  As filed with the U.S. Securities and Exchange Commission on March 27, 2002

                                                               File No. 33-33980
                                                               File No. 811-6067

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

     Pre-Effective Amendment No. __                                          [ ]

     Post-Effective Amendment No. 34                                         [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
     Amendment No. 35                                                        [X]

                        (Check appropriate box or boxes.)

                        DIMENSIONAL INVESTMENT GROUP INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

              1299 Ocean Avenue, 11th Floor, Santa Monica CA 90401
              -----------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

        Registrant's Telephone Number, including Area Code (310) 395-8005
        -----------------------------------------------------------------

           Catherine L. Newell, Esquire, Vice President and Secretary
                       Dimensional Investment Group Inc.,
          1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401
          -------------------------------------------------------------
                     (Name and Address of Agent for Service)

                    Please send copies of all communications
                                       to:

                            Mark A. Sheehan, Esquire
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103
                                 (215) 564-8027

It is proposed that this filing will become effective (check appropriate box):

____ immediately upon filing pursuant to paragraph (b)
__X_ on March 30, 2002 pursuant to paragraph (b)
____ 60 days after filing pursuant to paragraph (a)(1)
____ on (date) pursuant to paragraph (a)(1)
____ 75 days after filing pursuant to paragraph (a)(2)
____ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Trustees and principal officers of The DFA Investment Trust Company also have executed this registration statement.

                      TITLE OF SECURITIES BEING REGISTERED:

                   AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO
                     AAM/DFA TWO-YEAR FIXED INCOME PORTFOLIO
                      AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO
                      DFA INTERNATIONAL VALUE PORTFOLIO III
                       U.S. LARGE CAP VALUE PORTFOLIO III
                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
                        U.S. SMALL CAP VALUE PORTFOLIO II
                      DFA INTERNATIONAL VALUE PORTFOLIO II
                        U.S. LARGE CAP VALUE PORTFOLIO II
                      DFA INTERNATIONAL VALUE PORTFOLIO IV
                          EMERGING MARKETS PORTFOLIO II
                 THE DFA U.S. SMALL CAP INSTITUTIONAL PORTFOLIO
                        DFA INTERNATIONAL VALUE PORTFOLIO
                         U.S. LARGE COMPANY PORTFOLIO K
                        U.S. LARGE CAP VALUE PORTFOLIO K
                         U.S. SMALL XM VALUE PORTFOLIO K
                           U.S. SMALL CAP PORTFOLIO K
                       DFA INTERNATIONAL VALUE PORTFOLIO K
                          EMERGING MARKETS PORTFOLIO K
                      DFA ONE-YEAR FIXED INCOME PORTFOLIO K
                  DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO K
                U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

                                    CONTENTS

This Post-Effective Amendment No. 34/35 to Registration File Nos.
33-33980/811-6067 includes the following:

1.   FACING PAGE (1)

2.   CONTENTS PAGE

3. PART A -- Prospectus relating to the Registrant's AAM/DFA U.S. High Book to Market Portfolio, AAM/DFA Two-Year Fixed Income Portfolio and AAM/DFA Two-Year Government Portfolio series of shares

4. PART A -- Prospectus relating to the Registrant's DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II series of shares

5. PART A -- Prospectus relating to Registrant's U.S. Small Cap Value Portfolio II series of shares

6. PART A -- Prospectus relating to Registrant's DFA International Value Portfolio II series of shares

7. PART A -- Prospectus relating to Registrant's U.S. Large Cap Value Portfolio II series of shares

8. PART A -- Prospectus relating to Registrant's DFA International Value Portfolio IV and Emerging Markets Portfolio II series of shares

9. PART A -- Prospectus relating to Registrant's The DFA U.S. Small Cap Institutional Portfolio series of shares

10. PART A - Prospectus relating to Registrant's U.S. Large Company Portfolio K, U.S. Large Cap Value Portfolio K, U.S. Small XM Value Portfolio K, U.S. Small Cap Portfolio K, DFA International Value Portfolio K, Emerging Markets Portfolio K, DFA One-Year Fixed Income Portfolio K and DFA Two-Year Global Fixed Income Portfolio K series of shares

11. PART A - Prospectus relating to Registrant's U.S. Large Company Institutional Index Portfolio series of shares

12.  PART A -- Prospectus (1)

13. PART B -- Statement of Additional Information relating to the Registrant's AAM/DFA U.S. High Book to Market Portfolio, AAM/DFA Two-Year Fixed Income Portfolio and AAM/DFA Two-Year Government Portfolio series of shares

14. PART B -- Statement of Additional Information relating to the Registrant's DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II

15. PART B -- Statement of Additional Information relating to the Registrant's U.S. Small Cap Value Portfolio II series of shares

16. PART B -- Statement of Additional Information relating to the Registrant's DFA International Value Portfolio II series of shares

17. PART B -- Statement of Additional Information relating to the Registrant's U.S. Large Cap Value Portfolio II series of shares

18. PART B -- Statement of Additional Information relating to the Registrant's DFA International Value Portfolio IV and Emerging Markets Portfolio II series of shares

19. PART B -- Statement of Additional Information relating to the Registrant's The DFA U.S. Small Cap Institutional Portfolio series of shares

20. PART B - Statement of Additional Information relating to the Registrant's U.S. Large Company Portfolio K, U.S. Large Cap Value Portfolio K, U.S. Small XM Value Portfolio K, U.S. Small Cap Portfolio K, DFA International Value Portfolio K, Emerging Markets Portfolio K, DFA One-Year Fixed Income Portfolio K and DFA Two-Year Global Fixed Income Portfolio K series of shares

21. PART B - Statement of Additional Information relating to the Registrant's U.S. Large Company Institutional Index Portfolio series of shares

22.  PART B -- Statement of Additional Information (1)

23.  PART C -- Other Information

24.  SIGNATURES

(1) The Prospectus and Statement of Additional Information relating to the Registrant's DFA International Value Portfolio series of shares, dated March 30, 2002, are incorporated into this filing by reference to the electronic filing of 1933 Act/1940 Act Post-Effective Amendment Nos. 64/65 to the Registration Statement of DFA Investment Dimensions Group Inc., filed March 27, 2002 (File Nos. 2-73948/811-3258).

                              P R O S P E C T U S


                                 MARCH 30, 2002


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                      DFA INVESTMENT DIMENSIONS GROUP INC.
                 ---------------------------------------------
                       DIMENSIONAL INVESTMENT GROUP INC.

   The two investment companies described in this Prospectus (DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc.) each offer a variety of investment portfolios. Each of the Portfolios described in this Prospectus has its own investment objective and policies, and is the equivalent of a separate mutual fund. AAM/DFA International High Book To Market Portfolio is offered by DFA Investment Dimensions Group Inc. The other
                  listed Portfolios are part of Dimensional
                 Investment Group Inc. The four Portfolios:
                     - Are exclusively available to clients
                      of Assante Asset Management Inc.
                           - Do not charge sales
                            commissions or "loads."
                                 - Are designed
                                for long-term
                                   investors.


                   AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO



              AAM/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO



                    AAM/DFA TWO-YEAR FIXED INCOME PORTFOLIO
         (FORMERLY, AAM/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO)



                     AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO


  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1
  ABOUT THE PORTFOLIOS......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............    2
  OTHER RISKS...............................................    3
  RISK AND RETURN BAR CHARTS AND TABLES.....................    4

FEES AND EXPENSES...........................................    6
ANNUAL FUND OPERATING EXPENSES..............................    6

SECURITIES LENDING REVENUE..................................    7
HIGHLIGHTS..................................................    7

  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    7
  DIVIDEND POLICY...........................................    7
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    7
INVESTMENT OBJECTIVES AND POLICIES--EQUITY PORTFOLIOS.......    8

  AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO................    8
  INVESTMENT OBJECTIVE AND POLICIES.........................    8
  PORTFOLIO CONSTRUCTION....................................    8
  AAM/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO.......    8
  INVESTMENT OBJECTIVE AND POLICIES.........................    8

  EQUITY PORTFOLIOS.........................................    9
INVESTMENT OBJECTIVES AND POLICIES--FIXED INCOME
  PORTFOLIOS................................................   10

  AAM/DFA TWO-YEAR FIXED INCOME PORTFOLIO...................   10
  AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO.....................   10
  DESCRIPTION OF INVESTMENTS................................   10
  INVESTMENTS IN THE BANKING INDUSTRY.......................   11
  PORTFOLIO STRATEGY........................................   12
DEVIATION FROM MARKET CAPITALIZATION WEIGHTING--EQUITY
  PORTFOLIOS................................................   12

SECURITIES LOANS............................................   13
MANAGEMENT OF THE FUNDS.....................................   13

  CONSULTING SERVICES--INTERNATIONAL VALUE SERIES...........   14
  CLIENT SERVICE AGENT--ALL PORTFOLIOS......................   14

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............   14
PURCHASE OF SHARES..........................................   16

  IN-KIND PURCHASES.........................................   16
VALUATION OF SHARES.........................................   16

EXCHANGE OF SHARES..........................................   18
REDEMPTION OF SHARES........................................   18

  REDEMPTION PROCEDURE......................................   18
  REDEMPTION OF SMALL ACCOUNTS..............................   18
  IN-KIND REDEMPTIONS.......................................   19
THE FEEDER PORTFOLIOS.......................................   19

FINANCIAL HIGHLIGHTS........................................   21
SERVICE PROVIDERS...........................................   25

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIOS
-------------------

SOME PORTFOLIOS HAVE SPECIAL STRUCTURES: Certain Portfolios, called "Feeder Portfolios," do not buy individual securities directly. Instead, they invest in corresponding funds called "Master Funds." Master Funds in turn purchase stocks, bonds and/or other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. While this structure is designed to reduce costs, it may not do so. As a result, a Feeder Portfolio might encounter operational or other complications.

[SIDEBAR]
A Master Fund buys securities directly. A corresponding Feeder Portfolio invests in the Master Fund's shares. The two have the same gross investment returns. [END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for each non-Feeder Portfolio and all Master Funds. (A Feeder Portfolio does not need an investment manager.) Assante Asset Management Inc. provides shareholders with client services such as performance reporting.

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4. Purchasing stocks so the portfolio is generally market capitalization weighted.

FIXED INCOME INVESTMENT APPROACH:
-------------------------------

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1.  Setting a maturity range.

2.  Implementing the Advisor's quality and eligibility guidelines.

3.  Purchasing securities with a view to maximizing returns.

[SIDEBAR]
MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

TOTAL MARKET CAPITALIZATION is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") or Nasdaq National Market-Registered Trademark- ("Nasdaq").
[END SIDEBAR]

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Portfolios or Master Funds that own them, to rise or fall. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you may lose money. Fixed Income portfolios are particularly sensitive to changing interest rates.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------


EQUITY PORTFOLIOS:



AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO


-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase shares of a Master Fund that buys value stocks of large United States companies on a market capitalization weighted basis.


AAM/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO


-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase shares of a Master Fund that buys value stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.

FOREIGN SECURITIES AND CURRENCIES RISK: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). The Master Fund in which the Portfolio invests generally does not hedge foreign currency risk.


FIXED INCOME PORTFOLIOS:



AAM/DFA TWO-YEAR FIXED INCOME PORTFOLIO (formerly, AAM/DFA Two-Year Corporate Fixed Income Portfolio)



- INVESTMENT OBJECTIVE: Maximize total returns consistent with the preservation of capital.



- INVESTMENT STRATEGY: Seek to maximize risk-adjusted total returns from a universe of high quality, U.S. issued, dollar-denominated fixed income securities with maturities of no more than two years. These fixed income securities may include securities of the U.S. government and its agencies, domestic and foreign corporations and supranational organizations (e.g., the World Bank). The Portfolio intends to concentrate investments in the banking industry in certain cases.



RISK OF BANKING CONCENTRATION: Focus on the banking industry would link the performance of the AAM/DFA Two Year Fixed Income Portfolio to changes in performance of the banking industry generally.


[SIDEBAR]

"VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.

In selecting value stocks, the Advisor primarily considers price relative to book value.

AAM/DFA International High Book To Market Portfolio's foreign currency risks generally are not hedged.
[END SIDEBAR]

AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO



- INVESTMENT OBJECTIVE: Maximize total returns available from the universe of debt obligations of the U.S. government and U.S. government agencies consistent with preservation of capital.



- INVESTMENT STRATEGY: Seek to maximize risk-adjusted total returns from a universe of obligations of the U.S. government and its agencies maturing in two years or less. The Portfolio may also enter into repurchase agreements backed by U.S. government securities.


OTHER RISKS
-----------

SECURITIES LENDING:
----------------

Non-Feeder Portfolios and Master Funds may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

RISK AND RETURN BAR CHARTS AND TABLES
--------------------------------------


The Bar Charts and Tables immediately following illustrate the variability of each Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolios. The Bar Chart for each Portfolio shows the changes in performance from year to year. The Table for each Portfolio illustrates how annualized one year, five year, and since inception returns, both before and after taxes, compare with those of a broad measure of market performance. The after-tax returns presented for each Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the Tables. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolios through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A negative pre-tax total return translates into a higher after-tax return because this calculation assumes that an investor received a tax deduction for the loss incurred on the sale. Past performance (before and after taxes) is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

TOTAL RETURNS (%)
1997               28.04
1998               12.07
1999                4.72
2000               10.17
2001                3.81

JANUARY 1997-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
16.84 (10/98-12/98)         -17.09 (7/98-9/98)


   PERIODS ENDING DECEMBER 31, 2001       ONE   FIVE   SINCE 6/96
        ANNUALIZED RETURNS (%)           YEAR   YEARS  INCEPTION
AAM/DFA U.S. HIGH BOOK
TO MARKET PORTFOLIO
Return Before Taxes                       3.81  11.44      12.09
Return After Taxes on Distributions       0.53   8.33       9.10
Return After Taxes on Distributions and
Sale of Portfolio Shares                  4.75   8.66       9.24
RUSSELL 1000 VALUE INDEX                 -5.59  11.14      12.40

AAM/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

TOTAL RETURNS (%)
1994                 8.77
1995                11.47
1996                 7.89
1997                -3.16
1998                14.97
1999                16.38
2000                -0.15
2001               -15.32

JANUARY 1994-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
17.98 (1/98-3/98)           -16.86 (7/98-9/98)


   PERIODS ENDING DECEMBER 31, 2001       ONE    FIVE   SINCE 7/93
        ANNUALIZED RETURNS (%)            YEAR   YEARS  INCEPTION
AAM/DFA INTERNATIONAL HIGH
BOOK TO MARKET PORTFOLIO
Return Before Taxes                      -15.32   1.84       5.62
Return After Taxes on Distributions      -17.55  -0.02       4.19
Return After Taxes on Distributions and
Sale of Portfolio Shares                  -8.24   1.02       4.21
MSCI EAFE INDEX (NET DIVIDENDS)          -21.45   0.89       4.29

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAM/DFA TWO-YEAR FIXED INCOME PORTFOLIO
(FORMERLY, AAM/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO)

TOTAL RETURNS (%)
1997               5.92
1998               5.68
1999               4.23
2000               6.68
2001               5.89

JANUARY 1997-DECEMBER 2001
     HIGHEST QUARTER         LOWEST QUARTER
2.23 (7/01-9/01)            0.83 (1/97-3/97)


   PERIODS ENDING DECEMBER 31, 2001      ONE   FIVE   SINCE 7/96
        ANNUALIZED RETURNS (%)           YEAR  YEARS  INCEPTION
AAM/DFA TWO-YEAR
FIXED INCOME PORTFOLIO
Return Before Taxes                      5.89   5.68       5.79
Return After Taxes on Distributions      4.04   3.46       3.53
Return After Taxes on Distributions and
Sale of Portfolio Shares                 3.56   3.43       3.50
MERRILL LYNCH 1-3 YEAR
GOVERNMENT/CORPORATE INDEX               8.71   6.72       6.78

AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO

TOTAL RETURNS (%)
1997               6.15
1998               5.44
1999               3.91
2000               6.82
2001               7.27

JANUARY 1997-DECEMBER 2001
Highest Quarter               Lowest Quarter
3.56 (7/01-9/01)            0.65 (1/97-3/97)


   PERIODS ENDING DECEMBER 31, 2001      ONE   FIVE   SINCE 7/96
Annualized Returns (%)                   Year  Years   Inception
AAM/DFA TWO-YEAR
GOVERNMENT PORTFOLIO
Return Before Taxes                      7.27   5.91        5.97
Return After Taxes on Distributions      5.25   3.71        3.71
Return After Taxes on Distributions and
Sale of Portfolio Shares                 4.42   3.63        3.65
MERRILL LYNCH 1-3 YEAR GOVERNMENT INDEX  8.31   6.59        6.66

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None*

------------------------

        * Most shares of the Portfolios that will be purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

                         ANNUAL FUND OPERATING EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    The expenses in the following tables are based on those incurred by the Portfolios and the corresponding Master Funds for the fiscal year ended November 30, 2001.



    ANNUAL FUND OPERATING EXPENSES
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)

    AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO(1)(2)
      Management Fee........................................  0.11%
      Other Expenses........................................  0.25%
      Total Operating Expenses..............................  0.36%

    AAM/DFA INTERNATIONAL HIGH BOOK TO MARKET
     PORTFOLIO(1)(2)
      Management Fee........................................  0.21%
      Other Expenses........................................  0.31%
      Total Operating Expenses..............................  0.52%

    AAM/DFA TWO-YEAR FIXED INCOME PORTFOLIO(2)*
      Management Fee........................................  0.15%
      Other Expenses........................................  0.20%
      Total Operating Expenses..............................  0.35%

    AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO(2)
      Management Fee........................................  0.15%
      Other Expenses........................................  0.19%
      Total Operating Expenses..............................  0.34%


------------------------


* Effective March 31, 2002, the AAM/DFA Two-Year Corporate Fixed Income Portfolio changed its name to the AAM/DFA Two-Year Fixed Income Portfolio.


(1) Feeder Portfolio. The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Feeder Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Feeder Portfolio and the Master Fund.


(2) "Other Expenses" include a client services fee payable to Assante Asset Management, Inc. of 0.15%, 0.19%, 0.08% and 0.08% by the AAM/DFA U.S. High Book to Market Portfolio, the AAM/DFA International High Book to Market Portfolio, the AAM/DFA Two-Year Fixed Income Portfolio and the AAM/DFA Two-Year Government Portfolio, respectively.

                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and current reimbursement fees may apply. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AAM/DFA U.S. High Book to Market Portfolio..................    $37        $116       $202       $456
AAM/DFA International High Book to Market Portfolio.........    $53        $167       $291       $653
AAM/DFA Two-Year Fixed Income Portfolio*....................    $36        $113       $197       $443
AAM/DFA Two-Year Government Portfolio.......................    $35        $109       $191       $431


------------------------


* Effective March 31, 2002, the AAM/DFA Two-Year Corporate Fixed Income Portfolio changed its name to the AAM/DFA Two-Year Fixed Income Portfolio.


    With respect to the Feeder Portfolios, the table summarizes the aggregate estimated annual operating expenses of both the Portfolios and the Master Funds in which the Portfolios invests.

                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 2001, the following Master Funds received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):



                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
The U.S. Large Cap Value Series.............................  $  133,000        0.01%
The DFA International Value Series..........................  $1,481,000        0.11%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor") provides each Portfolio with administrative services and also serves as investment advisor to the non-Feeder Portfolios and the Master Funds. Assante Asset Management, Inc. ("AAM") serves as client service agent to each Portfolio. (See "MANAGEMENT OF THE FUNDS.")

DIVIDEND POLICY

    The AAM/DFA U.S. High Book to Market Portfolio and the Fixed Income Portfolios distribute dividends from their net investment income quarterly. The AAM/DFA International High Book to Market Portfolio distributes dividends from net investment income annually. Each of the Portfolios will distribute any realized net capital gains annually after the end of the fiscal year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolios are offered at net asset value, which is calculated as of the close of the NYSE on each day that the NYSE is open for business. The value of the shares of each Feeder Portfolio will fluctuate in relation to the investment experience of the Master Fund in which it invests. The value of the shares of each non-Feeder Portfolio will fluctuate in relation to its own investment experience. The redemption price of a share of each Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES" and "REDEMPTION OF SHARES.")

             INVESTMENT OBJECTIVES AND POLICIES--EQUITY PORTFOLIOS

AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the AAM/DFA U.S. High Book to Market Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in The U.S. Large Cap Value Series (the "U.S. Large Cap Value Series") of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The U.S. Large Cap Value Series seeks to achieve its objective by investing in common stocks of large U.S. companies which the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time.


PORTFOLIO CONSTRUCTION


    Ordinarily, the U.S. Large Cap Value Series invests in the common stocks of large cap companies traded on a principal U.S. exchange or on the over-the-counter market that the Advisor determines to be value stocks. As of the date of this prospectus, the Advisor considers companies whose market capitalizations generally are in the highest 90% of total market capitalization to be large cap companies. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of U.S. operating companies listed on the NYSE, AMEX or Nasdaq. On at least a semi-annual basis, the Advisor will review total market capitalization to prepare lists of large cap companies whose stock is eligible for investment by the U.S. Large Cap Value Series. As of December 31, 2001, generally, the market capitalization of a company in the highest 90% of total market capitalization was approximately $1686 million or above. This dollar amount may change due to market conditions. The U.S. Large Cap Value Series may invest in futures contracts and options on futures contracts. To the extent that the U.S. Large Cap Value Series invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions. As a non-fundamental policy, under normal circustances, the U.S. Large Cap Value Series will invest at least 80% of its net assets in securities of U.S. companies. If the U.S. Large Cap Value Series changes this investment policy, AAM/DFA U.S. High Book to Market Portfolio will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.


    The total market capitalization range, and the value criteria used by the Advisor for the U.S. Large Cap Value Series, as descibed above, generally apply at the time of purchase by the U.S. Large Cap Value Series. The U.S. Large Cap Value Series is not required to dispose of a security if the security's issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. See "EQUITY PORTFOLIOS" in this prospectus.

AAM/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of AAM/DFA International High Book to Market Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in The DFA International Value Series (the "International Value Series") of the Trust, which has the same investment objective and policies as the Portfolio. The International Value Series seeks to achieve its objective by investing in the stocks of large non-U.S. companies that the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a book to market ratio). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Series' asset growth permits, it may invest in the stocks of large companies in other developed markets. In addition, the International Value Series may continue to hold securities of developed market countries that are not listed above as authorized countries, but had been authorized for investment in the past.


    Under normal market conditions, the International Value Series' intends to invest its assets in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries, and no more than 40% of the Series' assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that it invests in futures contracts for other than bona fide hedging purposes, it will not purchase futures contracts if, as a result, more than 5% of its net assets would then consist of initial margin deposits required to establish such positions.

    As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization, and the Series intends to purchase securities on a market capitalization weighted basis within each applicable country. The Advisor may reset such floor from time to time to reflect changing market conditions. The Advisor, using its best judgment, will seek to set country weights based on the relative market capitalizations of companies within each country. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices such as those published by FTSE International, Morgan Stanley Capital International or Salomon/Smith Barney.

EQUITY PORTFOLIOS

    With respect to the Equity Portfolios and the Master Funds in which such Portfolios invest, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of each Portfolio and Master Fund.

          INVESTMENT OBJECTIVES AND POLICIES--FIXED INCOME PORTFOLIOS


AAM/DFA TWO-YEAR FIXED INCOME PORTFOLIO



    The investment objective of AAM/DFA Two-Year Fixed Income Portfolio (formerly, the AAM/DFA Two-Year Corporate Fixed Income Portfolio) is to maximize total returns consistent with the preservation of capital. This objective will be pursued by investing in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. As a non-fundamental policy, under normal circustances, the AAM/DFA Two-Year Fixed Income Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years from the date of settlement. If the AAM/ DFA Two-Year Fixed Income Portfolio changes this investment policy, it will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio. The AAM/DFA Two-Year Fixed Income Portfolio principally invests in certificates of deposit, commercial paper, bankers' acceptances, notes and bonds. The Portfolio will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on these instruments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days when the NYSE is open for trading. (See "Investments in the Banking Industry.") The AAM/DFA Two-Year Fixed Income Portfolio may invest in futures contracts and options on futures contracts. To the extent that it invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.


AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO


    The investment objective of the AAM/DFA Two-Year Government Portfolio is to maximize total returns available from the universe of debt obligations of the U.S. government and U.S. government agencies consistent with the preservation of capital. Generally, this objective will be pursued by acquiring U.S. government obligations and U.S. government agency obligations that mature within two years from the date of settlement. As a non-fundamental policy, under normal circumstances, the AAM/DFA Two-Year Government Portfolio will invest at least 80% of its net assets in government securities that mature within two years from the date of settlement. If the AAM/DFA Two-Year Government Portfolio changes this investment policy, it will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio. The Portfolio may invest in futures contracts and options on futures contracts. To the extent that it invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.


DESCRIPTION OF INVESTMENTS

    The following is a description of the categories of investments which may be acquired by the Fixed Income Portfolios:


                                                              PERMISSIBLE
                                                              CATEGORIES
                                                              -----------
AAM/DFA Two-Year Fixed Income Portfolio.....................  1-7
AAM/DFA Two-Year Government Portfolio.......................  1, 2, 6


    1. U.S. GOVERNMENT OBLIGATIONS--Debt securities issued by the U.S. Treasury which are direct obligations of the U.S. government, including bills, notes and bonds.

    2. U.S. GOVERNMENT AGENCY OBLIGATIONS--Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, including the Federal National Mortgage Association, Federal Home Loan Bank and the Federal Housing Administration.

    3. CORPORATE DEBT OBLIGATIONS--Non-convertible corporate debt securities (e.g., bonds and debentures) which are issued by companies whose commercial paper is rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Rating Group, a Division of The McGraw-Hill Companies ("S&P") and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

    4. BANK OBLIGATIONS--Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will be acquired only if the bank has assets in excess of $1,000,000,000.

    5. COMMERCIAL PAPER--Rated, at the time of purchase, A-1 or better by S&P or Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by S&P, and having a maximum maturity of nine months.

    6. REPURCHASE AGREEMENTS--Instruments through which the Portfolios purchase securities ("underlying securities") from a bank, or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Portfolios will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Portfolio's total assets would be so invested. The Portfolios will also only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

    7. SUPRANATIONAL ORGANIZATION OBLIGATIONS--Debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.


    The categories of investments that may be acquired by the AAM/DFA Two-Year Fixed Income and AAM/DFA Two-Year Government Portfolios may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.


INVESTMENTS IN THE BANKING INDUSTRY


    The AAM/DFA Two-Year Fixed Income Portfolio will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments for a period of five consecutive days when the NYSE is open for trading. This policy can only be changed by a vote of the shareholders of the Portfolio. Banks and bank holding companies are considered to constitute a single industry, the banking industry. When investment in such obligations exceeds 25% of the total net assets of the AAM/DFA Two-Year Fixed Income Portfolio, the Portfolio will be considered to be concentrating its investments in the banking industry. As of the date of this prospectus, the AAM/DFA Two-Year Fixed Income Portfolio is not concentrating its investments in the banking industry.

    The types of bank and bank holding company obligations in which the AAM/DFA Two-Year Fixed Income Portfolio may invest include: dollar-denominated certificates of deposit, bankers' acceptances, commercial paper and other debt obligations issued in the United States and which mature within two years of the date of settlement, provided such obligations meet the Portfolio's established credit rating criteria as stated under "Description of Investments." In addition, the AAM/DFA Two-Year Fixed Income Portfolio is authorized to invest more than 25% of its total assets in Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.


PORTFOLIO STRATEGY


    The AAM/DFA Two-Year Fixed Income Portfolio will be managed with a view to capturing credit risk premiums and term or maturity premiums. The term "credit risk premium" means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury and "maturity risk premium" means the anticipated incremental return on investment for holding securities having maturities of longer than one month compared to securities having a maturity of one month. The Advisor believes that credit risk premiums are available largely through investment in high grade commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the AAM/DFA Two-Year Fixed Income Portfolio will be chosen with a view to maximizing anticipated returns, net of trading costs.



    The Fixed Income Portfolios are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. It is anticipated that the annual turnover rate of the AAM/DFA Two-Year Fixed Income Portfolio could be 0% to 200%, and the AAM/DFA Two-Year Government Portfolio could be 100% to 500%. Taxable distributions ordinarily increase with trading activity. While the Fixed Income Portfolios acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a "cost" of trading. Such costs ordinarily increase with trading activity. However, as stated above, securities ordinarily will be sold when, in the Advisor's judgment, the monthly return of the AAM/DFA Two-Year Fixed Income Portfolio or the AAM/DFA Two-Year Government Portfolio will be increased as a result of portfolio transactions after taking in to account the cost of trading. It is anticipated that securities will be acquired in the secondary markets for short term instruments.


       DEVIATION FROM MARKET CAPITALIZATION WEIGHTING--EQUITY PORTFOLIOS

    The portfolio structures of the Master Funds in which the Equity Portfolios invest involve market capitalization weighting. That is, their investment portfolios are structured by basing the amount of each security purchased on the issuer's relative market capitalization with a view to achieving a reasonable reflection of the relative market capitalizations in accordance with their investment objectives and strategies. Deviation from strict market capitalization weighting may occur for several reasons. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines in its best judgment that the purchase of such stock is inappropriate given other conditions. Deviation also will occur because the Advisor intends to purchase in round lots only. Furthermore, the Advisor may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting. A further deviation may occur due to investments in privately placed convertible debentures.

    Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, securities eligible for purchase or otherwise represented in a portfolio may be acquired in exchange for the issuance of shares. (See "PURCHASE OF SHARES--In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will prepare lists of companies with high book to market ratios whose stock is eligible for investment by each portfolio. Only common stocks whose market capitalizations are not less than the minimum on such list will be purchased. Additional investments generally will not be made in securities which have depreciated in value sufficiently that they are not then considered by the Advisor to be large companies. This may result in further deviation from strict market capitalization weighting. Such deviation could be substantial if a significant amount of a portfolio's holdings decrease in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

                                SECURITIES LOANS

    The Portfolios and Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Portfolios or Master Funds may earn additional income from lending securities, such activity is incidental to their investment objectives. The value of securities loaned may not exceed 33 1/3% of the value of each Portfolio's or Master Fund's total assets. In connection with such loans, the Portfolio or the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Portfolio or the Master Fund will be able to terminate the loan at any time, will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, a Portfolio or Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. Although each Feeder Fund is authorized to lend its portfolio securities, as long as it only holds shares of its Master Fund, it will not do so.

                            MANAGEMENT OF THE FUNDS

    The Advisor serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and each Master Fund. As such, it is responsible for the management of their respective assets. Investment decisions for all non-Feeder Portfolios and Master Funds are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides all non-Feeder Portfolios and Master Funds with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees that the Portfolios have incurred for the fiscal year ended November 30, 2001, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion.


    The DFA Investment Dimensions Group, Inc., Dimensional Investment Group Inc. (each a "Fund," and collectively the "Funds") and the Trust bear all of their own costs and expenses, including: services of its independent certified public accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. Expenses of a Fund which are not allocable to a particular Portfolio are borne by each Portfolio of that Fund on the basis of its relative net assets. Similarly, the expenses of the Trust which are not allocable to a particular Master Fund are to be borne by each Master Fund of the Trust on the basis of its relative net assets.

CONSULTING SERVICES--INTERNATIONAL VALUE SERIES


    The Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the International Value Series. The Advisor controls DFAL and DFA Australia.


CLIENT SERVICE AGENT--ALL PORTFOLIOS

    Pursuant to a Client Service Agent Agreement with each Portfolio, AAM performs various services for the Portfolios. These services include establishment of a toll-free telephone number for shareholders of each Portfolio to use to obtain or receive up-to-date account information; providing to shareholders quarterly and other reports with respect to the performance of each Portfolio; and providing shareholders with such information regarding the operations and affairs of each Portfolio, and their investment in its shares, as the shareholders or the applicable Board of Directors may reasonably request.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    In general, the AAM/DFA U.S. High Book to Market Portfolio and the Fixed Income Portfolios distribute dividends from their net investment income quarterly (on a calendar basis). The AAM/DFA International High Book to Market Portfolio distributes dividends from net investment income annually. Each of the Portfolios will distribute any realized net capital gains annually after the end of the fiscal year. Each Portfolio is treated as a separate corporation for federal tax purposes.

    Whether paid in cash or additional shares and regardless of the length of time a Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. For those investors subject to tax, if purchases of shares of a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually as to the federal tax status of dividends and distributions paid by the Portfolio whose shares they own.

    Shareholders of each Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date). With the exception of AAM/DFA International High

Book to Market Portfolio, upon written notice to the Advisor, shareholders of the remaining Portfolios may select one of the following options:

      Income Option--to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

      Capital Gains Option--to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

      Cash Option--to receive both income dividends and capital gains distributions in cash.


    Certain investments by the Portfolios (or their corresponding Master Fund) may be subject to special rules which may affect the amount, character and timing of the income to the investing entity. Some of these rules are referenced in the statement of additional information. Specifically, prospective investors should consult the statement of additional information for further information regarding the extent to which distributions from a Portfolio may be eligible for the dividends received deduction.


    Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders who are subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on sale or exchange of a Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Since virtually all of the net investment income from the Fixed Income Portfolios is expected to arise from earned interest, it is not expected that either of the Portfolios' distributions will be eligible for the dividends received deduction for corporations. Similarly, it is anticipated that either none or only a small portion of the distributions made by the AAM/DFA International High Book to Market Portfolio will qualify for the corporate dividends received deduction because of such Portfolios' investment (through its Master Fund) in foreign equity securities. The portion of dividends paid by the AAM/DFA U.S. High Book to Market Portfolio from net investment income that is eligible for the corporate dividends received deduction depends primarily on the Portfolio's pro rata share of the aggregate qualifying dividend income received by its Master Fund from domestic (U.S.) sources.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from a Portfolio and on gains arising on redemption or exchange of Portfolio shares. With regard to the Fixed Income Portfolios, distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Non-U.S. shareholders may be subject to U.S. withholding and estate tax.


    A Portfolio is required to withhold 30% of taxable dividends, capital gains distributions, and redemption proceeds paid to shareholders who have not complied with IRS rules concerning taxpayer identification numbers. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.


    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.

                               PURCHASE OF SHARES

    Only clients of AAM are eligible to purchase shares of the Portfolios. Investors should first contact AAM at (800) 366-7266, ext. 124, to notify AAM of the proposed investment.

    Most shares of the Portfolios that will be purchased or sold through omnibus accounts maintained by securities firms may be subject to a service fee or commission for such transactions. Clients of AAM may also be subject to investment advisory fees under their own arrangements with AAM.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES

    If accepted by the applicable Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by such Portfolio (or its corresponding Master Fund) or otherwise represented in its portfolio as described in this prospectus. Shares of the AAM/DFA International High Book to Market Portfolio may also be purchased in exchange for local currencies in which securities owned by its corresponding Master Fund are denominated. Securities and local currencies accepted by a Fund for exchange and Fund shares to be issued in the exchange will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interests, subscription, or other rights pertaining to such securities shall become the property of the Portfolio (or its corresponding Master Fund) whose shares are being acquired and must be delivered to the applicable Fund by the investor upon receipt from the issuer.

    The Funds will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio (or its corresponding Master Fund) and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio (or its corresponding Master Fund) under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists or otherwise; and (3) at the discretion of the applicable Fund, the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the Portfolio (or Master Fund) may not exceed 5% of the net assets of the Portfolio (or Master
Fund) immediately after the transaction. The Funds will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES


    The net asset value per share of each Portfolio and Master Fund is generally calculated on days that the NYSE is open for trading. The net asset value per share of each Portfolio and Master Fund is calculated after the close of the NYSE (normally, 1:00 p.m. PST) by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio or Master Fund. The value of the shares of each non-Feeder Portfolio will fluctuate in relation to its own investment experience. The value of each Feeder Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund in which such Portfolio invests. Securities held by a Portfolio or Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the U.S. Large Cap Value Series values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the respective Board of Directors or Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios and the Master Funds may differ from quoted or published prices for the same securities. NOTE: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 1:00 p.m. PST.


    The value of the shares of the Fixed Income Portfolios will tend to fluctuate with interest rates because, unlike money market funds, these Portfolios do not seek to stabilize the value of their respective shares by use of the "amortized cost" method of asset valuation. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Securities held by the Fixed Income Portfolios may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the current market value of such securities. Other assets and securities for which quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Directors.


    The net asset value per share of The International Value Series (in which the AAM/DFA International High Book to Market Portfolio invests all of its assets) is expressed in U.S. dollars by translating the net assets using the mean price for the dollar as quoted by generally recognized reliable sources. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by The International Value Series are determined as of such times for the purpose of computing the net asset value of the International Value Series (and the AAM/DFA International High Book to Market Portfolio). If events which materially affect the value of the foreign investments occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the International Value Series owns securities that are primarily listed on foreign exchanges which may trade on days when the AAM/DFA International High Book to Market Portfolio and International Value Series do not price their shares, the net asset value of the International Value Series and AAM/DFA International High Book to Market Portfolio may change on days when shareholders will not be able to purchase or redeem shares.


    Provided that AAM has received the investor's investment instructions in good order and the Custodian has received the investor's payment, shares of the Portfolio selected will be priced at the net asset value calculated next after receipt of the order by PFPC Inc. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Portfolio arising out of such cancellation. The Funds reserve the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss and may prohibit or restrict the manner in which such purchaser may place further orders.

    Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolios is minimal and, therefore, the shares of the Portfolios are currently sold at net asset value, without imposition of a fee that would be used to reimburse a Portfolio for such cost ("reimbursement fee"). Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios and the corresponding Master Funds. Any such charges will be described in the prospectus.

                               EXCHANGE OF SHARES

    An investor may exchange shares of one Portfolio for those of another Portfolio described in this prospectus or another portfolio of the Funds, by first contacting AAM and completing the documentation required by AAM and the Advisor.

    The minimum amount for an exchange into a portfolio of DFA Investment Dimensions Group Inc. ("DFAIDG") is $100,000. Exchanges are accepted only into those portfolios of DFAIDG that are eligible for the exchange privilege of DFAIDG. Investors should contact AAM for a list of those portfolios of DFAIDG that accept exchanges.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios or otherwise adversely affect the Funds, any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio.


    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and (if no authorized signatures for the account are on file) a guarantee of the signature of each registered owner by an "eligible guarantor institution." Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the shares of the portfolio being acquired may be issued in compliance with the securities laws of the investor's state of residence.


    There is no fee imposed on an exchange. However, the Funds reserve the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, the investor could realize a taxable gain or loss on the transaction. The Funds reserve the right to revise or terminate the exchange privilege or limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    An investor who desires to redeem shares of a Portfolio must furnish a redemption request to AAM in the form required by AAM. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order by PFPC Inc.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Funds can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    With respect to each Portfolio, the Funds reserve the right to redeem a shareholder's account if the value of the shares in a specific account is $500 or less because of redemptions by the shareholder. Before a

Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by a Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

    When in the best interests of a Portfolio, it may make a redemption payment, in whole or in part, by a distribution of portfolio securities from the Portfolio being redeemed (or its corresponding Master Fund) in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. The AAM/DFA International High Book to Market Portfolio also reserves the right to redeem its shares in the currencies in which the International Value Series' investments are denominated. Investors may incur brokerage charges and other transaction costs selling securities which were received in payment of redemptions and the value of foreign securities or currencies may be affected by currency exchange fluctuations.

                             THE FEEDER PORTFOLIOS

    Other institutional investors, including other mutual funds, may invest in each Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Feeder Portfolios. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in a Master Fund other than through a Feeder Portfolio.

    The aggregate amount of expenses for a Feeder Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Feeder Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. this arrangement enables various institutional investors, including the Feeder Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Feeder Portfolio, will pay its proportionate share of the expenses of that Master Fund.

    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Feeder Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Feeder Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the relevant Fund determines that it is in the best interest of a Feeder Portfolio, the Feeder Portfolio may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Feeder Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of its corresponding Master Fund. A withdrawal by a Feeder Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by a Master Fund to a Feeder Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolio. Any net capital gains so realized will be distributed to that Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand each Portfolio's financial performance for the past 5 years or, if shorter, the period of that Portfolio's operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' annual financial statements, are included in the annual reports which are available upon request.


                       DIMENSIONAL INVESTMENT GROUP INC.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                       AAM/DFA
                                                                          U.S. HIGH BOOK TO MARKET PORTFOLIO
                                                     ----------------------------------------------------------------------------
                                                         YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
                                                       NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,
                                                         2001            2000            1999            1998            1997
                                                     ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Period.............      $  12.14        $  13.82        $  13.99        $  13.12        $  10.77
                                                       --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).....................          0.25            0.22            0.24            0.21            0.20
Net Gains (Losses) on Securities (Realized and
  Unrealized)....................................          0.90            0.12            0.35            1.27            2.45
                                                       --------        --------        --------        --------        --------
Total from Investment Operations.................          1.15            0.34            0.59            1.48            2.65
                                                       --------        --------        --------        --------        --------
LESS DISTRIBUTIONS
Net Investment Income............................         (0.25)          (0.21)          (0.25)          (0.21)          (0.20)
Net Realized Gains...............................         (1.87)          (1.81)          (0.51)          (0.40)          (0.10)
                                                       --------        --------        --------        --------        --------
Total Distributions..............................         (2.12)          (2.02)          (0.76)          (0.61)          (0.30)
                                                       --------        --------        --------        --------        --------
Net Asset Value, End of Period...................      $  11.17        $  12.14        $  13.82        $  13.99        $  13.12
                                                       ========        ========        ========        ========        ========
Total Return.....................................         10.74%           2.82%           4.44%          11.78%          25.01%
Net Assets, End of Period (thousands)............      $ 99,247        $130,007        $118,923        $145,278        $128,484
Ratio of Expenses to Average Net Assets (1)......          0.36%           0.37%           0.35%           0.33%           0.36%
Ratio of Net Investment Income to Average Net
  Assets.........................................          1.53%           1.92%           1.56%           1.54%           1.76%
Portfolio Turnover Rate..........................           N/A             N/A             N/A             N/A             N/A
Portfolio Turnover Rate of Master Fund Series....             6%             26%             43%             25%             18%


----------------------------------

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.


N/A Refer to the respective Master Fund Series.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                       AAM/DFA
                                                                     INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO
                                                     ----------------------------------------------------------------------------
                                                         YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
                                                       NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,
                                                         2001            2000            1999            1998            1997
                                                     ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Period.............      $  14.47        $  15.29        $  13.86        $  12.84        $  13.76
                                                       --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).....................          0.32            0.30            0.35            0.30            0.22
Net Gains (Losses) on Securities
  (Realized and Unrealized)......................         (1.68)          (0.39)           1.42            1.21           (0.77)
                                                       --------        --------        --------        --------        --------
Total from Investment Operations.................         (1.36)          (0.09)           1.77            1.51           (0.55)
                                                       --------        --------        --------        --------        --------
LESS DISTRIBUTIONS
Net Investment Income............................         (0.33)          (0.32)          (0.29)          (0.27)          (0.23)
Net Realized Gains...............................         (1.43)          (0.41)          (0.05)          (0.22)          (0.14)
                                                       --------        --------        --------        --------        --------
Total Distributions..............................         (1.76)          (0.73)          (0.34)          (0.49)          (0.37)
                                                       --------        --------        --------        --------        --------
Net Asset Value, End of Period...................      $  11.35        $  14.47        $  15.29        $  13.86        $  12.84
                                                       ========        ========        ========        ========        ========
Total Return.....................................        (10.97)%         (0.75)%         13.03%          12.28%          (4.04)%
Net Assets, End of Period (thousands)............      $141,058        $209,123        $259,693        $286,790        $275,057
Ratio of Expenses to Average Net Assets(1).......          0.52%           0.52%           0.50%           0.46%           0.50%
Ratio of Net Investment Income to
  Average Net Assets.............................          2.14%           1.85%           2.20%           2.10%           1.72%
Portfolio Turnover Rate..........................           N/A             N/A             N/A             N/A             N/A
Portfolio Turnover Rate of Master Fund Series....             6%              9%              6%             15%             23%


----------------------------------
(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

N/A Refer to the respective Master Fund Series.

                       DIMENSIONAL INVESTMENT GROUP INC.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                       AAM/DFA
                                                                           TWO-YEAR FIXED INCOME PORTFOLIO
                                                            (FORMERLY, AAM/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO)
                                                     ----------------------------------------------------------------------------
                                                         YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
                                                       NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,
                                                         2001            2000            1999            1998            1997
                                                     ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Period.............      $  10.15        $  10.09        $  10.19        $  10.23        $  10.24
                                                       --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).....................          0.47            0.58            0.51            0.55            0.57
Net Gains (Losses) on Securities (Realized and
  Unrealized)....................................          0.16            0.03           (0.07)             --           (0.01)
                                                       --------        --------        --------        --------        --------
Total from Investment Operations.................          0.63            0.61            0.44            0.55            0.56
                                                       --------        --------        --------        --------        --------
LESS DISTRIBUTIONS
Net Investment Income............................         (0.53)          (0.55)          (0.52)          (0.59)          (0.56)
Net Realized Gains...............................            --              --           (0.02)             --           (0.01)
                                                       --------        --------        --------        --------        --------
Total Distributions..............................         (0.53)          (0.55)          (0.54)          (0.59)          (0.57)
                                                       --------        --------        --------        --------        --------
Net Asset Value, End of Period...................      $  10.25        $  10.15        $  10.09        $  10.19        $  10.23
                                                       ========        ========        ========        ========        ========
Total Return.....................................          6.46%           6.29%           4.42%           5.64%           5.79%
Net Assets, End of Period (thousands)............      $105,656        $119,602        $138,612        $158,586        $153,772
Ratio of Expenses to Average Net Assets..........          0.35%           0.34%           0.33%           0.31%           0.34%(1)
Ratio of Expenses to Average Net Assets
  (excluding waivers and assumption of
  expenses)......................................          0.35%           0.34%           0.33%           0.31%           0.35%(1)
Ratio of Net Investment Income to Average Net
  Assets.........................................          4.63%           5.72%           5.00%           5.43%           5.83%
Ratio of Net Investment Income to Average Net
  Assets (excluding waivers and assumption of
  expenses)......................................          4.63%           5.72%           5.00%           5.43%           5.82%
Portfolio Turnover Rate..........................            58%             24%             46%             16%            N/A
Portfolio Turnover Rate of Master Fund Series....           N/A             N/A             N/A             N/A             148%


----------------------------------

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

                       DIMENSIONAL INVESTMENT GROUP INC.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                       AAM/DFA
                                                                            TWO-YEAR GOVERNMENT PORTFOLIO
                                                     ----------------------------------------------------------------------------
                                                         YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
                                                       NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,        NOV. 30,
                                                         2001            2000            1999            1998            1997
                                                     ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Period.............      $  10.13        $  10.05        $  10.19        $  10.20        $  10.23
                                                       --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).....................          0.47            0.58            0.49            0.53            0.54
Net Gains (Losses) on Securities (Realized and
  Unrealized)....................................          0.29            0.03           (0.07)           0.02            0.01
                                                       --------        --------        --------        --------        --------
Total from Investment Operations.................          0.76            0.61            0.42            0.55            0.55
                                                       --------        --------        --------        --------        --------
LESS DISTRIBUTIONS
Net Investment Income............................         (0.52)          (0.53)          (0.52)          (0.55)          (0.53)
Net Realized Gains...............................            --              --           (0.04)          (0.01)          (0.05)
                                                       --------        --------        --------        --------        --------
Total Distributions..............................         (0.52)          (0.53)          (0.56)          (0.56)          (0.58)
                                                       --------        --------        --------        --------        --------
Net Asset Value, End of Period...................      $  10.37        $  10.13        $  10.05        $  10.19        $  10.20
                                                       ========        ========        ========        ========        ========
Total Return.....................................          7.79%           6.23%           4.19%           5.54%           5.58%
Net Assets, End of Period (thousands)............      $108,422        $122,341        $114,742        $127,486        $131,066
Ratio of Expenses to Average Net Assets..........          0.34%           0.34%           0.34%           0.32%           0.37%(1)
Ratio of Expenses to Average Net Assets
  (excluding waivers and assumption of
  expenses)......................................          0.34%           0.34%           0.34%           0.32%           0.38%(1)
Ratio of Net Investment Income to Average Net
  Assets.........................................          4.57%           5.82%           4.86%           5.17%           5.53%
Ratio of Net Investment Income to Average Net
  Assets (excluding waivers and assumption of
  expenses)......................................          4.57%           5.82%           4.86%           5.17%           5.52%
Portfolio Turnover Rate..........................           113%             90%             64%             70%            N/A
Portfolio Turnover Rate of Master Fund Series....           N/A             N/A             N/A             N/A             154%


----------------------------------

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

                               SERVICE PROVIDERS



               INVESTMENT ADVISOR                              CLIENT SERVICE AGENT
         DIMENSIONAL FUND ADVISORS INC.                   ASSANTE ASSET MANAGEMENT, INC.
         1299 Ocean Avenue, 11th floor                   1190 Saratoga Avenue, Suite 200
             Santa Monica, CA 90401                             San Jose, CA 95129
            Tel. No. (310) 395-8005                          Tel. No. (800) 366-7266

              CUSTODIAN--DOMESTIC                            CUSTODIAN--INTERNATIONAL
               PFPC TRUST COMPANY                                 CITIBANK, N.A.
              400 Bellevue Parkway                               111 Wall Street
              Wilmington, DE 19809                              New York, NY 10005

  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND                    LEGAL COUNSEL
                 TRANSFER AGENT                        STRADLEY RONON STEVENS & YOUNG, LLP
                   PFPC INC.                                 2600 One Commerce Square
              400 Bellevue Parkway                         Philadelphia, PA 19103-7098
              Wilmington, DE 19809



                             INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                    PRICEWATERHOUSECOOPERS LLP
                                   200 East Las Olas Boulevard
                                            Suite 1700
                                     Ft. Lauderdale, FL 33301

OTHER AVAILABLE INFORMATION

You can find more information about the Funds and their Portfolios in the Funds' Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

How to get these and other materials about the Funds:

- Clients of Assante Asset Management, Inc. (AAM) should call (800) 366-7266 ext. 124.

- If you are an AAM client, call that firm toll-free at (800) 366-7266 to request free copies. Additional materials describing the Funds and Portfolios, as well as the Advisor and its investment approach, are also available.

-  Access current prospectuses on our web site at http://www.dfafunds.com.

- Access them on the EDGAR database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330).

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is available by calling the SEC at 1-202-942-8090.

                                               Client Service Agent:

DIMENSIONAL FUND ADVISORS INC.                 ASSANTE ASSET MANAGEMENT INC.
1299 Ocean Avenue, 11th Floor                  1190 Saratoga Avenue, Suite 200
Santa Monica, CA 90401                         San Jose, CA 95129
(310) 395-8005                                 (800) 366-7266

DFA INVESTMENT DIMENSIONS GROUP INC. (AAM/DFA International High Book to Market Portfolio)--
Registration No. 811-3258

DIMENSIONAL INVESTMENT GROUP INC. (all other Portfolios)--REGISTRATION NO. 811-6067

                              P R O S P E C T U S


                                 MARCH 30, 2002


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------

Dimensional Investment Group Inc. is an investment company that offers a variety of investment portfolios. Each Portfolio described in this Prospectus: - Has its own investment objective and policies, and is the equivalent of a separate mutual fund. - Is exclusively available to 401(k) plans and clients of registered investment advisers. - Is designed for long-term investors. - Do not charge sales commissions or "loads."

                     DFA INTERNATIONAL VALUE PORTFOLIO III

                       U.S. LARGE CAP VALUE PORTFOLIO III

                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                         SECURITIES OR PASSED UPON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1
  ABOUT THE PORTFOLIOS......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............    2
  OTHER RISKS...............................................    3
  RISK AND RETURN BAR CHARTS AND TABLES.....................    4

FEES AND EXPENSES...........................................    6

ANNUAL FUND OPERATING EXPENSES..............................    6

EXAMPLE.....................................................    6

SECURITIES LENDING REVENUE..................................    7

HIGHLIGHTS..................................................    7
  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    7
  DIVIDEND POLICY...........................................    7
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    7

INVESTMENT OBJECTIVES AND POLICIES..........................    7
  DFA INTERNATIONAL VALUE PORTFOLIO III.....................    7
  PORTFOLIO CONSTRUCTION....................................    8
  THE U.S. LARGE CAP VALUE PORTFOLIO III....................    8
  PORTFOLIO CONSTRUCTION....................................    9

  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II............    9
  PORTFOLIO CONSTRUCTION....................................   10
  TAX MANAGEMENT STRATEGIES.................................   10

EQUITY PORTFOLIOS...........................................   11

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING..............   11

SECURITIES LOANS............................................   12

MANAGEMENT OF THE PORTFOLIOS................................   12
  CONSULTING SERVICES--INTERNATIONAL VALUE SERIES...........   12

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............   13

PURCHASE OF SHARES..........................................   14
  IN KIND PURCHASES.........................................   15

VALUATION OF SHARES.........................................   15
  NET ASSET VALUE...........................................   15
  PUBLIC OFFERING PRICE.....................................   16

EXCHANGE OF SHARES..........................................   16

REDEMPTION OF SHARES........................................   17
  REDEMPTION PROCEDURES.....................................   17
  REDEMPTION OF SMALL ACCOUNTS..............................   17
  REDEMPTION IN-KIND........................................   17

THE FEEDER PORTFOLIOS.......................................   18

FINANCIAL HIGHLIGHTS........................................   19

SERVICE PROVIDERS...........................................   23

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIOS
-------------------

THE PORTFOLIOS HAVE SPECIAL STRUCTURES: The Portfolios are "Feeder
Portfolios" -- portfolios that do not buy individual securities directly. Instead, they invest in corresponding funds called "Master Funds." Master Funds in turn purchase stocks, bonds and/or other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. While this structure is designed to reduce costs, it may not do so. As a result, a Portfolio might encounter operational or other complications.

[SIDEBAR]
A Master Fund buys securities directly. A corresponding Feeder Portfolio invests in the Master Fund's shares. The two have the same gross investment returns. [END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Funds. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4. Purchasing stocks so the portfolio is generally market capitalization weighted.

The U.S. Large Cap Value Portfolio III and the Tax-Managed U.S. Marketwide Value Portfolio II use a market capitalization segmentation approach. Broadly speaking, this technique involves:

1. Creating an initial universe of securities based on total market capitalization.

2. Indentifying a sub-set of companies meeting the Advisor's investment guidelines.

3. Generally, considering a stock (which may be listed on any principal U.S. exchange or the over-the-counter market) for purchase only if the stock's market capitalization falls within the range of the segment of total market capitalization identified for the Portfolio.

[SIDEBAR]
MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

TOTAL MARKET CAPITALIZATION is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") or Nasdaq National Market-Registered Trademark- ("Nasdaq").

[END SIDEBAR]

For example, the Master Fund of the U.S. Large Cap Value Portfolio III generally buys stocks whose market capitalizations are in the highest 90% of total market capitalization.

TAX MANAGED PORTFOLIO STRATEGIES:
-----------------------------

The Advisor's tax management strategies are designed to maximize the after tax value of a shareholder's investment. Generally, the Advisor buys and sells securities of the Master Fund in which the Tax-Managed U.S. Marketwide Value Portfolio II (the "Tax Managed Value Portfolio") invests with the goals of:

1. Delaying the realization of net capital gains (e.g., selling stocks with capital losses to offset gains, realized or anticipated).

2. Maximizing the extent to which any realized net capital gains are long-term in nature (i.e., taxable at lower capital gains tax rates).

3.  Reducing dividends.

[SIDEBAR]
Shareholders of the Tax-Managed Value Portfolio may save on taxes while they hold their shares. However, they will still have to pay taxes if they sell their shares at a profit.
[END SIDEBAR]

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Master Funds that own them, and, in turn, the Portfolios to rise or fall. Because the value of your investment in a Portfolio will fluctuate, there is the risk that you may lose money.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------

DFA INTERNATIONAL VALUE PORTFOLIO III

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.


- INVESTMENT STRATEGY: Purchase shares of a Master Fund that buys value stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.


[SIDEBAR]
DFA International Value Portfolio III's foreign currency risks generally are not hedged.
[END SIDEBAR]

FOREIGN SECURITIES AND CURRENCIES RISK: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). The Master Fund in which the Portfolio invests generally does not hedge foreign currency risk.

U.S. LARGE CAP VALUE PORTFOLIO III
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

-  INVESTMENT OBJECTIVES:

   - U.S. LARGE CAP VALUE PORTFOLIO III: Long-term capital appreciation.

   - TAX-MANAGED VALUE PORTFOLIO: Long-term capital appreciation while minimizing federal income taxes on returns.

- INVESTMENT STRATEGY (EACH PORTFOLIO): Purchase shares of a Master Fund that buys value stocks of United States companies on a market capitalization weighted basis.

[SIDEBAR]
"VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.

In selecting value stocks, the Advisor primarily considers price relative to book value.
[END SIDEBAR]

- HOW THE PORTFOLIOS DIFFER: The Portfolios focus on different parts of the value stocks universe:

   - U.S. Large Cap Value Portfolio III -- Large capitalization stocks.


   - Tax-Managed U.S. Marketwide Value Portfolio II -- The full universe of stocks.


Only the Tax-Managed U.S. Marketwide Value Portfolio II employs the Advisor's tax management strategies.


SMALL COMPANY RISK (TAX-MANAGED VALUE PORTFOLIO): Securities of small firms are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price.


OTHER RISKS
-----------

TAX MANAGEMENT:
---------------

The tax-management strategies may alter investment decisions and affect the Portfolio holdings, when compared to those of non-tax managed mutual funds. The Advisor anticipates that performance of the Tax-Managed U.S. Marketwide Value Portfolio II may deviate from that of non-tax managed mutual funds.

SECURITIES LENDING:
----------------

The Master Funds purchased by the Portfolios may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

VALUE STOCKS:
-----------

Compared to other stocks, value stocks sell for low prices relative to their earnings dividends or book value. In selecting value stocks, the Advisor primarily considers price relative to book value.

RISK AND RETURN BAR CHARTS AND TABLES
--------------------------------------


The Bar Charts and Tables below illustrate the variability of each Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolios. The Bar Chart for each Portfolio shows the changes in performance from year to year. The Table for each Portfolio illustrates how annualized one year, five year and since inception returns, both before and after taxes, compare with those of a broad measure of market performance. The after-tax returns presented for each Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the Tables. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolios through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A negative pre-tax total return translates into a higher after-tax return because this calculation assumes that an investor received a tax deduction for the loss incurred on the sale. Past performance (before and after taxes) is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA INTERNATIONAL VALUE PORTFOLIO III
          TOTAL RETURNS (%)
1996                                     8.07
1997                                    -3.03
1998                                    15.08
1999                                    16.58
2000                                    -0.03
2001                                   -15.13

JANUARY 1996-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
17.99 (1/98-3/98)           -16.80 (7/98-9/98)

  PERIODS ENDING DECEMBER 31, 2001
       ANNUALIZED RETURNS (%)          ONE YEAR  FIVE YEARS  SINCE 3/95 INCEPTION
DFA INTERNATIONAL VALUE PORTFOLIO III
Return Before Taxes                      -15.13        2.00                  4.94
Return After Taxes on Distributions      -16.75        0.20                  3.31
Return After Taxes on Distributions
and Sale of Portfolio Shares              -8.51        1.15                  3.55
MSCI EAFE INDEX (NET DIVIDENDS)          -21.45        0.89                  3.74

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. LARGE CAP VALUE PORTFOLIO III
        TOTAL RETURNS (%)
1996                                20.33
1997                                28.29
1998                                12.18
1999                                 4.90
2000                                10.38
2001                                 3.94

JANUARY 1996-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
16.82 (10/98-12/98)         -17.00 (7/98-9/98)

                                     PERIODS ENDING DECEMBER 31, 2001
      ANNUALIZED RETURNS (%)                     ONE YEAR              FIVE YEARS  SINCE 3/95 INCEPTION
U.S. LARGE CAP VALUE PORTFOLIO III
Return Before Taxes                                              3.94       11.61                 15.57
Return After Taxes on Distributions                              1.29        7.67                 12.13
Return After Taxes on Distributions
and Sale of Portfolio Shares                                     4.23        8.55                 12.14
RUSSELL 1000 VALUE INDEX                                        -5.59       11.14                 15.41

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
              TOTAL RETURNS (%)
1999                                             5.02
2000                                            11.02
2001                                             1.73

JANUARY 1999-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
16.36 (4/99-6/99)           -18.53 (7/01-9/01)


       PERIODS ENDING DECEMBER 31, 2001          ONE   SINCE 1/99
            ANNUALIZED RETURNS (%)              YEAR   INCEPTION
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
Return Before Taxes                              1.73       5.86
Return After Taxes on Distributions              1.40       5.25
Return After Taxes on Distributions
and Sale of Portfolio Shares                     1.05       4.41
RUSSELL 3000 VALUE INDEX                        -4.33       3.29

                               FEES AND EXPENSES

    Shareholder Fees (fees paid directly from your investment): None*

    *Shares of the Portfolios that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

                        ANNUAL FUND OPERATING EXPENSES*
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    The expenses in the following tables are based on those incurred by the Portfolios and the corresponding Master Funds for the fiscal year ended November 30, 2001.



DFA INTERNATIONAL VALUE PORTFOLIO III
Management Fee..............................................  0.21%
Other Expenses..............................................  0.13%
                                                              ----
Total Annual Operating Expenses.............................  0.34%

U.S. LARGE CAP VALUE PORTFOLIO III
Management Fee..............................................  0.11%
Other Expenses..............................................  0.09%
                                                              ----
Total Annual Operating Expenses.............................  0.20%

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
Management Fee..............................................  0.20%
Other Expenses..............................................  0.14%
                                                              ----
Total Annual Operating Expenses.............................  0.34%


------------------------

  * The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio.

                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   ---------
DFA International Value Portfolio III.......................    $35        $109       $191       $431
U.S. Large Cap Value Portfolio III..........................    $20        $ 64       $113       $255
Tax-Managed U.S. Marketwide Value Portfolio II..............    $35        $109       $191       $431


    The table summarizes the aggregate estimated annual operating expenses of both the Portfolios and their Master Funds.

                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 2001, the following Master Funds received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):



                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
DFA International Value Series..............................  $1,481,000        0.11%
U.S. Large Cap Value Series.................................  $  133,000        0.01%
Tax-Managed U.S. Marketwide Value Series....................  $   86,000        0.02%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides each Portfolio with administrative services and also serves as investment advisor to each Master Fund. (See "MANAGEMENT OF THE PORTFOLIOS.")

DIVIDEND POLICY

    Each Portfolio distributes dividends from its net investment income in December of each year and will distribute any realized net capital gains annually after the end of the Fund's fiscal year in November. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolios are offered at net asset value, which is calculated as of the close of the NYSE on each day that the NYSE is open for business. The value of a Portfolio's shares will fluctuate in relation to the investment experience of its corresponding Master Fund. The redemption price of a share of each Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVES AND POLICIES

DFA INTERNATIONAL VALUE PORTFOLIO III


    The investment objective of the DFA International Value Portfolio III is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in The DFA International Value Series (the "International Value Series") of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The International Value Series invests in the stocks of large non-U.S. companies which the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series is authorized to invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the International Value Series' asset growth permits, it may invest in the stocks of large companies in other developed markets. In addition, the International Value Series may continue to hold securities of developed market countries that are not listed above as authorized countries, but had been authorized for investment in the past.


PORTFOLIO CONSTRUCTION

    Under normal market conditions, the International Value Series' intends to invest its assets in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries and no more than 40% of the Series' assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in futures contracts and options on futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

    As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization and the Series intends to purchase securities on a market capitalization weighted basis within each applicable country. The Advisor may reset such floor from time to time to reflect changing market conditions.

    In determining market capitalization weights, the Advisor, using its best judgment, will seek to set country weights based on the relative market capitalizations of companies within each country. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices, such as those published by FTSE International, Morgan Stanley Capital International or Salomon/Smith Barney.

THE U.S. LARGE CAP VALUE PORTFOLIO III


    The investment objective of the U.S. Large Cap Value Portfolio III (the "U.S. Value Portfolio") is to achieve long-term capital appreciation. The U.S. Value Portfolio invests all of its assets in The U.S. Large Cap Value Series (the "U.S. Value Series") of the Trust, which has the same investment objective and policies as the U.S. Value Portfolio.



    The U.S. Value Series invests in the common stocks of large U.S. companies which the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time. The U.S. Value Series will generally invest in a broad and diverse group of the common stocks of large cap companies traded on a principal U.S. exchange or on the over-the-counter market that the Advisor determines to be value stocks. As of the date of this prospectus, the Advisor considers companies whose market capitalizations are generally in the highest 90% of total market capitalization to be large cap companies. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of U.S. operating companies listed on the NYSE, AMEX or Nasdaq. On at least a semi-annual basis, the Advisor will review total market capitalization to prepare lists of companies whose stock is eligible for investment by the U.S. Value Series. As of December 31, 2001, generally, the market capitalization of a company in the highest 90% of total market capitalization was approximately $1686 million or above. This dollar amount may change due to market conditions. As a non-fundamental policy, under normal circumstances, the U.S. Value Series will invest at least 80% of its net assets in securities of large cap U.S. companies. If the U.S. Value Series changes this investment policy, U.S. Value Portfolio will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio. In addition, the U.S. Value Series is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock

("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof together with the value of all other illiquid investments may not exceed 15% of the value of the U.S. Value Series' net assets at the time of purchase.


PORTFOLIO CONSTRUCTION

    The U.S. Value Series may invest in futures contracts and options on futures contracts. To the extent that the U.S. Value Series invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

    The U.S. Value Series is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the U.S. Value Series is keyed to that security's market capitalization as compared to all securities eligible for purchase.

    The total market capitalization range, and the value criteria used by the Advisor for the U.S. Value Series, as described above, generally apply at the time of purchase by the U.S. Value Series. The U.S. Value Series is not required to dispose of a security if the security's issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria may nevertheless be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. A primary strategy of the U.S. Value Series is the long-term investment in each security acquired and the U.S. Value Series will not normally direct the sale of a security solely to realize short-term gain or to avoid a potential loss.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II


    The investment objective of the Tax-Managed U.S. Marketwide Value Portfolio II (the "Tax-Managed Value Portfolio") is to achieve long-term capital appreciation. The Tax-Managed Value Portfolio will pursue its investment objective by investing all of its assets in The Tax-Managed U.S. Marketwide Value Series (the "Tax-Managed Value Series") of the Trust. The Tax-Managed Value Series has the same investment objective and policies as the Tax-Managed Value Portfolio.


    The Tax-Managed Value Series invests in the common stocks of U.S. companies which the Advisor determines to be "value" stocks at the time of purchase. Securities are considered value stocks primarily because the shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, however, the Advisor may consider additional factors such as a company's price to cash flow or price to earnings ratios, as well as economic conditions and developments in the company's industry. The criteria the Advisor uses for assessing value are subject to change from time to time.


    The Tax-Managed Value Series generally will invest in a broad and diverse group of the common stocks of companies traded on a principal U.S. exchange or the over-the-counter market that the Advisor determines to be value stocks. As of the date of this prospectus, the Advisor considers for purchase by this Series companies whose market capitalizations generally fall within the range of total market capitalization. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of companies listed on the NYSE, AMEX or Nasdaq. As a non-fundamental policy, under normal circumstances, the Tax-Managed U.S. Marketwide Value Series will invest at least 80% of its net assets in securities of U.S. companies. If the Tax-Managed U.S. Marketwide Value Series changes this investment policy, Tax-Managed U.S. Marketwide Value Portfolio II will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio. On at least a semi-annual basis, the Advisor will review total market capitalization to prepare lists of companies whose stock is eligible for investment by the Series.

PORTFOLIO CONSTRUCTION

    The total market capitalization ranges, and the value criteria used by the Advisor for the Tax-Managed Value Series, as described above, generally apply at the time of purchase by the Tax-Managed Value Series. The Tax-Managed Value Series is not required to dispose of a security if the security's issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. See "Equity Portfolios" in this prospectus.

TAX MANAGEMENT STRATEGIES

    The Tax-Managed Value Series seeks to maximize the after tax value of an investment by managing its portfolio in a manner that will defer the realization of net capital gains where possible and will attempt to reduce dividend income.

    When selling securities, the Tax-Managed Value Series typically will select the highest cost shares of the specific security in order to minimize the realization of capital gains. In certain cases, the highest cost shares may produce a short-term capital gain. Since short-term capital gains are taxed at higher tax rates than long-term capital gains, the highest cost shares with a long-term holding period may be disposed of instead. The Tax-Managed Value Series, when possible, will refrain from disposing of a security until the long-term holding period for capital gains for tax purposes has been satisfied. Additionally, the Series, when consistent with all other tax management policies, may sell securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing capital gains distributions.

    The Advisor will attempt to time the purchases and sales of securities to reduce the receipt of dividends when possible. With respect to dividends that are received, the Tax-Managed Value Series and Portfolio may not be eligible to flow through the dividends received deduction attributable to holdings in U.S. equity securities to corporate shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the level of the Master Fund, the requisite holding period of the dividend paying stock is not met. Portfolio investments also may be managed to emphasize low dividend-yielding securities.

    The Tax-Managed Value Series is expected to deviate from its market capitalization weightings to a greater extent than the other Master
Funds described in this Prospectus. For example, the Advisor may exclude the stock of a company that meets applicable market capitalization criteria in order to avoid dividend income, and may sell the stock of a company that meets applicable market capitalization criteria in order to realize a capital loss. Also, while other Master Funds are managed with the expectation that securities generally will be held for longer than one year, the Tax-Managed Value
Series may dispose of securities whenever the Advisor determines that disposition is consistent with its tax management strategies or is otherwise in the best interests of a Tax-Managed Value Series.

    Although the Advisor intends to manage the Tax-Managed Value Series in a manner to minimize the realization of capital gains and taxable dividend income each year, the Tax-Managed Value Portfolio may nonetheless distribute taxable gains and dividends to shareholders. Of course, realization of capital gains is not entirely within the Advisor's control. Capital gains distributions may vary considerably from year to year; there will be no capital gains distributions in years when the Tax-Managed Value Series realizes a net capital loss. Furthermore, the redeeming shareholders will be required to pay taxes on their capital gain, if any, on a redemption of the Portfolio's shares, whether paid in cash or in kind, if the amount received on redemption is greater than the amount of the shareholder's tax basis in the shares redeemed.

                               EQUITY PORTFOLIOS

    With respect to the Portfolios and Master Funds, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of each Portfolio and Master Fund.

                 DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    The Master Funds are market capitalization weighted. That is, each security is purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by a Master Fund is keyed to that security's market capitalization compared to all securities eligible for purchase. Deviation from strict market capitalization weighting may occur for several reasons. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines in its best judgment that the purchase of such stock is inappropriate given other conditions. Deviation also will occur because the Advisor intends to purchase in round lots only. Furthermore, the Advisor may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting. A further deviation may occur due to investments in privately placed convertible debentures.

    The Tax-Managed Value Series should not be expected to adhere to its market capitalization weightings to the same extent as the other Master Funds. The tax management strategies used by the Advisor to defer the realization of net capital gains or minimize dividend income, from time to time, may cause deviation from market capitalization weighting.

    Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, securities eligible for purchase or otherwise represented in a portfolio may be acquired in exchange for the issuance of shares. (See "PURCHASE OF SHARES--In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.


    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will prepare lists of companies with high book to market ratios whose stock is eligible for investment by each Master Fund. Only common stocks whose market capitalizations are at or above the minimum on such list will be purchased. This may result in further deviation from strict market capitalization weighting. Such deviation could be substantial if a significant amount of a portfolio's holdings decrease in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

                                SECURITIES LOANS

    The Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Master Fund may earn additional income from lending securities, such activity is incidental to a Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of a Master Fund's total assets. In connection with such loans, a Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, a Master Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, compensation or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, a Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. Each Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of its corresponding Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIOS

    The Advisor serves as investment advisor to each Master Fund. As such, it is responsible for the management of their respective assets. Investment decisions for the Master Funds are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides each Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees that the Portfolios have incurred for the fiscal year ending November 30, 2001, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion.


    Dimensional Investment Group Inc. (the "Fund") and the Trust bear all of their own costs and expenses, including: services of its independent certified public accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. Expenses which are not allocable to a particular Portfolio or Master Fund are borne by each Portfolio and Master Fund on the basis of their relative net assets.

CONSULTING SERVICES--INTERNATIONAL VALUE SERIES


    In general, the Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the International Value Series of the Trust. The Advisor controls DFAL and DFA Australia.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    Each Portfolio distributes substantially all of its net investment income in December of each year. Each Portfolio will distribute any realized net capital gains annually after the end of the Fund's fiscal year.

    Special tax rules may apply in determining the income and gains that each Master Fund earns on its investments. These rules may affect the amount of distributions that a Portfolio pays to its shareholders.

    Shareholders of the Portfolios will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date). Shareholders of the Portfolios, except the DFA International Value Portfolio III, who do not own their shares under a 401(k) plan, may select one of the following options upon written notice to the
Advisor:

       Income Option -- to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

       Capital Gains Option -- to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

       Cash Option -- to receive both income dividends and capital gains distributions in cash.

    Each Portfolio receives income in the form of income dividends paid by the corresponding Master Fund. This income, less the expenses incurred in operations, is a Portfolio's net investment income from which income dividends are distributed as described above. A Portfolio also may receive capital gains distributions from the corresponding Master Fund and may realize capital gains upon the redemption of the shares of the Master Fund. Any net realized capital gains of a Portfolio will be distributed as described above. Dividends and distributions paid to a 401(k) plan accumulate free of federal income taxes.


    Whether paid in cash or additional shares and regardless of the length of time a Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income of the U.S. Value Portfolio and Tax-Managed Value Portfolio will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the corresponding Master Fund from domestic (U.S.) sources. The Tax-Managed Value Series' attempts to time investments in order to minimize receipt of dividends could result in the Series being unable to flow through the dividends received deduction to corporate shareholders. This will occur if The Tax-Managed Value Series does not hold the stock of a domestic (U.S.) corporation for the requisite holding period to be eligible for pass-through of the dividends received deduction. It is anticipated that either none or only a small portion of the distributions made by the DFA International Value Portfolio III will qualify for the corporate dividends received deduction because of its corresponding Master Fund's investment in foreign equity securities.


    For those investors subject to tax, if purchases of shares of the Portfolios are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolios.


    The Advisor seeks to manage The Tax-Managed Value Series in order to minimize the realization of net capital gains and taxable dividend income during a particular year. However, the realization of capital gains and receipt of income is not entirely within the Advisor's control. Thus, the Tax-Managed Value Portfolio may nonetheless distribute taxable gains and dividends to shareholders. Capital gains distributions may vary considerably from year to year. There will be no capital gains distributions in years when The Tax-Managed Value Series realizes a net capital loss. Furthermore, the realization of capital gains by a shareholder on the sale of portfolio shares will depend on whether his or her redemption price exceeds his or her tax basis in the shares sold.


    Dividends which are declared in November or December to shareholders of record in such month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders who are subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of a Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of a Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.


    Certain investments by the Master Funds may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information. Specifically, prospective investors should consult the statement of additional information for further information regarding the extent to which distributions from a portfolio may be eligible for the dividends received deduction.



    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from a Portfolio to its shareholders and on gains arising on redemption or exchange of a Portfolio's shares.



    The Portfolios are required to withhold 30% of taxable dividends, capital gains distributions, and redemption proceeds paid to shareholders who have not complied with IRS rules concerning taxpayer identification numbers. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.


    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolios.

                               PURCHASE OF SHARES

    Shares of the Portfolios are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code and (ii) to clients of financial advisers.

    Provided that shares of the Portfolios are available under an employer's 401(k) plan, shares may be purchased by following the procedures adopted by the respective employer and approved by Fund management for making investments. Shares are available through the service agent designated under the employer's plan. Investors who are considering an investment in the Portfolios should contact their employer for details. The Fund does not impose a minimum purchase requirement, but investors should determine whether their employer's plan imposes a minimum transaction requirement.

    Investors who are clients of financial advisers should contact their financial adviser with respect to a proposed investment and then follow the procedures adopted by the financial adviser for making purchases. Shares that are purchased or sold through omnibus accounts maintained by securities firms may be subject to a service fee or commission for such transactions. Clients of financial advisers may also be subject to investment advisory fees under their own arrangements with their financial advisers.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN KIND PURCHASES

    If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by its corresponding Master Fund or otherwise represented in the portfolios of the Master Fund as described in this prospectus. Shares may also be purchased in exchange for local currencies in which such securities of the International Value Series are denominated. Securities and local currencies accepted by the Fund for exchange and Fund shares to be issued in exchange will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interests, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the DFA International Value Portfolio III with local currencies should first contact the Advisor for wire instructions.

    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the corresponding Master Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the corresponding Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE


    The net asset value per share of each Portfolio and Master Fund is generally calculated on days that the NYSE is open for trading. The net asset value per share of each Portfolio and Master Fund is calculated after the close of the NYSE (normally, 1:00 p.m. PST) by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio or Master Fund. The value of each Portfolio's shares will fluctuate in relation to the investment experience of the corresponding Master Fund. Securities held by a Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, such securities are valued at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Master Funds may differ from quoted or published prices for the same securities.



    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the International Value Series are determined as of such times for the purpose of computing the net asset value of the International Value Series. If events which materially affect the value of the foreign investments occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the International Value Series owns securities that are primarily listed on foreign exchanges which may trade on days when the International Value Series and DFA International Value Portfolio III do not price their shares, the net asset value of the DFA International Value Portfolio III may change on days when shareholders will not be able to purchase or redeem shares. The net asset value per share of the International Value Series is expressed in U.S. dollars by translating the net assets of the Master Fund using the mean between the most recent quoted bid and asked prices for the dollar as quoted by generally recognized reliable sources.
NOTE: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 1:00 p.m. PST.


PUBLIC OFFERING PRICE


    Provided that a financial adviser or service agent designated under a 401(k) plan has received the investor's investment instructions in good order and a Portfolio's custodian has received the investor's payment, shares of the Portfolio selected will be priced at the net asset value calculated next after receipt of the order by PFPC Inc., the transfer agent for the Portfolios. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.


                               EXCHANGE OF SHARES

    An investor who is a client of a financial adviser may exchange shares of one Portfolio for those of another Portfolio described in this prospectus or a portfolio of DFA Investment Dimensions Group Inc., an open-end, management investment company ("DFAIDG"), by first contacting its financial adviser and completing the documentation required by the financial adviser. Exchanges are accepted only into those portfolios of DFAIDG that are eligible for the exchange privilege of DFAIDG. In addition, exchanges are not accepted into or from the DFA International Value Portfolio III. Investors should contact their financial advisor for a list of those portfolios of DFAIDG that accept exchanges.

    An investor who has invested through an employer's 401(k) plan may exchange shares of other Fund portfolios that are offered through the plan by completing the necessary documentation as required by the service agent designated under the employer's plan and the Advisor. Please contact the service agent of your plan for further information.

    The minimum amount for an exchange is $100,000. The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios or otherwise adversely affect the Fund or DFAIDG, the exchange privilege may be terminated and any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolio and of the portfolio of DFAIDG involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.


    With respect to shares held by clients of financial advisers, the redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by a commercial bank, trust company or member of a recognized stock exchange.

Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.


    With respect to shares held under a 401(k) plan, the redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the plan's service agent has received appropriate instructions in the form required by such service agent plus any applicable reimbursement fee on purchases by exchange, and provided that such service agent has provided proper documentation to the Advisor.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of or reject any exchange, or waive the minimum amount requirement as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURES

    An investor who desires to redeem shares of a Portfolio must furnish a redemption request to its financial adviser or to the service agent designated under a 401(k) plan in the form required by such financial adviser or service agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order by PFPC Inc.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    With respect to each Portfolio, the Fund reserves the right to redeem a shareholder's account if the value of the shares in a specific account is $500 or less because of redemptions by the shareholder. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Fund in order to bring the value of the shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

REDEMPTION IN-KIND


    When in the best interest of a Portfolio, the Portfolio (except the Tax-Managed Value Portfolio and The Tax-Managed Value Series) may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund, in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. The International Value Series reserves the right to redeem its shares in the currencies in which its investments are denominated. Investors may incur brokerage charges and other transaction costs selling such securities and converting such currencies to dollars. Also, the value of currencies may be affected by currency exchange fluctuations. The Tax-Managed Value Portfolio and the Tax-Managed Value Series are authorized to make redemption payments solely by a distribution of portfolio securities, or a combination of securities and cash, when it is determined by the

Advisor to be consistent with the tax management strategies described in this prospectus and applicable legal and regulatory requirements.


                             THE FEEDER PORTFOLIOS

    Other institutional investors, including other mutual funds, may invest in each Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolios. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in a Master Fund other than through a Portfolio.

    The aggregate amount of expenses for a Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Portfolio, will pay its proportionate share of the expenses of that Master Fund.

    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Portfolio could have effective voting control over the operation of the Master Fund.


    If the Board of Directors of the Fund determines that it is in the best interest of a Portfolio, it may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by a Master Fund to a Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolio. Any net capital gains so realized will be distributed to that Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand each Portfolio's financial performance for the period of that Portfolio's operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' annual financial statements are included in the Fund's annual report. Further information about each Portfolio's performance is contained in the Fund's annual report which is available upon request.

                       DIMENSIONAL INVESTMENT GROUP INC.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                 DFA INTERNATIONAL VALUE PORTFOLIO III
                                                        --------------------------------------------------------
                                                          YEAR        YEAR        YEAR        YEAR        YEAR
                                                         ENDED       ENDED       ENDED       ENDED       ENDED
                                                        NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,
                                                          2001        2000        1999        1998        1997
                                                        --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period................    $  13.15    $  13.79    $  12.55    $  11.57    $  12.39
                                                        --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)........................        0.27        0.31        0.33        0.29        0.21
Net Gains (Losses) on Securities (Realized and
  Unrealized).......................................       (1.47)      (0.36)       1.28        1.10       (0.69)
                                                        --------    --------    --------    --------    --------
Total from Investment Operations....................       (1.20)      (0.05)       1.61        1.39       (0.48)
                                                        --------    --------    --------    --------    --------
LESS DISTRIBUTIONS
Net Investment Income...............................       (0.33)      (0.32)      (0.28)      (0.26)      (0.22)
Net Realized Gains..................................       (1.46)      (0.27)      (0.09)      (0.15)      (0.12)
                                                        --------    --------    --------    --------    --------
Total Distributions.................................       (1.79)      (0.59)      (0.37)      (0.41)      (0.34)
                                                        --------    --------    --------    --------    --------
Net Asset Value, End of Period......................    $  10.16    $  13.15    $  13.79    $  12.55    $  11.57
                                                        ========    ========    ========    ========    ========
Total Return........................................      (10.80)%     (0.53)%     13.22%      12.36%      (3.91)%
                                                        --------    --------    --------    --------    --------
Net Assets, End of Period (thousands)...............    $184,306    $203,184    $269,973    $287,738    $282,818
Ratio of Expenses to Average Net Assets (1).........        0.34%       0.33%       0.33%       0.34%       0.38%
Ratio of Net Investment Income to Average Net
  Assets............................................        2.34%       2.04%       2.38%       2.21%       1.88%
Portfolio Turnover Rate.............................         N/A         N/A         N/A         N/A         N/A
Portfolio Turnover Rate of Master Fund Series.......           6%          9%          6%         15%         23%


------------------------

(1) Represents the respective combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

N/A  Refer to the respective Master Fund Series.

                       DIMENSIONAL INVESTMENT GROUP INC.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                     U.S. LARGE CAP VALUE PORTFOLIO III
                                                        -------------------------------------------------------------
                                                          YEAR         YEAR         YEAR         YEAR         YEAR
                                                          ENDED        ENDED        ENDED        ENDED        ENDED
                                                        NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,
                                                          2001         2000         1999         1998         1997
                                                        ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period................    $  16.21     $  19.07     $  19.68     $  19.02     $  15.76
                                                        --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)........................        0.27         0.40         0.36         0.33         0.32
Net Gains (Losses) on Securities (Realized and
  Unrealized).......................................        1.13           --         0.47         1.75         3.52
                                                        --------     --------     --------     --------     --------
Total from Investment Operations....................        1.40         0.40         0.83         2.08         3.84
                                                        --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
Net Investment Income...............................       (0.42)       (0.39)       (0.32)       (0.33)       (0.29)
Net Realized Gains..................................       (4.17)       (2.87)       (1.12)       (1.09)       (0.29)
                                                        --------     --------     --------     --------     --------
Total Distributions.................................       (4.59)       (3.26)       (1.44)       (1.42)       (0.58)
                                                        --------     --------     --------     --------     --------
Net Asset Value, End of Period......................    $  13.02     $  16.21     $  19.07     $  19.68     $  19.02
                                                        ========     ========     ========     ========     ========
Total Return........................................       10.94%        3.00%        4.65%       11.85%       25.23%
                                                        --------     --------     --------     --------     --------
Net Assets, End of Period (thousands)...............    $282,658     $291,964     $418,647     $484,611     $471,038
Ratio of Expenses to Average Net Assets (1).........        0.20%        0.20%        0.19%        0.19%        0.23%
Ratio of Net Investment Income to Average Net
  Assets............................................        1.71%        2.06%        1.73%        1.67%        1.79%
Portfolio Turnover Rate.............................         N/A          N/A          N/A          N/A          N/A
Portfolio Turnover Rate of Master Fund Series.......           6%          26%          43%          25%          18%


------------------------

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

N/A  Refer to the respective Master Fund Series.

                       DIMENSIONAL INVESTMENT GROUP INC.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                        TAX-MANAGED U.S. MARKETWIDE
                                                                             VALUE PORTFOLIO II
                                                                --------------------------------------------
                                                                  YEAR           YEAR
                                                                  ENDED          ENDED        DEC. 16, 1998
                                                                NOV. 30,       NOV. 30,             TO
                                                                  2001           2000         NOV. 30, 1999
                                                                ---------      ---------      --------------
Net Asset Value, Beginning of Period........................    $  10.74        $ 10.68           $ 10.00
                                                                --------        -------           -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)..............................        0.10           0.17              0.06
  Net Gains (Losses) on Securities (Realized and
    Unrealized).............................................        0.77           0.12              0.62
                                                                --------        -------           -------
  Total from Investment Operations..........................        0.87           0.29              0.68
                                                                --------        -------           -------
LESS DISTRIBUTIONS
Net Investment Income.......................................       (0.15)         (0.09)               --
Net Realized Gains..........................................          --          (0.14)               --
                                                                --------        -------           -------
Total Distributions.........................................       (0.15)         (0.23)               --
                                                                --------        -------           -------
Net Asset Value, End of Period..............................    $  11.46        $ 10.74           $ 10.68
                                                                ========        =======           =======
Total Return................................................        8.17%          2.83%             6.80%#
                                                                --------        -------           -------

Net Assets, End of Period (thousands).......................    $116,355        $54,476           $26,414
Ratio of Expenses to Average Net Assets (1).................        0.34%          0.44%             0.96%*
Ratio of Net Investment Income to Average Net Assets........        1.10%          1.78%             0.99%*
Portfolio Turnover Rate.....................................         N/A            N/A               N/A
Portfolio Turnover Rate of Master Fund Series...............          11%            39%               10%*


------------------------

*    Annualized

#   Non-Annualized

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

N/A  Refer to the respective Master Fund Series.

                               SERVICE PROVIDERS


               INVESTMENT ADVISOR                    ACCOUNTING SERVICES, DIVIDEND DISBURSING
         DIMENSIONAL FUND ADVISORS INC.                         AND TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

              CUSTODIAN--DOMESTIC                                 LEGAL COUNSEL
               PFPC TRUST COMPANY                      STRADLEY RONON STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098

            CUSTODIAN--INTERNATIONAL                 INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                 CITIBANK, N.A.                             PRICEWATERHOUSECOOPERS LLP
                111 Wall Street                            200 East Las Olas Boulevard
               New York, NY 10005                                   Suite 1700
                                                            Fort Lauderdale, FL 33301

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and its Portfolios in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

How to get these and other materials about the Fund:

REQUEST FREE COPIES FROM:

- Your plan administrator -- if you are a participant in a 401(k) plan offering the Portfolios.

- Your investment advisor -- if you are a client of an investment advisor who has invested in the Portfolios on your behalf.

- The Fund -- if you represent a 401(k) plan sponsor or registered investment advisor. Call collect at (310) 395-8005.

-  Access current prospectuses on our web site at http://www.dfafunds.com.

- Access them on EDGAR Database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330)

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is available by calling the SEC at 1-202-942-8090.

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S


                                 MARCH 30, 2002


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------

Dimensional Investment Group Inc. is an investment company that offers a variety of investment portfolios. The Portfolio described in this Prospectus: - Has its own investment objective and policies, and is the equivalent of a separate mutual fund. - Is exclusively available to 401(k) plans and clients and members of certain institutions. - Does not charge a sales commission or
                 "load". - Is designed for long-term investors.


                       U.S. SMALL CAP VALUE PORTFOLIO II


  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIO.......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVE, STRATEGY AND RISKS..................    2
  OTHER RISKS...............................................    2
  RISK AND RETURN BAR CHART AND TABLE.......................    3

FEES AND EXPENSES...........................................    4

ANNUAL FUND OPERATING EXPENSES..............................    4

SECURITIES LENDING REVENUE..................................    5

HIGHLIGHTS..................................................    5

  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    5
  DIVIDEND POLICY...........................................    5
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    5

INVESTMENT OBJECTIVE AND POLICIES...........................    5

  PORTFOLIO CONSTRUCTION....................................    6
  DEVIATION FROM MARKET CAPITALIZATION WEIGHTING............    6

SECURITIES LOANS............................................    7

MANAGEMENT OF THE PORTFOLIO.................................    7

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............    8

PURCHASE OF SHARES..........................................    9

VALUATION OF SHARES.........................................    9

  NET ASSET VALUE...........................................    9
  PUBLIC OFFERING PRICE.....................................    9

EXCHANGE OF SHARES..........................................   10

REDEMPTION OF SHARES........................................   10

  REDEMPTION PROCEDURE......................................   10
  REDEMPTION OF SMALL ACCOUNTS..............................   10
  IN-KIND REDEMPTIONS.......................................   11

THE FEEDER PORTFOLIO........................................   11

FINANCIAL HIGHLIGHTS........................................   12

SERVICE PROVIDERS...........................................   13

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIO
------------------

THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio" -- a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding fund, or "Master Fund," that in turn purchases stocks, and other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. While this structure is designed to reduce costs, it may not do so. As a result, the Portfolio might encounter operational or other complications.
[SIDEBAR]
- The Master Fund buys securities directly. The Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.
[END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4. Purchasing stocks so the portfolio is generally market capitalization weighted.

The Portfolio uses a market capitalization segmentation approach. Broadly speaking, this technique involves:

1. Creating an initial universe of securities based on total market capitalization.

2. Identifying a sub-set of companies meeting the Advisor's investment guidelines.

3. Generally, considering a stock (which may be listed on any principal U.S. exchange or the over-the-counter market) for purchase only if the stock's market capitalization falls within the range of the segment of total market capitalization identified for the Portfolio.
[SIDEBAR]
- MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

- MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

- TOTAL MARKET CAPITALIZATION is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") or Nasdaq National Market ("Nasdaq").

[END SIDEBAR]

The Master Fund of the U.S. Small Cap Value Portfolio II generally purchases stocks whose market capitalizations are in the lowest 8% of total market capitalization.


INVESTMENT OBJECTIVE, STRATEGY AND RISKS
---------------------------------------

- INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase shares of a Master Fund which buys stocks of small United States companies on a market capitalization weighted basis.

SMALL COMPANY RISK: Securities of small firms are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price.


MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause securities owned by the Portfolio, and consequently the Portfolio itself, to rise or fall in value. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you may lose money.


OTHER RISKS
-----------

SECURITIES LENDING:
----------------

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

[SIDEBAR]
- "VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.

- In selecting value stocks, the Advisor primarily considers price relative to book value.
[END SIDEBAR]

RISK AND RETURN BAR CHART AND TABLE
------------------------------------


The Bar Chart and Table below illustrate the variability of the Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolio. The Bar Chart shows the changes in performance from year to year. The Table illustrates how annualized one year, five year and since inception returns for the Portfolio, both before and after taxes, compare with those of a broad measure of market performance. The after-tax returns presented for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the Table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. SMALL CAP
VALUE PORTFOLIO II

TOTAL RETURNS (%)
1995               28.84
1996               22.06
1997               30.84
1998               -7.17
1999               13.19
2000                9.17
2001               22.84

JANUARY 1995-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
23.04 (4/99-6/99)           -22.25 (7/98-9/98)


   PERIODS ENDING DECEMBER 31, 2001       ONE   FIVE   SINCE 9/94
        ANNUALIZED RETURNS (%)           YEAR   YEARS  INCEPTION
U.S. SMALL CAP
VALUE PORTFOLIO II
Return Before Taxes                      22.84  13.02      14.95
Return After Taxes on Distributions      19.45  10.34      12.77
Return After Taxes on Distributions and
Sale of Portfolio Shares                 16.25   9.89      11.88
RUSSELL 2000 VALUE INDEX                 14.02  11.21      13.26

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None *

------------------------

* Shares of the Portfolio that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

                        ANNUAL FUND OPERATING EXPENSES**
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    The expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 2001.



Management Fee..............................................   0.21%
Other Expenses..............................................   0.21%
                                                              -----
TOTAL ANNUAL OPERATING EXPENSES.............................   0.42%
Fee Waiver and/or Expense Assumption........................   0.00%***
                                                              -----
NET EXPENSES................................................   0.42%
                                                              =====


------------------------

** The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio. "Other Expenses" include a fee paid to the Shareholder Services Agent of each employer plan or institution at the annual rate of .10% of the aggregate daily value of all shares of the Portfolio that are held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.


*** Pursuant to the Expense Waiver and Assumption Agreement for the Portfolio, the Advisor has agreed to waive its administration fee and to assume the Portfolio's direct and indirect expenses (including the expenses the Portfolio bears as a shareholder of the Master Fund) to the extent necessary to limit the expenses of the Portfolio to 0.75% of its average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than 0.75% of the Portfolio's average net assets on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the Portfolio's annualized expenses to exceed 0.75% of its average net assets. The Portfolio is not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months prior to the date of such reimbursement. The Expense Waiver and Assumption Agreement will remain in effect for a period of one year from April 1, 2002 to April 1, 2003, and shall continue in effect from year to year thereafter unless terminated by Dimensional Investment Group Inc. or the Advisor. Prior to the institution of the contractual waiver described above, the Portfolio was subject to voluntary fee waiver and expense assumption arrangement at an identical rate.


                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
 $43        $135        $235         $530

    The table summarizes the aggregate estimated annual operating expenses of both the Portfolio and the Master Fund.

                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 2001, the Master Fund received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):



                                                                            PERCENTAGE
                                                                              OF NET
MASTER FUND                                                   NET REVENUE     ASSETS
-----------                                                   -----------   ----------
U.S. Small Cap Value Series.................................  $2,430,000       0.08%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and also serves as investment advisor to the Master Fund. The Fund contracts with Shareholder Services Agents to provide certain recordkeeping and other services for the benefit of the Portfolio's shareholders. (See "MANAGEMENT OF THE PORTFOLIO.")

DIVIDEND POLICY

    The Portfolio distributes dividends from its net investment income and any realized net capital gains in December of each year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange (the "NYSE") on each day that the NYSE is open for business. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in The U.S. Small Cap Value Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The Master Fund invests in common stocks of small U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In measuring value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time. The Master Fund generally will invest in a broad and diverse group of the common stocks of small cap companies traded on a principal U.S. exchange or the over-the-counter market that the Advisor determines to be value stocks. As of the date of this prospectus, the Advisor considers companies whose market capitalizations generally are in the lowest 8% of total market capitalization to be small cap companies. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of U.S. operating companies listed on the NYSE, AMEX or Nasdaq. On at least a semi-annual basis, the Advisor will review total market capitalization to prepare lists of companies whose stock is eligible for investment by the Master Fund. As of December 31, 2001, generally, the market capitalization of a company in the lowest 8% of total market capitalization was approximately $1306 million or below. This dollar amount may change due to market conditions. As a non-fundamental policy, under normal circumstances, The U.S. Small Cap Value Series will invest at least 80% of its net assets in securities of small cap U.S. companies. If The U.S. Small Cap

Value Series changes this investment policy, U.S. Small Cap Value Portfolio II will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.


PORTFOLIO CONSTRUCTION

    Ordinarily, the assets of the Master Fund will be invested in a broad and diverse group of readily marketable common stocks of small U.S. companies with high book to market ratios, as described above. The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

    The Master Fund is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the Master Fund is keyed to that security's market capitalization compared to all securities eligible for purchase. It is management's belief that the value stocks of small U.S. companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the Master Fund involves greater risk than including a large number of them.

    The total market capitalization range, and the value criteria used by the Advisor for the Master Fund, as described above, generally apply at the time of purchase by the Master Fund. The Master Fund is not required to dispose of a security if the security's issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities which do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. See "Deviation from Market Capitalization Weighting" in this prospectus.

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    The Advisor may exclude the securities of a company that otherwise meets the applicable criteria described above if the Advisor determines, in its best judgment, that other conditions exist that make the inclusion of such security inappropriate.

    Deviation from strict market capitalization weighting will also occur because the Master Fund intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Master Fund may be reduced, from time to time, from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Master Fund's assets may be invested in high quality, highly liquid fixed income securities, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Master Fund's investment objective. The Master Fund may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Master Fund.

    Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Master Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. Only common stocks whose market capitalizations are not more than the maximum on such list will be purchased by the Master Fund. Additional investments will not be made in securities which have appreciated in value to such an extent that they are not then considered by the Advisor to be small companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the Master Fund's holdings increase in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

    As described above, investments will be made in virtually all eligible securities on a market capitalization weighted basis. The Master Fund does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

    Generally, securities will be purchased with the expectation that they will be held for longer than one year. The Master Fund may sell portfolio securities when the issuer's market capitalization increases to a level that substantially exceeds that of the issuer with the largest market capitalization which is then eligible for investment by the Master Fund. In addition, the Master Fund may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Master Fund. The Master Fund anticipates that it will generally retain securities of issuers with relatively smaller market capitalizations for longer periods, despite any decrease in the issuer's book to market ratio. However, securities, including those eligible for purchase, may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale.

                                SECURITIES LOANS

    The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIO

    The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. Investment decisions for the Master Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees the Portfolio has incurred for the fiscal year ended November 30, 2001, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion.


    Dimensional Investment Group Inc. (the "Fund") and the Trust each bears all of its own costs and expenses, including: services of its independent certified public accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses of the Fund or Trust allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio and the Master Fund on the basis of their relative net assets.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    In general, the Portfolio distributes substantially all net investment income and any realized net capital gains annually in December of each year.

    Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date).

    Dividends and distributions paid to a 401(k) plan accumulate free of federal income tax. Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Master Fund from domestic (U.S.) sources.

    For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

    Dividends which are declared in December to shareholders of record but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders who are subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from the Portfolio and on gains on redemption or exchange of Portfolio shares. Non-U.S. shareholders may be subject to U.S. withholding and estate tax.


    The Portfolio is required to withhold 30% of taxable dividends, capital gains distributions, and redemption proceeds paid to shareholders who have not complied with IRS rules concerning taxpayer identification numbers. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.


    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.

                               PURCHASE OF SHARES

    Shares of the Portfolio are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code and (ii) to clients, customers or members of certain institutions. Provided that shares of the Portfolio are available under an employer's plan or through an institution, shares may be purchased by following the procedures adopted by the respective employer or institution and approved by the Fund's management for making investments. Shares are available through the Shareholder Services Agent designated under the employer's plan or by the institution. Investors who want to consider investing in the Portfolio should contact their employer or institution for details. Institutions which purchase shares of the Portfolio for the accounts of their customers may impose separate charges on those customers for account services. The Fund does not impose a minimum purchase requirement, but investors who wish to purchase shares of the Portfolio should determine whether their employer's plan or institution imposes a minimum transaction requirement.

                              VALUATION OF SHARES

NET ASSET VALUE


    The net asset values per share of the Portfolio and Master Fund are generally calculated on days that the NYSE is open for trading. The net asset values per share of the Portfolio and the Master Fund are calculated after the close of the NYSE (normally, 1:00 p.m. PST) by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. To the extent that the Master Fund holds large numbers of securities, it is likely that it will have a larger number of securities that may be deemed illiquid and therefore must be valued pursuant to special procedures adopted by the Board of Trustees, than would a fund that holds a smaller number of securities. The Master Fund is more likely to hold illiquid securities than would a fund that invests in larger capitalization companies. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Master Fund may differ from quoted or published prices for the same securities. NOTE: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 1:00 p.m. PST.


PUBLIC OFFERING PRICE

    Provided that the Shareholder Services Agent has received the investor's investment instructions in good order and the Custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the payment by the Custodian. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

    Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolio will be minimal and, therefore, the shares of the Portfolio are currently sold at net asset value, without imposition of a fee that would be used to reimburse the Portfolio for such cost (a "reimbursement fee"). However, a reimbursement fee may be charged prospectively from time to time based upon the future experience of the Portfolio and the Master Fund which would be used to defray the costs of investing in securities (such as brokerage commissions, taxes and other transaction costs). Any such charge will be described in the prospectus.

                               EXCHANGE OF SHARES

    Provided such transactions are permitted under the employer's 401(k) plan or by the institution, investors may exchange shares of the Portfolio for those of the DFA International Value Portfolio II or the U.S. Large Cap Value Portfolio II by completing the necessary documentation as required by the Shareholder Services Agent designated under the employer's plan or by the institution.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund, the exchange privilege may be terminated. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing. Exchanges will be accepted only if the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Shareholder Services Agent has received appropriate instructions in the form required by such Shareholder Services Agent.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege or limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Investors who desire to redeem shares of the Portfolio must furnish a redemption request to the respective Shareholder Services Agent in the form required by such Shareholder Services Agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less because of redemptions by the shareholder. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

    When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Such distributions will be made in accordance with federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                              THE FEEDER PORTFOLIO

    Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.

    The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

    The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund and, through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.


    If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the past five years. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's annual financial statements, are included in the Fund's annual report which is available upon request.


                       DIMENSIONAL INVESTMENT GROUP INC.


                       U.S. SMALL CAP VALUE PORTFOLIO II


                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                         YEAR       YEAR         YEAR         YEAR         YEAR
                                         ENDED      ENDED        ENDED        ENDED        ENDED
                                       NOV. 30,   NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,
                                         2001       2000         1999         1998         1997
                                       ---------  ---------    ---------    ---------    ---------
Net Asset Value, Beginning of
  Period...........................    $  15.65   $  16.26     $  16.73     $  19.20     $  14.67
                                       --------   --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).......        0.12       0.13         0.10         0.12         0.08
Net Gains (Losses) on Securities
  (Realized and Unrealized)........        3.28       0.91         1.29        (1.84)        4.77
                                       --------   --------     --------     --------     --------
Total from Investment Operations...        3.40       1.04         1.39        (1.72)        4.85
                                       --------   --------     --------     --------     --------
LESS DISTRIBUTIONS
Net Investment Income..............       (0.13)     (0.11)       (0.09)       (0.11)       (0.07)
Net Realized Gains.................       (1.40)     (1.54)       (1.77)       (0.64)       (0.25)
                                       --------   --------     --------     --------     --------
Total Distributions................       (1.53)     (1.65)       (1.86)       (0.75)       (0.32)
                                       --------   --------     --------     --------     --------
Net Asset Value, End of Period.....    $  17.52   $  15.65     $  16.26     $  16.73     $  19.20
                                       ========   ========     ========     ========     ========
Total Return.......................       23.65%      7.07%        9.60%       (9.19)%      33.75%

Net Assets, End of Period
  (thousands)......................    $123,888   $ 76,993     $ 70,150     $ 85,074     $125,061
Ratio of Expenses to Average Net
  Assets (1).......................        0.42%      0.42%        0.44%        0.45%        0.48%
Ratio of Expenses to Average Net
  Assets (excluding waivers and
  assumption of expenses) (1)......        0.42%      0.42%        0.44%        0.45%        0.47%
Ratio of Net Investment Income to
  Average Net Assets...............        0.79%      0.76%        0.59%        0.59%        0.62%
Ratio of Net Investment Income to
  Average Net Assets (excluding
  waivers and assumption of
  expenses)........................        0.79%      0.76%        0.59%        0.59%        0.63%
Portfolio Turnover Rate............         N/A        N/A          N/A          N/A          N/A
Portfolio Turnover Rate of Master
  Fund Series......................          13%        32%          29%          23%          25%


------------------------

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

N/A Refer to the respective Master Fund Series

                               SERVICE PROVIDERS


               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

                   CUSTODIAN                                      LEGAL COUNSEL
               PFPC TRUST COMPANY                      STRADLEY RONON STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098



                             INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                    PRICEWATERHOUSECOOPERS LLP
                                   200 East Las Olas Boulevard
                                            Suite 1700
                                    Fort Lauderdale, FL 33301

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

How to get these and other materials:
---------------------------------

-  Request free copies from:

    -- Your plan administrator--if you are a participant in a 401(k) plan offering the Portfolio.

    -- Your shareholder services agent--if you are a client or member of an institution offering the Portfolio.

    -- The Fund--if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395-8005.

-  Access current prospectuses on our web site at http://www.dfafunds.com.

- Access them on the EDGAR Database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330).

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is available by calling the SEC at 1-202-942-8090.

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S


                                 MARCH 30, 2002


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------

Dimensional Investment Group Inc. is an investment company that offers a variety of investment portfolios. The Portfolio described in this Prospectus:
     - Has its own investment objective and policies, and is the equivalent of a separate mutual fund. - Is exclusively available to 401(k)
           plans and clients and members of certain institutions. - Does not charge a sales commission or "load". - Is designed for long-term investors.

                      DFA INTERNATIONAL VALUE PORTFOLIO II

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                          SECURITIES OR PASSED ON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIO.......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVE, STRATEGY AND RISKS..................    2
  OTHER RISKS...............................................    2
  RISK AND RETURN BAR CHART AND TABLE.......................    3

FEES AND EXPENSES...........................................    4

ANNUAL FUND OPERATING EXPENSES..............................    4

  EXAMPLE...................................................    4

SECURITIES LENDING REVENUE..................................    5

HIGHLIGHTS..................................................    5

  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    5
  DIVIDEND POLICY...........................................    5
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    5

INVESTMENT OBJECTIVE AND POLICIES...........................    5

  PORTFOLIO CONSTRUCTION....................................    6

  DEVIATION FROM MARKET CAPITALIZATION WEIGHTING............    6

SECURITIES LOANS............................................    7

MANAGEMENT OF THE PORTFOLIO.................................    7

  CONSULTING SERVICES.......................................    8

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............    8

PURCHASE OF SHARES..........................................    9

VALUATION OF SHARES.........................................    9

  NET ASSET VALUE...........................................    9
  PUBLIC OFFERING PRICE.....................................   10

EXCHANGE OF SHARES..........................................   10

REDEMPTION OF SHARES........................................   11
  REDEMPTION PROCEDURE......................................   11
  REDEMPTION OF SMALL ACCOUNTS..............................   11
  IN-KIND REDEMPTIONS.......................................   11

THE FEEDER PORTFOLIO........................................   11

FINANCIAL HIGHLIGHTS........................................   13

SERVICE PROVIDERS...........................................   14

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIO
------------------

THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio"-- a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding fund, or "Master Fund," that in turn purchases stocks, and other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. While this structure is designed to reduce costs, it may not do so. As a result, the Portfolio might encounter operational or other complications.

[SIDEBAR]
The Master Fund buys securities directly. The Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.
[END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, stocks of larger non-U.S. companies).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).


4. Purchasing stocks so the portfolio is generally market capitalization weighted.


[SIDEBAR]
MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.


MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

[END SIDEBAR]

INVESTMENT OBJECTIVE, STRATEGY AND RISKS
---------------------------------------

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase shares of a Master Fund that buys value stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.

FOREIGN SECURITIES AND CURRENCIES RISK: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). The Master Fund in which the Portfolio invests generally does not hedge foreign currency risk.


MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities and the Master Fund that owns them, and, in turn, the Portfolio itself, to rise or fall in value. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you may lose money.


[SIDEBAR]

"VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.

In selecting value stocks, the Advisor primarily considers price relative to book value.

The Portfolio's foreign currency risks generally are not hedged.
[END SIDEBAR]

OTHER RISKS
-----------

SECURITIES LENDING:
----------------

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

RISK AND RETURN BAR CHART AND TABLE
------------------------------------


The Bar Chart and Table below illustrate the variability of the Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolio. The Bar Chart shows the changes in performance from year to year. The Table illustrates how annualized one year, five year and since inception returns for the Portfolio, both before and after taxes, compare with those of a broad measure of market performance. The after-tax returns presented for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the Table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A negative pre-tax total return translates into a higher after-tax return because this calculation assumes that an investor received a tax deduction for the loss incurred on the sale. Past performance (before and after taxes) is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA INTERNATIONAL
VALUE PORTFOLIO II

Total Returns (%)
1995                11.14
1996                 7.63
1997                -3.28
1998                14.89
1999                16.33
2000                -0.22
2001               -15.25

January 1995-December 2001
Highest Quarter                 Lowest Quarter
17.85 (1/98-3/98)           -16.93 (7/98-9/98)


   PERIODS ENDING DECEMBER 31, 2001       ONE    FIVE   SINCE 9/94
Annualized Returns (%)                     Year  Years   Inception
DFA INTERNATIONAL VALUE PORTFOLIO II
Return Before Taxes                      -15.25   1.80        3.11
Return After Taxes on Distributions      -16.82   0.27        1.82
Return After Taxes on Distributions and   -8.63   0.98        2.08
Sale of Portfolio Shares
MSCI EAFE INDEX (NET DIVIDENDS)          -21.45   0.89        2.30

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None*

------------------------


* Shares of the Portfolio that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.


                        ANNUAL FUND OPERATING EXPENSES**
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    Except as indicated below, the expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 2001.



Management Fee..............................................   0.21%
Other Expenses..............................................   0.30%
                                                              -----
TOTAL ANNUAL OPERATING EXPENSES.............................   0.51%
Fee Waiver and/or Expense Assumption........................   0.00%***
                                                              -----
NET EXPENSES................................................   0.51%
                                                              =====


------------------------


** The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio. "Other Expenses" include a fee paid to the Shareholder Services Agent of each employer plan or institution at the annual rate of 0.10% of the aggregate daily value of all shares of the Portfolio that are held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.



*** Pursuant to the Expense Waiver and Assumption Agreement for the Portfolio, the Advisor has agreed to waive its administration fee and to assume the Portfolio's direct and indirect expenses (including the expenses the Portfolio bears as a shareholder of the Master Fund) to the extent necessary to limit the expenses of the Portfolio to 0.75% of its average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than 0.75% of the Portfolio's average net assets on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the Portfolio's annualized expenses to exceed 0.75% of its average net assets. The Portfolio is not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months prior to the date of such reimbursement. The Expense Waiver and Assumption Agreement will remain in effect for a period of one year from April 1, 2002 to April 1, 2003, and shall continue in effect from year to year thereafter unless terminated by Dimensional Investment Group Inc. or the Advisor. Prior to the institution of the contractual waiver described above, the Portfolio was subject to voluntary fee waiver and expense assumption arrangement at an identical rate.


                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR          3 YEARS         5 YEARS         10 YEARS
---------        --------        --------        --------
   $52             $164            $285            $640

    The table summarizes the aggregate estimated annual operating expenses of both the Portfolio and the Master Fund.

                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 2001, the Master Fund received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):



                                                                            PERCENTAGE
                                                                              OF NET
MASTER FUND                                                   NET REVENUE     ASSETS
-----------                                                   -----------   ----------
The DFA International Value Series..........................  $1,481,000       0.11%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and also serves as investment advisor to the Master Fund. Dimensional Investment Group Inc. (the "Fund") contracts with Shareholder Services Agents to provide certain recordkeeping and other services for the benefit of the Portfolio's shareholders. (See "MANAGEMENT OF THE PORTFOLIO.")

DIVIDEND POLICY

    The Portfolio distributes dividends from its net investment income and any realized net capital gains in December of each year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange (the "NYSE") on each day that the NYSE is open for business. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the DFA International Value Series (the "Master Fund") of the DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The Master Fund invests in the stocks of large non-U.S. companies which the Advisor determines to be value stocks at the time of the purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time. The Master Fund intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the Master Fund may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Master Fund's asset growth permits, it may invest in the stocks of large companies in other developed markets. In addition, the Master Fund may continue to hold securities of developed market countries that are not listed above as authorized countries, but had been authorized for investment in the past.

PORTFOLIO CONSTRUCTION

    Under normal market conditions, the DFA International Value Series intends to invest its assets in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries and no more than 40% of the Master Fund's assets will be invested in such companies in any one country. As of the date of this prospectus, the Master Fund intends to invest in companies having at least $800 million of market capitalization and the Master Fund intends to purchase securities on a market capitalization weighted basis within each applicable country. The Advisor may reset such floor from time to time to reflect changing market conditions. The Master Fund reserves the right to invest in index futures contracts and options on futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

    The Advisor, using its best judgment, will seek to set country weights based on the relative market capitalizations of companies within each country. As a result, the weighting of certain countries in the Master Fund may vary from their weighting in international indices, such as those published by FTSE International, Morgan Stanley Capital International or Salomon/Smith Barney.

    The value criteria used by the Advisor for the Master Fund, as described above, generally apply at the time of purchase by the Master Fund. The Master Fund is not required to dispose of a security if the security's issuer does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities which do meet the value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. See "Deviation from Market Capitalization Weighing" in this prospectus.

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    The Advisor may exclude the stock of a company that otherwise meets the applicable criteria if the Advisor determines, in its best judgment, that other conditions exist that make the purchase of such stock for the Master Fund inappropriate.

    Deviation from market capitalization weighting also will occur because the Master Fund intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Master Fund may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Master Fund's assets may be invested in interest-bearing obligations, such as money-market instruments, for this purpose, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Master Fund's investment objective. A further deviation from market capitalization weighting may occur if the Master Fund invests a portion of its assets in convertible debentures.

    The Master Fund may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. While such purchases might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Master Fund.

    Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Master Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On not less than a semi-annual basis, the Advisor will prepare a current list of eligible large companies with high book to market ratios whose stock are eligible for investment. Only common stocks whose market capitalizations are not less than the minimum on such list will be purchased by the Master Fund. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighing and such deviation could be substantial if a significant amount of the Master Fund's holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

    Securities which have depreciated in value since their acquisition will not be sold by the Master Fund solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. However, securities, including those eligible for purchase, may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will not be sold to realize short-term profits, but, when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining a portfolio of companies with large market capitalizations and high book to market ratios.

                                SECURITIES LOANS

    The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIO

    The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. Investment decisions for the Master Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees that the Portfolio has incurred for the fiscal year ended November 30, 2001, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion.


    The Fund and the Trust each bears all of its own costs and expenses, including: services of its independent certified public accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses of the Fund or Trust allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio or Master Fund on the basis of their relative net assets.

CONSULTING SERVICES


    The Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the Master Fund. The Advisor controls DFAL and DFA Australia.


                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    In general, the Portfolio distributes substantially all net investment income and any realized net capital gains in December of each year.

    Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date).

    Dividends and distributions paid to a 401(k) plan accumulate free of federal income tax. Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. It is anticipated that either none or only a small portion of the distributions made by the Portfolio will qualify for the corporate dividends received deduction because of the Master Fund's investment in foreign equity securities.

    For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

    Dividends which are declared in December to shareholders of record but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders who are subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.


    Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information. Specifically, prospective investors should consult the statement of additional information for further information regarding the extent to which distributions from the Portfolio may be eligible for the dividends received deduction.


    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from the Portfolio to its shareholders and on gains arising on redemption or exchange of the Portfolio's shares. Non-U.S. shareholders are subject to U.S. withholding and estate tax.


    The Portfolio is required to withhold 30% of taxable dividends, capital gains distributions, and redemption proceeds paid to shareholders who have not complied with IRS rules concerning taxpayer identification numbers. You may avoid this withholding requirement by certifying on the account registration form your correct Taxpayer Identification Number and by providing and certifying that you are not subject to backup withholding and are a U.S. person. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.


    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.

                               PURCHASE OF SHARES

    Shares of the Portfolio are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code and (ii) to clients, customers or members of certain institutions.

    Provided that shares of the Portfolio are available under an employer's plan or through an institution, shares may be purchased by following the procedures adopted by the respective employer or institution and approved by the Fund's management for making investments. Shares are available through the Shareholder Services Agent designated under the employer's plan or by the institution. Investors who want to consider investing in the Portfolio should contact their employer or institution for details.

    Institutions which purchase shares of the Portfolio for the accounts of their customers may impose separate charges on those customers for account services. The Fund does not impose a minimum purchase requirement, but investors who wish to purchase shares of the Portfolio should determine whether their employer's plan or institution imposes a minimum transaction requirement.

                              VALUATION OF SHARES

NET ASSET VALUE


    The net asset values per share of the Portfolio and Master Fund are generally calculated on days that the NYSE is open for trading. The net asset values per share of the Portfolio and the Master Fund are calculated after the close of the NYSE (normally, 1:00 p.m. PST) by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Master Fund may differ from quoted or published prices for the same securities.



    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the Master Fund are determined as of such times for the purpose of computing the net asset value of the Master Fund. If events which materially affect the value of the foreign investments occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the Master Fund owns securities that are primarily listed on foreign exchanges which may trade on days when the Portfolio and Master Fund do not price their shares, the net asset value of the Portfolio may change on days when shareholders will not be able to purchase or redeem shares. The net asset value per share of the Master Fund is expressed in U.S. dollars by translating the net assets of the Master Fund using the mean between the most recent quoted bid and asked prices for the dollar as quoted by generally recognized reliable sources. NOTE: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 1:00 p.m. PST.


PUBLIC OFFERING PRICE


    Provided that the Shareholder Services Agent has received the investor's investment instructions in good order and the Portfolio's custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the payment by the custodian. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled in order to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.


                               EXCHANGE OF SHARES


    Provided such transactions are permitted under the employer's 401(k) plan or by the institution, investors may exchange shares of the Portfolio for those of the U.S. Small Cap Value Portfolio II or the U.S. Large Cap Value Portfolio II by first completing the necessary documentation as required by the Shareholder Services Agent designated under the employer's plan or by the institution.


    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund, the exchange privilege may be terminated. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing. Exchanges will be accepted only if the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Shareholder Services Agent has received appropriate instructions in the form required by such Shareholder Services Agent.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or loss on the transaction. However, no taxable gain or loss will normally be recognized by investors exchanging through a 401(k) plan. The Fund reserves the right to revise or terminate the exchange privilege or limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Investors who desire to redeem shares of the Portfolio must furnish a redemption request to the respective Shareholder Services Agent in the form required by such Shareholder Services Agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less because of redemptions by the shareholder. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

    When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund, in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The Master Fund reserves the right to redeem its shares in the currencies in which its investments are denominated. Investors may incur charges in converting such currencies to dollars and the value of the currencies may be affected by currency exchange fluctuations.

                              THE FEEDER PORTFOLIO

    Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.

    The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

    The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund, and through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.


    If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the past five years. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's annual financial statements, are included in the Fund's annual report which is available upon request.


                       DIMENSIONAL INVESTMENT GROUP INC.

                      DFA INTERNATIONAL VALUE PORTFOLIO II

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                              YEAR           YEAR           YEAR           YEAR           YEAR
                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                            NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                              2001           2000           1999           1998           1997
                                            ---------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Period......   $ 12.10        $ 12.65        $ 11.55        $ 10.65        $ 11.36
                                             -------        -------        -------        -------        -------
Income from Investment Operations
  Net Investment Income (Loss)............      0.24           0.23           0.28           0.26           0.17
  Net Gains (Losses) on Securities
    (Realized and Unrealized).............     (1.43)         (0.32)          1.17           0.99          (0.63)
                                             -------        -------        -------        -------        -------
    Total from Investment Operations......     (1.19)         (0.09)          1.45           1.25          (0.46)
                                             -------        -------        -------        -------        -------
Less Distributions
  Net Investment Income...................     (0.24)         (0.25)         (0.24)         (0.22)         (0.15)
  Net Realized Gains......................     (0.79)         (0.21)         (0.11)         (0.13)         (0.10)
                                             -------        -------        -------        -------        -------
    Total Distributions...................     (1.03)         (0.46)         (0.35)         (0.35)         (0.25)
                                             -------        -------        -------        -------        -------
Net Asset Value, End of Period............   $  9.88        $ 12.10        $ 12.65        $ 11.55        $ 10.65
                                             =======        =======        =======        =======        =======
Total Return..............................    (10.94)%        (0.80)%        13.03%         12.25%         (4.15)%

Net Assets, End of Period (thousands).....   $36,107        $42,435        $43,213        $36,824        $37,610
Ratio of Expenses to Average Net Assets
  (1).....................................      0.51%          0.53%          0.50%          0.55%          0.63%
Ratio of Expenses to Average Net Assets
  (excluding waivers and assumption of
  expenses) (1)...........................      0.51%          0.53%          0.50%          0.55%          0.58%
Ratio of Net Investment Income to Average
  Net Assets..............................      2.17%          1.87%          2.31%          2.01%          1.63%
Ratio of Net Investment Income to Average
  Net Assets (excluding waivers and
  assumption of expenses).................      2.17%          1.87%          2.31%          2.01%          1.68%
Portfolio Turnover Rate...................       N/A            N/A            N/A            N/A            N/A
Portfolio Turnover Rate of Master Fund
  Series..................................         6%             9%             6%            15%            23%


------------------------

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

N/A Refer to the respective Master Fund Series.

                               SERVICE PROVIDERS


               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

              CUSTODIAN--DOMESTIC                                 LEGAL COUNSEL
               PFPC TRUST COMPANY                      STRADLEY RONON STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098

            CUSTODIAN--INTERNATIONAL                 INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                 CITIBANK, N.A.                             PRICEWATERHOUSECOOPERS LLP
                111 Wall Street                            200 East Las Olas Boulevard
               New York, NY 10005                                   Suite 1700
                                                            Fort Lauderdale, FL 33301

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

How to get these and other materials:

-  Request free copies from:

   -- Your plan administrator--if you are a participant in a 401(k) plan offering the Portfolio.

   -- Your shareholder services agent--if you are a client or member of an institution offering the Portfolio.

   -- The Fund--if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395-8005.

     Additional materials describing the Fund and Portfolio, as well as the Advisor and its investment approach, are also available.

-  Access current prospectuses on our web site at http://www.dfafunds.com.

- Access them on the EDGAR Database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330).

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is available by calling the SEC at 1-202-942-8090.

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S


                                 MARCH 30, 2002


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------

Dimensional Investment Group Inc. is an investment company that offers a variety of investment portfolios. The Portfolio described in this Prospectus: - Has its own investment objective and policies, and is the equivalent of a separate mutual fund. - Is exclusively available to 401(k) plans and clients and members of certain institutions. - Does not charge a sales commission or "load". - Is designed for long-term investors.

                       U.S. LARGE CAP VALUE PORTFOLIO II

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                         SECURITIES OR PASSED UPON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIO.......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVE, STRATEGY AND RISKS..................    2
  OTHER RISKS...............................................    2
  RISK AND RETURN BAR CHART AND TABLE.......................    3

FEES AND EXPENSES...........................................    4

ANNUAL FUND OPERATING EXPENSES..............................    4

  EXAMPLE...................................................    4

SECURITIES LENDING REVENUE..................................    5

HIGHLIGHTS..................................................    5

  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    5
  DIVIDEND POLICY...........................................    5
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    5

INVESTMENT OBJECTIVE AND POLICIES...........................    5

  PORTFOLIO CONSTRUCTION....................................    6
  DEVIATION FROM MARKET CAPITALIZATION WEIGHTING............    6

SECURITIES LOANS............................................    7

MANAGEMENT OF THE PORTFOLIO.................................    7

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............    8

PURCHASE OF SHARES..........................................    9

VALUATION OF SHARES.........................................    9

  NET ASSET VALUE...........................................    9
  PUBLIC OFFERING PRICE.....................................    9

EXCHANGE OF SHARES..........................................   10

REDEMPTION OF SHARES........................................   10

  REDEMPTION PROCEDURE......................................   10
  REDEMPTION OF SMALL ACCOUNTS..............................   10
  IN-KIND REDEMPTIONS.......................................   10

THE FEEDER PORTFOLIO........................................   11

FINANCIAL HIGHLIGHTS........................................   12

SERVICE PROVIDERS...........................................   13

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIO
------------------

THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio"--a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding fund, or "Master Fund," that in turn purchases stocks, and other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. While this structure is designed to reduce costs, it may not do so. As a result, the Portfolio might encounter operational or other complications.

[SIDEBAR]
- The Master Fund buys securities directly. The Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.
[END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4. Purchasing stocks so the portfolio is generally market capitalization weighted.

The Portfolio uses a market capitalization segmentation approach. Broadly speaking, this technique involves:

1. Creating an initial universe of securities based on total market capitalization.

2. Identifying a sub-set of companies meeting the Advisor's investment guidelines.

3. Generally, considering a stock (which may be listed on any principal U.S. exchange or the over-the-counter market) for purchase only if the stock's market capitalization falls within the range of the segment of total market capitalization identified for the Portfolio.

[SIDEBAR]
- MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

- MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

- TOTAL MARKET CAPITALIZATION is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") or Nasdaq National Market-Registered Trademark- ("Nasdaq").

[END SIDEBAR]

For example, the Master Fund of the U.S. Large Cap Value Portfolio II generally buys stocks whose market capitalizations are in the highest 90% of total market capitalization.


INVESTMENT OBJECTIVE, STRATEGY AND RISKS
---------------------------------------

INVESTMENT OBJECTIVE: Long-term capital appreciation.

INVESTMENT STRATEGY: Purchase shares of a Master Fund that buys value stocks of large United States companies on a market capitalization weighted basis.


MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause securities owned by the Portfolio, and consequently the Portfolio itself, to rise or fall in value. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you may lose money.


OTHER RISKS
-----------

SECURITIES LENDING:
----------------

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

[SIDEBAR]
- "VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.

- In selecting value stocks, the Advisor primarily considers price relative to book value.
[END SIDEBAR]

RISK AND RETURN BAR CHART AND TABLE
------------------------------------


The Bar Chart and Table below illustrate the variability of the Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolio. The Bar Chart shows the changes in performance from year to year. The Table illustrates how annualized one year, five year, and since inception returns, both before and after taxes, compare with those of a broad measure of market performance. The after-tax returns presented for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the Table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. LARGE CAP
VALUE PORTFOLIO II
Total Returns (%)

1995  36.98
1996  19.64
1997  27.96
1998  11.96
1999   4.72
2000  10.11
2001   3.81

JANUARY 1995-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
16.78 (10/98-12/98)         -17.07 (7/98-9/98)

                                         PERIODS ENDING DECEMBER 31, 2001
                                                       ONE                 FIVE   SINCE 9/94
        ANNUALIZED RETURNS (%)                         YEAR                YEARS  INCEPTION
            U.S. LARGE CAP
          VALUE PORTFOLIO II
Return Before Taxes                                    3.81                11.39      14.50
Return After Taxes on Distributions                    2.13                 8.41      12.00
Return After Taxes on Distributions and
Sale of Portfolio Shares                               3.28                 8.59      11.48
RUSSELL 1000 VALUE INDEX                              -5.59                11.14      14.59

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None *

------------------------

* Shares of the Portfolio that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

                        ANNUAL FUND OPERATING EXPENSES**
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    The expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 2001.



Management Fee..............................................   0.11%
Other Expenses..............................................   0.25%
                                                              -----
TOTAL ANNUAL OPERATING EXPENSES.............................   0.36%
Fee Waiver and/or Expense Assumption........................   0.00%***
                                                              -----
NET EXPENSES................................................   0.36%
                                                              =====


------------------------

** The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio. "Other Expenses" includes a fee paid to the Shareholder Services Agent of each employer plan or institution at the annual rate of .10% of the aggregate daily value of all shares of the Portfolio that are held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.


*** Pursuant to the Expense Waiver and Assumption Agreement for the Portfolio, the Advisor has agreed to waive its administration fee and to assume the Portfolio's direct and indirect expenses (including the expenses the Portfolio bears as a shareholder of the Master Fund) to the extent necessary to limit the expenses of the Portfolio to 0.75% of its average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than 0.75% of the Portfolio's average net assets on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the Portfolio's annualized expenses to exceed 0.75% of its average net assets. The Portfolio is not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months prior to the date of such reimbursement. The Expense Waiver and Assumption Agreement will remain in effect for a period of one year from April 1, 2002 to April 1, 2003, and shall continue in effect from year to year thereafter unless terminated by Dimensional Investment Group Inc. or the Advisor. Prior to the institution of the contractual waiver decribed above, the Portfolio was subject to voluntary fee waiver and expense assumption arrangement at an identical rate.


                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR          3 YEARS         5 YEARS         10 YEARS
---------        --------        --------        --------
   $37             $116            $202            $456


    The table summarizes the aggregate estimated annual operating expenses of both the Portfolio and Master Fund.

                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 2001, the Master Fund received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):



                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
The U.S. Large Cap Value Series.............................    $133,000        0.01%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and also serves as investment advisor to the Master Fund. The Fund contracts with Shareholder Services Agents to provide certain recordkeeping and other services for the benefit of the Portfolio's shareholders. (See "MANAGEMENT OF THE PORTFOLIO.")

DIVIDEND POLICY

    The Portfolio distributes dividends from its net investment income and any realized net capital gains in December of each year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in The U.S. Large Cap Value Series (the "Master Fund") of The DFA Investment Trust Company ( the "Trust"), which has the same investment objective and policies as the Portfolio. The Master Fund invests in the common stocks of large U.S. companies which the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time. The Master Fund generally will invest in a broad and diverse group of the common stocks of large cap companies traded on a principal U.S. exchange or the over-the-counter market that the Advisor determines to be value stocks. As of the date of this prospectus, the Advisor considers companies whose market capitalizations generally are in the highest 90% of total market capitalization to be large cap companies. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of U.S. operating companies listed on the NYSE, AMEX or Nasdaq. On at least a semi-annual basis, the Advisor will review total market capitalization to prepare lists of companies whose stock is eligible for investment by the Master Fund. As of December 31, 2001, generally, the market capitalization of a company in the highest 90% of total market capitalization was approximately $1686 million or above. This dollar amount may change due to market conditions. As a non-fundamental policy, under normal circumstances, the U.S. Large Cap Value Series will invest at least 80% of its net assets in securities of large cap U.S. companies. If the Large

Cap Value Series changes this investment policy, U.S. Large Cap Value Portfolio II will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.


PORTFOLIO CONSTRUCTION

    Ordinarily, the Master Fund intends to invest in a broad and diverse group of readily marketable common stocks of large cap U.S. companies with high book to market ratios, as described above. The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

    The Master Fund is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the Master Fund is keyed to that security's market capitalization compared to all securities eligible for purchase. It is management's belief that the value stocks of large U.S. companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the Master Fund involves greater risk than including a large number of them.

    The total market capitalization range, and the value criteria used by the Advisor for the Master Fund, as described above, generally apply at the time of purchase by the Master Fund. The Master Fund is not required to dispose of a security if the security's issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale.

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    The Advisor may exclude the securities of a company that otherwise meets the applicable criteria described above if the Advisor determines, in its best judgment, that other conditions exist that make the inclusion of such security inappropriate.

    Deviation from strict market capitalization weighting will also occur because the Master Fund intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Master Fund may be reduced, from time to time, from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Master Fund's assets may be invested in high quality, highly liquid fixed income securities, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Master Fund's investment objective. The Master Fund may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Master Fund.

    Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Master Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On not less than a semi-annual basis, the Advisor will prepare a current list of large U.S. companies with high book to market ratios whose stock is eligible for investment. Only common stocks whose market capitalizations are greater than the minimum on such list will be purchased by the Master Fund. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the Master Fund's holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

    As described above, investments will be made in virtually all eligible securities on a market capitalization weighted basis. The Master Fund does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Generally, securities will be purchased with the expectation that they will be held for longer than one year. The Master Fund may sell portfolio securities when the issuer's market capitalization falls substantially below that of the issuer with the minimum market capitalization which is then eligible for purchase by the Master Fund. In addition, the Master Fund may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Master Fund. However, securities, including those eligible for purchase, may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale.

                                SECURITIES LOANS

    The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIO

    The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. Investment decisions for the Master Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees the Portfolio has incurred for the fiscal year ended November 30, 2001, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion.


    Dimensional Investment Group Inc. (the "Fund") and the Trust each bears all of its own costs and expenses, including: services of its independent certified public accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the costs of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses of the Fund or Trust allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio and the Master Fund on the basis of their relative net assets.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    In general, the Portfolio distributes substantially all net investment income and any realized net capital gains annually in December of each year.

    Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date).

    Dividends and distributions paid to a 401(k) plan accumulate free of federal income tax. Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Master Fund from domestic (U.S.) sources.

    For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

    Dividends which are declared in December to shareholders of record but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders who are subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Non-U.S. shareholders may be subject to U.S. withholding and estate tax.


    The Portfolio is required to withhold 30% of taxable dividends, capital gains distributions, and redemption proceeds paid to shareholders who have not complied with IRS rules concerning taxpayer identification numbers. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.

                               PURCHASE OF SHARES

    Shares of the Portfolio are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code and (ii) to clients, customers or members of certain institutions. Provided that shares of the Portfolio are available under an employer's plan or through an institution, shares may be purchased by following the procedures adopted by the respective employer or institution and approved by the Fund's management for making investments. Shares are available through the Shareholder Services Agent designated under the employer's plan or by the institution. Investors who want to consider investing in the Portfolio should contact their employer or institution for details. Institutions which purchase shares of the Portfolio for the accounts of their customers may impose separate charges on those customers for account services. The Fund does not impose a minimum purchase requirement, but investors who wish to purchase shares of the Portfolio should determine whether their employer's plan or institution imposes a minimum transaction requirement.

                              VALUATION OF SHARES

NET ASSET VALUE


    The net asset values per share of the Portfolio and Master Fund are generally calculated on days that the NYSE is open for trading. The net asset values per share of the Portfolio and the Master Fund are calculated after the close of the NYSE (normally, 1:00 p.m. PST) by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Master Fund may differ from quoted or published prices for the same securities. NOTE: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 1:00 p.m. PST.


PUBLIC OFFERING PRICE


    Provided that the Shareholder Services Agent has received the investor's investment instructions in good order and the Custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the payment by the Custodian. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

                               EXCHANGE OF SHARES

    Provided such transactions are permitted under the employer's 401(k) plan or by the institution, investors may exchange shares of the Portfolio for those of the DFA International Value Portfolio II or the U.S. Small Cap Value Portfolio II (formerly, the "U.S. 6-10 Value Portfolio II") by completing the necessary documentation as required by the Shareholder Services Agent designated under the employer's plan or by the institution.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund, the exchange privilege may be terminated. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing. Exchanges will be accepted only if the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Shareholder Services Agent has received appropriate instructions in the form required by such Shareholder Services Agent.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege or limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Investors who desire to redeem shares of the Portfolio must furnish a redemption request to the respective Shareholder Services Agent in the form required by such Shareholder Services Agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less, because of redemptions by the shareholder. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

    When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Such distributions will be made in accordance with federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                              THE FEEDER PORTFOLIO


    Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.


    The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

    The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund and, through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the past five years. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's annual financial statements, are included in the Fund's annual report which is available upon request.


                       DIMENSIONAL INVESTMENT GROUP INC.

                       U.S. LARGE CAP VALUE PORTFOLIO II

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                       YEAR         YEAR         YEAR         YEAR         YEAR
                                       ENDED        ENDED        ENDED        ENDED        ENDED
                                     NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,
                                       2001         2000         1999         1998         1997
                                     ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of
  Period...........................  $  16.66     $  19.15     $  19.82     $  18.72     $  15.43
                                     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).......      0.23         0.32         0.34         0.32         0.24
Net Gains (Losses) on Securities
  (Realized and Unrealized)........      1.31         0.07         0.46         1.74         3.50
                                     --------     --------     --------     --------     --------
Total from Investment Operations...      1.54         0.39         0.80         2.06         3.74
                                     --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
Net Investment Income..............     (0.32)       (0.34)       (0.33)       (0.25)       (0.20)
Net Realized Gains.................     (2.83)       (2.54)       (1.14)       (0.71)       (0.25)
                                     --------     --------     --------     --------     --------
Total Distributions................     (3.15)       (2.88)       (1.47)       (0.96)       (0.45)
                                     --------     --------     --------     --------     --------
Net Asset Value, End of Period.....  $  15.05     $  16.66     $  19.15     $  19.82     $  18.72
                                     ========     ========     ========     ========     ========
Total Return.......................     10.74%        2.78%        4.42%       11.69%       24.98%

Net Assets, End of Period
  (thousands)......................  $ 62,960     $ 33,364     $ 37,540     $ 45,135     $ 50,369
Ratio of Expenses to Average Net
  Assets (1).......................      0.36%        0.40%        0.37%        0.39%        0.45%
Ratio of Net Investment Income to
  Average Net Assets...............      1.61%        1.88%        1.58%        1.44%        1.62%
Portfolio Turnover Rate............       N/A          N/A          N/A          N/A          N/A
Portfolio Turnover Rate of Master
  Fund Series......................         6%          26%          43%          25%          18%


------------------------

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

N/A  Refer to the respective Master Fund Series

                               SERVICE PROVIDERS



               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

                   CUSTODIAN                                      LEGAL COUNSEL
               PFPC TRUST COMPANY                      STRADLEY RONON STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098




                             INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                    PRICEWATERHOUSECOOPERS LLP
                                   200 East Las Olas Boulevard
                                            Suite 1700
                                    Fort Lauderdale, FL 33301

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

How to get these and other materials:
---------------------------------

-  Request free copies from:

    -- Your plan administrator--if you are a participant in a 401(k) plan offering the Portfolio.

    -- Your shareholder services agent--if you are a client or member of an institution offering the Portfolio.

    -- The Fund--if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395-8005.

-  Access current prospectuses on our web site at dfafunds.com.

- Access them on the EDGAR Database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330).

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is abailable by calling the SEC at 1-202-942-8090.

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S


                                 MARCH 30, 2002


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------

Dimensional Investment Group Inc. is an investment company that offers a variety of investment portfolios.
Each Portfolio described in this Prospectus: - Has its own investment objective and policies, and is the equivalent
 of a separate mutual fund. - Is exclusively available to 401(k) plans. - Does not charge a sales
          commission or "load". - Is designed for long-term investors.

                      DFA INTERNATIONAL VALUE PORTFOLIO IV
                         EMERGING MARKETS PORTFOLIO II

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                         SECURITIES OR PASSED UPON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIOS......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............    2
  OTHER RISKS...............................................    2
  RISK AND RETURN BAR CHARTS AND TABLES.....................    3

FEES AND EXPENSES...........................................    5

ANNUAL FUND OPERATING EXPENSES..............................    5

SECURITIES LENDING REVENUE..................................    6
HIGHLIGHTS..................................................    6
  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    6
  DIVIDEND POLICY...........................................    6
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    6

INVESTMENT OBJECTIVES AND POLICIES..........................    7
  DFA INTERNATIONAL VALUE PORTFOLIO IV......................    7
  PORTFOLIO CONSTRUCTION....................................    7
  DEVIATION FROM MARKET CAPITALIZATION WEIGHTING............    8

  EMERGING MARKETS PORTFOLIO II.............................    8
  PORTFOLIO CONSTRUCTION....................................   10

EQUITY PORTFOLIOS...........................................   10

SECURITIES LOANS............................................   10

MANAGEMENT OF THE PORTFOLIOS................................   11

  CONSULTING SERVICES.......................................   11

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............   11

PURCHASE OF SHARES..........................................   12

  IN-KIND PURCHASES.........................................   12

VALUATION OF SHARES.........................................   13

  NET ASSET VALUE...........................................   13
  PUBLIC OFFERING PRICE.....................................   14

EXCHANGE OF SHARES..........................................   14

REDEMPTION OF SHARES........................................   15
  REDEMPTION PROCEDURE......................................   15
  REDEMPTION OF SMALL ACCOUNTS..............................   15
  IN-KIND REDEMPTIONS.......................................   15

THE FEEDER PORTFOLIOS.......................................   15

FINANCIAL HIGHLIGHTS........................................   17

SERVICE PROVIDERS...........................................   20

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIOS
-------------------

THE PORTFOLIOS HAVE SPECIAL STRUCTURES: The Portfolios are "Feeder Portfolios" -- portfolios that do not buy individual securities directly. Instead, they invest in corresponding funds called "Master Funds." Master Funds in turn purchase stocks, bonds and/or other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. While this structure is designed to reduce costs, it may not do so. As a result, a Portfolio might encounter operational or other complications.

[SIDEBAR]
- A Master Fund buys securities directly. A corresponding Feeder Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.
[END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Funds. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

Dimensional Fund Advisors Inc. (the "Advisor") believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, stocks of larger non-U.S. companies).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4. Purchasing stocks so the portfolio is generally market capitalization weighted.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Master Funds that own them, and, in turn, the Portfolios to rise or fall. Because the value of your investment in a Portfolio will fluctuate, there is the risk that you may lose money.

[SIDEBAR]
- MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

- MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

[END SIDEBAR]

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------

DFA INTERNATIONAL VALUE PORTFOLIO IV

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase shares of a Master Fund that buys value stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.

[SIDEBAR]
- "VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.
[END SIDEBAR]

FOREIGN SECURITIES AND CURRENCIES RISK: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). The Master Funds in which the Portfolios invest generally do not hedge foreign currency risk.

EMERGING MARKETS PORTFOLIO II

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Invest in a Master Fund that buys stocks of larger emerging markets companies.

EMERGING MARKETS RISK: Numerous emerging countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging countries are relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. Risks generally associated with foreign securities and currencies also apply.

[SIDEBAR]
- In selecting value stocks, the Advisor primarily considers price relative to book value.

-  The Portfolios' foreign currency risks generally are not hedged.

- "Emerging Markets" are countries with less developed economies not yet at the level of the world's mature economies.
[END SIDEBAR]

OTHER RISKS
-----------

SECURITIES LENDING:
----------------

The Master Funds purchased by the Portfolios may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

RISK AND RETURN BAR CHARTS AND TABLES
--------------------------------------


The Bar Charts and Tables immediately following illustrate the variability of each Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolios. The Bar Chart for each Portfolio shows the changes in performance from year to year. The Table for each Portfolio illustrates how annualized one year and since inception returns, both before and after taxes, compare with those of a broad measure of market performance. The after-tax returns presented for the Portfolios are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the Tables. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolios through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A negative pre-tax total return translates into a higher after-tax return because this calculation assumes that an investor received a tax deduction for the loss incurred on the sale. Past performance (before and after taxes) is not an indication of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA INTERNATIONAL
VALUE PORTFOLIO IV

TOTAL RETURNS (%)
1998                15.55
1999                16.89
2000                 0.31
2001               -15.17

JANUARY 1998-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
18.10 (1/98-3/98)           -16.79 (7/98-9/98)


      PERIODS ENDING DECEMBER 31, 2001         ONE    SINCE 9/97
           ANNUALIZED RETURNS (%)              YEAR   INCEPTION
DFA INTERNATIONAL VALUE PORTFOLIO IV
Return Before Taxes                           -15.17       1.76
Return After Taxes on Distributions           -16.60      -0.02
Return After Taxes on Distributions and Sale
of Portfolio Shares                            -8.68       0.88
MSCI EAFE INDEX (NET DIVIDENDS)               -21.45      -0.01

EMERGING MARKETS PORTFOLIO II

TOTAL RETURNS (%)
1998                -8.37
1999                74.06
2000               -28.55
2001                -6.89

JANUARY 1998-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
32.08 (10/98-12/98)         -21.84 (7/98-9/98)


      PERIODS ENDING DECEMBER 31, 2001          ONE   SINCE 9/97
           ANNUALIZED RETURNS (%)              YEAR   INCEPTION
EMERGING MARKETS PORTFOLIO II(1)
Return Before Taxes                            -7.35      -2.68
Return Before Taxes on Distributions           -7.68      -2.98
Return Before Taxes on Distributions and Sale
of Portfolio Shares                            -4.32      -2.20
MSCI EMERGING MARKETS FREE INDEX (PRICE-ONLY)  -4.91      -9.51

(1) Prior to March 30, 2002, investors in the Portfolio were charged a reimbursement fee of 0.50% of the Portfolio's offering price paid to the Portfolio to offset costs incurred by the Portfolio when investing the proceeds from the sale of its shares. This reimbursement fee is reflected in the performance presented.

                               FEES AND EXPENSES


    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None


                        ANNUAL FUND OPERATING EXPENSES*
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    Except as indicated below, the expenses in the following tables are based on those incurred by the Portfolios and the corresponding Master Funds for the fiscal year ended November 30, 2001.



DFA INTERNATIONAL VALUE PORTFOLIO IV
Management Fee..............................................   0.29%
Other Expenses..............................................   0.15%
TOTAL ANNUAL OPERATING EXPENSES.............................   0.44%

EMERGING MARKETS PORTFOLIO II
Management Fee..............................................   0.50%
Other Expenses..............................................   0.83%
                                                              -----
TOTAL ANNUAL OPERATING EXPENSES.............................   1.33%
Fee Waiver..................................................   0.40%**
                                                              -----
NET EXPENSES................................................   0.93%
                                                              =====


------------------------

* The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio.


** Pursuant to the Expense Waiver and Assumption Agreement for Emerging Markets Portfolio II, the Advisor has agreed to waive its administration fee of 0.40% per year for the Portfolio on the first $50 million of the Portfolio's average net assets. The Expense Waiver and Assumption Agreement will remain in effect for a period of one year from April 1, 2002 to April 1, 2003, and shall continue in effect from year to year thereafter unless terminated by Dimensional Investment Group Inc. or the Advisor. Prior to the institution of the contractual waiver described above, the Portfolio was subject to a voluntary fee waiver arrangement pursuant to the same terms.

                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
DFA International Value Portfolio IV........................    $ 45       $141       $246      $  555
Emerging Markets Portfolio II...............................    $ 95       $382       $691      $1,567



    The table summarizes the aggregate estimated annual operating expenses of both the Portfolios and their Master Funds. The one-year costs for the Emerging Markets Portfolio II reflect the "Net Expenses" of the Portfolio that result from the contractual fee waiver.


                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 2001, the DFA International Value Portfolio IV received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of its Master Fund (see "SECURITIES LOANS"):



                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
DFA International Value Series..............................  $1,481,000        0.11%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES


    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides each Portfolio with administrative services and also serves as investment advisor to each Master Fund. (See "MANAGEMENT OF THE PORTFOLIOS.")


DIVIDEND POLICY

    Each Portfolio generally distributes dividends from its net investment income in December of each year and will distribute any realized net capital gains annually after the end of the Fund's fiscal year in November. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES


    The shares of each Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business. The value of a Portfolio's shares will fluctuate in relation to the investment experience of its corresponding Master Fund. The redemption price of a share of each Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVES AND POLICIES

DFA INTERNATIONAL VALUE PORTFOLIO IV


    The investment objective of the DFA International Value Portfolio IV is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in The DFA International Value Series (the "International Value Series") of The DFA Investment Trust Company (the "Trust") which has the same investment objective and policies as the Portfolio. The International Value Series invests in the stocks of large non-U.S. companies which the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the International Value Series' asset growth permits, it may invest in the stocks of large companies in other developed markets. In addition, the International Value Series may continue to hold securities of developed market countries that are not listed above as authorized countries, but had been authorized for investment in the past.


PORTFOLIO CONSTRUCTION

    Under normal market conditions, the International Value Series will invest its assets in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries and no more than 40% of the Series' assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in index futures contracts and options on futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

    As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization and the Series intends to purchase securities on a market capitalization weighted basis within each applicable country. The Advisor may reset such floor from time to time to reflect changing market conditions. In determining market capitalization weights, the Advisor, using its best judgment, will seek to set country weights based on relative market capitalizations of companies within each country. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices, such as those published by FTSE International, Morgan Stanley Capital International or Salomon/Smith Barney.

    The value criteria used by the Advisor for the International Value Series, as described above, generally apply at the time of purchase by the International Value Series. The International Value Series is not required to dispose of a security if the security's issuer no longer meets the current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. See "Deviation from Market Capitalization Weighting" in this prospectus.

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    The Advisor may exclude the stock of a company that otherwise meets the applicable criteria if the Advisor determines, in its best judgment, that other conditions exist that make the purchase of such stock for the International Value Series inappropriate.

    Deviation from market capitalization weighting also will occur because the International Value Series intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the International Value Series may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the International Value Series' assets may be invested in interest-bearing obligations, such as money-market instruments, for this purpose, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the International Value Series' investment objective. A further deviation from market capitalization weighting may occur if the International Value Series invests a portion of its assets in convertible debentures.

    The International Value Series may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, the Series may acquire securities eligible for purchase or otherwise represented in its portfolio at the time of the exchange in exchange for the issuance of its shares. (See "In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the International Value Series.

    Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the International Value Series take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On not less than a semi-annual basis, the Advisor will prepare a current list of eligible large companies with high book to market ratios whose stock are eligible for investment. Only common stocks whose market capitalizations are equal to or more than the minimum on such list will be purchased by the International Value Series. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the International Value Series' holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general.

EMERGING MARKETS PORTFOLIO II


    The investment objective of the Emerging Markets Portfolio II is to achieve long-term capital appreciation. Emerging Markets Portfolio II pursues its objective by investing all of its assets in The Emerging Markets Series of the Trust, which has the same investment objective and policies as the Portfolio. The Emerging Markets Series invests in emerging markets designated by the Investment Committee of the Advisor ("Approved Markets"). The Series invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on over-the-counter ("OTC") markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depository Receipts ("IDRs") or American Depository Receipts ("ADRs").


    The Emerging Markets Series will seek a broad market coverage of larger companies within each Approved Market. This Series will attempt to own shares of companies whose aggregate overall share of the Approved Market's total public market capitalization is at least in the upper 40% of such capitalization, and can be as large as 75%. The Emerging Markets Series may limit the market coverage in the smaller emerging markets in order to limit purchases of small market capitalization companies.

    The Emerging Markets Series may not invest in all such companies or Approved Markets described above or achieve approximate market weights, for reasons which include constraints imposed within Approved Markets (e.g., restrictions on purchases by foreigners), and the Series' policy not to invest more than 25% of its assets in any one industry.


    As a non-fundamental policy, under normal circumstances, The Emerging Markets Series will invest at least 80% of its net assets in emerging markets investments that are defined in this prospectus as Approved Market securities. If The Emerging Market Series changes this investment policy, Emerging Markets Portfolio II will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio. Approved Market securities are defined to be (a) securities of companies organized in a country in an Approved Market or for which the principal trading market is in an Approved Market,
(b) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country,
(c) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets, (d) securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in Approved Markets or sales made in Approved Markets and (e) Approved Markets equity securities in the form of depositary shares. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets such that their value will tend to reflect developments in Approved Markets to a greater extent than developments in other regions. For example, the Advisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Markets securities so long as the Advisor believes at the time of investment that the value of the company's securities will reflect principally conditions in Approved Markets.



    The Advisor defines the term "emerging market" to mean a country which is considered to be an emerging market by the International Finance Corporation. Approved emerging markets may not include all such emerging markets. In determining whether to approve markets for investment, the Advisor will take into account, among other things, market liquidity, investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Emerging Markets Series. The Emerging Markets Series may continue to hold emerging markets securities that are no longer designated as Approved Markets by the Investment Committee of the Advisor.



    As of the date of this prospectus, the following countries are designated as Approved Markets: Argentina, Brazil, Chile, Greece, Hungary, Indonesia, Israel, Korea, Malaysia, Mexico, Philippines, Poland, Republic of China (Taiwan), Thailand and Turkey. Countries that may be approved in the future include but are not limited to Colombia, Czech Republic, Egypt, India, Republic of South Africa and Venezuela.



    Pending the investment of new capital in Approved Market equity securities, The Emerging Markets Series will typically invest in money market instruments or other highly liquid debt instruments denominated in U.S. dollars (including, without limitation, repurchase agreements). In addition, The Emerging Markets Series may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although the Series does not expect the aggregate of all such amounts to exceed 10% of its net assets under normal circumstances.

    The Emerging Markets Series also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although they intend to do so only where access to those markets is otherwise significantly limited. In some Approved Markets, it will be necessary or advisable for The Emerging Markets Series to establish a wholly-owned subsidiary or a trust for the purpose of investing in the local markets.


PORTFOLIO CONSTRUCTION

    The Emerging Markets Series' policy of seeking broad market diversification means that the Advisor will not utilize "fundamental" securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates. Even though a company's stock may meet the applicable market capitalization criterion, it may not be included in the Series for one or more of a number of reasons. For example, in the Advisor's judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity, or the issuer may be a "passive foreign investment company" (as defined in the Internal Revenue Code of 1986, as amended). To this extent, there will be the exercise of discretion and consideration by the Advisor which would not be present in the management of a portfolio seeking to represent an established index of broadly traded domestic securities (such as the S&P 500 Index). The Advisor will also exercise discretion in determining the allocation of investments as between Approved Markets.

    For the purpose of converting U.S. dollars to another currency, or vice versa, or converting one foreign currency to another foreign currency, the Emerging Markets Series may enter into forward foreign exchange contracts. In addition, to hedge against changes in the relative value of foreign currencies, the Emerging Markets Series may purchase foreign currency futures contracts. The Emerging Markets Series will only enter into such a futures contract if it is expected that the Series will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Series may suffer a loss.

                               EQUITY PORTFOLIOS

    Securities, including those eligible for purchase, may be disposed of at any time when, in the Advisor's judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will not be sold to realize short-term profits. However, when circumstances warrant, they may be sold without regard to the length of time held.

                                SECURITIES LOANS

    The Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Master Fund may earn additional income from lending securities, such activity is incidental to a Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of a Master Fund's total assets. In connection with such loans, a Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. Each Portfolio is also authorized to lend its portfolio securities. However, to the extent it holds only shares of its corresponding Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIOS

    The Advisor serves as investment advisor to each Master Fund. As such, it is responsible for the management of their respective assets. Investment decisions for the Master Funds are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides each Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees that the Portfolios have incurred for the fiscal year ended November 30, 2001, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion.


    The Dimensional Investment Group Inc. (the "Fund") and the Trust bear all of their own costs and expenses, including: services of its independent certified public accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. The expenses of the Fund which are not allocable to a particular Portfolio are borne by each Portfolio on the basis of its relative net assets. Similarly, the expenses of the Trust which are not allocable to a particular Master Fund are borne by each Master Fund on the basis of its relative net assets.

CONSULTING SERVICES


    The Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited (formerly DFA Australia Ltd.) ("DFA Australia"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the Master Funds. The Advisor controls DFAL and DFA Australia.


                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    In general, each Portfolio distributes substantially all of its net investment income in December of each year. Both Portfolios will distribute any realized net capital gains annually after the end of the Fund's fiscal year.

    Shareholders of the Portfolios will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date).

    Certain investments by the Master Funds may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.

    Dividends and distributions paid to a 401(k) plan accumulate free of federal income taxes. In addition, the sale or redemption by a 401(k) plan of a Portfolio's shares will not be subject to federal income taxes.

    The Portfolios may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% in value of the total assets of the Emerging Markets Portfolio II is invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders its pro rata share of foreign income taxes paid by the Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of these foreign taxes paid by the Portfolio and will be entitled either to deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Code. The DFA International Value Portfolio IV invests in a Master Fund organized as a corporation and will not be permitted to pass through a credit or deduction for foreign withholding taxes that it pays.


    The Portfolios are required to withhold 30% of taxable dividends, capital gains distributions, and redemption proceeds paid to shareholders who have not complied with IRS rules concerning taxpayer identification numbers. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.


    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolios.

                               PURCHASE OF SHARES

    Shares of the Portfolios are sold only to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Code and whose sponsors contribute to the Portfolios' fees and expenses as set forth in this prospectus (see "ANNUAL FUND OPERATING EXPENSES").

    Provided that shares of the Portfolios are available under an employer's 401(k) plan, shares may be purchased by following the procedures adopted by the respective employer and approved by Fund management for making investments. Shares are available through the service agent designated under the employer's plan. Investors who are considering an investment in the Portfolios should contact their employer for details. The Fund does not impose a minimum purchase requirement, but investors should determine whether their employer's plan imposes a minimum transaction requirement.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES

    If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by its corresponding Master Fund or otherwise represented in the portfolio of the Master Fund as described in this prospectus. Shares may also be purchased in exchange for local currencies in which such securities of the corresponding Master Fund are denominated. Securities and local currencies accepted by the Fund for exchange and Portfolio shares to be issued in exchange will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interests, subscription, or other rights pertaining to such securities shall become the property of the Portfolio (or its corresponding Master Fund) whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of either Portfolio with local currencies should first contact the Advisor for wire instructions.

    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the corresponding Master Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio (or its corresponding Master Fund) under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government Securities) being exchanged together with other securities of the same issuer owned by the corresponding Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE


    The net asset values per share of each Portfolio and Master Fund is generally calculated on days that the NYSE is open for trading. The net asset value per share of each Portfolio and Master Fund is calculated after the close of the NYSE (normally, 1:00 p.m PST) by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio or Master Fund. The value of each Portfolio's shares will fluctuate in relation to the investment experience of its corresponding Master Fund. Securities which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, such securities are valued at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Master Funds may differ from quoted or published prices for the same securities.



    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the Master Funds are determined as of such times for the purpose of computing the net asset value of such Master Fund. If events which materially affect the value of the foreign investments occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the Master Funds own securities that are primarily listed on foreign exchanges which may trade on days when the Portfolios and Master Funds do not price their shares, the net asset value of a Portfolio may change on days when shareholders will not be able to purchase or redeem shares. The net asset value per share of each Master Fund is expressed in U.S. dollars by translating the net assets of the Master Fund using the mean between the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources. NOTE: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 1:00 p.m. PST.



    Certain of the securities holdings of The Emerging Markets Series in Approved Markets may be subject to tax, investment and currency repatriation regulations of the Approved Markets that could have a material effect on the valuation of the securities. For example, a Master Fund might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). The Master Fund may also be subject to certain contractual arrangements with investment authorities in an Approved Market which require a Master Fund to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains. As a result, the valuation of particular securities at any one time may depend materially upon the assumptions that a Master Fund makes at that time concerning the anticipated holding period for the securities. Absent special circumstances as determined by the Board of Trustees, it is presently intended that the valuation of such securities will be based upon the assumption that they will be held for at least the amount of time necessary to avoid higher tax rates or penalties and currency repatriation restrictions. However, the use of such valuation standards will not prevent the Master Fund from selling such securities in a shorter period of time if the Advisor considers the earlier sale to be a more prudent course of action. Revision in valuation of those securities will be made at the time of the transaction to reflect the actual sales proceeds inuring to the Master Fund.


    Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by a Master Fund are determined each day as of such close.

PUBLIC OFFERING PRICE


    Provided that a service agent designated under a 401(k) plan has received the investor's investment instructions in good order and a Portfolio's custodian has received the investor's payment, shares of the Portfolio selected will be priced at the net asset value calculated next after receipt of the payment by the custodian. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.


                               EXCHANGE OF SHARES

    Provided such transactions are permitted under an employer's 401(k) plan, investors may exchange shares of one Portfolio described in this prospectus for shares in the other Portfolio by completing the necessary documentation as required by the service agent designated under the employer's plan and the Advisor. Please contact the service agent of your plan for further information.

    The minimum amount for an exchange is $100,000. The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of any of the Portfolios or otherwise adversely affect the Fund, the exchange privilege may be terminated, and any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.


    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the service agent has received appropriate instructions in the form required by such service agent and provided that such service agent has provided proper documentation to the Advisor.


    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. No taxable gain or loss will normally be recognized by investors exchanging through a 401(k) plan. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of or reject any exchange, or waive the minimum amount requirement as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    An investor who desires to redeem shares of a Portfolio must furnish a redemption request to the service agent designated under a 401(k) plan in the form required by such service agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order by PFPC Inc.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    With respect to each Portfolio, the Fund reserves the right to redeem a shareholder's account if the value of the shares in a specific portfolio is $500 or less because of redemptions by the shareholder. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Fund in order to bring the value of the shares in the account for a specific portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

    When in the best interests of a Portfolio, it may make a redemption payment, in whole or in part, by a distribution of portfolio securities from the Portfolio's corresponding Master Fund in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. The Portfolios also reserve the right to redeem their shares in the currencies in which their Master Fund's investments are denominated. Investors may incur brokerage charges and other transaction costs in selling such securities and converting such currencies to dollars. Also, the value of foreign securities or currencies may be affected by currency exchange fluctuations.

                             THE FEEDER PORTFOLIOS

    Other institutional investors, including other mutual funds, may invest in each Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolios. Please contact the DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in a Master Fund other than through a Portfolio.

    The aggregate amount of expenses for a Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. this arrangement enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Portfolio, will pay its proportionate share of the expenses of that Master Fund.

    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Portfolio could have effective voting control over the operation of the Master Fund.


    If the Board of Directors of the Fund determines that it is in the best interest of a Portfolio, it may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by a Master Fund to a Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolio. Any net capital gains so realized will be distributed to that Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand each Portfolio's financial performance for the period of that Portfolio's operations. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' annual financial statements, are included in the Fund's annual report which is available upon request.

                       DIMENSIONAL INVESTMENT GROUP INC.

                    THE DFA INTERNATIONAL VALUE PORTFOLIO IV

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                            YEAR        YEAR        YEAR            YEAR          AUGUST 15,
                                            ENDED       ENDED       ENDED           ENDED             TO
                                          NOV. 30,    NOV. 30,    NOV. 30,        NOV. 30,         NOV. 30,
                                            2001        2000        1999            1998             1997
                                          ---------   ---------   ---------       ---------       -----------
Net Asset Value, Beginning of Period....   $ 10.90    $  11.19    $  10.07         $  9.05          $ 10.00
                                           -------    --------    --------         -------          -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)............      0.21        0.20        0.30            0.23             0.08
Net Gains (Losses) on Securities
  (Realized and Unrealized).............     (1.20)      (0.22)       1.04            0.92            (1.03)
                                           -------    --------    --------         -------          -------
Total from Investment Operations........     (0.99)      (0.02)       1.34            1.15            (0.95)
                                           -------    --------    --------         -------          -------
LESS DISTRIBUTIONS
Net Investment Income...................     (0.27)      (0.22)      (0.22)          (0.13)              --
Net Realized Gains......................     (1.19)      (0.05)         --              --               --
                                           -------    --------    --------         -------          -------
Total Distributions.....................     (1.46)      (0.27)      (0.22)          (0.13)              --
                                           -------    --------    --------         -------          -------
Net Asset Value, End of Period..........   $  8.45    $  10.90    $  11.19         $ 10.07          $  9.05
                                           =======    ========    ========         =======          =======
Total Return............................    (10.80)%     (0.24)%     13.58%          12.74%           (9.50)%#

Net Assets, End of Period (thousands)...   $86,341    $ 96,607    $121,276         $98,764          $97,570
Ratio of Expenses to Average Net
  Assets (1)............................      0.44%       0.41%(a)     0.41%(a)       0.44%(a)         0.47%*(a)
Ratio of Net Investment Income to
  Average Net Assets....................      2.22%       1.97%(a)     2.32%(a)       2.09%(a)         2.65%*(a)
Portfolio Turnover Rate.................       N/A         N/A         N/A             N/A              N/A
Portfolio Turnover Rate of Master Fund
  Series................................         6%          9%          6%             15%              23%*(b)


------------------------

*    Annualized

#   Non-Annualized

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.


(a) The plan's sponsor has voluntarily contributed to the Portfolio an amount equal to that portion of the aggregate fees and expenses incurred by the Portfolio relating to the plan's investment.


(b)  Calculated for the year ended November 30, 1997.

N/A  Refer to the respective Master Fund Series.

                       DIMENSIONAL INVESTMENT GROUP INC.

                         EMERGING MARKETS PORTFOLIO II

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                              YEAR          YEAR          YEAR          YEAR        AUG. 15
                                             ENDED         ENDED         ENDED         ENDED           TO
                                            NOV. 30,      NOV. 30,      NOV. 30,      NOV. 30,      NOV. 30,
                                              2001          2000          1999          1998          1997
                                            --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period......   $ 7.83       $  10.08      $  6.57        $ 7.50        $10.00
                                             ------       --------      -------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..............     0.10           0.09         0.09          0.07         (0.01)
Net Gains (Losses) on Securities (Realized
  and Unrealized).........................    (0.79)         (2.26)        3.50         (0.94)        (2.49)
                                             ------       --------      -------        ------        ------
Total from Investment Operations..........    (0.69)         (2.17)        3.59         (0.87)        (2.50)
                                             ------       --------      -------        ------        ------
LESS DISTRIBUTIONS
Net Investment Income.....................    (0.06)         (0.08)       (0.08)        (0.06)           --
Net Realized Gains........................       --             --           --            --            --
                                             ------       --------      -------        ------        ------
Total Distributions.......................    (0.06)         (0.08)       (0.08)        (0.06)           --
                                             ------       --------      -------        ------        ------
Net Asset Value, End of Period............   $ 7.08       $   7.83      $ 10.08        $ 6.57        $ 7.50
                                             ======       ========      =======        ======        ======
Total Return..............................    (8.96)%       (21.73)%      55.31%       (11.59)%      (25.00)%#

Net Assets, End of Period (thousands).....   $9,568       $ 10,465      $13,476        $6,337        $8,858
Ratio of Expenses to Average Net Assets
  (1).....................................     0.93%          0.82%(a)     0.76%(a)      1.21%(a)      1.35%*(a)
Ratio of Expenses to Average Net Assets
  (excluding waivers and assumption of
  expenses) (1)...........................     1.33%          1.22%(a)     1.16%(a)      1.61%(a)      1.75%*(a)
Ratio of Net Investment Income to Average
  Net Assets .............................     1.49%          0.98%        0.94%         1.00%        (0.20)%*
Ratio of Net Investment Income to Average
  Net Assets (excluding waivers and
  assumption of expenses).................     1.09%          0.58%        0.54%         0.60%        (0.60)%*
Portfolio Turnover Rate...................      N/A            N/A          N/A           N/A           N/A
Portfolio Turnover Rate of Master Fund
  Series..................................        6%            12%          16%           10%            1%*(b)


------------------------

*    Annualized

#   Non-Annualized

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.


(a) The plan's sponsor has voluntarily contributed to the Portfolio an amount equal to that portion of the aggregate fees and expenses incurred by the Portfolio relating to the plan's investment.


(b)  Items calculated for the year ended November 30, 1997.

N/A  Refer to the respective Master Fund Series.

                               SERVICE PROVIDERS



               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

              CUSTODIAN--DOMESTIC                                 LEGAL COUNSEL
               PFPC TRUST COMPANY                      STRADLEY RONON STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098

            CUSTODIAN--INTERNATIONAL                 INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                 CITIBANK, N.A.                             PRICEWATERHOUSECOOPERS LLP
                111 Wall Street                            200 East Las Olas Boulevard
               New York, NY 10005                                   Suite 1700
                                                             Ft. Lauderdale, FL 33301

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and its Portfolios in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

How to get these and other materials:

-  Request free copies from:

    -- Your plan administrator--if you are a participant in a 401(k) plan offering the Portfolios.

    -- The Fund--if you represent a 401(k) plan sponsor. Call collect at
      (310) 395-8005.

    Additional materials describing the Fund and Portfolios, as well as the Advisor and its investment approach, are also available.

-  Access current prospectuses on our web site at http://www.dfafunds.com.

- Access them on the EDGAR Database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330).

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is available by calling the SEC at 1-202-942-8090.

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S

                                 MARCH 30, 2002

 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------

    Dimensional Investment Group Inc. is an investment company that offers a variety of investment portfolios. The Portfolio described in this Prospectus:
  - Has its own investment objective and policies, and is the equivalent of a separate mutual fund. - Is generally only available to institutional investors, retirement plans and clients of registered investment advisors. -
   Does not charge a sales commission or "load". - Is designed for long-term investors. - Requires a minimum initial purchase of $5 million.

                 THE DFA U.S. SMALL CAP INSTITUTIONAL PORTFOLIO

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIO.......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVE, STRATEGY AND RISKS..................    2
  OTHER RISKS...............................................    2
  RISK AND RETURN BAR CHART AND TABLE.......................    3

FEES AND EXPENSES...........................................    4

ANNUAL FUND OPERATING EXPENSES..............................    4

  EXAMPLE...................................................    4

SECURITIES LENDING REVENUE..................................    5

HIGHLIGHTS..................................................    5

  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    5
  DIVIDEND POLICY...........................................    5
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    5

INVESTMENT OBJECTIVE AND POLICIES...........................    5

  PORTFOLIO CONSTRUCTION....................................    5
  DEVIATION FROM MARKET CAPITALIZATION WEIGHTING............    6

SECURITIES LOANS............................................    7

MANAGEMENT OF THE PORTFOLIO.................................    7

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............    8

PURCHASE OF SHARES..........................................    9

  IN-KIND PURCHASES.........................................    9

VALUATION OF SHARES.........................................   10

  NET ASSET VALUE...........................................   10
  PUBLIC OFFERING PRICE.....................................   10

EXCHANGE OF SHARES..........................................   11

REDEMPTION OF SHARES........................................   12

  REDEMPTION PROCEDURE......................................   12
  REDEMPTION OF SMALL ACCOUNTS..............................   12
  IN-KIND REDEMPTIONS.......................................   12

THE FEEDER PORTFOLIO........................................   13

FINANCIAL HIGHLIGHTS........................................   14

SERVICE PROVIDERS...........................................   15

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIO
-------------------

THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio"-- a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding fund, or "Master Fund," that in turn purchases stocks, and other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. While this structure is designed to reduce costs, it may not do so. As a result, the Portfolio might encounter operational or other complications.
[SIDEBAR]
-The Master Fund buys securities directly. The Portfolio invests in the Master
 Fund's shares. The two have the same gross investment returns.
[END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4. Purchasing stocks so the portfolio is generally market capitalization weighted.

The Portfolio uses a market capitalization segmentation approach. Broadly speaking, this technique involves:
1. Creating an initial universe of securities based on total market capitalization.

2. Identifying a sub-set of companies meeting the Advisor's investment guidelines.

3. Generally, considering a stock (which may be listed on any principal U.S. exchange or the over-the-counter market) for purchase only if the stock's market capitalization falls within the range of the segment of total market capitalization identified for the Portfolio.
[SIDEBAR]
-MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

-MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

-TOTAL MARKET CAPITALIZATION is based on the market capitalization of all U.S.
 operating companies listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") or Nasdaq National Market-Registered Trademark- ("Nasdaq").
[END SIDEBAR]

The Master Fund of The DFA U.S. Small Cap Institutional Portfolio generally purchases stocks whose market capitalizations are in the lowest 8% of total market capitalization.

INVESTMENT OBJECTIVE, STRATEGY AND RISKS
---------------------------------------

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase shares of a Master Fund which buys stocks of small United States companies on a market capitalization weighted basis.

SMALL COMPANY RISK: Securities of small firms are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities and the Master Fund that owns them, and, in turn, the Portfolio itself, to rise or fall in value. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you may lose money.

OTHER RISKS
-----------

SECURITIES LENDING:
----------------

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

RISK AND RETURN BAR CHART AND TABLE
------------------------------------

The Bar Chart and Table below illustrate the variability of the Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolio. The Bar Chart shows the changes in performance from year to year. The Table illustrates how annualized one year, five year and since inception returns for the Portfolio, both before and after taxes, compare with those of a broad measure of market performance. The after-tax returns presented for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the Table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not an indication of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

THE DFA U.S. SMALL CAP INSTITUTIONAL PORTFOLIO
Total Returns (%)

1994  -1.03
1995  30.51
1996  18.12
1997  24.51
1998  -5.26
1999  25.62
2000   2.73
2001  12.94

JANUARY 1994-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
   22.59 (10/01-12/01)      -22.04 (7/98-9/98)

   PERIODS ENDING DECEMBER 31, 2001
                                           One   Five  Since 6/93
Annualized Returns (%)                    Year  Years   Inception
THE DFA U.S. SMALL CAP
INSTITUTIONAL PORTFOLIO
Return Before Taxes                      12.94  11.44       12.94
Return After Taxes on Distributions      10.21   8.71        9.27
Return After Taxes on Distributions and
Sale of Portfolio Shares                  9.89   8.43        9.21
RUSSELL 2000 INDEX                        2.49   7.52       10.59

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None

                        ANNUAL FUND OPERATING EXPENSES*
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    The expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 2001.


Management Fee..............................................  0.10%
Other Expenses..............................................  0.07%
                                                              ----
TOTAL ANNUAL OPERATING EXPENSES.............................  0.17%
Fee Waiver and/or Expense Assumption........................  0.00%**
                                                              ----
NET EXPENSES................................................  0.17%
                                                              ====

------------------------

* The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio.

** Pursuant to the Expense Waiver and Assumption Agreement for the Portfolio, the Advisor has agreed to waive its administration fee and to assume the Portfolio's direct and indirect expenses (including the expenses the Portfolio bears as a shareholder of the Master Fund) to the extent necessary to limit the expenses of the Portfolio to 0.20% of its average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than 0.20% of the Portfolio's average net assets on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the Portfolio's annualized expenses to exceed 0.20% of its average net assets. The Portfolio is not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months prior to the date of such reimbursement. The Expense Waiver and Assumption Agreement will remain in effect for a period of one year from April 1, 2002 to April 1, 2003, and shall continue in effect from year to year thereafter unless terminated by Dimensional Investment Group Inc. or the Advisor. Prior to the institution of the contractual waiver described above, the Portfolio was subject to voluntary fee waiver and expense assumption arrangement at an identical rate.

                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR          3 YEARS         5 YEARS         10 YEARS
---------        --------        --------        ---------
   $17             $55             $96             $217

    The table summarizes the aggregate estimated annual operating expenses before any waivers of both the Portfolio and the Master Fund.

                           SECURITIES LENDING REVENUE

    For the fiscal year ended November 30, 2001, the Master Fund received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):

                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
The U.S. Small Cap Series...................................  $1,223,000        0.14%

                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and also serves as investment advisor to the Master Fund. (See "MANAGEMENT OF THE PORTFOLIO.")

DIVIDEND POLICY

    The Portfolio distributes substantially all of its net investment income and any net realized capital gains in December of each year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business. The minimum initial purchase requirement for the Portfolio's shares is $5,000,000. There is no minimum purchase requirement for subsequent purchases. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in The U.S. Small Cap Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The Master Fund invests in securities of small U.S. companies generally having readily marketable securities. Company size will be determined for purposes of the Master Fund solely on the basis of a company's market capitalization. "Market capitalization" will be calculated by multiplying the price of a company's stock by the number of its shares of common stock. The Advisor believes that over the long term the investment performance of small companies in the U.S. is superior to that of large companies, although the share price may fluctuate more in the short-term.

PORTFOLIO CONSTRUCTION


    The Master Fund will generally invest in a broad and diverse group of the common stocks of small cap companies traded on a principal U.S. exchange or on over-the-counter market. As of the date of this prospectus, the Advisor considers companies whose market capitalizations generally are in the lowest 8% of total market capitalization to be small cap companies. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of U.S. operating companies listed on the NYSE, AMEX or Nasdaq. On at least a semi-annual basis, the Advisor will review total market capitalization to prepare lists of companies whose stock is eligible for investment by the Master Fund. As of December 31,

2001, generally, the market capitalization of a company in the lowest 8% of total market capitalization was approximately $1306 million or below. This dollar amount may change due to market conditions. The Master Fund may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of the gross assets of the Master Fund. It is the intention of the Master Fund to acquire a portion of the common stock of eligible companies on a market capitalization weighted basis. In addition, the Master Fund is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof together with the value of all other illiquid investments may not exceed 15% of the value of the Master Fund's total assets at the time of purchase.


    The Master Fund is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the Master Fund is approximately keyed to that security's market capitalization compared to all securities eligible for purchase. The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the United States. As a non-fundamental policy, under normal circumstances, The U.S. Small Cap Series will invest at least 80% of its net assets in securities of small cap companies. If The U.S. Small Cap Series changes this investment policy, The DFA U.S. Small Cap Institutional Portfolio will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    Even though a company's stock may meet the market capitalization criterion, it may not be purchased if (i) in the Advisor's judgment, the issuer is in extreme financial difficulty, (ii) the issuer is involved in a merger or consolidation or is the subject of an acquisition or (iii) a significant portion of the issuer's securities are closely held. Further, securities of real estate investment trusts will not be acquired (except as a part of a merger, consolidation or acquisition of assets). In addition, the Advisor may exclude the stock of a company that otherwise meets the market capitalization criterion if the Advisor determines in its best judgment that other conditions exist that make the purchase of such stock for the Master Fund inappropriate.

    Deviation from strict market capitalization weighting will also occur in the Master Fund because the Master Fund intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Master Fund may be reduced from time to time from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Master Fund's assets may be invested in interest-bearing obligations, such as money-market instruments, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Master Fund's investment objective.

    The Master Fund may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, the Master Fund may acquire securities eligible for purchase or otherwise represented in its portfolio at the time of the exchange in exchange for the issuance of its shares. (See "In-Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Master Fund.

    Changes in composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase by the Master Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a not less than semi-annual basis, the Advisor will determine the market capitalization of the largest small company in which the Master Fund may invest. Common stocks whose market capitalizations are not greater than such company will be purchased for the Master Fund. Additional investments generally will not be made in securities which have appreciated in value sufficiently to be excluded from the Advisor's then current market capitalization limit for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting and such deviation could be substantial if a significant amount of the Master Fund's holdings increase in value sufficiently to be excluded from the limit for eligible securities, but not by a sufficient amount to warrant their sale. A further deviation from market capitalization may occur if the Master Fund invests a portion of its assets in privately placed convertible debentures.

    On a periodic basis, the Advisor will review the Master Fund's holdings and determine which, at the time of such review, are no longer considered small U.S. companies. Securities which have depreciated in value since their acquisition will not be sold by the Master Fund solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances, including (but not limited to) tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices, warrant their sale. Generally, securities will not be sold to realize short-term profits, but, when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining portfolios of companies with small market capitalizations.

                                SECURITIES LOANS

    The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIO

    The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. Investment decisions for the Master Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution. Subject to this goal, such transactions may be placed with brokers which have assisted in the sale of the Portfolio's shares. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

    For the advisory fees the Portfolio has incurred for the fiscal year ended November 30, 2001, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion.

    Dimensional Investment Group Inc. (the "Fund") and the Trust each bears all of its own costs and expenses, including: services of its independent certified public accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses of the Fund or Trust allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio and Master Fund on the basis of their relative net assets.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    In general, the Portfolio distributes substantially all net investment income together with any net realized capital gains in December of each year.

    Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date), unless upon written notice to the Advisor, the shareholder selects one of the following options:

       Income Option--to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

       Capital Gains Option--to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

       Cash Option--to receive both income dividends and capital gains distributions in cash.

    Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Master Fund from domestic (U.S.) sources.

    For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

    Dividends which are declared in November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders who are subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from the Portfolio and on gains arising on redemption or exchange of Portfolio shares. Non-U.S. shareholders may be subject to U.S. withholding and estate tax.


    The Portfolio is required to withhold 30% of taxable dividends, capital gains distributions, and redemption proceeds paid to shareholders who have not complied with IRS rules concerning taxpayer identification numbers. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.


    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.

                               PURCHASE OF SHARES

    Investors may purchase shares of the Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment. All investments are subject to approval of the Advisor, and all investors must complete and submit an Account Registration Form.

    The minimum initial purchase requirement for the Portfolio's shares is $5,000,000. Once the minimum purchase requirement is satisfied, further investments in the Portfolio are not subject to any minimum purchase requirement. The Fund reserves the right to reduce or waive the minimum investment requirement, to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.

    Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by first calling the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment, then requesting the bank to transmit immediately available funds (Federal Funds) by wire to the custodian, for the account of Dimensional Investment Group Inc. (The DFA U.S. Small Cap Institutional Portfolio). Additional investments also may be made through the wire procedure by first notifying the Advisor. Investors who wish to purchase shares by check should send their check to Dimensional Investment Group Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

    Shares may also be purchased and sold by individuals through securities firms which may charge a service fee or commission for such transactions. No such fee or commission is charged on shares which are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES

    If accepted by the Fund, shares of the Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Master Fund or otherwise represented in its portfolio as described in this prospectus. Securities accepted by the Fund for exchange and shares of the Portfolio to be issued in the exchange will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer.

    The Fund will not accept securities in exchange for shares of the Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Master Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Master Fund under the Securities Act of 1933 or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE


    The net asset values per share of the Portfolio and the Master Fund are generally calculated on days that the NYSE is open for trading. The net asset values per share of the Portfolio and the Master Fund are calculated after the close of the NYSE (normally, 1:00 p.m. PST) by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. To the extent that the Master Fund holds large numbers of securities, it is likely that it will have a larger number of securities that may be deemed illiquid and therefore must be valued pursuant to special procedures adopted by the Board of Trustees, than would a fund that holds a smaller number of securities. The Master Fund is more likely to hold illiquid securities than would a fund that invests in larger capitalization companies. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Master Fund may differ from quoted or published prices for the same securities. NOTE: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 1:00 p.m. PST.


PUBLIC OFFERING PRICE


    Provided that the Advisor has received the investor's Account Registration Form in good order and the custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the investor's funds by the custodian. "Good order" with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor has been received in legible form and (2) the Advisor has been notified of the purchase by telephone and, if the Advisor so requests, also in writing, no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST) on the day of the purchase. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled in order to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.


                               EXCHANGE OF SHARES

    Investors may exchange shares of the Portfolio for those of another portfolio in the Fund or a portfolio of DFA Investment Dimensions Group Inc., an open-end, management investment company ("DFAIDG"). Investors should first contact the Advisor at (310) 395-8005 to notify the Advisor of the proposed exchange and then complete an Exchange Form and mail it to:

                       Dimensional Investment Group Inc.
                            Attn: Client Operations
                         1299 Ocean Avenue, 11th Floor
                             Santa Monica, CA 90401

    The minimum amount for an exchange into a portfolio of DFAIDG is $100,000. Exchanges are accepted only into those portfolios of DFAIDG that are eligible for the exchange privilege of DFAIDG. Investors may contact the Advisor at the above-listed phone number for a list of those portfolios of DFAIDG that accept exchanges.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund or DFAIDG, any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolio and of the portfolio of DFAIDG involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.


    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an "eligible guarantor institution." Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.


    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, waive the minimum amount requirement, limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Investors who desire to redeem shares of the Portfolio must first contact the Advisor at (310) 395-8005. The Portfolio will redeem shares at the net asset value of such shares next determined, either: (1) where stock certificates have not been issued, after receipt of a written request for redemption in good order by the Portfolio's transfer agent or (2) if stock certificates have been issued, after receipt of the stock certificates in good order at the office of the transfer agent. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including but not limited to: the stock certificate(s), if issued; a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents.

    Shareholders redeeming shares for which certificates have not been issued, who have authorized redemption payment by wire on an authorization form filed with the Fund, may request that redemption proceeds be paid in federal funds wired to the bank they have designated on the authorization form. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after notification to shareholders. No charge is made by the Fund for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for further investments. (See "PURCHASE OF SHARES.")

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less because of redemptions by the shareholder. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

    When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Such distributions will be made in accordance with the federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                              THE FEEDER PORTFOLIO

    Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.

    The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

    The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund and, through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the past five years. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's annual financial statements, are included in the Fund's annual report which is available upon request.


                       DIMENSIONAL INVESTMENT GROUP INC.

                 THE DFA U.S. SMALL CAP INSTITUTIONAL PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  YEAR         YEAR         YEAR         YEAR         YEAR
                                                  ENDED        ENDED        ENDED        ENDED        ENDED
                                                NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,
                                                  2001         2000         1999         1998         1997
                                                ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period........    $  10.87     $  11.13     $   9.80      $ 11.90      $ 14.60
                                                --------     --------     --------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)................        0.09         0.08         0.08         0.08         0.08
Net Gains (Losses) on Securities (Realized
  and Unrealized)...........................        1.20         0.60         1.66        (1.10)        2.46
                                                --------     --------     --------      -------      -------
Total from Investment Operations............        1.29         0.68         1.74        (1.02)        2.54
                                                --------     --------     --------      -------      -------
LESS DISTRIBUTIONS
Net Investment Income.......................       (0.09)       (0.08)       (0.08)       (0.08)       (0.13)
Net Realized Gains..........................       (1.16)       (0.86)       (0.33)       (1.00)       (5.11)
                                                --------     --------     --------      -------      -------
Total Distributions.........................       (1.25)       (0.94)       (0.41)       (1.08)       (5.24)
                                                --------     --------     --------      -------      -------
Net Asset Value, End of Period..............    $  10.91     $  10.87     $  11.13      $  9.80      $ 11.90
                                                ========     ========     ========      =======      =======
Total Return................................       13.02%        6.38%       18.47%       (9.09)%      26.52%

Net Assets, End of Period (thousands).......    $169,276     $150,975     $135,107      $98,680      $15,968
Ratio of Expenses to Average Net Assets
  (1).......................................        0.17%        0.18%        0.20%        0.20%        0.20%
Ratio of Expenses to Average Net Assets
  (excluding waivers and assumption of
  expenses) (1).............................        0.17%        0.18%        0.21%        0.22%        0.40%
Ratio of Net Investment Income to Average
  Net Assets................................        0.84%        0.67%        0.89%        1.26%        0.77%
Ratio of Net Investment Income to Average
  Net Assets (excluding waivers and
  assumption of expenses)...................        0.84%        0.67%        0.88%        1.24%        0.57%
Portfolio Turnover Rate.....................         N/A          N/A          N/A          N/A          N/A
Portfolio Turnover Rate of Master Fund
  Series....................................          13%          38%          29%          29%          30%

------------------------

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

N/A  Refer to the Master Fund Series.

                               SERVICE PROVIDERS

               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

                   CUSTODIAN                                      LEGAL COUNSEL
               PFPC TRUST COMPANY                      STRADLEY RONON STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098

                            INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                   PRICEWATERHOUSECOOPERS LLP
                                   200 East Las Olas Boulevard
                                           Suite 1700
                                    Ft. Lauderdale, FL 33301

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

TO OBTAIN DOCUMENTS:

-  Access them on our website at http://www.dfafunds.com.

- If you represent an institutional investor, registered investment advisor or other qualifying investor, call collect at (310) 395-8005.

- Access them on the EDGAR Database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330)

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is available by calling the SEC at 1-202-942-8090.

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S


                                 MARCH 30, 2002


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.

Dimensional Investment Group Inc. is an investment company that offers a variety of investment portfolios.
Each of the investment company's Portfolios has its own investment objective and policies, and is the
     equivalent of a separate mutual fund. The Portfolios described in this
                                  Prospectus:

                   Are generally available only to 401(k) plans
                       or other similar retirement plans.

                    Do not charge sales commissions or loads.

                      Are designed for long-term investors.

                 PORTFOLIOS FOR INVESTORS SEEKING TO INVEST IN:

                           DOMESTIC EQUITY SECURITIES


 U.S. Large Company Portfolio K              U.S. Small XM Value Portfolio K
 U.S. Large Cap Value Portfolio K            U.S. Small Cap Portfolio K


                        INTERNATIONAL EQUITY SECURITIES

 DFA International Value Portfolio K         Emerging Markets Portfolio K

                            FIXED INCOME SECURITIES

 DFA One-Year Fixed Income Portfolio K       DFA Two-Year Global Fixed Income
                                             Portfolio K

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                PAGE
RISK/RETURN SUMMARY.........................................         1

  HIGHLIGHTS ABOUT ALL THE PORTFOLIOS.......................         1
  INVESTMENT APPROACH--DOMESTIC AND INTERNATIONAL EQUITY
    PORTFOLIOS..............................................         1
  INVESTMENT APPROACH--FIXED INCOME PORTFOLIOS..............         2
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............         2
  OTHER RISKS...............................................         4
  RISK AND RETURN BAR CHARTS AND TABLES.....................         5

FEES AND EXPENSES...........................................        10

SECURITIES LENDING REVENUE..................................        11

HIGHLIGHTS..................................................        11

U.S. LARGE COMPANY PORTFOLIO K..............................        12

STANDARD & POORS--INFORMATION AND DISCLAIMERS...............        13

U.S. VALUE PORTFOLIOS.......................................        14

U.S. SMALL CAP PORTFOLIO K..................................        15

DFA INTERNATIONAL VALUE PORTFOLIO K.........................        16

EMERGING MARKETS PORTFOLIO K................................        17

FIXED INCOME PORTFOLIOS.....................................        19

PORTFOLIO TRANSACTIONS--EQUITY PORTFOLIOS...................        22

SECURITIES LOANS............................................        22

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING..............        22

MANAGEMENT OF THE FUNDS.....................................        23

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............        24

ELECTRONIC SHAREHOLDER INFORMATION AND TRANSACTIONS.........        25

PURCHASE OF SHARES..........................................        25

VALUATION OF SHARES.........................................        26

EXCHANGE OF SHARES..........................................        28

REDEMPTION OF SHARES........................................        28

THE MASTER-FEEDER STRUCTURE.................................        29

SERVICE PROVIDERS...........................................        30

RISK/RETURN SUMMARY

HIGHLIGHTS ABOUT ALL THE PORTFOLIOS
---------------------------------

THE PORTFOLIOS HAVE SPECIAL STRUCTURES: The Portfolios, called "Feeder Portfolios," do not buy individual securities directly. Instead, they invest in corresponding funds called "Master Funds." Master Funds in turn purchase stocks, bonds and/or other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. As a result, a Feeder Portfolio might encounter operational or other complications. While this structure is designed to reduce costs, it may not do so.

[SIDEBAR]
A Master Fund buys securities directly. A corresponding Feeder Portfolio invests in the Master Fund's shares. The two have the same gross investment returns. [END SIDEBAR]

MANAGEMENT: Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for each Master Fund. (A Feeder Portfolio does not need an investment manager.)

INVESTMENT APPROACH -- DOMESTIC AND INTERNATIONAL
--------------------------------------------------
EQUITY PORTFOLIOS
----------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not individual stock picking. It places priority on limiting expenses, portfolio turnover and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4. Purchasing stocks so the portfolio is generally market capitalization weighted.

U.S. Large Company Portfolio K buys a Master Fund that is managed differently. Because this Master Fund is an index fund, its only criteria for holding a stock is whether the stock is in the S&P 500-Registered Trademark- Index.

The Master Funds in which the U.S. Large Cap Value Portfolio K, U.S. Small XM Value Portfolio K and U.S. Small Cap Portfolio K invest use a market capitalization segmentation approach. Broadly speaking, this technique involves:

1. Creating an initial universe of securities based on total market capitalization.

2. Identifying a sub-set of companies meeting the Advisor's investment guidelines.

3. Generally, considering a stock (which may be listed on any principal U.S. exchange or the over-the-counter market) for purchase only if the stock's market capitalization falls within the range of the segment of total market capitalization identified for the Portfolio.

[SIDEBAR]
MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

TOTAL MARKET CAPITALIZATION is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") or Nasdaq National Market-Registered Trademark- ("Nasdaq").

[END SIDEBAR]

For example, the U.S. Large Cap Value Portfolio K's Master Fund generally purchases stocks whose market capitalizations are in the highest 90% of total market capitalization. Similarly, the U.S. Small XM Value Portfolio K's Master Fund generally purchases stocks in the range of the lowest 2.5% to 12.5% of total market capitalization, and the U.S. Small Cap Portfolio K's Master Fund generally purchases stocks whose market capitalizations are in the lowest 8% of total market capitalization.

INVESTMENT APPROACH -- FIXED INCOME PORTFOLIOS
----------------------------------------------

Generally, the Advisor structures a portfolio by:

1.  Setting a maturity range.

2.  Implementing the Advisor's quality and eligibility guidelines.

3.  Purchasing securities with a view to maximizing returns.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------


MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Master Funds that own them, to rise or fall. Fixed income Master Funds are particularly sensitive to changing interest rates. Because the value of your investment in a Portfolio will fluctuate, there is the risk that you may lose money.


DOMESTIC EQUITY PORTFOLIOS:

U.S. LARGE COMPANY PORTFOLIO K
----------------------------

- INVESTMENT OBJECTIVE: Produce returns similar to those of the S&P 500-Registered Trademark- Index.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that invests in S&P 500-Registered Trademark- Index stocks in about the same proportions as they are found in the S&P 500-Registered Trademark- Index.

THE U.S. VALUE PORTFOLIOS
----------------------


U.S. LARGE CAP VALUE PORTFOLIO K
U.S. SMALL XM VALUE PORTFOLIO K


-  INVESTMENT OBJECTIVE(S): Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that purchases value stocks of U.S. companies on a market capitalization weighted basis.

- HOW THE PORTFOLIOS DIFFER: The Master Funds focus on different parts of the value stocks universe:

   - U.S. Large Cap Value Portfolio K -- Large capitalization stocks.

   - U.S. Small XM Value Portfolio K -- Small capitalization stocks, generally not purchasing the smallest micro capitalization stocks and including the larger small capitalization stocks.

[SIDEBAR]
ABOUT THE S&P 500-REGISTERED TRADEMARK- INDEX: The Standard & Poor's 500 Composite Stock Price Index is market capitalization weighted. Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall.

"VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends and book value.

In selecting value stocks, the Advisor primarily considers price relative to book value.
[END SIDEBAR]

MARKET RISK: Although securities of larger firms fluctuate relatively less, economic, political and issuer specific events will cause the value of all securities to fluctuate.

SMALL COMPANY RISK: Securities of small firms are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price.


U.S. SMALL CAP PORTFOLIO K

-----------------------

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that purchases small and very small company stocks using a market cap weighted approach.

RISK OF VERY SMALL COMPANIES: Securities of very small firms are often less liquid than those of larger companies. As a result, the stocks of very small companies may fluctuate more in price than the stocks of larger companies.

INTERNATIONAL EQUITY PORTFOLIOS:

DFA INTERNATIONAL VALUE PORTFOLIO K

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that purchases value stocks of large non-U.S. companies on a market capitalization weighted basis in each country in which the Master Fund invests.

[SIDEBAR]
The Portfolios and Master Funds do not hedge their foreign currency risks. [END SIDEBAR]

EMERGING MARKETS PORTFOLIO K

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that buys stocks of larger emerging market companies.

[SIDEBAR]
EMERGING MARKETS are countries with less developed economies not yet at the level of the world's mature economies.
[END SIDEBAR]

FOREIGN SECURITIES AND CURRENCIES RISK -- DFA INTERNATIONAL VALUE AND EMERGING MARKETS PORTFOLIOS: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). The Master Funds in which the Portfolios invest generally do not hedge foreign currency risk.

EMERGING MARKETS RISK -- EMERGING MARKETS PORTFOLIO K: Risks generally associated with foreign securities and currencies may be greater in emerging market countries than other foreign countries. Numerous emerging market countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw their assets from, these markets. Additional restrictions may be imposed under emergency conditions. Risks generally associated with foreign securities and currencies also apply.

FIXED INCOME PORTFOLIOS:

DFA ONE-YEAR FIXED INCOME PORTFOLIO K


- INVESTMENT OBJECTIVE: Achieve a stable real return in excess of the rate of inflation with a minimum of risk.



- INVESTMENT STRATEGY: Purchase shares of a Master Fund that seeks to maximize risk-adjusted total returns from a universe of high quality fixed-income securities with an average maturity of one year or less. The Master Fund may, however, take a large position in higher yielding securities maturing within two years. It also intends to concentrate its investments in the banking industry if particular conditions occur.


DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO K


- INVESTMENT OBJECTIVE: Maximize total returns consistent with preservation of capital.



- INVESTMENT STRATEGY: Purchase shares of a Master Fund that seeks to maximize risk-adjusted total returns from a universe of U.S. and foreign debt securities maturing in two years or less. These debt securities may include U.S. government securities, high quality U.S. corporate securities and currency-hedged fixed income instruments of foreign governments, foreign corporations and supranational organizations (e.g., the World Bank). The Master Fund hedges foreign currency risks. The Master Fund also plans to invest significantly in the banking industry if particular conditions occur.


RISKS OF BANKING CONCENTRATION: Focus on the banking industry would link the performance of the DFA One-Year Fixed Income Portfolio K and the DFA Two-Year Global Fixed Income Portfolio K to changes in performance of the banking industry generally. For example, a change in the market's perception of the riskiness of banks compared to non-banks would cause the Portfolios' values to fluctuate. Additional risks of concentrating in the banking industry include changes in general market and economic conditions (for example, increases in interest rates may have a negative impact on banking industry profitablility), industry consolidation, and changing regulatory requirements.


FOREIGN SECURITIES AND CURRENCIES RISK--DFA TWO-YEAR GLOBAL FIXED INCOME
PORTFOLIO: Foreign securities prices may decline or fluctuate because of:
(a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar).


OTHER RISKS
-----------

DERIVATIVES:
----------

Derivatives are securities, such as futures contracts, whose values are derived from those of other securities or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). DFA Two-Year Global Fixed Income Portfolio K's Master Fund uses foreign currency contracts to hedge foreign currency risks. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.

SECURITIES LENDING:
----------------

The Master Funds may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

RISK AND RETURN BAR CHARTS AND TABLES
--------------------------------------


The Bar Charts and Tables immediately following illustrate the variability of each Master Fund's returns, and are meant to provide some indication of the risks of investing in the Portfolios. BECAUSE THE PORTFOLIOS ARE NEW, THE RETURNS SHOWN IN THE BAR CHARTS AND TABLES ARE FOR THE CORRESPONDING MASTER FUNDS AND HAVE BEEN ADJUSTED TO REFLECT THE ANTICIPATED EXPENSES OF THE PORTFOLIOS. The Bar Chart for each Portfolio shows the changes in performance from year to year. The Table for each Portfolio illustrates how annualized one year, five year, and ten year (or since inception, if shorter) returns compare with those of a broad measure of market performance. After-tax returns are not shown for the Portfolios because the Portfolios generally are available only to 401(k) plans or similar retirement plans and after-tax returns are not relevant to investors who hold shares of the Portfolios through such tax-deferred arrangements. Past performance is not an indication of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. LARGE COMPANY PORTFOLIO K

TOTAL RETURNS (%)
1992                 6.97
1993                 9.52
1994                 1.06
1995                36.53
1996                22.11
1997                32.40
1998                27.98
1999                20.12
2000                -9.75
2001               -12.56

JANUARY 1992-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
21.26 (10/98-12/98)         -14.84 (7/01-9/01)


PERIODS ENDING DECEMBER 31, 2001   ONE    FIVE    TEN
     ANNUALIZED RETURNS (%)        YEAR   YEARS  YEARS
U.S. LARGE COMPANY PORTFOLIO K    -12.56   9.94  12.23
S&P 500 INDEX                     -11.88  10.70  12.93

U.S. LARGE CAP VALUE PORTFOLIO K

TOTAL RETURNS (%)
1994               -4.88
1995               37.86
1996               19.71
1997               27.58
1998               11.47
1999                4.32
2000                9.71
2001                3.38

JANUARY 1994-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
16.65 (10/98-12/98)         -17.18 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2001   ONE   FIVE   SINCE 4/93
     ANNUALIZED RETURNS (%)       YEAR   YEARS  INCEPTION
U.S. LARGE CAP VALUE PORTFOLIO K   3.38  10.97      12.67
RUSSELL 1000 VALUE INDEX          -5.59  11.14      13.43

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. SMALL XM VALUE PORTFOLIO K

TOTAL RETURNS (%)
1999                5.82
2000               11.09
2001               17.18

JANUARY 1999-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
23.96 (4/99-6/99)           -22.34 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2001   ONE   SINCE 3/98
     ANNUALIZED RETURNS (%)       YEAR   INCEPTION
U.S. SMALL XM VALUE PORTFOLIO K   17.18       4.53
RUSSELL 2000 VALUE INDEX          14.02       5.76

U.S. SMALL CAP PORTFOLIO K

TOTAL RETURNS (%)
1993               13.17
1994               -1.82
1995               29.52
1996               17.05
1997               23.55
1998               -6.09
1999               24.70
2000                1.86
2001               12.04

JANUARY 1993-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
22.39 (10/01-12/01)         -22.22 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2001   ONE   FIVE   SINCE 4/92
     ANNUALIZED RETURNS (%)       YEAR   YEARS  INCEPTION
U.S. SMALL CAP PORTFOLIO K        12.04  10.55      12.19
RUSSELL 2000 INDEX                 2.49   7.52      11.00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA INTERNATIONAL
VALUE PORTFOLIO K

TOTAL RETURNS (%)
1995                11.07
1996                 7.32
1997                -3.59
1998                14.31
1999                15.72
2000                -0.67
2001               -15.68

JANUARY 1995-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
17.78 (1/98-3/98)           -17.00 (7/98-9/98)

 PERIODS ENDING DECEMBER 31, 2001
      ANNUALIZED RETURNS (%)         ONE YEAR  FIVE YEARS  SINCE 3/94 INCEPTION
DFA INTERNATIONAL VALUE PORTFOLIO K    -15.68        1.33                  3.28
MSCI EAFE INDEX (NET DIVIDENDS)        -21.45        0.89                  2.66

EMERGING MARKETS PORTFOLIO K

TOTAL RETURNS (%)
1995                 2.05
1996                10.84
1997               -19.45
1998               -10.03
1999                70.51
2000               -29.69
2001                -7.49

JANUARY 1995-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
31.39 (10/98-12/98)         -22.14 (7/98-9/98)


              PERIODS ENDING DECEMBER 31, 2001                 ONE   FIVE   SINCE 5/94
Annualized Returns (%)                                         Year  Years   Inception
EMERGING MARKETS PORTFOLIO K(1)                               -7.90  -4.36       -0.63
MSCI EMERGING MARKETS FREE INDEX (PRICE-ONLY)                 -4.91  -7.80       -5.22
(1) Prior to March 30, 2002, the Portfolio included a
reimbursement fee of 0.50%
of the Portfolio's offering price to be charged to investors and paid to the
Portfolio to offset costs incurred by the Portfolio when
investing the proceeds
from the sale of its shares. This reimbursement fee is
reflected in the
performance presented.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA ONE-YEAR FIXED
INCOME PORTFOLIO K

TOTAL RETURNS (%)
1992               4.56
1993               3.78
1994               1.85
1995               7.32
1996               5.15
1997               5.37
1998               5.05
1999               3.97
2000               6.07
2001               5.11

JANUARY 1992-DECEMBER 2001
     HIGHEST QUARTER         LOWEST QUARTER
2.37 (1/95-3/95)            0.11 (1/94-3/94)

  PERIODS ENDING DECEMBER 31, 2001
       ANNUALIZED RETURNS (%)          ONE YEAR  FIVE YEARS  TEN YEARS
DFA ONE-YEAR FIXED INCOME PORTFOLIO K    5.11       5.11       4.81
THREE-MONTH U.S. TREASURY BILLS            4.44        5.21       4.87

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO K

TOTAL RETURNS (%)
1997               5.31
1998               5.86
1999               3.95
2000               5.83
2001               5.43

JANUARY 1997-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
2.29 (7/01-9/01)            0.66 (10/01-12/01)

PERIODS ENDING DECEMBER 31, 2001
     ANNUALIZED RETURNS (%)       ONE YEAR  FIVE YEARS  SINCE 3/96 INCEPTION
DFA TWO-YEAR GLOBAL FIXED INCOME      5.43        5.27                  5.53
PORTFOLIO K
MERRILL LYNCH 1-3 YEAR                8.71        6.72                  6.55
GOVERNMENT/CORPORATE INDEX

                               FEES AND EXPENSES

    This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolios.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):  None


ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


                                                                                  TOTAL     FEE WAIVER
                                                       SHAREHOLDER    OTHER      ANNUAL       AND/OR       NET
    ANNUAL FUND OPERATING EXPENSES        MANAGEMENT   SERVICE FEE   EXPENSES   OPERATING    EXPENSE     EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     FEE(1)         (2)         (3)      EXPENSES    ASSUMPTION     (4)
---------------------------------------   ----------   -----------   --------   ---------   ----------   --------
U.S. Large Company Portfolio K......         0.15%         0.25%       0.46%      0.86%        0.11%       0.75%
U.S. Large Cap Value Portfolio K....         0.25%         0.25%       0.28%      0.78%        0.00%       0.78%
U.S. Small XM Value Portfolio K.....         0.40%         0.25%       0.46%      1.11%        0.11%       1.00%
U.S. Small Cap Portfolio K..........         0.35%         0.25%       0.41%      1.01%        0.06%       0.95%
DFA International Value Portfolio K....      0.40%         0.25%       0.37%      1.02%        0.02%       1.00%
Emerging Markets Portfolio K........         0.50%         0.25%       0.89%      1.64%        0.39%       1.25%
DFA One-Year Fixed Income
 Portfolio K........................         0.15%         0.25%       0.41%      0.81%        0.06%       0.75%
DFA Two-Year Global Fixed Income
 Portfolio K........................         0.15%         0.25%       0.47%      0.87%        0.12%       0.75%


------------------------


(1) The "Management Fee" includes an investment advisory fee payable by the Master Fund and an administration fee payable by the Portfolio.


(2) An amount up to 0.25% of the Portfolio's average net assets may be used to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to 401(k) plan shareholders and their plan participants. Service agents may be paid directly by the Fund, or by the Fund through the Advisor in its capacity of providing administrative services.


(3) "Other Expenses" are annualized estimates based on anticipated fees and expenses payable by both the Master Fund and the Portfolio through the fiscal year ending November 30, 2002.


(4) Pursuant to an Expense Waiver and Assumption Agreement for the Portfolios, the Advisor has contractually agreed to waive its administration fee and to assume each Portfolio's expenses (up to the amount of fees paid to the Advisor based on the Portfolio's assets invested in its master fund) to the extent necessary to reduce a Portfolio's expenses when its total operating expenses exceed the following percentage of average net assets on an annualized basis: 0.75% for U.S. Large Company Portfolio K; 0.85% for U.S. Large Cap Value Portfolio K; 1.00% for U.S. Small XM Value Portfolio K; 0.95% for U.S. Small Cap Portfolio K; 1.00% for DFA International Value Portfolio K; 1.25% for Emerging Markets Portfolio K; 0.75% for DFA One-Year Fixed Income Portfolio K; and 0.75% for DFA Two-Year Fixed Income
    Portfolio K. At any time that the annualized expenses of a Portfolio are less than the rate listed above for such Portfolio on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously waived and/or any expenses previously assumed to the extent that such reimbursement will not cause the Portfolio's annualized expenses to exceed the applicable percentage of average net assets as listed above. The Portfolios are not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months prior to the date of such reimbursement. The Expense Waiver and Assumption Agreement will remain in effect for a period of one year from August 1, 2001 to August 1, 2002, and shall continue in effect from year to year thereafter unless terminated by Dimensional Investment Group Inc. or the Advisor.

EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.


    The Example assumes that you invest $10,000 in the specified Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                               1 YEAR    3 YEARS
                                                              --------   --------
U.S. Large Company Portfolio K..............................    $ 77       $266
U.S. Large Cap Value Portfolio K............................      81       $252
U.S. Small XM Value Portfolio K.............................    $102       $342
U.S. Small Cap Portfolio K..................................    $ 97       $316
DFA International Value Portfolio K.........................    $102       $323
Emerging Markets Portfolio K................................    $127       $479
DFA One-Year Fixed Income Portfolio K.......................    $ 77       $253
DFA Two-Year Global Fixed Fund Income Portfolio K...........    $ 77       $266


    The Example summarizes the aggregate annual operating expenses of both the Portfolios and their corresponding Master Funds. Because the Portfolios are new, the Example is based on the Portfolios' anticipated expenses for their current fiscal year and does not extend over five- and ten-year periods. The one year costs for the Portfolios reflect the "Net Expenses" of the Portfolios that result from the contractual expense waivers and assumptions of expenses.

                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 2001, the following Master Funds received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of each Master Fund (See "SECURITIES LOANS").



                                                                              PERCENTAGE
                                                              NET REVENUE    OF NET ASSETS
                                                              -----------   ---------------
The U.S. Large Company Series...............................  $  120,000         0.00%
The U.S. Large Cap Value Series.............................  $  133,000         0.01%
The U.S. Small XM Value Series..............................  $  381,000         0.04%
The U.S. Small Cap Series...................................  $1,223,000         0.14%
The DFA International Value Series..........................  $1,481,000         0.11%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    The Advisor serves as investment advisor to each Master Fund. The Advisor provides each Portfolio with certain administrative services. (See "MANAGEMENT OF THE FUNDS.")

DIVIDEND POLICY

PORTFOLIO/MASTER FUND                                                   YEARLY  QUARTERLY  MONTHLY
---------------------                                                   ------  ---------  -------
U.S. Large Company                                                                  X
U.S. Large Cap Value                                                                X
U.S. Small XM Value                                                       X
U.S. Small Cap                                                            X
DFA International Value                                                             X
Emerging Markets                                                          X
DFA One-Year Fixed Income*                                                                    X
DFA Two-Year Global Fixed Income                                                    X

------------------------

*Net investment income will be distibuted each month, except January.

PURCHASE, VALUATION AND REDEMPTION OF SHARES


    The shares of the Portfolios are sold at net asset value. The redemption price of the shares of all of the Portfolios is equal to the net asset value of their shares. The value of the shares issued by each Portfolio will fluctuate in relation to the investment experience of the Master Fund in which such Portfolio invests. Unlike shares of money market funds, the shares of the Fixed Income Portfolios will tend to reflect fluctuations in interest rates because their corresponding Master Funds do not seek to stabilize the price of their shares by use of the "amortized cost" method of securities valuation. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")


ELECTRONIC SHAREHOLDER INFORMATION

    The Portfolios are designed specifically for on-line investors, in order to keep costs to a minimum. A 401(k) plan or similar retirement plan, when opening an account, must consent to the acceptance of all shareholder information (prospectuses and annual and semi-annual reports) about the Portfolios through e-mail and access to the Portfolios' website at www.dfafunds.com. A plan may later revoke its consent by requesting paper versions of shareholder information (see "ELECTRONIC SHAREHOLDER INFORMATION AND TRANSACTIONS").

                         U.S. LARGE COMPANY PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES


    U.S. Large Company Portfolio K seeks, as its investment objective, to approximate the investment performance of the S&P 500-Registered Trademark-Index, in terms of its total investment return. The Portfolio invests all of its assets in The U.S. Large Company Series (the "U.S. Large Company Series") of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest in all of the stocks that comprise the S&P 500-Registered Trademark-Index in approximately the same proportions as they are represented in the Index. The amount of each stock purchased for the U.S. Large Company Series, therefore, will be based on the issuer's respective market capitalization. The S&P 500-Registered Trademark- Index is comprised of a broad and diverse group of stocks most of which are traded on the NYSE. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The Advisor considers the stocks that comprise the S&P
500-Registered Trademark- Index to be those of large companies. Under normal market conditions, at least 95% of the U.S. Large Company Series' assets will be invested in the stocks that comprise the S&P 500-Registered Trademark- Index. As a non-fundamental policy, under normal circumstances, the U.S. Large Company Series will invest at least 80% of its net assets in securities of large U.S. companies. If the U.S. Large Company Series changes this investment policy, U.S. Large Company

Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.


    The U.S. Large Company Series may also acquire stock index futures contracts and options thereon in order to commit funds awaiting investment in stocks or to maintain cash liquidity. To the extent that this Master Fund invests in stock index futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not purchase such futures contracts or options if as a result more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such contracts or options.

    Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P
500-Registered Trademark- Index, including as a result of mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the U.S. Large Company Series' shares.

                 STANDARD & POORS--INFORMATION AND DISCLAIMERS

    Neither the U.S. Large Company Portfolio K nor the U.S. Large Company Series are sponsored, endorsed, sold or promoted by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the U.S. Large Company
Portfolio K or the U.S. Large Company Series or any member of the public regarding the advisability of investing in securities generally or in the U.S. Large Company Portfolio K or the U.S. Large Company Series particularly or the ability of the S&P 500-Registered Trademark- Index to track general stock market performance. S&P's only relationship to the U.S. Large Company Portfolio K and the U.S. Large Company Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500-Registered Trademark- Index which is determined, composed and calculated by S&P without regard to the U.S. Large Company Portfolio K or the U.S. Large Company Series. S&P has no obligation to take the needs of the U.S. Large Company Portfolio K, the U.S. Large Company Series or their respective owners into consideration in determining, composing or calculating the S&P 500-Registered Trademark- Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the U.S. Large Company Portfolio K or the U.S. Large Company Series or the issuance or sale of shares of the U.S. Large Company Portfolio K or the U.S. Large Company Series or in the determination or calculation of the equation by which the U.S. Large Company Portfolio K or the U.S. Large Company Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the U.S. Large Company Portfolio K or the U.S. Large Company Series.

    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             U.S. VALUE PORTFOLIOS

INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the U.S. Large Cap Value Portfolio K and U.S. Small XM Value Portfolio K is to achieve long-term capital appreciation. These Portfolios will pursue their investment objectives by investing all of their assets in The U.S. Large Cap Value Series (the "Large Cap Value Series") and The U.S. Small XM Value Series (the "XM Value Series") of the Trust, respectively. These Master Funds are collectively called the "U.S. Value Master Funds." Each of the U.S. Value Master Funds has the same investment objective and policies as its corresponding U.S. Value Portfolio. Each of the U.S. Value Master Funds will invest its assets in the common stocks of U.S. companies which the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time.



    The Large Cap Value Series generally will invest in a broad and diverse group of the common stocks of large cap companies traded on a principal U.S. exchange or on the over-the-counter market that the Advisor determines to be value stocks. As of the date of this prospectus, the Advisor considers companies whose market capitalizations generally are in the highest 90% of total market capitalization to be large cap companies. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of U.S. operating companies listed on the NYSE, AMEX or Nasdaq. On at least a semi-annual basis, the Advisor will review total market capitalization to prepare lists of companies whose stock is eligible for investment by the Large Cap Value Series. As of December 31, 2001, generally, the market capitalization of a company in the highest 90% of total market capitalization was approximately $1686 million or above. This dollar amount may change due to market conditions. As a non-fundamental policy, under normal circumstances, the U.S. Large Cap Value Series will invest at least 80% of its net assets in securities of large cap U.S. companies. If the U.S. Large Cap Value Series changes this investment policy, U.S. Large Cap Value Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.



    The XM Value Series generally will invest in a broad and diverse group of the common stocks of small companies traded on a principal U.S. exchange or on the over-the-counter market that the Advisor determines to be value stocks. As of the date of this prospectus, the Advisor considers companies whose market capitalizations generally are in the range of the lowest 2.5% to 12.5% by capitalization of total market capitalization to be small cap companies. "XM" in the name of the XM Value Series indicates that the Series generally will not purchase securities of the smallest micro cap companies, that is, those companies whose market capitalizations are in the lowest 2.5% of total market capitalization, although the Series may hold such securities. As of December 31, 2001, generally, the market capitalization of a company in the lowest 2.5% to 12.5% of total market capitalization was approximately between $385 million and $2361 million. This dollar amount may change due to market conditions. As a non-fundamental policy, under normal circumstances, the U.S. Small XM Value Series will invest at least 80% of its net assets in securities of small cap U.S. companies. If the U.S. Small XM Value Series changes this investment policy, U.S. Small XM Value Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.


PORTFOLIO CONSTRUCTION

    The U.S. Value Master Funds will purchase securities that are listed on the principal U.S. national securities exchanges or traded on the over-the-counter market ("OTC"). Each of the U.S. Value Master Funds is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by each of the U.S.

Value Master Funds is keyed to that security's market capitalization compared to all securities eligible for purchase. On not less than a semi-annual basis, the Advisor will calculate the book to market ratio necessary to determine those companies whose stock may be eligible for investment by each of the U.S. Value Master Funds.

    The total market capitalization ranges, and the value criteria used by the Advisor for the U.S. Value Master Funds, as descibed above, generally apply at the time of purchase by the U.S. Value Master Funds. The U.S. Value Master Funds are not required to dispose of a security if the security's issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. See "PORTFOLIO TRANSACTIONS -- EQUITY PORTFOLIOS" in this prospectus.

    In addition, the Large Cap Value Series may sell portfolio securities when their book to market ratios fall substantially below that of the security with the lowest such ratio that is then eligible for purchase by that Master Fund. The XM Value Series may also sell portfolio securities in the same circumstances, however, it anticipates that it will generally retain securities of issuers with relatively smaller market capitalizations for longer periods, despite any decrease in the issuer's book to market ratio.

                           U.S. SMALL CAP PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES


    The U.S. Small Cap Portfolio K (formerly, the U.S. 6-10 Small Company Portfolio K) invests all of its assets in The U.S. Small Cap Series (formerly, the U.S. 6-10 Small Company Series) of the Trust (the "U.S. Small Cap Series"), which has the same investment objective and policies as the Portfolio. Both the Portfolio and Master Fund have an investment objective to achieve long-term capital appreciation. The U.S. Small Cap Series invests in securities of small U.S. companies generally having readily marketable securities. Company size will be determined solely on the basis of a company's market capitalization. Market capitalization will be calculated by multiplying the price of a company's stock by the number of its shares of outstanding common stock.


    The Advisor believes that over the long term the investment performance of small companies is superior to large companies.


    The U.S. Small Cap Series generally will invest in a broad and diverse group of the common stocks of small cap companies traded on a principal U.S. exchange or on the over-the-counter market. As of the date of this prospectus, the Advisor considers companies whose market capitalizations generally are in the lowest 8% of total market capitalization to be small cap companies. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of U.S. operating companies listed on the NYSE, AMEX or Nasdaq. As of December 31, 2001, generally, the market capitalization of a company in the lowest 8% of total market capitalization was approximately $1306 million or below. This dollar amount may change due to market conditions. As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Series will invest at least 80% of its net assets in securities of small cap U.S. companies. If the U.S. Small Cap Series changes this investment policy, U.S. Small Cap Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio. The U.S. Small Cap Series may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of its gross assets. Generally, it is the intention of the U.S. Small Cap Series to acquire a portion of the common stock of eligible companies on a market capitalization weighted basis. In addition, the U.S. Small Cap Series is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof, together with the value of all other illiquid investments, may not exceed 15% of the value of the U.S. Small Cap Series' net assets at the time of purchase.


PORTFOLIO CONSTRUCTION

    The U.S. Small Cap Series is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the U.S. Small Cap Series is keyed to that security's market capitalization compared to all securities eligible for purchase. The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the United States. It is management's belief that the stocks of small companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for investment involves greater risk than investing in a large number of them. Even though a company's stock may meet the applicable market capitalization criterion, it may not be purchased if:
(1) in the Advisor's judgment, the issuer is in extreme financial difficulty,
(2) the issuer is involved in a merger or consolidation or is the subject of an acquisition or (3) a significant portion of the issuer's securities are closely held. Further, securities of real estate investment trusts will be excluded (except as part of a merger, consolidation or acquisition of assets).

    On a periodic basis, the Advisor will review the holdings of the U.S. Small Cap Series and determine which, at the time of such review, are no longer considered small companies.

                      DFA INTERNATIONAL VALUE PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of DFA International Value Portfolio K is to achieve long-term capital appreciation. The Portfolio invests all of its assets in The DFA International Value Series of the Trust (the "International Value Series"), which has the same investment objective and policies as the Portfolio. The International Value Series seeks to achieve its objective by investing in the stocks of large non-U.S. companies that the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this Prospectus, the International Value Series may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Master Fund's asset growth permits, it may invest in the stocks of large companies in other developed markets. In addition, the International Value Series may continue to hold securities of developed market countries that are not listed above as authorized countries, but had been authorized for investment in the past.


    Under normal market conditions, the International Value Series intends to invest its assets in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries, and no more than 40% of the International Value Series' assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts for other than bona fide hedging purposes, it will not purchase futures contracts if as a result more than 5% of its net assets would then consist of initial margin deposits required to establish such contracts.

PORTFOLIO CONSTRUCTION

    As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization, and the International Value Series intends to purchase securities on a market capitalization weighted basis within each applicable country. The Advisor may reset such floor from time to time to reflect changing market conditions. The Advisor, using its best judgment, will seek to set country weights based on the relative market capitalizations of companies within each country. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices such as those published by FTSE International, Morgan Stanley Capital International or Salomon/Smith Barney.

    The total market capitalization range, and the value criteria used by the Advisor for the International Value Series, as descibed above, generally apply at the time of purchase by the International Value Series. The International Value Series is not required to dispose of a security if the security's issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. See "PORTFOLIO TRANSACTIONS -- EQUITY PORTFOLIOS" in this prospectus.

                          EMERGING MARKETS PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Emerging Markets Portfolio K is to achieve long-term capital appreciation. The Emerging Markets Portfolio K invests all of its assets in the Emerging Markets Series of the Trust (the "Emerging Markets Series"), which has the same investment objective and policies as the Portfolio. The Emerging Markets Series seeks to achieve its investment objective by investing in emerging markets designated by the Investment Committee of the Advisor ("Approved Markets"). The Emerging Markets Series invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on OTC markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depository Receipts or American Depository Receipts.

    The Emerging Markets Series will seek a broad market coverage of larger companies within each Approved Market. The Emerging Markets Series will attempt to own shares of companies whose aggregate overall share of the Approved Market's total public market capitalization is at least in the upper 40% of such capitalization, and can be as large as 75%. The Emerging Markets Series may limit the market coverage in the smaller emerging markets in order to limit purchases of small market capitalization companies.

    The Emerging Markets Series may not invest in all such companies or Approved Markets or achieve approximate market weights, for reasons that include constraints imposed within Approved Markets, restrictions on purchases by foreigners, and the Emerging Markets Series' policy not to invest more than 25% of its assets in any one industry.

    Approved Market securities are defined to be: (1) securities of companies organized in a country in an Approved Market or for which the principal trading market is in an Approved Market, (2) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country, (3) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets,
(4) securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in Approved Markets or sales made in Approved Markets and (5) Approved Markets equity securities in the form of depository shares. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets such that their value will tend to reflect developments in Approved Markets to a greater extent than developments in other regions. For example, the Advisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Markets securities so long as the Advisor believes at the time of investment that the value of the company's securities will reflect principally conditions in Approved Markets. As a non-fundamental policy, under normal circumstances, the Emerging Markets Series will invest at least 80% of its net assets in emerging market investments that are defined in this prospectus as Approved Market securities. If the Emerging Markets Series changes this investment policy, Emerging Markets Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.


    The Advisor defines the term "emerging market" to mean a country which is considered to be an emerging market by the International Finance Corporation. Approved Markets may not include all such emerging markets. In determining whether to approve markets for investment, the Advisor will take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Emerging Markets Series. The Emerging Market Series may continue to hold emerging markets securities that are no longer designated as Approved Markets by the Investment Committee of the Advisor.



    As of the date of this prospectus, the following countries are designated as Approved Markets: Argentina, Brazil, Chile, Hungary, Indonesia, Israel, Korea, Malaysia, Mexico, Philippines, Poland, Republic of China (Taiwan), Thailand and Turkey. Countries that may be approved in the future include, but are not limited to, Colombia, Czech Republic, Egypt, India, Republic of South Africa and Venezuela.


    The Emerging Markets Series also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited. In some Approved Markets, it will be necessary or advisable for the Emerging Markets Series to establish a wholly owned subsidiary or a trust for the purpose of investing in the local markets.

PORTFOLIO CONSTRUCTION

    The Emerging Markets Series' policy of seeking broad market diversification means that the Advisor will not utilize "fundamental" securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates.

    Even though a company's stock may meet the applicable market capitalization criterion for the Emerging Markets Series' criterion for investment, it may not be included for one or more reasons. For example, in the Advisor's judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity, or the issuer may be a "passive foreign investment company" (as defined in the Code). To this extent, the Advisor will exercise discretion and consideration which would not be present in the management of a portfolio seeking to represent an established index of broadly traded domestic securities (such as the S&P 500-Registered Trademark- Index). The Advisor will also exercise discretion in determining the allocation of investments between Approved Markets.

                            FIXED INCOME PORTFOLIOS

DFA ONE-YEAR FIXED INCOME PORTFOLIO K


    The investment objective of DFA One-Year Fixed Income Portfolio K is to achieve a stable real return in excess of the rate of inflation with a minimum of risk. The DFA One-Year Fixed Income Portfolio K invests all of its assets in The DFA One-Year Fixed Income Series of the Trust (the "One-Year Fixed Income Series"), which has the same investment objective and policies as the Portfolio. The One-Year Fixed Income Series will invest in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the United States, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, the One-Year Fixed Income Series will acquire obligations which mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available. As a non-fundamental policy, under normal circumstances, the DFA One-Year Fixed Income Series will invest at least 80% of its net assets in fixed income securities and maintain a weighted average portfolio maturity that will not exceed one year. If the DFA One-Year Fixed Income Series changes this investment policy, DFA One-Year Fixed Income Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio. The One-Year Fixed Income Series principally invests in certificates of deposit, commercial paper, bankers' acceptances, notes and bonds. The One-Year Fixed Income Series will concentrate its investments in obligations of U.S. and foreign banks and bank holding companies if particular conditions occur (see "Investments in the Banking Industry").


DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO K


    The investment objective of DFA Two-Year Global Fixed Income Portfolio K is to maximize total returns consistent with preservation of capital. The DFA Two-Year Global Fixed Income Portfolio K invests all of its assets in The DFA Two-Year Global Fixed Income Series of the Trust (the "Two-Year Global Fixed Income Series"). The Two-Year Global Fixed Income Series will have the same investment objective and policies as the Portfolio. The Two-Year Global Fixed Income Series will invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having quality ratings meeting the minimum standards described in "Description of Investments," securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community and European Coal and Steel Community. At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are in developed countries, such as those countries which are members of the Organization of Economic Cooperation and Development. However, in the future, the Advisor anticipates investing in issuers located in other countries as well. Under normal market conditions, the Two-Year Global Fixed Income Series intends to invest its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States. As a non-fundamental policy, under normal circumstances, the DFA Two-Year Global Fixed Income Series will invest at least 80% of its net assets in fixed income securities that mature within two years from the date of settlement. If the DFA Two-Year Global Fixed Income Series changes this investment policy, DFA Two-Year Global Fixed Income Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.


    Because many of the Two-Year Global Fixed Income Series investments will be denominated in foreign currencies, the Two-Year Global Fixed Income Series will also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. The Two-Year

Global Fixed Income Series will concentrate its investments in obligations of U.S. and foreign banks and bank holding companies if particular conditions occur (see "Investments in the Banking Industry").

DESCRIPTION OF INVESTMENTS

    The following is a description of the categories of investments that may be acquired by the One-Year Fixed Income and Two-Year Global Fixed Income Series (collectively, the "Fixed Income Master Funds").

                                                              PERMISSIBLE CATEGORIES:
                                                              -----------------------
One-Year Fixed Income Series................................          1-6, 8
Two-Year Global Fixed Income Series.........................            1-10

 1. U.S. GOVERNMENT OBLIGATIONS--Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. government, including bills, notes and bonds.

 2. U.S. GOVERNMENT AGENCY OBLIGATIONS--Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, including Fannie Mae, Federal Home Loan Bank and the Federal Housing Administration.

 3. CORPORATE DEBT OBLIGATIONS--Nonconvertible corporate debt securities (e.g., bonds and debentures that are issued by companies whose commercial paper is rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") or A-l by S&P and dollar-denominated obligations of foreign issuers issued in the United States. If the issuer's commercial paper is unrated, then the debt security must be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

 4. BANK OBLIGATIONS--Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired from banks having assets in excess of $1,000,000,000.

 5. COMMERCIAL PAPER--Rated, at the time of purchase, A-l or better by S&P or Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by S&P, and having a maximum maturity of nine months.

 6. REPURCHASE AGREEMENTS--Instruments through which the Fixed Income Master Funds purchase securities ("underlying securities") from a bank, or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the underlying securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. A Fixed Income Master Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of such Master Fund's total assets would be so invested. The Master Funds will also only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the underlying securities plus any accrued interest thereon so that they will at least equal the repurchase price.

 7. FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS--Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.

 8. SUPRANATIONAL ORGANIZATION OBLIGATIONS--Debt securities of supranational organizations, such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

 9. FOREIGN ISSUER OBLIGATIONS--Debt securities of non-U.S. issuers rated AA or better by S&P or Aa2 or better by Moody's.

10. EURODOLLAR OBLIGATIONS--Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

    The categories of investments that may be acquired by the Fixed Income Master Funds may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

INVESTMENTS IN THE BANKING INDUSTRY


    The Fixed Income Master Funds will invest more than 25% of their respective total assets in obligations of U.S. and foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments for a period of five consecutive days when the NYSE is open for trading. The Portfolios that invest in the Fixed Income Master Funds, the DFA One-Year Fixed Income Portfolio K and DFA Two-Year Global Fixed Income Portfolio K, each have the same policy. This policy can only be changed by a vote of shareholders. Investments in the Fixed Income Master Funds will not be considered investments in the banking industry so that a Portfolio may invest all or substantially all of its assets in its respective Master Fund. When investment in such obligations exceeds 25% of the total net assets of any of the Fixed Income Master Funds, such Master Fund will be considered to be concentrating its investments in the banking industry. As of the date of this prospectus, neither the One-Year Fixed Income Series nor the Two-Year Global Fixed Income Series is concentrating its investments in the banking industry.


    The types of bank and bank holding company obligations in which the Fixed Income Master Funds may invest include: dollar-denominated certificates of deposit, bankers' acceptances, commercial paper and other debt obligations issued in the United States and which mature within two years of the date of settlement, provided such obligations meet each Master Fund's established credit rating criteria as stated under "Description of Investments." In addition, the Fixed Income Master Funds are authorized to invest more than 25% of their total assets in Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.

PORTFOLIO STRATEGY

    The Fixed Income Master Funds will be managed with a view to capturing credit risk premiums and term or maturity premiums. The term "credit risk premium" means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and "maturity risk premium" means the anticipated incremental return on investment for holding securities having maturities of longer than one month compared to securities having a maturity of one month. The Advisor believes that credit risk premiums are available largely through investment in high grade commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the Fixed Income Master Funds will be chosen with a view to maximizing anticipated returns, net of trading costs.

PORTFOLIO TURNOVER

    The Fixed Income Master Funds are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. While the Fixed Income Master Funds acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a "cost" of trading. Such costs ordinarily increase with trading activity. However, as stated above, securities ordinarily will be sold when, in the Advisor's judgment, the monthly return of either Fixed Income Master Fund will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that securities will be acquired in the secondary markets for short-term instruments.

    The Two-Year Global Fixed Income Series engages in frequent trading of portfolio securities. A high portfolio turnover rate may have negative tax consequences to shareholders and may result in increased trading costs.

                   PORTFOLIO TRANSACTIONS--EQUITY PORTFOLIOS

    With respect to the Master Funds in which the Domestic and International Equity Portfolios invest, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, including but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered appropriate holdings in light of the investment policy of each Portfolio.

                                SECURITIES LOANS

    All of the Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Master Fund may earn additional income from lending securities, such activity is incidental to the investment objective of the Master Fund. The value of securities loaned may not exceed 33% of the value of a Master Fund's total assets. In connection with such loans, a Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Funds will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, Dimensional Investment Group Inc. (the "Fund") or the Trust could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. While the Portfolios are also authorized to lend portfolio securities, as long as the Portfolios only hold shares of their corresponding Master Funds, the Portfolios do not intend to lend those shares.

                 DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    The portfolio structures of the Large Cap Value, XM Value, U.S. Small Cap and International Value Series involve market capitalization weighting. Deviation from strict market capitalization weighting may occur for several reasons. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines in its best judgment that the purchase of such stock is inappropriate given other conditions. Deviation also will occur because the Advisor intends to purchase securities in round lots only. Furthermore, the Advisor may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of a Master Fund's assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting. With regard to the U.S. Small Cap Series, a further deviation may occur due to investments in privately placed convertible debentures.

    Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. (The XM Value Series may purchase common stocks in the bottom 2.5% of total market capitalization at times when it is advantageous to do so.) In addition, securities eligible for purchase or otherwise represented in a portfolio may be acquired in exchange for the issuance of shares. (See "PURCHASE OF SHARES--In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will prepare lists of companies whose stock is eligible for investment by each Master Fund. Additional investments generally will not be made in securities which have changed in value sufficiently to be excluded from the Advisor's then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting. Such deviation could be substantial if a significant amount of a portfolio's holdings change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

                            MANAGEMENT OF THE FUNDS


    The Advisor serves as investment advisor to each Master Fund. As such, the Advisor is responsible for the management of each Master Fund's assets. Investment decisions for the Master Funds are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Funds with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization may charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization. For the fiscal year ended November 30, 2001, each Master Fund paid advisory fees, as a percentage of its average net assets, as set forth below:


U.S. Large Company Series...................................  0.025%
U.S. Large Cap Value Series.................................   0.10%
U.S. XM Value Series........................................   0.10%
U.S. Small Cap Series.......................................   0.03%
International Value Series..................................   0.20%
Emerging Markets Series.....................................   0.10%
One-Year Fixed Income Series................................   0.05%
Two-Year Global Fixed Income Series.........................   0.05%

    The Fund and Trust bear all of their own costs and expenses, including: services of their independent certified public accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of their shareholders and directors or trustees, the cost of filing their registration statements under the federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. The expenses of the Fund that are not allocable to a particular Portfolio are to be borne by each Portfolio of the Fund on the basis of its relative net assets. Similarly, the expenses of the Trust that are not allocable to a particular Master Fund are to be borne by each Master Fund on the basis of its relative net assets.

    The Advisor was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion. The Advisor controls Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia").


CONSULTING SERVICES--DFA INTERNATIONAL VALUE MASTER FUND AND EMERGING MARKETS
  MASTER FUND

    The Advisor has entered into a Consulting Services Agreement with DFAL and DFA Australia, respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to DFA International Value and Emerging Markets Series.

SHAREHOLDER SERVICES

    On behalf of each Portfolio, the Advisor enters into agreements with service agents to provide shareholder servicing, recordkeeping, account maintenance and other services to 401(k) plan shareholders and their plan participants. From the administration fee it receives from each Portfolio, the Advisor pays such service agents in an amount up to 0.25% of each Portfolio's average net assets.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


    In general, the policy of the U.S. Small XM Value Portfolio K, U.S. Small Cap Portfolio K and Emerging Markets Portfolio K is to distribute substantially all of their net investment income, together with any net realized capital gains, in December of each year. Dividends from net investment income of U.S. Large Company Portfolio K, U.S. Large Cap Value Portfolio K and DFA International Value Portfolio K are distributed quarterly (on a calendar basis), and any net realized capital gains are distributed annually after November 30. Net investment income, which is accrued daily, will be distributed monthly (except for January) by DFA One-Year Fixed Income Portfolio K, and quarterly by DFA Two-Year Global Fixed Income Portfolio K. Any net realized capital gains of the Fixed Income Portfolios will be distributed annually after the end of the fiscal year.


    Shareholders of each Portfolio will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date).

    Dividends and distributions paid to a 401(k) plan accumulate free of federal income taxes. In addition, the sale or redemption by a 401(k) plan of a Portfolio's shares will not be subject to federal income taxes.

    The DFA International Value Portfolio K and the Emerging Markets Portfolio K may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% in value of the total assets of the Emerging Markets Portfolio K is invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of these foreign taxes paid by the Portfolio. However, shareholders will be entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Code. The DFA International Value Portfolio K invests in a Master Fund that is taxable as a corporation and will not be permitted to pass through a credit or deduction for foreign withholding taxes that it pays.


    A Portfolio is required to withhold 30% of taxable dividends, capital gains distributions and redemption proceeds paid to shareholders who have not complied with IRS rules concerning taxpayer identification numbers. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.


    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.

              ELECTRONIC SHAREHOLDER INFORMATION AND TRANSACTIONS

    The Portfolios are sold only to 401(k) plans and other similar retirement plans. In order to keep costs to the Fund to a minimum, a 401(k) plan sponsor or its agent, when opening an account, must consent to the acceptance of all shareholder information about the Portfolios in which the 401(k) plan invests through e-mail and access to the Portfolios' website at www.dfafunds.com. The 401(k) plan sponsor or its agent will be notified when a prospectus amendment or annual or semi-annual report has been made available on the Portfolios' website. Confirmations and monthly statements will initially be delivered on paper but may, in the future, be delivered electronically.

    The Portfolios may choose to deliver paper versions of shareholder information in certain circumstances at no extra cost to the plan. Currently, the SEC requires an investor in the Portfolios be offered the opportunity to revoke its consent to receive shareholder information (including prospectuses and annual and semi-annual reports) electronically. In order to revoke a prior consent, a 401(k) plan sponsor may call the Fund collect at (310) 395-8005, or write to the Fund at Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. After consent is revoked, the Fund will send the 401(k) plan a set of paper documents at no charge. If the SEC allows shareholders who have revoked their consent to be charged for paper delivery of shareholder information, the Fund may notify 401(k) plan sponsors or their agents that the Fund will charge a plan that has revoked its consent a fee of up to $15 per year, per set of copies delivered, to cover the costs of printing, shipping and handling paper versions of shareholder information available on the Portfolios' website.

    The Portfolios' website address is www.dfafunds.com. The current prospectus and recent shareholder reports of the Portfolios will be readily available for viewing and printing on the website.

                               PURCHASE OF SHARES

PURCHASES THROUGH 401(k) PLANS

    Shares of the Portfolios are sold only to 401(k) plans and other similar retirement plans. Provided that shares of the Portfolios are available under an employer's 401(k) plan, shares may be purchased by following the procedures adopted by the respective employer and approved by Fund management for making investments. Investors who are considering an investment in the Portfolios should contact their employer for details. The Fund does not impose a minimum purchase requirement, but investors should determine whether their employer's plan imposes a minimum transaction requirement.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES


    If accepted by the Fund, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the corresponding Master Funds or otherwise represented in their portfolios as described in this prospectus or in exchange for local currencies in which such securities of the DFA International Value Series, Emerging Markets Series and DFA Two-Year Global Fixed Income Series are denominated. Securities and local currencies accepted by the Fund for exchange and Portfolio shares to be issued in exchange will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the DFA International Value K, Emerging Markets K or DFA Two-Year Global Fixed Income K Portfolios with local currencies should first contact the Advisor for wire instructions.


    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Master Fund in which the Portfolio invests and current market quotations are readily available for such securities;
(2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Master Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE


    The net asset value of each Portfolio and Master Fund is generally calculated on days that the NYSE is open for trading. The net asset value per share of each Portfolio and corresponding Master Fund is calculated after the close of the NYSE (normally, 1:00 p.m. PST) by dividing the total market value of the respective Portfolio's or Master Fund's investments and other assets, less any liabilities, by the total outstanding shares of the stock of the respective Portfolio or Master Fund. The value of the shares of each Portfolio will fluctuate in relation to the investment experience of the Master Fund in which such Portfolio invests. Securities held by the Master Funds which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, the Master Funds, except for the Fixed Income Master Funds, value such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities issued by open-end investment companies, such as the Master Funds, are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. To the extent that a Master Fund holds large numbers of securities, it is likely that it will have a larger number of securities that may be deemed illiquid and therefore must be valued pursuant to special procedures adopted by the Board of Trustees, than would a fund that holds a smaller number of securities. The U.S. Small Cap Series is more likely to hold illiquid securities than would a fund that invests in larger capitalization companies. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Master Funds may differ from quoted or published prices for the same securities. The net asset values per share of the DFA International Value Series, Emerging Markets Series and Two-Year Global Fixed Income Series are expressed in U.S. dollars by translating the net assets of each Master Fund using the mean between the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources. NOTE: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 1:00 p.m. PST.

    The value of the shares of the Fixed Income Master Funds will tend to fluctuate with interest rates because, among other factors, unlike money market funds, the Fixed Income Master Funds do not seek to stabilize the value of their respective shares by use of the "amortized cost" method of asset valuation. In addition, changes in the creditworthiness of an issuer may affect the value of its debt and thus, a Fixed Income Master Fund's net asset value. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded OTC and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities this ordinarily will be the OTC market. Securities held by the Fixed Income Master Funds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the current market value of such securities. Other assets and securities for which quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by those Master Funds that invest in such securities are determined as of such times for the purpose of computing the net asset values of the Master Funds and their corresponding Portfolios. If events which materially affect the value of the investments of a Master Fund occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the International Value Series and Emerging Markets Series own securities that are primarily listed on foreign exchanges which may trade on days when the Master Funds and Portfolios do not price their shares, the net asset values of the DFA International Value Portfolio and Emerging Markets Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

    Certain of the securities holdings of the Emerging Markets Series in Approved Markets may be subject to tax, investment and currency repatriation regulations of the Approved Markets that could have a material effect on the valuation of the securities. For example, the Emerging Markets Series might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). The Master Fund may also be subject to certain contractual arrangements with investment authorities in an Approved Market which require the Master Fund to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains. As a result, the valuation of particular securities at any one time may depend materially upon the assumptions that the Master Fund makes at that time concerning the anticipated holding period for the securities. Absent special circumstances as determined by the Board of Trustees of the Master Fund, it is presently intended that the valuation of such securities will be based upon the assumption that they will be held for at least the amount of time necessary to avoid higher tax rates or penalties and currency repatriation restrictions. However, the use of such valuation standards will not prevent the Master Fund from selling such securities in a shorter period of time if the Advisor considers the earlier sale to be a more prudent course of action. Revision in valuation of those securities will be made at the time of the transaction to reflect the actual sales proceeds inuring to the Master Fund.

    Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by a Master Fund is determined each day as of such close.

PUBLIC OFFERING PRICE


    Provided that PFPC Inc., the Fund's transfer agent, or the service agent designated under a 401(k) plan has received the investor's instructions in good order and the custodian has received the investor's payment, shares of the Portfolio selected will be priced at the public offering price, which is the net asset value calculated next after receipt of the investor's funds by the custodian. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

                               EXCHANGE OF SHARES

    Provided such transactions are permitted under an employer's 401(k) plan, plan participants may exchange shares of one Portfolio described in this prospectus for shares in one or more of the other Portfolios described in this prospectus by completing the necessary documentation as required by the service agent designated under the employer's plan and the Advisor. Please contact your employer or the service agent of your plan for further information.

                              REDEMPTION OF SHARES

401(k) PLAN PARTICIPANT REDEMPTION PROCEDURE

    A participant in a 401(k) plan who desires to redeem shares of a Portfolio must furnish a redemption request to the service agent designated under the 401(k) plan in the form required by such service agent. The service agent will adopt procedures approved by Fund management for transmitting redemption orders.

401(k) PLAN REDEMPTION PROCEDURE

    A 401(k) plan that desires to redeem shares of a Portfolio must furnish a redemption request to the Fund. Each Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a written request in good order by PFPC Inc. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including but not limited to: a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; and, if the Fund does not have on file the authorized signatures for the account, proof of authority and a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.

    A 401(k) plan redeeming shares for which certificates have not been issued, who have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a 401(k) plan may request overnight delivery of such check at the plan's own expense. If the proceeds are wired to the plan's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the plan's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

IN-KIND REDEMPTIONS

    When in the best interests of a Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The DFA International Value Portfolio K, Emerging Markets Portfolio K and DFA Two-Year Global Fixed Income Portfolio K reserve the right to redeem their shares in the currencies in which their corresponding Master Funds' investments are denominated. Investors may incur brokerage charges and other transaction costs selling securities and converting currencies which were received in payment of redemptions. Also, the value of the securities may be affected by currency exchange fluctuations.

                          THE MASTER-FEEDER STRUCTURE

    Other institutional investors, including other mutual funds, may invest in each Master Fund, and the expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolios. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in a Master Fund other than through a Portfolio.

    The aggregate amount of expenses for a Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Portfolio, will pay its proportionate share of the expenses of that Master Fund.

    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of a Portfolio, the Portfolio may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund corresponding to the U.S. Small Cap, DFA One-Year Fixed Income, DFA Two-Year Global Fixed Income, U.S. Small XM Value, U.S. Large Cap Value and DFA International Value Portfolios may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolios. Any net capital gains so realized will be distributed to such a Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                               SERVICE PROVIDERS


               INVESTMENT ADVISOR                                     CUSTODIAN

         DIMENSIONAL FUND ADVISORS INC.                          PFPC TRUST COMPANY
          1299 Ocean Avenue 11th Floor                          400 Bellevue Parkway
             Santa Monica, CA 90401                             Wilmington, DE 19809
             Tel. No. (310) 395-8005

    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS          ACCOUNTING SERVICES, DIVIDEND DISBURSING
           PRICEWATERHOUSECOOPERS LLP                            AND TRANSFER AGENT
           200 East Las Olas Boulevard                                PFPC INC.
                   Suite 1700                                   400 Bellevue Parkway
            Ft. Lauderdale, FL 33301                            Wilmington, DE 19809

                                           LEGAL COUNSEL
                                STRADLEY RONON STEVENS & YOUNG, LLP
                                     2600 One Commerce Square
                                    Philadelphia, PA 19103-7098

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and the Portfolios in the Fund's Statement of Additional Information ("SAI"). You can find more information about the Trust and the Master Funds in the Trust's Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Master Funds in their last fiscal year. The Portfolios are new so the Fund's reports do not yet include any information about them.

TO OBTAIN DOCUMENTS:

-  Access them on the Fund's web site at www.dfafunds.com.

- If you represent a 401(k) plan sponsor or other qualifying retirement plan, call collect at (310) 395-8005.

- Access them on the EDGAR database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington, D.C. (phone 1-800/SEC-0330).

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is available by calling the SEC at 1-202-942-8090.

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S


                                 MARCH 30, 2002


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------

Dimensional Investment Group Inc. is an investment company that offers a variety of investment portfolios. The Portfolio described in this Prospectus: - Has its own investment objective and policies, and is the equivalent of a separate mutual fund. - Is generally only available to institutional investors, retirement plans and clients of registered investment advisors. - Does not charge a sales commission or "load". - Is designed for long-term investors. - Requires a minimum initial purchase of $100 million.

                U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                         SECURITIES OR PASSED UPON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIO.......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVE, STRATEGY AND RISKS..................    1
  OTHER RISKS...............................................    1
  RISK AND RETURN BAR CHART AND TABLE.......................    2

FEES AND EXPENSES...........................................    3

ANNUAL FUND OPERATING EXPENSES..............................    3

EXAMPLE.....................................................    3

SECURITIES LENDING REVENUE..................................    4

HIGHLIGHTS..................................................    4

  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    4
  DIVIDEND POLICY...........................................    4
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    4
  INVESTMENT OBJECTIVE AND POLICIES.........................    4

STANDARD & POOR'S INFORMATION AND DISCLAIMERS...............    5

PORTFOLIO TRANSACTIONS......................................    5

SECURITIES LOANS............................................    6

MANAGEMENT OF THE PORTFOLIO.................................    6

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............    6

PURCHASE OF SHARES..........................................    8

  IN-KIND PURCHASES.........................................    8

VALUATION OF SHARES.........................................    9

  NET ASSET VALUE...........................................    9
  PUBLIC OFFERING PRICE.....................................    9

EXCHANGE OF SHARES..........................................    9

REDEMPTION OF SHARES........................................   10

  REDEMPTION PROCEDURE......................................   10
  REDEMPTION OF SMALL ACCOUNTS..............................   11
  IN-KIND REDEMPTIONS.......................................   11

THE FEEDER PORTFOLIO........................................   11

FINANCIAL HIGHLIGHTS........................................   13

SERVICE PROVIDERS...........................................   14

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIO
------------------

THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio"-- a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding fund, or "Master Fund," that in turn purchases stocks, and other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. While this structure is designed to reduce costs, it may not do so. As a result, the Portfolio might encounter operational or other complications.
[SIDEBAR]
The Master Fund buys securities directly. The Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.
[END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class selection (e.g. S&P 500-Registered Trademark- stocks), not stock picking. It places priority on limiting expenses, portfolio turnover and trading costs. The Portfolio buys a Master Fund that is an index fund. Its criteria for holding a stock is whether the stock is in the S&P 500 Index-Registered Trademark-.

NO MARKET TIMING OR STOCK PICKING: Because the Master Fund is an index fund, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities and the Master Fund that owns them, and, in turn, the Portfolio itself, to rise or fall. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you may lose money.

INVESTMENT OBJECTIVE, STRATEGY AND RISKS
---------------------------------------

INVESTMENT OBJECTIVE: Produce returns similar to those of the S&P 500 Index-Registered Trademark-.

INVESTMENT STRATEGY: Buy shares of a Master Fund that invests in the S&P 500 Index-Registered Trademark- stocks in about the same proportions as they are found in the S&P 500 Index-Registered Trademark-.
[SIDEBAR]
ABOUT THE S&P 500 INDEX: The Standard & Poor's 500 Composite Stock Price Index is market capitalization weighted. Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall.
[END SIDEBAR]

OTHER RISKS
-----------

SECURITIES LENDING:
----------------

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

RISK AND RETURN BAR CHART AND TABLE
------------------------------------


The Bar Chart and Table below illustrate the variability of the Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolio. The Bar Chart shows the changes in performance from year to year. The Table illustrates how annualized one year and since inception returns, both before and after taxes, compare with those of a broad measure of market performance. The after-tax returns presented for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the Table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A negative pre-tax total return translates into a higher after-tax return because this calculation assumes that an investor received a tax deduction for the loss incurred on the sale. Past performance (before and after taxes) is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. LARGE COMPANY
INSTITUTIONAL INDEX PORTFOLIO

TOTAL RETURNS(%)
      2000        -9.14
      2001        -12.06

JANUARY 2000-DECEMBER 2001
     HIGHEST QUARTER          LOWEST QUARTER
   10.60 (10/01-12/01)      -14.65 (7/01-9/01)


   PERIODS ENDING DECEMBER 31, 2001       ONE    SINCE 10/99
        ANNUALIZED RETURNS (%)            YEAR    INCEPTION
U.S. LARGE COMPANY
INSTITUTIONAL INDEX PORTFOLIO
Return Before Taxes                      -12.06       -3.72
Return After Taxes on Distributions      -12.46       -4.13
Return After Taxes on Distributions and
Sale of Portfolio Shares                  -7.34       -3.15
S&P 500 INDEX                            -11.88       -3.63

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None

                        ANNUAL FUND OPERATING EXPENSES*
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    The expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 2001.


Management Fee..............................................  0.075%
Other Expenses..............................................  0.085%
                                                              -----
TOTAL ANNUAL OPERATING EXPENSES.............................   0.16%
Fee Waiver..................................................   0.05%**
                                                              -----
NET EXPENSES................................................   0.11%***
                                                              =====


------------------------

* The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio.


** Pursuant to the Expense Waiver and Assumption Agreement for the U.S. Large Company Institutional Index Portfolio, the Advisor has agreed to waive its administration fee to the extent necessary to reduce the Portfolio's expenses to the extent that its total direct and indirect expenses (including the expenses the Portfolio bears as a shareholder of the Master
    Fund) exceed 0.10% of its average net assets on an annualized basis. At any time that the total direct and indirect expenses of the Portfolio are less than 0.10% of its average net assets on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously waived to the extent that such reimbursement will not cause the Portfolio's total direct and indirect expenses to exceed 0.10% of its average net assets on an annualized basis. The U.S. Large Company Institutional Index Portfolio is not obligated to reimburse the Advisor for fees waived by the Advisor more than thirty-six months prior to the date of such reimbursement. The Expense Waiver and Assumption Agreement will remain in effect for a period of one year from April 1, 2002 to April 1, 2003, and shall continue in effect from year to year thereafter unless terminated by Dimensional Investment Group Inc. or the Advisor.



*** Prior to the institution of the contractual waiver described above, the Portfolio was subject to a voluntary fee waiver arrangement in which the Advisor and other service providers to the Portfolio and Master Fund agreed to waive certain fees and to assume expenses of the Portfolio to the extent necessary to keep the cumulative expenses to not more than 0.10% of the average net assets of the Portfolio on an annualized basis. Under this prior arrangement, the actual "Net Expenses" of the Portfolio for the fiscal year ended November 30, 2001 were 0.10%.


                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR          3 YEARS         5 YEARS         10 YEARS
---------        --------        --------        ---------
   $11             $35             $62             $141



    The Example summarizes the aggregate estimated annual operating expenses before any waivers of both the Portfolio and Master Fund. The 1 year costs for the Portfolio reflect the "Net Expenses" for the Portfolio that result from the contractual fee waiver, while the 3, 5 and 10 year costs reflect the "Total Annual Operating Expenses" before any waivers.

                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 2001, the Master Fund received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):



                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
The U.S. Large Company Series...............................    $120,000        0.00%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and serves as investment advisor to the Master Fund. (See "MANAGEMENT OF THE PORTFOLIO.")

DIVIDEND POLICY

    The Portfolio distributes dividends from its net investment income quarterly and any realized net capital gains are distributed annually after November 30th. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business. The minimum initial purchase requirement for the Portfolio's shares is $100,000,000. There is no minimum purchase requirement for subsequent purchases. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

INVESTMENT OBJECTIVE AND POLICIES


    U.S. Large Company Institutional Index Portfolio seeks, as its investment objective, to approximate the investment performance of the S&P 500 Index-Registered Trademark-, in terms of its total investment return. The Portfolio invests all of its assets in The U.S. Large Company Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The Master Fund intends to invest in all of the stocks that comprise the S&P 500
Index-Registered Trademark- in approximately the same proportions as they are represented in the Index. The amount of each stock purchased for the Master Fund, therefore, will be based on the issuer's respective market capitalization. The S&P 500 Index-Registered Trademark- is comprised of a broad and diverse group of stocks most of which are traded on the New York Stock Exchange ("NYSE"). Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. Under normal market conditions, at least 95% of the Master Fund's assets will be invested in the stocks that comprise the S&P 500-Registered Trademark- Index. As a non-fundamental policy, under normal circumstances, The U.S. Large Company Series will invest at least 80% of its net assets in U.S. large company securities by investing in all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. If The U.S. Large Company Series changes this investment policy, U.S. Large Company Institutional Index Portfolio will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.

    The Master Fund may also acquire stock index futures contracts and options thereon in order to commit funds awaiting investment in stocks or maintain cash liquidity. To the extent that it invests in stock index futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase such futures contracts or options if as a result more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such contracts or options.

    Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500
Index-Registered Trademark-, including as a result of mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Master Fund's shares.

                 STANDARD & POOR'S INFORMATION AND DISCLAIMERS


    Neither the Portfolio nor the Master Fund is sponsored, endorsed, sold or promoted by Standard & Poor's Rating Group, a Division of The McGraw Hill Companies ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or the Master Fund or any member of the public regarding the advisability of investing in securities generally or in the Portfolio or the Master Fund particularly or the ability of the S&P 500 Index-Registered Trademark- to track general stock market performance. S&P's only relationship to the Portfolio or the Master Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500
Index-Registered Trademark- which is determined, composed and calculated by S&P without regard to the Portfolio or the Master Fund. S&P has no obligation to take the needs of the Portfolio, the Master Fund or their respective owners into consideration in determining, composing or calculating the S&P 500 Index-Registered Trademark-. S&P, is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the Master Fund or the issuance or sale of the Portfolio or the Master Fund or in the determination or calculation of the equation by which the Portfolio or the Master Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio or the Master Fund.


    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX-Registered Trademark- OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX-Registered Trademark- OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX-Registered Trademark- OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             PORTFOLIO TRANSACTIONS

    For both the Portfolio and the Master Fund, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held.

    Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgement, circumstances warrant their sale, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of the Portfolio and Master Fund.

                                SECURITIES LOANS

    The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIO

    The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees the Portfolio has incurred for the fiscal year ended November 30, 2001, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion.


    Dimensional Investment Group Inc. (the "Fund") and the Trust each bear all of its own costs and expenses, including: services of its independent certified public accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the costs of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses of the Fund or Trust allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio and the Master Fund on the basis of their relative net assets.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    In general, the Portfolio distributes substantially all net investment income quarterly (on a calendar basis) and any realized net capital gains are distributed annually after November 30th.

    Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date), unless upon written notice to the Advisor, the shareholder selects one of the following options:

       Income Option--to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

       Capital Gains Option--to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

       Cash Option--to receive both income dividends and capital gains distributions in cash.

    Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Master Fund from domestic (U.S.) sources.

    For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

    Dividends which are declared in November or December to shareholders of record but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders who are subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from the Portfolio and on gains arising on redemption or exchange of Portfolio shares. Non-U.S. shareholders may be subject to U.S. witholding and estate tax.


    The Portfolio is required to withhold 30% of taxable dividends, capital gains distributions, and redemption proceeds paid to shareholders who have not complied with IRS regulations concerning taxpayer identification numbers. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.


    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.

                               PURCHASE OF SHARES

    Investors may purchase shares of the Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment. All investments are subject to approval of the Advisor, and all investors must complete and submit an Account Registration Form.

    The minimum initial purchase requirement for the Portfolio's shares is $100,000,000. Once the minimum purchase requirement is satisfied, further investments in the Portfolio are not subject to any minimum purchase requirement. The Fund reserves the right to reduce or waive the minimum investment requirement, to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.

    Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by first calling the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment, then requesting the bank to transmit immediately available funds (Federal Funds) by wire to the custodian, for the account of Dimensional Investment Group Inc. (U.S. Large Company Institutional Index Portfolio). Additional investments also may be made through the wire procedure by first notifying the Advisor. Investors who wish to purchase shares by check should send their check to Dimensional Investment Group Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

    Shares may also be purchased and sold by individuals through securities firms which may charge a service fee or commission for such transactions. No such fee or commission is charged on shares which are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES

    If accepted by the Fund, shares of the Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Master Fund or otherwise represented in its portfolio as described in this prospectus. Securities accepted by the Fund for exchange and shares of the Portfolio to be issued in the exchange will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer.

    The Fund will not accept securities in exchange for shares of the Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Master Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Master Fund under the Securities Act of 1933 or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE


    The net asset values per share of the Portfolio and Master Fund are generally calculated on days that the NYSE is open for trading. The net asset values per share of the Portfolio and the Master Fund are calculated after the close of the NYSE (normally, 1:00 p.m. PST) by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The net asset values will not be calculated on days the NYSE is closed, including national holidays. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Master Fund may differ from quoted or published prices for the same securities. NOTE: The time at which transactions and shares are prices may be changed in case of an emergency or if the NYSE closes at a time other than 1:00 p.m. PST.


PUBLIC OFFERING PRICE


    Provided that the Advisor or transfer agent has received the investor's Account Registration form in good order and the custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the investor's funds by the custodian. "Good order" with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration form and any additional supporting legal documentation required by the Advisor have been received in legible form and (2) the Advisor has been notified of the purchase by telephone and, if the Advisor so requests, also in writing, no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST) on the day of the purchase. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.


                               EXCHANGE OF SHARES

    Investors may exchange shares of the Portfolio for those of another portfolio in the Fund or a portfolio of DFA Investment Dimensions Group Inc., an open-end, management investment company ("DFAIDG"). Investors should first contact the Advisor at (310) 395-8005 to notify the Advisor of the proposed exchange and then complete an Exchange Form and mail it to:

                       Dimensional Investment Group Inc.
                            Attn: Client Operations
                         1299 Ocean Avenue, 11th Floor
                             Santa Monica, CA 90401

    The minimum amount for an exchange into a portfolio of DFAIDG is $100,000. Exchanges are accepted only into those portfolios of DFAIDG that are eligible for the exchange privilege of DFAIDG.

Investors may contact the Advisor at the above-listed phone number for a list of those portfolios of DFAIDG that accept exchanges.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund or DFAIDG, any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolio and of the portfolio of the Fund or DFAIDG involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.


    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an "eligible guarantor institution." Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the Fund or DFAIDG may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.


    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, waive the minimum amount requirement, limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Investors who desire to redeem shares of the Portfolio must first contact the Advisor at (310) 395-8005. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a written request for redemption in good order by the Portfolio's transfer agent. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including but not limited to: the stock certificate(s), if issued; a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents.

    Redeeming shareholders who have authorized redemption payment by wire on an authorization form filed with the Fund, may request that redemption proceeds be paid in federal funds wired to the bank they have designated on the authorization form. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after notification to shareholders. No charge is made by the Fund for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for further investments. (See "PURCHASE OF SHARES.")

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less because of redemptions by the shareholder. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

    When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Such distributions will be made in accordance with the federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                              THE FEEDER PORTFOLIO

    Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.

    The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

    The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund and, through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.


    If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's annual financial statements, are included in the Fund's annual report which is available upon request.


                       DIMENSIONAL INVESTMENT GROUP INC.

                U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                YEAR           YEAR         SEPT. 23
                                                                ENDED          ENDED           TO
                                                              NOV. 30,       NOV. 30,       NOV. 30,
                                                                2001           2000           1999
                                                              ---------      ---------      ---------
Net Asset Value, Beginning of Period........................  $  10.31       $  10.87        $ 10.00
                                                              --------       --------        -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)................................      0.11           0.11           0.02
Net Gains (Losses) on Securities (Realized and
  Unrealized)...............................................     (1.37)         (0.57)          0.85
                                                              --------       --------        -------
Total from Investment Operations............................     (1.26)         (0.46)          0.87
                                                              --------       --------        -------
LESS DISTRIBUTIONS
Net Investment Income.......................................     (0.11)         (0.10)            --
Net Realized Gains..........................................        --             --             --
                                                              --------       --------        -------
Total Distributions.........................................     (0.11)         (0.10)            --
                                                              --------       --------        -------
Net Asset Value, End of Period..............................  $   8.94       $  10.31        $ 10.87
                                                              ========       ========        =======
Total Return                                                    (12.31)%        (4.28)%         8.70%#

Net Assets, End of Period (thousands).......................  $219,629       $174,078        $55,887
Ratio of Expenses to Average Net Assets (1).................      0.10%          0.10%          0.10%*
Ratio of Expenses to Average Net Assets (excluding waivers
  and assumption of expenses) (1)...........................      0.16%          0.17%          0.35%*
Ratio of Net Investment Income to Average Net Assets........      1.22%          1.07%          1.20%*
Ratio of Net Investment Income to Average Net Assets
  (excluding waivers and assumption of expenses)............      1.16%          1.00%          0.95%*
Portfolio Turnover Rate.....................................       N/A            N/A            N/A
Portfolio Turnover Rate of Master Fund Series...............         8%             8%             4%(a)


------------------------

*   Annualized

#   Non-Annualized

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of the Master Fund Series.

(a)  For the year ended November 30, 1999

N/A Refer to the respective Master Fund Series.

                               SERVICE PROVIDERS


               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

                   CUSTODIAN                                      LEGAL COUNSEL
               PFPC TRUST COMPANY                      STRADLEY RONON STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098



                             INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                    PRICEWATERHOUSECOOPERS LLP
                                   200 East Las Olas Boulevard
                                            Suite 1700
                                     Ft. Lauderdale, FL 33301

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

REQUEST FREE COPIES FROM:

- Your plan administrator--if you are a participant in a 401(k) plan offering the Portfolio.

- Your account service provider--if you are a client or member of an institution offering the Portfolio.

- The Fund--if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395-8005.

-  Access current prospectuses on our web site at http://www.dfafunds.com.

- Access them on the EDGAR Database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330)

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is available by calling the SEC at 1-202-942-8090.

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                        DIMENSIONAL INVESTMENT GROUP INC.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                   AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO
               AAM/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO
  AAM/DFA TWO-YEAR FIXED INCOME PORTFOLIO (FORMERLY, AAM/DFA TWO-YEAR CORPORATE
                             FIXED INCOME PORTFOLIO)
                      AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 30, 2002

     This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of AAM/DFA U.S. High Book to Market Portfolio, AAM/DFA International High Book to Market Portfolio, AAM/DFA Two-Year Fixed Income Portfolio and AAM/DFA Two-Year Government Portfolio (individually, a "Portfolio" and collectively, the "Portfolios"), dated March 30, 2002, as amended from time to time. AAM/DFA International High Book to Market Portfolio is a series of DFA Investment Dimensions Group Inc. ("DFAIDG"), an open-end management investment company. The other three Portfolios are series of Dimensional Investment Group Inc. ("DIG"), an open-end management investment company. DFAIDG and DIG are called the "Funds" in this SAI.

     The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Funds' annual report to shareholders. The prospectus and annual report can be obtained by writing to the above address or by calling the above telephone number.

                                TABLE OF CONTENTS

                                                                           PAGE

PORTFOLIO CHARACTERISTICS AND POLICIES                                        3

BROKERAGE TRANSACTIONS                                                        3

INVESTMENT LIMITATIONS                                                        4

FUTURES CONTRACTS                                                             6

CASH MANAGEMENT PRACTICES                                                     7

CONVERTIBLE DEBENTURES                                                        7

DIRECTORS AND OFFICERS                                                        8

SERVICES TO THE FUNDS                                                        13

ADVISORY FEES                                                                14

GENERAL INFORMATION                                                          15

CODES OF ETHICS                                                              15

SHAREHOLDER RIGHTS                                                           16

PRINCIPAL HOLDERS OF SECURITIES                                              16

PURCHASE OF SHARES                                                           17

REDEMPTION OF SHARES                                                         17

TAXATION OF THE PORTFOLIOS                                                   18

CALCULATION OF PERFORMANCE DATA                                              20

FINANCIAL STATEMENTS                                                         21

                     PORTFOLIO CHARACTERISTICS AND POLICIES

     The AAM/DFA U.S. High Book to Market Portfolio invests all of its assets in the DFA U.S. Large Cap Value Series (the "U.S. Large Cap Value Series") of The DFA Investment Trust Company (the "Trust"). The AAM/DFA International High Book to Market Portfolio invests all of its assets in the DFA International Value Series (the "International Value Series") of the Trust. The AAM/DFA U.S. High Book to Market and the AAM/DFA International High Book to Market Portfolios are called "Feeder Portfolios" in this SAI. The U.S. Large Cap Value and the International Value Series are called "Master Funds" in this SAI.

     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and to each Master Fund and provides administrative services to the Feeder Portfolios.

     The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to all of the Portfolios and Master Funds, including the Feeder Portfolios, through their investment in the Master Funds. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

     Each of the Portfolios and the Master Funds are diversified under the federal securities laws and regulations.

     Because the structures of the Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that a Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Funds and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that the Master Funds will include as much as 5% of the voting securities of any issuer.

                             BROKERAGE TRANSACTIONS

     The AAM/DFA Two-Year Fixed Income Portfolio and the AAM/DFA Two-Year Government Portfolio (collectively, the "Fixed Income Portfolios") acquire and sell securities on a net basis with dealers which are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making and credit analysis ability. When executing portfolio transactions for the Fixed Income Portfolios, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Portfolios effect transactions.

     Portfolio transactions will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Fixed Income Portfolios, if any, and the Master Funds to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Fixed Income Portfolios, if any, and the Master Funds to brokers to ascertain that such rates are competitive with those charged by other brokers for similar services. For the fiscal years ended November 30, 2001, 2000, and 1999: the U.S. Large Cap Value Series paid brokerage commissions of $589,100, $1,878,270, and $2,492,821, respectively; and the International Value Series paid brokerage commissions of $386,725, $376,232, and $480,344, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Funds from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Funds.

     Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Advisory Agreement for the Fixed Income Portfolios and the Investment Management Agreement for the Master Funds permit the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to assets under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the applicable Portfolio or Master Fund. Subject to obtaining best price and execution, transactions may be placed with brokers which have assisted in the sale of the Portfolios' shares. During the fiscal year ended November 30, 2001, the U.S. Large Cap Value Series paid $133,985 in commissions (on securities transactions totaling $85,987,146 in value) and the International Value Series paid $62,081 (on securities transactions totaling $52,976,461 in value) to brokers which provided them with market price monitoring services, market studies and research services.

     The over-the-counter market ("OTC") companies eligible for purchase by the Master Funds may be thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect OTC trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, electronic communications networks ("ECNs") and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

     The Advisor places buy and sell orders on ECNs, when the Advisor determines that the securities may not be available from other sources at a more favorable price. ECNs, such as Instinet, are electronic information and communication networks whose subscribers include most market makers as well as many institutions. Such ECNs charge a commission for each trade executed on their systems. On any given trade, a Master Fund, by trading through an ECN, could pay a spread to a dealer on the other side of the trade plus a commission to the ECN. However, placing a buy (or sell) order on an ECN communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that a Master Fund can effect transactions at the best available prices.

     The Feeder Portfolios will not incur any brokerage or other costs in connection with their purchase or redemption of shares of the Master Funds, except if a Portfolio receives securities or currencies from a Master Fund to satisfy the Portfolio's redemption request.

                             INVESTMENT LIMITATIONS

     Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of each Master Fund are the same as those of the corresponding Feeder Portfolio.

     The Portfolios will not:

               (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

               (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

               (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

               (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

               (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

               (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

               (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

               (8) engage in the business of underwriting securities issued by others;

               (9) invest for the purpose of exercising control over management of any company;

               (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

               (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

               (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry, except the AAM/DFA Two-Year Fixed Income Portfolio shall invest more than 25% of its total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under "Investments in the Banking Industry" and as otherwise described under "Portfolio Strategy;"

               (13) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

               (14) purchase warrants, except that the AAM/DFA U.S. High Book to Market Portfolio and the AAM/DFA International High Book to Market Portfolio may acquire warrants as a result of corporate actions involving their holdings of equity securities;

               (15) purchase securities on margin or sell short;

               (16) acquire more than 10% of the voting securities of any issuer, provided that this limitation applies only to 75% of the assets of the AAM/DFA U.S. High Book to Market Portfolio; or

               (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted under the 1940 Act.

         The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit the Feeder Portfolios from investing all or substantially all of their assets in the shares of another registered open-end investment company, such as the Master Funds.

     The investment limitations described in (1) and (15) above do not prohibit a Portfolio that may purchase or sell financial futures contracts and options thereon from making margin deposits to the extent permitted under applicable regulations.

     Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Feeder Portfolios will only hold shares of the Master Funds, such Portfolios do not intend to lend those shares.

     The AAM/DFA Two-Year Fixed Income Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the "1933 Act"), subject to the requirements regarding credit ratings stated in the prospectus under "Description of Investments." Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities. Although not a fundamental policy subject to shareholder approval, the Portfolios (directly or indirectly through their investment in the Master Funds) do not intend to invest more than 15% of their net assets in illiquid securities.

     The International Value Series may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While the Portfolios and the Master Funds have retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.

     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolios and Master Funds own, and does not include assets which the Portfolios and Master Funds do not own but over which they have effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by such Portfolio or Master Fund for its securities lending transactions.

     Unless otherwise indicated, all limitations applicable to the investments of the Portfolios and Master Funds apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of a Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Fund's total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or closeout the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                                FUTURES CONTRACTS

     Please note that while the following discussion relates to the policies of a Portfolio with respect to futures contracts, it should be understood that with respect to a Feeder Portfolio, the discussion applies to the Master Fund in which such Portfolio invests all of its assets.

     The Portfolios and the Master Funds may enter into futures contracts and options on futures contracts only for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Portfolio or Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to a Portfolio or Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios and the Master Funds expect to earn income on their margin deposits. To the extent that a Portfolio or Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Portfolio or Master Fund will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Portfolio's or Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "Commission"), the Portfolios or Master Funds may be required to maintain segregated accounts consisting of liquid assets, such as cash or liquid securities (or, as permitted under applicable regulation, enter into offsetting positions) in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Portfolio or Master Fund would continue to be required to make variation margin deposits. In such circumstances, if a Portfolio or Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                            CASH MANAGEMENT PRACTICES

     All Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.

     All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the U.S. Large Cap Value Series may invest a portion of its assets, normally not more than 20%, in high quality, highly liquid fixed income securities such as money market instruments. The International Value Series may invest a portion of its assets, normally not more than 20%, in interest bearing obligations such as money market interests. The 20% guidelines set forth above are not absolute limitations but the Master Funds do not expect to exceed these guidelines under normal circumstances.

                             CONVERTIBLE DEBENTURES

     The International Value Series may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies located in the countries where it is permitted to invest. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the International Value Series may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objective and policies.

                             DIRECTORS AND OFFICERS

DIRECTORS

     The Board of Directors of each Fund is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Directors of each Fund, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Feeder Portfolios and the Master Funds.

     Each Board has an Audit Committee comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee for each Board oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and other oversight functions as requested by the Board. The Audit Committee for each Board also acts as a liaison between the Fund's independent certified public accountants and the full Board. There were two Audit Committee meetings for each Fund held during the fiscal year ended November 30, 2001.

     Certain biographical information for each disinterested Director and each interested Director of the Funds is set forth in the tables below, including a description of each Director's experience as a Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

DISINTERESTED DIRECTORS


                                                                                        PORTFOLIOS WITHIN
                                                                                           THE DFA FUND      OTHER DIRECTORSHIPS OF
 NAME, AGE AND                   TERM OF OFFICE(1) AND  PRINCIPAL OCCUPATION DURING         COMPLEX (2)           PUBLIC COMPANIES
    ADDRESS           POSITION     LENGTH OF SERVICE          PAST 5 YEARS                   OVERSEEN                  HELD
 -------------        --------   ---------------------  ---------------------------      -----------------   ----------------------
George M.             Director    DFAIDG-since 1983    Leo Melamed Professor of         87 portfolios in 4
Constantinides                      DIG-since 1993     Finance, Graduate School of      investment
1101 E. 58th Street                                    Business, University of          companies
Chicago, IL 60637                                      Chicago.
Date of Birth:
9/22/47

John P. Gould         Director    DFAIDG -since 1986   Steven G. Rothmeier              87 portfolios in      Trustee, Harbor Fund
1101 E. 58th Street                 DIG-since 1993     Distinguished Service            4 investment          (registered investment
Chicago, IL 60637                                      Professor of Economics,          companies             company) (13
Date of Birth:                                         Graduate School of Business,                           Portfolios).
1/19/39                                                University of Chicago.
                                                       Principal and Executive Vice
                                                       President, Lexecon Inc.
                                                       (economics, law, strategy and
                                                       finance consulting).
                                                       Formerly, President, Cardean
                                                       University (division of
                                                       UNext.com). Member of the
                                                       Boards of Milwaukee Mutual
                                                       Insurance Company and
                                                       UNext.com. Formerly, Trustee,
                                                       First Prairie Funds
                                                       (registered investment
                                                       company).

                                                                                        PORTFOLIOS WITHIN
                                                                                           THE DFA FUND       OTHER DIRECTORSHIPS OF
 NAME, AGE AND                   TERM OF OFFICE(1) AND  PRINCIPAL OCCUPATION DURING         COMPLEX (2)           PUBLIC COMPANIES
    ADDRESS           POSITION     LENGTH OF SERVICE          PAST 5 YEARS                   OVERSEEN                  HELD
 -------------        --------   --------------------  ---------------------------      -----------------     ----------------------
Roger G. Ibbotson     Director    DFAIDG-since 1981    Professor in Practice of         87 portfolios in
Yale School of                      DIG-since 1993     Finance, Yale School of          4 investment
Management                                             Management. Director, BIRR       companies
P.O. Box 208200                                        Portfolio Analysis, Inc.
New Haven, CT                                          (software products).
06520-8200                                             Chairman, Ibbotson Associates,
Date of Birth:                                         Inc., Chicago, IL (software,
5/27/43                                                data, publishing and
                                                       consulting). Partner, Zebra
                                                       Capital Management, LLC (hedge
                                                       fund manager). Formerly,
                                                       Director, Hospital Fund, Inc.
                                                       (investment management
                                                       services).

Myron S. Scholes      Director    DFAIDG -since 1981   Frank E. Buck Professor          87 portfolios in      Director, American
Oak Hill Capital                    DIG-since 1993     Emeritus of Finance, Stanford    4 investment          Century Fund Complex
Management, Inc.                                       University.  Partner, Oak Hill   companies             (registered investment
2775 Sand Hill Rd.                                     Capital Management. Chairman,                          companies) (38
Suite 220                                              Oak Hill Platinum Partners.                            Portfolios).
Menlo Park, CA                                         Director, Financial Engines.
94025                                                  Director, Chicago Mercantile
Date of Birth:                                         Exchange. Consultant, Arbor
7/01/41                                                Investors. Formerly,
                                                       Director, Smith Breeden Family
                                                       of Funds and Partner,
                                                       Long-Term Capital Management.

Abbie J. Smith        Director    DFAIDG -since 2000   Marvin Bower Fellow, Harvard     87 portfolios in      Director, HON
425 Morgan Hall                     DIG-since 2000     Business School (9/01 to         4 investment          Industries Inc.
Soldiers Field,                                        8/02). Boris and Irene Stern     companies             (office furniture).
Boston, MA 02163                                       Professor of Accounting,
Date of Birth:                                         Graduate School of Business,
4/30/53                                                University of Chicago.


INTERESTED DIRECTORS

     The following Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the 1940 Act, due to their positions with the Advisor.


                                                                                        PORTFOLIOS WITHIN
                                                                                           THE DFA FUND      OTHER DIRECTORSHIPS OF
 NAME, AGE AND                    TERM OF OFFICE(1) AND  PRINCIPAL OCCUPATION DURING         COMPLEX (2)          PUBLIC COMPANIES
    ADDRESS           POSITION     LENGTH OF SERVICE           PAST 5 YEARS                   OVERSEEN                 HELD
 -------------        --------    -------------------   ---------------------------      -----------------    ----------------------
David G. Booth        Director,   DFAIDG-since 1981     President, Chairman-Chief        87 portfolios in     Director, Assante
1299 Ocean Avenue     President     DIG-since 1992      Executive Officer and Director   4 investment         Corporation (invest-
Santa Monica, CA      and                               of the following companies:      companies            ment management).
90401                 Chairman -                        Dimensional Fund Advisors Inc.,
Date of Birth:        Chief                             DFA Securities Inc., DFA
12/02/46              Executive                         Australia Limited and
                      Officer                           Dimensional Emerging Markets
                                                        Value Fund Inc. Trustee,
                                                        President and Chairman-Chief
                                                        Executive Officer of The DFA
                                                        Investment Trust Company.
                                                        President, Dimensional Fund
                                                        Advisors Ltd. Director,
                                                        Dimensional Funds PLC. Limited
                                                        Partner, Oak Hill Partners.
                                                        Formerly, Director, SA Funds
                                                        (registered investment
                                                        company).

                                                                                        PORTFOLIOS WITHIN
                                                                                           THE DFA FUND      OTHER DIRECTORSHIPS OF
 NAME, AGE AND                    TERM OF OFFICE(1) AND PRINCIPAL OCCUPATION DURING         COMPLEX (2)          PUBLIC COMPANIES
    ADDRESS           POSITION     LENGTH OF SERVICE          PAST 5 YEARS                   OVERSEEN                 HELD
 -------------        --------    -------------------   ---------------------------      -----------------    ----------------------

Rex A. Sinquefield*   Director,   DFAIDG-since 1981     Chairman-Chief Investment        87 portfolios in
1299 Ocean Avenue     Chairman-    DIG-since 1992       Officer and Director,            4 investment
Santa Monica, CA      Chief                             Dimensional Fund Advisors Inc.,  companies
90401                 Investment                        DFA Securities Inc. and
Date of Birth:        Officer                           Dimensional Emerging Markets
9/07/44                                                 Value Fund Inc. Trustee,
                                                        Chairman-Chief Investment
                                                        Officer, The DFA Investment
                                                        Trust Company. Chairman and
                                                        Director, Dimensional Fund
                                                        Advisors Ltd., and Director and
                                                        Chief Investment Officer, DFA
                                                        Australia Ltd. Director,
                                                        Dimensional Funds PLC. Trustee
                                                        St. Louis University. Life
                                                        Trustee and Member of Investment
                                                        Committee, DePaul University.
                                                        Director, The German St. Vincent
                                                        Orphan Home. Member of
                                                        Investment Committee,
                                                        Archdiocese of St. Louis.


(1) Each Director holds office for an indefinite term until his or her successor is elected and qualified.

(2) Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: the Funds; The DFA Investment Trust Company; and Dimensional Emerging Markets Value Fund Inc.

* Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Information relating to each Director's ownership (including the ownership of his or her immediate family) in each Portfolio of the Funds in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2001 is set forth in the chart below.


                                                                            AGGREGATE DOLLAR RANGE OF SHARES
                                                                         OWNED IN ALL FUNDS OVERSEEN BY DIRECTOR
       NAME                      DOLLAR RANGE OF FUND SHARES OWNED          IN FAMILY OF INVESTMENT COMPANIES
       ----                      ---------------------------------       ---------------------------------------
DISINTERESTED DIRECTORS:
George M. Constantinides                       None                                    None
John P. Gould                                  None                                    None
Roger G. Ibbotson                              None                                    None
Myron S. Scholes                               None                               $10,001-50,000
Abbie J. Smith                                 None                                    None

INTERESTED DIRECTORS:
David G. Booth                                 None                               Over $100,000
Rex A. Sinquefield                             None                               Over $100,000


     Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from each Fund during the fiscal year ended November 30, 2001 and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

                                 AGGREGATE         AGGREGATE          TOTAL COMPENSATION
                                COMPENSATION     COMPENSATION              FROM FUNDS
   DIRECTOR                     FROM DFAIDG        FROM DIG         AND DFA FUND COMPLEX(+)
   --------                     ------------     ------------       -----------------------
   George M. Constantinides       $22,912           $3,515                 $52,500
   John P. Gould                  $22,254           $3,415                 $51,000
   Roger G. Ibbotson              $22,912           $3,515                 $52,500
   Myron S. Scholes               $22,254           $3,415                 $51,000
   Abbie J. Smith                 $22,912           $3,515                 $52,500


     (+)The term DFA Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.

OFFICERS

     Below is the name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds. Each of the officers listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, Dimensional Fund Advisors Ltd., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Emerging Markets Value Fund Inc. (collectively, the "DFA Entities").


                                                      TERM OF
                                                     OFFICE(1)
                                                       AND
                                                      LENGTH
NAME, AGE AND ADDRESS            POSITION            OF SERVICE   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------            --------            ----------   ----------------------------------------
Arthur H.F. Barlow           Vice President          Since        Vice President of all the DFA Entities.
Santa Monica, CA                                     1993
Date of Birth: 11/07/55

Valerie A. Brown             Vice President and      Since        Vice President and Assistant Secretary of all
Santa Monica, CA             Assistant Secretary     2001         the DFA Entities. Prior to April 2001, legal
                                                                  counsel for DFA (since March 2000).  Associate,
                                                                  Jones, Day, Reavis & Pogue from October 1991 to
                                                                  February 2000.

Truman A. Clark              Vice President          Since        Vice President of all the DFA Entities, except
Santa Monica, CA                                     1996         Dimensional Fund Advisors Ltd.
Date of Birth: 4/08/41

James L. Davis               Vice President          Since        Vice President of all the DFA Entities, except
Santa Monica, CA                                     1999         Dimensional Fund Advisors Ltd.  Formerly at
Date of Birth: 11/29/56                                           Kansas State University, Arthur Anderson & Co.,
                                                                  Phillips Petroleum Co.

Robert T. Deere              Vice President          Since        Vice President of all the DFA Entities.
Santa Monica, CA                                     1994
Date of Birth: 10/08/57

Robert W. Dintzner           Vice President          Since        Vice President of all the DFA Entities, except
Santa Monica, CA                                     2001         Dimensional Fund Advisors Ltd.  Prior to April
Date of Birth: 3/18/70                                            2001, marketing supervisor and marketing
                                                                  coordinator for DFA.

Richard A. Eustice           Vice President and      Since        Vice President and Assistant Secretary
Santa Monica, CA             Assistant Secretary     1998         of all the DFA Entities, except Dimensional
Date of Birth: 8/05/65                                            Fund Advisors Ltd.

Eugene F. Fama, Jr.          Vice President          Since        Vice President of all the DFA Entities, except
Santa Monica, CA                                     1993         Dimensional Fund Advisors Ltd.
Date of Birth: 1/21/61

Robert M. Fezekas            Vice President          Since        Vice President of all the DFA Entities, except
Santa Monica, CA                                     2001         Dimensional Fund Advisors Ltd. and DFA
Date of Birth: 10/28/70                                           Australia Limited.  Prior to December 2001,
                                                                  Portfolio Manager.

Glenn S. Freed               Vice President          Since        Vice President of all the DFA Entities, except
Santa Monica, CA                                     2001         Dimensional Fund Advisors Ltd. and DFA
Date of Birth: 11/24/61                                           Australia Limited.  Formerly, Professor and
                                                                  Associate Dean of the Leventhal School of
                                                                  Accounting (September 1998 to August 2001) and
                                                                  Academic Director Master of Business Taxation
                                                                  Program (June 1996 to August 2001) at the
                                                                  University of Southern California Marshall
                                                                  School of Business.

                                                      TERM OF
                                                     OFFICE(1)
                                                       AND
                                                      LENGTH
NAME, AGE AND ADDRESS            POSITION            OF SERVICE   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------            --------            ----------   ----------------------------------------
Henry F. Gray                Vice President          Since        Vice President of all the DFA Entities, except
Santa Monica, CA                                     2000         Dimensional Fund Advisors Ltd.  Prior to July
Date of Birth: 9/22/67                                            2000, portfolio manager.

Kamyab Hashemi-Nejad         Vice President,         Since        Vice President, Controller and Assistant
Santa Monica, CA             Controller and          1997         Treasurer, of all the DFA Entities.
Date of Birth: 1/22/61       Assistant Treasurer

Stephen P. Manus             Vice President          Since        Vice President of all the DFA Entities, except
Santa Monica, CA                                     1997         Dimensional Fund Advisors Ltd.
Date of Birth: 12/26/50


Karen E. McGinley            Vice President          Since        Vice President of all the DFA Entities.
Santa Monica, CA                                     1997
Date of Birth: 3/10/66

Catherine L. Newell          Vice President and      Since        Vice President and Secretary of all the DFA
Santa Monica, CA             Secretary               2000         Entities, except DFA Australia Limited for
Date of Birth: 5/07/64                                            which she is Vice President and Assistant
                                                                  Secretary.  Director, Dimensional Funds PLC.
                                                                  Vice President and Assistant Secretary of all
                                                                  DFA Entities (1997-2000).

David A. Plecha              Vice President          Since        Vice President of all the DFA Entities.
Santa Monica, CA                                     1993
Date of Birth: 10/26/61

Andrew E. Rasmusen           Vice President          Since        Vice President of all the DFA Entities except
Santa Monica, CA                                     2001         Dimensional Fund Advisors Ltd.  Prior to April
Date of Birth: 1/26/62                                            2001, investment management, client service
                                                                  manager for DFA (since October 2000).
                                                                  Investment manager researcher and consultant
                                                                  for InvestorForce, Inc. from October 1999 to
                                                                  October 2000 and for William M. Mercer
                                                                  Investment Consulting, Inc. from April 1996 to
                                                                  October 1999.

George L. Sands              Vice President          Since        Vice President of all the DFA Entities.
Santa Monica, CA                                     1993
Date of Birth: 2/08/56

Michael T. Scardina          Vice President,         Since        Vice President, Chief Financial Officer and
Santa Monica, CA             Chief Financial         1993         Treasurer of all the DFA Entities.  Director,
Date of Birth: 10/12/55      Officer and                          Dimensional Funds PLC.
                             Treasurer

David E. Schneider           Vice President          Since        Vice President of all the DFA Entities, except
Santa Monica, CA                                     2001         Dimensional Fund Advisors Ltd. and DFA
Date of Birth: 1/26/46                                            Australia Limited.  Prior to 2001 and
                                                                  currently, Regional Director of Dimensional
                                                                  Fund Advisors Inc.

John C. Siciliano            Vice President          Since        Vice President of all the DFA Entities.
Santa Monica, CA                                     2001         Director, Dimensional Funds PLC.  Managing
Date of Birth: 8/24/54                                            Principal, Payden & Rygel Investment Counsel
                                                                  from April 1998 through December 2000 and
                                                                  Co-Head, North American Corporate Finance for
                                                                  Dresdner Kleinwort Benson N.A. from October
                                                                  1995 to April 1998.

Jeanne C. Sinquefield,       Executive Vice          Since        Executive Vice President of all the DFA
Ph.D.*                       President               1988         Entities.
Santa Monica, CA
Date of Birth: 12/02/46

Carl G. Snyder               Vice President          Since        Vice President of all the DFA Entities, except
Santa Monica, CA                                     2000         Dimensional Fund Advisors Ltd.  Prior to July
Date of Birth: 6/08/63                                            2000, portfolio manager.

Weston J. Wellington         Vice President          Since        Vice President of all the DFA Entities, except
Santa Monica, CA                                     1997         Dimensional Fund Advisors Ltd.
Date of Birth: 3/01/51

Daniel M. Wheeler            Vice President          Since        Vice President of all the DFA Entities, except
Santa Monica, CA                                     2001         Dimensional Fund Advisors Ltd. and DFA
Date of Birth: 3/03/45                                            Australia Limited.  Prior to 2001 and
                                                                  currently, Director of Financial Advisors
                                                                  Services of Dimensional Fund Advisors Inc.



(1) Each officer holds office for an indefinite term at the pleasure of the Boards of Directors and until his or her successor is elected and qualified.

* Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of the Fund's outstanding stock.

                              SERVICES TO THE FUNDS

ADMINISTRATIVE SERVICES - THE FEEDER PORTFOLIOS

     The Funds have entered into administration agreements with the Advisor, on behalf of each Feeder Portfolio. Pursuant to each administration agreement, the Advisor performs various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to a Fund for the benefit of a Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Fund, and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. For its administrative services, each Feeder Portfolio pays the Advisor a monthly fee, which on an annual basis, equals .01% of the average daily net assets of each Portfolio. For the fiscal year ended November 30, 2001, 2000 and 1999, the Advisor was paid administrative fees of $11,000, $15,000 and $13,000, respectively, by AAM/DFA U.S. High Book to Market Portfolio, and $18,000, $23,000 and $27,000, respectively, by AAM/DFA International High Book to Market Portfolio.

ADMINISTRATIVE SERVICES - ALL PORTFOLIOS

     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolios and Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Boards of Directors of the Funds and include day-to-day keeping and maintenance of certain records, calculation of the net asset value of the shares, preparation of reports, liaison with the custodians, and dividend disbursing agency services.

     The AAM/DFA U.S. High Book to Market Portfolio and AAM/DFA International High Book to Market Portfolio are feeder portfolios that invest in Master Funds that are taxed as corporations. PFPC's charges for its services to feeder portfolios are based on the number of feeder portfolios investing in each Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders. The AAM/DFA Two-Year Fixed Income Portfolio and the AAM/DFA Two-Year Government Portfolio each pay PFPC .0513% of the first $100 million of net assets; .0308% of the next $100 million of net assets; and .0205% of net assets over $200 million.

CUSTODIANS

     PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolios and the Master Funds. Citibank, N.A., 111 Wall Street, New York, New York 10005, is the global custodian for the International Value Series. The custodians maintain a separate account or accounts for the Portfolios and the Master Funds; receive, hold and release portfolio securities on account of the Portfolios and the Master Funds; make receipts and disbursements of money on behalf of the Portfolios and the Master Funds; and collect and receive income and other payments and distributions on account of the Portfolios' and the Master Funds' portfolio securities.

DISTRIBUTOR

     Each Fund acts as distributor of each series of its own shares of stock. Each Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Funds to DFA Securities Inc. under these agreements.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Funds. Their address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP are the independent certified public accountants to the Funds and audit the annual financial statements of the Funds. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301.

CLIENT SERVICES

     For its services as Client Services Agent, each Portfolio pays Assante Asset Management Inc. a monthly fee which, on an annual basis, equals .15% of the average daily net assets of the AAM/DFA U.S. High Book to Market Portfolio, 0.19% of the AAM/DFA International High Book to Market Portfolio and .08% of the Fixed Income Portfolios. Prior to March 26, 1999, the client service fees equaled the following percentages of the average daily net assets of the Portfolios: .09% of the average daily net assets of the AAM/DFA U.S. High Book to Market Portfolio, 0.13% of the average daily net assets of the AAM/DFA International High Book to Market Portfolio and .04% of the average daily net assets of the Fixed Income Portfolios.

                                  ADVISORY FEES

     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholder of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the non-Feeder Portfolios and the Master Funds, the Advisor is paid a monthly fee calculated as a percentage of average net assets of each non-Feeder Portfolio and Master Fund. For the fiscal years ended November 30, 2001, 2000 and 1999, the non-Feeder Portfolios and the Master Funds paid management fees to the Advisor (and any sub-advisor) as set forth in the following table:


                                             2001         2000       1999
                                             (000)        (000)      (000)
                                             -----        -----      -----
U.S. Large Cap Value Series (1)             $1,732       $1,737      $1,831
International Value Series (1)              $2,801       $3,237      $3,481
AAM/DFA Two-Year Fixed Income Portfolio       $166         $190        $226
AAM/DFA Two-Year Government Portfolio )       $165         $186        $181


     (1) The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

     In approving the continuation of the advisory agreement for each Portfolio (or, with respect to each Feeder Portfolio, the corresponding Master Fund), the Board of Directors or Trustees, as applicable (each a "Board"), including those Directors or Trustees who are not "interested persons" (as defined in the 1940
Act) of the Funds, Trust. or the Advisor (the "Disinterested Board Members"), considered a number of factors, including: (i) the nature, extent and quality of services provided by the Advisor to the Portfolio or Master Fund; (ii) the fees and expenses borne by the Portfolio or Master Fund; and (iii) the performance of the Portfolio or Master Fund relative to a selected peer group of funds. When considering the nature and quality of the services provided by the Advisor, the Board reviewed the scope, depth and experience of the Advisor's organization and the investment professionals currently providing management services to the Portfolio or Master Fund. The Board evaluated the Advisor's portfolio management process. The Board also considered the nature and character of non-investment management services provided by the Advisor. When considering the fees and expenses borne by the Portfolio or Master Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Portfolio or Master Fund and any additional benefits received by the Advisor (or its affiliates) in connection with providing such services, the Board compared the fees charged by the Advisor to the Portfolio or Master Fund to the fees charged the funds in its peer group for comparable services, and analyzed the expenses incurred by the Advisor with respect to the Portfolio or Master Fund. The Board also reviewed the Advisor's operations, financial condition, and financial results in managing the Portfolio or Master Fund. The Board noted, among other things, that the Portfolio's or Master Fund's management fees and total expenses as a percentage of its average net assets over various periods were highly favorable in relation to its peer group of funds. In considering the performance of the Portfolio or Master Fund, the Board compared the performance of the Portfolio or Master Fund to the performance of a peer group of funds, and also reviewed the sales and redemption activity of the Portfolio or Master Fund. After requesting and reviewing such materials as it deemed necessary, the Board concluded that the management fees of the Portfolio or Master Fund are fair, both absolutely and in comparison with those of other funds in its peer group and the industry at large, and that shareholders have received reasonable value in return for paying such fees and expenses. The Board, including the Disinterested Board Members, therefore concluded that the continuation of the advisory agreement for each Portfolio (or, with respect to each Feeder Portfolio, the corresponding Master Fund) was in the best interests of the Portfolio or Master Fund and its shareholders.


                               GENERAL INFORMATION

     DFAIDG was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

     DIG was incorporated under Maryland law on March 19, 1990. DIG was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992 amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. DIG began offering shares of the Fixed Income Portfolios and the AAM/DFA U.S. High Book to Market Portfolio in May 1996.

     The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series, including the U.S. Large Cap Value Series and the International Value Series, only to institutional investors in private offerings.

     Until February 1996, the AAM/DFA International High Book to Market Portfolio was named DFA International High Book to Market Portfolio. From February 1996 until July 2000, the AAM/DFA International High Book to Market Portfolio was known as the RWB/DFA International High Book to Market Portfolio. Until July 2000, the AAM/DFA U.S. High Book to Market Portfolio was known as the RWB/DFA U.S. High Book to Market Portfolio; the AAM/DFA Two-Year Fixed Income Portfolio was known as the RWB/DFA Two-Year Corporate Fixed Income Portfolio; and the AAM/DFA Two-Year Government Portfolio was known as the RWB/DFA Two-Year Government Portfolio. From July 2000 until April 2002, the AAM/DFA Two-Year Fixed Income Portfolio was known as the AAM/DFA Two-Year Corporate Fixed Income Portfolio.


                                 CODES OF ETHICS

     The Funds and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Master Funds. In addition, the Advisor has adopted a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolios and Master Funds, and their shareholders, with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.


                               SHAREHOLDER RIGHTS

     The shares of each Portfolio, when issued and paid for in accordance with the Portfolios' prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature. With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of a Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Funds do not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. Each Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more Directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     A Fund may withdraw the investment of a Feeder Portfolio in a Master Fund at any time, if the Board of Directors of the Fund determines that it is in the best interests of the Portfolio to do so. Upon any such withdrawal, the Board of Directors of the Fund would consider what action might be taken, including the investment of all of the assets of the Portfolio in another pooled investment entity having the same investment objective as the Portfolio or the hiring of an investment advisor to manage the Portfolio's assets in accordance with the investment policies described above.

     Whenever a Feeder Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the respective Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Feeder Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Feeder Portfolio's shareholders. The Directors of each Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

     Shareholder inquiries may be made by writing or calling the Client Service Agent at the address or telephone number appearing on the back cover of the prospectus. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                         PRINCIPAL HOLDERS OF SECURITIES

     As of February 28, 2002, the following person(s) beneficially owned 5% or more of the outstanding stock of each Portfolio:

AAM/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

   Charles Schwab & Co.*                                90.72%
   101 Montgomery Street
   San Francisco, CA  94104

   Donaldson, Lufkin & Jenrette Securities Corp.*        8.98%
   P.O. Box 2052
   Jersey City, NJ  07303

AAM/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

   Charles Schwab & Company, Inc.*(1)                   92.35%

   Donaldson Lufkin & Jenrette Securities Corp.*(1)      7.32%


AAM/DFA TWO-YEAR FIXED INCOME PORTFOLIO

   Charles Schwab & Co.*(1)                             93.21%

   Donaldson, Lufkin & Jenrette Securities Corp. *(1)    6.59%

AAM/DFA TWO-YEAR GOVERNMENT PORTFOLIO

   Charles Schwab & Co.*(1)                             80.19%

   Donaldson, Lufkin & Jenrette Securities Corp. *(1)   19.81%


   *   Owners of record only.
   (1) See address for shareholder previously noted above in list.


                               PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Funds will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Funds will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Funds are closed.

     The Funds reserve the right, in their sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of that Fund or Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.


     Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios, which are currently sold at net asset value. Any such charges will be described in the prospectus.


                              REDEMPTION OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

         Each Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the Commission may permit.

     Shareholders may transfer shares of a Portfolio to another person by making a written request therefore to the Advisor who will transmit the request to PFPC. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the prospectus under "REDEMPTION OF SHARES." As with redemptions, the written request must be received in good order before any transfer can be made.


                           TAXATION OF THE PORTFOLIOS

     The following is a summary of some of the federal income tax consequences of investing in the Portfolios. Unless a shareholder invests in a Portfolio through a retirement plan, shareholders should consider the tax implications of investing and consult their tax advisers. Different tax rules may apply, depending on whether the Portfolio invests directly in portfolio securities (as in the case of the AAM/DFA Two-Year Fixed Income Portfolio or the AAM/DFA Two-Year Government Portfolio) or indirectly through a Master Fund treated as a corporation for federal income tax purposes (as in the case of the AAM/DFA U.S. High Book to Market Portfolio and the AAM/DFA International High Book to Market Portfolio). These rules could affect the amount, timing, and character of the income received by the shareholders of the Portfolio.

DISTRIBUTION OF NET INCOME

     Each Portfolio receives income generally in the form of dividends and interest on its investments or earned by its respective Master Fund (as in the case of the AAM/DFA U.S. High Book to Market Portfolio and the AAM/DFA International High Book to Market Portfolio). This income, less expenses incurred in the operation of a Portfolio, constitute its net investment income from which dividends may be paid to its shareholders. Any distributions by a Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

     The Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from the Master Fund's net short-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as ordinary income, and distributions from the Master Fund's net long-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as long-term capital gain. Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio.

     Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), capital gain distributions made by the Portfolio that are derived from the Master Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Code. As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, a Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of a Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

     The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient distributions in December (or January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

     The AAM/DFA International High Book to Market Portfolio is taxable as a corporation and will not be permitted to pass through a credit or deduction for foreign withholding taxes that it pays.

     Most foreign exchange gains derived from the sale of debt instruments by a Master Fund are treated as ordinary income to the Portfolio. Similarly, foreign exchange losses derived from the sale of debt instruments by the Master Fund are generally treated as ordinary losses. These gains, when distributed, will be taxable to shareholders as ordinary dividends, and any losses will reduce the Portfolio's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce the Portfolio's ordinary income distributions to shareholders, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital.

DIVIDENDS-RECEIVED DEDUCTION

     With respect to dividends that are received on portfolio securities, the AAM/DFA Two-Year Fixed Income Portfolio and the AAM/DFA Two-Year Government Portfolio may not be eligible to pass through the corporate dividends received deduction attributable to its holdings of U.S. equity securities to shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the level of the Portfolio, or the corporate shareholder, the requisite holding period of the dividend-paying stock is not met or the dividends-received deduction is reduced. The AAM/DFA U.S. High Book to Market Portfolio may not be eligible to pass through the corporate dividends-received deduction attributable to its holdings of U.S. equity securities to the Portfolio, and the Portfolio may not be eligible to pass through the deduction to its corporate shareholders if, because of the same rules or activities, at the level of the Master Fund, the Portfolio, or the corporate shareholder, the requisite holding period of the dividend-paying stock is not met or the dividends-received deduction is reduced. Dividends from net investment income will generally qualify in part for the dividends-received deduction, but the portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

LIMITATION ON DEDUCTIBILITY OF LOSSES

     Losses incurred on the sale of securities by the AAM/DFA U.S. High Book to Market Portfolio to another Master Fund may be disallowed if, as of the date of sale, the same persons (or, in the case of a sale of securities by the Master Fund to another Master Fund organized as a corporation (a "Corporate Master Fund"), five or fewer persons) own directly or indirectly more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of the Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule. In applying these attribution rules to the sale of securities by the Master Fund to a Corporate Master Fund, only shareholders that own 5% or more of the shares of the Portfolio are considered to own the shares of the corresponding Master Fund in proportion to their ownership of Portfolio shares.

REDEMPTION OF PORTFOLIO SHARES

     For shareholders subject to tax, redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause such a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Beginning in the year

2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), gain from the sale of shares of the Master Fund or Portfolio held for more than five years may be subject to a reduced rate of tax.

     Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares. All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

     To the extent a Portfolio invests directly in certain U.S. government obligations, dividends received by the Portfolio that are derived from interest on these obligations may be exempt from state and local income tax. To the extent a Portfolio invests indirectly in these U.S. government obligations by investing in a Master Fund organized as a corporation that holds these obligations, dividends derived from interest on these obligations is unlikely to be exempt from state and local income tax.

COMPLEX SECURITIES

     A Portfolio or Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by a Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer a Portfolio's or a Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by a Portfolio or Master Fund.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

     The Portfolios will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of a Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

     The Portfolios and Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Funds' annual report to shareholders of the Portfolios for the fiscal year ended November 30, 2001, contains additional performance information. A copy of the annual report is available upon request and without charge.

     With respect to the AAM/DFA International High Book to Market Portfolio, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio (and its corresponding Master Fund) as well as the performance of the local currency or currencies of the Portfolio.

     Quotations of the annualized percentage total returns for each Portfolio for the one-, five-, and ten-year periods ended December 31, 2001 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the Commission.

     For purposes of calculating the performance of the Feeder Portfolios, the performance of the Master Fund will be utilized for the period prior to when the Feeder Portfolio commenced operations, and, if applicable, restated to reflect the Feeder Portfolio's fees and expenses. As the following formula indicates, each Portfolio and Master Fund determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the Commission's formula:

        n
P(1 + T) = ERV

where:

     P   = a hypothetical initial payment of $1,000

     T   = average annual total return

     n   = number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

     In addition to the standardized method of calculating performance required by the Commission, the Portfolios and the Master Funds may disseminate other performance data and may advertise total return calculated on a monthly basis.

     The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, are the Funds' independent certified public accountants. They audit the Funds' annual financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended November 30, 2001, as set forth in the Funds' annual report to shareholders relating to the Portfolios, and the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     The audited financial statements of the U.S. Large Cap Value Series and the International Value Series for the fiscal year ended November 30, 2001, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Funds at the address or telephone number appearing on the cover of this SAI.

                      DFA INTERNATIONAL VALUE PORTFOLIO III
                       U.S. LARGE CAP VALUE PORTFOLIO III
                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 30, 2002


     This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of DFA International Value Portfolio III, Tax-Managed U.S. Marketwide Value Portfolio II and U.S. Large Cap Value Portfolio III (individually, a "Portfolio" and collectively, the "Portfolios") of Dimensional Investment Group Inc. (the "Fund"), dated March 30, 2002, as amended from time to time.

     The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Fund's annual report to shareholders. The prospectus and the annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.

                                TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES                                     2
BROKERAGE TRANSACTIONS                                                     2
INVESTMENT LIMITATIONS                                                     3
FUTURES CONTRACTS                                                          5
CASH MANAGEMENT PRACTICES                                                  6
CONVERTIBLE DEBENTURES                                                     7
DIRECTORS AND OFFICERS                                                     7
SERVICES TO THE FUND                                                      12
ADVISORY FEES                                                             13
GENERAL INFORMATION                                                       13
CODES OF ETHICS                                                           14
SHAREHOLDER RIGHTS                                                        14
PRINCIPAL HOLDERS OF SECURITIES                                           14
PURCHASE OF SHARES                                                        15
REDEMPTION OF SHARES                                                      15
TAXATION OF THE PORTFOLIOS                                                16
CALCULATION OF PERFORMANCE DATA                                           18
FINANCIAL STATEMENTS                                                      21

                     PORTFOLIO CHARACTERISTICS AND POLICIES

     The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the DFA International Value Series (the "International Value Series"), the U.S. Large Cap Value Series (the "Large Cap Value Series") and the Tax-Managed U.S. Marketwide Value Series (the "Tax-Managed Value Series") (collectively, the "Master Funds") of The DFA Investment Trust Company (the "Trust") and the Portfolios through their investment in the Master Funds. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each Master Fund and provides administrative services to the Portfolios.

     Each of the Portfolios and the Master Funds is diversified under the federal securities laws and regulations.

     Because the structures of the Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that a Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Funds and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that a Master Fund will include as much as 5% of the voting securities of any issuer.


                             BROKERAGE TRANSACTIONS

     The following table depicts brokerage commissions paid by the designated Master Funds.

                              BROKERAGE COMMISSIONS
              FISCAL YEARS ENDED NOVEMBER 30, 2001, 2000, AND 1999


                                                   2001             2000            1999
                                                   ----             ----            ----
International Value Series                       $386,725          $376,232        $480,344
Large Cap Value Series                           $589,100        $1,878,270      $2,492,821
Tax-Managed U.S. Marketwide Value Series        $1,096,561         $958,322        $321,580

     The substantial increases or decreases in the amount of brokerage commissions paid by the International Value Series from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the International Value Series.

     Portfolio transactions of each Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Funds to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Master Funds to their brokers to ascertain that they are competitive with those charged by other brokers for similar services.

     Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of each Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the

Advisor's overall responsibilities to assets under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Funds.

     During fiscal year 2001, the Master Funds paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Funds as follows:


                                                    VALUE OF               BROKERAGE
                                             SECURITIES TRANSACTIONS      COMMISSIONS
                                             -----------------------      -----------
International Value Series                         $52,976,461              $62,081
Large Cap Value Series                             $85,987,146             $133,985
Tax-Managed U.S. Marketwide Value Series          $106,429,347             $244,747


     The over-the-counter market companies eligible for purchase by the Large Cap Value Series and each Tax-Managed Value Series may be thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, electronic communications networks ("ECNs") and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

     The Advisor places buy and sell orders on an ECN when the Advisor determines that the securities may not be available from other sources at a more favorable price. ECNs, such as Instinet, are electronic information and communication networks whose subscribers include most market makers as well as many institutions. ECNs charge a commission for each trade executed on their systems. For example, on any given trade, a Master Fund, by trading through an ECN, could pay a spread to a dealer on the other side of the trade plus a commission to the ECN. However, placing a buy (or sell) order on an ECN communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Funds can effect transactions at the best available prices.

     The Portfolios will not incur any brokerage or other costs in connection with its purchase or redemption of shares of its Master Fund, except if a Portfolio receives securities or currencies from the Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

     Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of each Master Fund are the same as those of the corresponding Portfolio.

     The Portfolios will not:

     (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

     (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result of more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

     (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities; provided that the Tax-Managed Value Portfolios are not subject to this limitation;

     (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and, then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

     (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above; provided that the Tax-Managed Value Portfolios are not subject to this limitation;

     (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments; provided that the Tax-Managed Value Portfolio is not subject to this limitation;

     (8) engage in the business of underwriting securities issued by others;

     (9) invest for the purpose of exercising control over management of any company; provided that the Tax-Managed Value Portfolio is not subject to this limitation;

     (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization; provided that the Tax-Managed Value Portfolio may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depository Receipts;

     (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation; provided that the Tax-Managed Value Portfolio is not subject to this limitation;

     (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

     (13) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs; provided that the Tax-Managed Value Portfolio may write or acquire options;

     (14) purchase warrants, except that the Portfolios may acquire warrants as a result of corporate actions involving their holdings of equity securities; provided that the Tax-Managed Value Portfolio is not subject to this limitation;

     (15) purchase securities on margin or sell short; provided that the Tax-Managed Value Portfolio is not subject to the limitation on selling securities short;

     (16) acquire more than 10% of the voting securities of any issuer; provided that (a) this limitation applies only to 75% of the assets of the U.S. Large Cap Value Portfolio III and (b) provided that the Tax-Managed Value Portfolio is not subject to this limitation; or

     (17) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

     The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Funds.

     The investment limitations described in (1) and (15) above do not prohibit each Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

     Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Portfolios will only hold shares of a corresponding Master Fund, the Portfolios do not intend to lend those shares.

     Although not a fundamental policy subject to shareholder approval, the Portfolios, (indirectly through their investment in the Master Funds), do not intend to invest more than 15% of their net assets in illiquid securities.

     Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Funds may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

     The International Value Series may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While the Master Funds have retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.

     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Master Fund owns, and does not include assets which the Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Master Fund will exclude from its total assets those assets which represent collateral received by the Master Fund for its securities lending transactions.

     Unless otherwise indicated, all limitations applicable to the Portfolios' and Master Funds' investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of a Portfolio's or Master Funds' assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Funds' total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences. With respect to illiquid securities, if a fluctuation in value causes a Portfolio or Master Fund to go above its limitations on investments in illiquid securities, the Board of Directors will consider what action, if any, should be taken to reduce the percentage to the applicable limitation.


                                FUTURES CONTRACTS

     The Master Funds each may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to a Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Funds expect to earn income on their margin deposits. To the extent that a Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Master Funds may be required to maintain segregated accounts consisting of liquid assets, such as cash, or liquid securities (or, as permitted under applicable regulation, enter into offsetting positions) in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Master Fund would continue to be required to make variation margin deposits. In such circumstances, if a Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


                            CASH MANAGEMENT PRACTICES

     The Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible:

                                                                                                            PERCENTAGE
               PORTFOLIOS AND SERIES                      PERMISSIBLE CASH INVESTMENT                       GUIDELINES*
               ---------------------                      ---------------------------                       -----------
U.S. Value Series and Tax-Managed Value Series        High quality, highly liquid fixed income                  20%
                                                      securities such as money market instruments;
                                                      index futures contracts and options thereon**

International Value Series                            Fixed income obligations such as money market             20%
                                                      instruments; index futures contracts and options
                                                      thereon**

     *The percentage guidelines set forth above are not absolute limitations but the Portfolios and Master Fund do not expect to exceed these guidelines under normal circumstances.

     **To the extent that such Master Funds or Portfolios invest in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                             CONVERTIBLE DEBENTURES

     The International Value Series may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies located in countries where it is permitted to invest. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the International Value Series may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the International Value Series upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the International Value Series with opportunities which are consistent with its investment objective and policies.


                             DIRECTORS AND OFFICERS

DIRECTORS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolios and the Master Funds.

     The Board has an Audit Committee comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee for each Board oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and other oversight functions as requested by the Board. The Audit Committee for the Board also acts as a liaison between the Fund's independent certified public accountants and the full Board. There were two Audit Committee meetings for the Fund held during the fiscal year ended November 30, 2001.

     Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director's experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

DISINTERESTED DIRECTORS


                                     TERM OF
                                    OFFICE(1)
                                       AND                                             PORTFOLIOS WITHIN
                                     LENGTH                                              THE DFA FUND
    NAME, AGE AND                      OF      PRINCIPAL OCCUPATION DURING PAST            COMPLEX(2)       OTHER DIRECTORSHIPS OF
       ADDRESS           POSITION    SERVICE                 5 YEARS                        OVERSEEN        PUBLIC COMPANIES HELD
    -------------        --------   ---------  --------------------------------        ------------------   ----------------------

George M. Constantinides Director  Since 1993  Leo Melamed Professor of Finance,      87 portfolios in 4
1101 E. 58th Street                            Graduate School of Business,           investment companies
Chicago, IL 60637                              University of Chicago.
Date of Birth: 9/22/47

                                     TERM OF
                                    OFFICE(1)
                                       AND                                             PORTFOLIOS WITHIN
                                     LENGTH                                              THE DFA FUND
    NAME, AGE AND                      OF      PRINCIPAL OCCUPATION DURING PAST            COMPLEX(2)       OTHER DIRECTORSHIPS OF
       ADDRESS           POSITION    SERVICE                 5 YEARS                        OVERSEEN        PUBLIC COMPANIES HELD
    -------------        --------   ---------  --------------------------------        ------------------   ----------------------
John P. Gould            Director  Since 1993  Steven G. Rothmeier Distinguished      87 portfolios in      Trustee, Harbor Fund
1101 E. 58th Street                            Service Professor of Economics,        4 investment          (registered investment
Chicago, IL 60637                              Graduate School of Business,           companies             company)(13 Portfolios).
Date of Birth: 1/19/39                         University of Chicago. Principal
                                               and Executive Vice President,
                                               Lexecon Inc. (economics, law,
                                               strategy and finance consulting).
                                               Formerly, President, Cardean
                                               University (division of
                                               UNext.com). Member of the Boards
                                               of Milwaukee Mutual Insurance
                                               Company and UNext.com. Formerly,
                                               Trustee, First Prairie Funds
                                               (registered investment company).

Roger G. Ibbotson        Director  Since 1993  Professor in Practice of Finance,      87 portfolios in 4
Yale School of                                 Yale School of Management.             investment companies
Management                                     Director, BIRR Portfolio Analysis,
P.O. Box 208200                                Inc. (software products). Chairman,
New Haven, CT                                  Ibbotson Associates, Inc., Chicago,
06520-8200                                     IL (software, data, publishing and
Date of Birth: 5/27/43                         consulting). Partner, Zebra Capital
                                               Management, LLC (hedge fund
                                               manager). Formerly, Director,
                                               Hospital Fund, Inc. (investment
                                               management services).

Myron S. Scholes         Director  Since 1993  Frank E. Buck Professor Emeritus of    87 portfolios in      Director, American
Oak Hill Capital                               Finance, Stanford University.          4 investment          Century Fund Complex
Management, Inc.                               Partner, Oak Hill Capital              companies             (registered investment
2775 Sand Hill Road                            Management.  Chairman, Oak Hill                              companies) (38
Suite 220                                      Platinum Partners. Director,                                 Portfolios).
Menlo Park, CA 94025                           Financial Engines. Director,
Date of Birth: 7/01/41                         Chicago Mercantile Exchange.
                                               Consultant, Arbor Investors.
                                               Formerly, Director, Smith Breeden
                                               Family of Funds and Partner,
                                               Long-Term Capital Management.

Abbie J. Smith           Director  Since 2000  Marvin Bower Fellow, Harvard           87 portfolios in      Director, HON Industries
425 Morgan Hall                                Business School (9/01 to 8/02).        4 investment          Inc. (office furniture).
Soldiers Field,                                Boris and Irene Stern Professor of     companies
Boston, MA 02163                               Accounting, Graduate School of
Date of Birth: 4/30/53                         Business, University of Chicago.

INTERESTED DIRECTORS

     The following Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the 1940 Act, due to their positions with the Advisor.


                                     TERM OF
                                    OFFICE(1)
                                       AND                                             PORTFOLIOS WITHIN
                                     LENGTH                                              THE DFA FUND
    NAME, AGE AND                      OF      PRINCIPAL OCCUPATION DURING PAST            COMPLEX(2)       OTHER DIRECTORSHIPS OF
       ADDRESS           POSITION    SERVICE                 5 YEARS                        OVERSEEN        PUBLIC COMPANIES HELD
    -------------        --------   ---------  --------------------------------        ------------------   ----------------------

                                    TERM OF
                                   OFFICE(1)
                                      AND                                              PORTFOLIOS WITHIN
                                    LENGTH                                               THE DFA FUND
    NAME, AGE AND                     OF      PRINCIPAL OCCUPATION DURING PAST          COMPLEX(2)         OTHER DIRECTORSHIPS OF
       ADDRESS          POSITION    SERVICE                 5 YEARS                      OVERSEEN          PUBLIC COMPANIES HELD
    -------------       --------   ---------  --------------------------------         ------------------  ----------------------
David G. Booth          Director,  Since 1992 President, Chairman-Chief Executive      87 portfolios       Director, Assante
1299 Ocean Avenue       President             Officer and Director of the following    in 4                Corporation (investment
Santa Monica, CA 90401  and                   companies: Dimensional Fund Advisors     investment          management).
Date of Birth: 12/02/46 Chairman -            Inc., DFA Securities Inc., DFA           companies
                        Chief                 Australia Limited, DFA Investment
                        Executive             Dimensions Group Inc. and Dimensional
                        Officer               Emerging Markets Value Fund Inc.
                                              Trustee, President and Chairman-Chief
                                              Executive Officer of The DFA
                                              Investment Trust Company. President,
                                              Dimensional Fund Advisors Ltd.
                                              Director, Dimensional Funds PLC.
                                              Limited Partner, Oak Hill Partners.
                                              Formerly, Director, SA Funds
                                              (registered investment company).

Rex A. Sinquefield*     Director,  Since 1992 Chairman-Chief Investment Officer and     87 portfolios
1299 Ocean Avenue       Chairman-             Director, Dimensional Fund Advisors       in 4
Santa Monica, CA        Chief                 Inc., DFA Securities Inc., DFA Investment investment
90401                   Investment            Dimensions Group Inc. and Dimensional     companies
Date of Birth: 9/07/44  Officer               Emerging Markets Value Fund Inc.
                                              Trustee, Chairman-Chief Investment
                                              Officer, The DFA Investment Trust
                                              Company.  Chairman and Director,
                                              Dimensional Fund Advisors Ltd.
                                              Director and Chief Investment Officer,
                                              DFA Australia Ltd.  Director,
                                              Dimensional Funds PLC.  Trustee, St.
                                              Louis University.  Life Trustee and
                                              Member of Investment Committee,
                                              DePaul University. Director, The German
                                              St. Vincent Orphan Home. Member of
                                              Investment Committee, Archdiocese of
                                              St. Louis.


(1) Each Director holds office for an indefinite term until his or her successor is elected and qualified.

(2) Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: the Fund; DFA Investment Dimensions Group Inc.; The DFA Investment Trust Company; and Dimensional Emerging Markets Value Fund Inc.

* Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Information relating to each Director's ownership (including the ownership of his or her immediate family) in each Portfolio of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2001 is set forth in the chart below.


                                                                               AGGREGATE DOLLAR RANGE OF SHARES
                                                                            OWNED IN ALL FUNDS OVERSEEN BY DIRECTOR
              NAME                  DOLLAR RANGE OF FUND SHARES OWNED         IN FAMILY OF INVESTMENT COMPANIES
              ----                  ---------------------------------       ---------------------------------------
     DISINTERESTED DIRECTORS:
     George M. Constantinides                     None                                       None
     John P. Gould                                None                                       None
     Roger G. Ibbotson                            None                                       None
     Myron S. Scholes                             None                                  $10,001-50,000
     Abbie J. Smith                               None                                       None

     INTERESTED DIRECTORS:
     David G. Booth                               None                                  Over $100,000
     Rex A. Sinquefield                           None                                  Over $100,000


     Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 2001 and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                                                             TOTAL COMPENSATION
                                      AGGREGATE                   FROM FUND
                                    COMPENSATION                AND DFA FUND
     DIRECTOR                       FROM THE FUND                 COMPLEX+
     --------                       -------------            ------------------
     George M. Constantinides          $3,515                     $52,500
     John P. Gould                     $3,415                     $51,000
     Roger G. Ibbotson                 $3,515                     $52,500
     Myron S. Scholes                  $3,415                     $51,000
     Abbie J. Smith                    $3,515                     $52,500


     +The term DFA Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.

OFFICERS

     Below is the name, age, information regarding positions with the Fund and the principal occupation for each officer of the Fund. Each of the officers listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, Dimensional Fund Advisors Ltd., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Emerging Markets Value Fund Inc. (collectively, the "DFA Entities").


                                                         TERM OF
                                                        OFFICE(1)
                                                           AND
                                                         LENGTH
                                                           OF
NAME, AGE AND ADDRESS           POSITION                 SERVICE    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------           --------                ---------   ----------------------------------------
Arthur H.F. Barlow              Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1993
Date of Birth: 11/07/55

Valerie A. Brown                Vice President and        Since     Vice President and Assistant Secretary of all the DFA
Santa Monica, CA                Assistant Secretary       2001      Entities. Prior to April 2001, legal counsel for DFA
Date of Birth: 1/24/67                                              (since March 2000). Associate, Jones, Day, Reavis
                                                                    & Pogue from October 1991 to February 2000.

Truman A. Clark                 Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1996      Fund Advisors Ltd.
Date of Birth: 4/08/41

James L. Davis                  Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1999      Fund Advisors Ltd. Formerly at Kansas State University,
Date of Birth: 11/29/56                                             Arthur Anderson & Co., Phillips Petroleum Co.

Robert T. Deere                 Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1994
Date of Birth: 10/08/57

Robert W. Dintzner              Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. Prior to April 2001, marketing supervisor
Date of Birth: 3/18/70                                              and marketing coordinator for DFA.

Richard A. Eustice              Vice President and        Since     Vice President and Assistant Secretary of all the DFA
Santa Monica, CA                Assistant Secretary       1998      Entities, except Dimensional Fund Advisors Ltd.
Date of Birth: 8/05/65

Eugene F. Fama, Jr.             Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1993      Fund Advisors Ltd.
Date of Birth: 1/21/61

Robert M. Fezekas               Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited.  Prior to
Date of Birth: 10/28/70                                             December 2001, Portfolio Manager.

Glenn S. Freed                  Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited.  Formerly,
Date of Birth: 11/24/61                                             Professor and Associate Dean of the Leventhal School of
                                                                    Accounting (September 1998 to August 2001) and Academic
                                                                    Director Master of Business Taxation Program (June 1996 to
                                                                    August 2001) at the University of Southern California Marshall
                                                                    School of Business.

                                                         TERM OF
                                                        OFFICE(1)
                                                           AND
                                                         LENGTH
                                                           OF
NAME, AGE AND ADDRESS           POSITION                 SERVICE    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------           --------                ---------   ----------------------------------------
Henry F. Gray                   Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2000      Fund Advisors Ltd.  Prior to July 2000, portfolio manager.
Date of Birth: 9/22/67

Kamyab Hashemi-Nejad            Vice President,           Since     Vice President, Controller and Assistant Treasurer, of all
Santa Monica, CA                Controller and            1997      the DFA Entities.
Date of Birth: 1/22/61          Assistant Treasurer

Stephen P. Manus                Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1997      Fund Advisors Ltd.

Karen E. McGinley               Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1997
Date of Birth: 3/10/66

Catherine L. Newell             Vice President and        Since     Vice President and Secretary of all the DFA Entities, except
Santa Monica, CA                Secretary                 2000      DFA Australia Limited for which she is Vice President and
Date of Birth: 5/07/64                                              Assistant Secretary.  Director, Dimensional Funds PLC.  Vice
                                                                    President and Secretary of all the DFA Entities (1997-2000).

David A. Plecha                 Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1993
Date of Birth: 10/26/61

Andrew E. Rasmusen              Vice President            Since     Vice President of all the DFA Entities except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd.  Prior to April 2001, investment
Date of Birth: 1/26/62                                              management, client service manager for DFA (since October
                                                                    2000).  Investment manager researcher and consultant for
                                                                    InvestorForce, Inc. from October 1999 to October 2000 and for
                                                                    William M. Mercer Investment Consulting, Inc. from April 1996 to October 1999.

George L. Sands                 Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1993
Date of Birth: 2/08/56

Michael T. Scardina             Vice President, Chief     Since     Vice President, Chief Financial Officer and Treasurer of all
Santa Monica, CA                Financial Officer and     1993      the DFA Entities.  Director, Dimensional Funds PLC.
Date of Birth: 10/12/55         Treasurer

David E. Schneider              Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited.  Prior to 2001
Date of Birth: 1/26/46                                              and currently, Regional Director of Dimensional Fund Advisors
                                                                    Inc.

John C. Siciliano               Vice President            Since     Vice President of all the DFA Entities.  Director,
Santa Monica, CA                                          2001      Dimensional Funds PLC.  Managing Principal, Payden & Rygel
Date of Birth: 8/24/54                                              Investment Counsel from April 1998 through December 2000 and
                                                                    Co-Head, North American Corporate Finance for Dresdner
                                                                    Kleinwort Benson N.A. from October 1995 to April 1998.

Jeanne C. Sinquefield, Ph.D.*   Executive Vice            Since     Executive Vice President of all the DFA Entities.
Santa Monica, CA                President                 1988
Date of Birth: 12/02/46

Carl G. Snyder                  Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2000      Fund Advisors Ltd.  Prior to July 2000, portfolio manager.
Date of Birth: 6/08/63

Weston J. Wellington            Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1997      Fund Advisors Ltd.
Date of Birth: 3/01/51

Daniel M. Wheeler               Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited.  Prior to 2001
Date of Birth: 3/03/45                                              and currently, Director of Financial Advisors Services of
                                                                    Dimensional Fund Advisors Inc.


(1) Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

* Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of the Fund's outstanding stock.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

     The Fund has entered into an administration agreement with the Advisor on behalf of each Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders of record with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Funds; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. For its administrative services, the Portfolios each pay the Advisor a monthly fee equal to one-twelfth of 0.01% of their respective average net assets, except for the Tax-Managed Value Portfolio II, which pays no fee. For the fiscal years ended November 30, 2001, 2000 and 1999, the Advisor was paid administrative fees of $18,000, $23,000 and $28,000 by the DFA International Value Portfolio III, and $28,000, $33,000 and $45,000 by the U.S. Large Cap Value Portfolio III.

     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolios and the Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the net asset value of the shares, preparation of reports, liaison with the custodians, and transfer and dividend disbursing agency services. PFPC's charges for its services to feeder portfolios are based on the number of feeder portfolios investing in each Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders. This applies to the DFA International Value Portfolio III and the U.S. Large Cap Value Portfolio III. PFPC's charges in the aggregate to the group of feeder portfolios investing in Master Funds taxed as partnerships are $2,600 per month multiplied by the number of feeders. This applies to the Tax-Managed U.S. Marketwide Value Portfolio II.

CUSTODIANS

     PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolios and Master Funds. Citibank, N.A., 111 Wall Street, New York, New York 10005, is the global custodian for the International Value Series. The custodians maintain a separate account or accounts for the Portfolios and the Master Funds; receive, hold and release portfolio securities on account of the Portfolios and the Master Funds; make receipts and disbursements of money on behalf of the Portfolios and the Master Funds; and collect and receive income and other payments and distributions on account of the Portfolios' and the Master Funds' portfolio securities.

DISTRIBUTOR

     The Fund acts as distributor of each series of its own shares of stock. The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP are the independent certified public accountants to the Fund and audit the annual financial statements of the Fund. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, Fl 33301.


                                  ADVISORY FEES

     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to each Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 2001, 2000, and 1999, the Master Funds paid advisory fees as set forth in the following table.


                                                    2001               2000              1999
                                                    ----               ----              ----
International Value Series*                      $2,801,000         $3,237,000        $3,481,000
Large Cap Value Series*                          $1,732,000         $1,737,000        $1,831,000
Tax-Managed U.S. Marketwide Value Series*        $1,091,000          $472,000          $143,000


* Each of these Master Funds have more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

     In approving the continuation of the advisory agreement for each Master Fund, the Board of Trustees, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor (the "Disinterested Trustees"), considered a number of factors, including: (i) the nature, extent and quality of services provided by the Advisor to the Master Fund; (ii) the fees and expenses borne by the Master Fund; and (iii) the performance of the Master Fund relative to a selected peer group of funds. When considering the nature and quality of the services provided by the Advisor, the Board of Trustees reviewed the scope, depth and experience of the Advisor's organization and the investment professionals currently providing management services to the Master Fund. The Board of Trustees evaluated the Advisor's portfolio management process. The Board of Trustees also considered the nature and character of non-investment management services provided by the Advisor. When considering the fees and expenses borne by a Master Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Master Fund and any additional benefits received by the Advisor (or its affiliates) in connection with providing such services, the Board of Trustees compared the fees charged by the Advisor to the Master Fund to the fees charged the funds in its peer group for comparable services, and analyzed the expenses incurred by the Advisor with respect to the Master Fund. The Board of Trustees also reviewed the Advisor's operations, financial condition, and financial results in managing each Master Fund. The Board of Trustees noted, among other things, that each Master Fund's management fees and total expenses as a percentage of its average net assets over various periods were highly favorable in relation to its peer group of funds. In considering the performance of each Master Fund, the Board of Trustees compared the performance of the Master Fund to the performance of a peer group of funds, and also reviewed the sales and redemption activity of the Master Fund. After requesting and reviewing such materials as it deemed necessary, the Board of Trustees concluded that the management fees of each Master Fund are fair, both absolutely and in comparison with those of other funds in its peer group and the industry at large, and that shareholders have received reasonable value in return for paying such fees and expenses. The Board of Trustees, including the Disinterested Trustees, therefore concluded that the continuation of the advisory agreement was in the best interests of each Master Fund and its shareholders.


                               GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S.

Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.


                                 CODES OF ETHICS

     The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Master Funds. In addition, the Advisor has adopted a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolios and Master Funds, and their shareholders, with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.

                               SHAREHOLDER RIGHTS

     The shares of each Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever a Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment. With regard to the Tax-Managed Value Series, if a majority shareholder of a Master Fund declares bankruptcy, a majority in interest of the remaining shareholders in the Master Fund must vote to approve the continuing existence of the Master Fund or the Master Fund will be liquidated.

     Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                         PRINCIPAL HOLDERS OF SECURITIES

     As of February 28, 2002, the following person(s) beneficially owned 5% or more of the outstanding stock of each Portfolio:

DFA INTERNATIONAL VALUE PORTFOLIO III

     Charles Schwab & Co. Inc.*                                  83.81%
     101 Montgomery Street
     San Francisco, CA 94104

     Trust Company of America*                                   10.80%
     P. O. Box 6503
     Englewood, CO  80155

U.S. LARGE CAP VALUE PORTFOLIO III

     Charles Schwab & Co. Inc.*(1)                               84.50%

     Trust Company of America*(1)                                 9.45%

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

     Charles Schwab & Co., Inc.*(1)                              94.16%

     FTC & Co.*                                                   5.32%
     P.O. Box 173736
     Denver, CO  80217

*   Owner of record only.
(1) See address for shareholder previously noted above in list.


                               PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

     Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios, which are currently sold at net asset value. Any such charges will be described in the prospectus.


                              REDEMPTION OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

                           TAXATION OF THE PORTFOLIOS

     The following is a summary of some of the federal income tax consequences that may affect each Portfolio. Unless your investment in a Portfolio is through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser. Different tax rules may apply because, for federal income tax purposes, the Master Funds in which the assets of DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III are invested are corporations, while the Master Fund in which the assets of Tax-Managed U.S. Marketwide Value Portfolio II is invested is a partnership. These rules could affect the amount, timing, or character of the income distributed to shareholders of the Portfolios.

DISTRIBUTIONS OF NET INVESTMENT INCOME

     Each Portfolio derives income generally in the form of its share of dividends (in the case of DFA International Value Portfolio III or U.S. Large Cap Value Portfolio III) or dividends and interest (in the case of Tax-Managed U.S. Marketwide Value Portfolio II) earned by the Master Fund on its investments.

DISTRIBUTIONS OF CAPITAL GAINS

     Each Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. With respect to the DFA International Value Portfolio III and the U.S. Large Cap Value Portfolio III, distributions from the respective Master Fund's net short-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as ordinary income, and distributions from the Master Fund's net long-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as long-term capital gain. With respect to the Tax-Managed U.S. Marketwide Value Portfolio II, income derived from net short-term capital gain of the Master Fund will be taxable to the Portfolio as net short-term capital gain and, when distributed to its shareholders, will be treated as ordinary income, and income derived from net long-term capital gain of the Master Fund will be taxable to the Portfolio and, when distributed to its shareholders, as long-term capital gain, regardless of how long shares of the Portfolio have been held. Any net short-term or long-term capital gain realized by a Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio.

     Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), capital gain distributions made by a Portfolio that are derived from the Master Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

     The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient distributions in December (or January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

     The DFA International Value Portfolio III may be subject to foreign withholding taxes on income from certain foreign securities. The DFA International Value Portfolio III is taxable as a corporation and will not be permitted to pass through a credit or deduction for foreign withholding taxes that the Master Fund pays.

     Most foreign exchange gains realized on the sale of debt instruments by the DFA International Value Portfolio III are treated as ordinary income. Similarly, foreign exchange losses realized on the sale of debt instruments by the Portfolio are generally treated as ordinary losses. These gains, when distributed, will be taxable to shareholders as ordinary dividends, and any losses will reduce the Portfolio's ordinary income distributions to shareholders. This treatment could increase or reduce the Portfolio's ordinary income distributions to shareholders, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital.

DIVIDENDS-RECEIVED DEDUCTION

     With respect to dividends that are received on portfolio securities, the respective Master Funds in which assets of U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II are invested may not be eligible to pass through the corporate dividends-received deduction attributable to their holdings of U.S. equity securities to the Portfolios, and the Portfolios may not be eligible to pass through the deduction to their corporate shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the level of the Master Funds, the Portfolios, or the corporate shareholders, the requisite holding period of the dividend-paying stock is not met or the dividends-received deduction is reduced. Dividends from net investment income will generally qualify in part for the dividends-received deduction, but the portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Portfolios from domestic (U.S.) sources. Dividends received by DFA International Value Portfolio III will generally be earned on portfolio securities of non-U.S. issuers and are not expected to qualify for the corporate dividends-received deduction.

LIMITATION ON DEDUCTIBILITY OF LOSSES

     Losses incurred on the sale of securities by a Master Fund organized as a partnership (such as the Tax-Managed U.S. Marketwide Value Portfolio II) to another Master Fund organized as a partnership may be disallowed if, as of the date of sale, the same persons (or, in the case of a sale of securities by the DFA International Value Portfolio III or U.S. Large Cap Value Portfolio III, to another Master Fund organized as a corporation (a "Corporate Master Fund"), five or fewer persons) own directly or indirectly more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of a Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule. In applying these attribution rules to the sale of securities by DFA International Value Portfolio IV or U.S. Large Cap Value Portfolio III to a Corporate Master Fund, only shareholders that own 5% or more of the shares of a Portfolio are considered to own the shares of the corresponding Master Fund in proportion to their ownership of Portfolio shares.

     Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), gain from the sale of shares of the Master Fund or Portfolio held for more than five years may be subject to a reduced rate of tax.

U.S. GOVERNMENT OBLIGATIONS

     To the extent a Master Fund invests in certain U.S. government obligations, dividends paid by the Tax-Managed U.S. Marketwide Value Portfolio II to shareholders that are derived from interest on these obligations should be exempt from state or local personal income tax. Dividends derived from this interest income paid to shareholders of the DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III will not be exempt from state and local personal income tax by virtue of the federal income tax status of these Master Funds as corporations for federal income tax purposes.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

     The Portfolios will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of a Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

     The Portfolios and the Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolios for the fiscal year ended November 30, 2001, contains additional performance information. A copy of the annual report is available upon request and without charge.

     With respect to the DFA International Value Portfolio III, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio (and its corresponding Master Fund) as well as the performance of the local currency or currencies of the Portfolio.

     Quotations of the annualized percentage total returns for each Portfolio for the one-, five-, and ten-year periods ended December 31, 2001 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES

     For purposes of calculating the performance of the Portfolios, the performance of the corresponding Master Fund will be utilized for the period prior to when each Portfolio commenced operations and, if applicable, restated to reflect a Portfolio's fees and expenses. As the following formula indicates, each Portfolio and Master Fund determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

        n
P(1 + T)  = ERV
where:

     P   =     a hypothetical initial payment of $1,000

     T   =     average annual total return

     n   =     number of years

     ERV     = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

     Average annual total return after taxes on distributions for the Tax-Managed U.S. Marketwide Value Portfolio II is determined by finding the average annual rates of return over the stated period of time that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax.

     The following SEC formula is used to calculate these figures:

      n
P(1+T)   = ATV
              D

where:

     P =       a hypothetical initial payment of $1,000

     T =       average annual total return (after taxes on distributions)

     n =       number of years

     ATV    =  ending value of a hypothetical $1,000 payment made at the
        D      beginning of each period at the end of each period, after taxes on Portfolio distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF PORTFOLIO SHARES

     Average annual total return after taxes on distributions and sale of Portfolio shares for the Tax-Managed U.S. Marketwide Value Portfolio II is determined by finding the average annual rates of return over the stated time period that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of Portfolio shares. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of Portfolio shares.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax.

     The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

     The following SEC formula is used to calculate these figures:

      n
P(1+T)  = ATV
             DR

where:

     P =     a hypothetical initial payment of $1,000

     T = average annual total return (after taxes on distributions and redemptions)

     n =     number of years

     ATV   = ending value of a hypothetical $1,000 payment made at the
        DR beginning of each period at the end of each period, after taxes on Portfolio distributions and redemption.

     The average annual total returns both before and after taxes for the indicated periods ended November 30, 2001 were:


     TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II                     ONE YEAR    SINCE 1/99 INCEPTION
     ----------------------------------------------                     --------    --------------------
     Return Before Taxes                                                  8.15%             4.94%
     Return After Taxes on Distributions                                  7.58%             4.44%
     Return After Taxes on Distributions and Sale of Portfolio
        Shares                                                            4.94%             3.72%

     In addition to the standardized method of calculating performance required by the SEC, the Portfolios and the Master Funds may disseminate other performance data and may advertise total return calculated on a monthly basis.

     The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, are the Fund's independent certified public accountants. They audit the Fund's annual financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended November 30, 2001, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     The audited financial statements of the Master Funds for the fiscal year ended November 30, 2001, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                        U.S. SMALL CAP VALUE PORTFOLIO II

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 30, 2002


     This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of U.S. Small Cap Value Portfolio II (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated March 30, 2002, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.


                                TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES                                      2

BROKERAGE TRANSACTIONS                                                      2

INVESTMENT LIMITATIONS                                                      3

FUTURES CONTRACTS                                                           5

CASH MANAGEMENT PRACTICES                                                   6

DIRECTORS AND OFFICERS                                                      6

SERVICES TO THE FUND                                                       10

ADVISORY FEES                                                              12

GENERAL INFORMATION                                                        12

CODES OF ETHICS                                                            13

SHAREHOLDER RIGHTS                                                         13

PRINCIPAL HOLDERS OF SECURITIES                                            13

PURCHASE OF SHARES                                                         14

REDEMPTION OF SHARES                                                       14

TAXATION OF THE PORTFOLIO                                                  14

CALCULATION OF PERFORMANCE DATA                                            16

FINANCIAL STATEMENTS                                                       17

                     PORTFOLIO CHARACTERISTICS AND POLICIES


     The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the U.S. Small Cap Value Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust") and the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

     The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

     Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the Master Fund's assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.

     Prior to April 1, 2001, the Portfolio was known as the U.S. 6-10 Value Portfolio II. Similarly, the Master Fund in which the Portfolio invests - the U.S. Small Cap Value Series - was, prior to April 1, 2001, known as the U.S. 6-10 Value Series.


                             BROKERAGE TRANSACTIONS

     During the fiscal years ended November 30, 2001, 2000, and 1999, the Master Fund paid brokerage commissions of $1,679,179, $5,080,611 and $4,440,807, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund. Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.

     Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the accounts under its management. During fiscal year 2001, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $235,325 with respect to securities transactions valued at $114,225,373. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.

     The over-the-counter companies eligible for purchase by the Master Fund may be thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, electronic communications networks ("ECNs") and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

     The Advisor places buy and sell orders on ECNs when the Advisor determines that the securities may not be available from other sources at a more favorable price. ECNs, such as Instinet, are electronic information and communication networks whose subscribers include most market makers as well as many institutions. Such ECNs charge a commission for each trade executed on their systems. For example, on any given trade, the Master Fund, by trading through an ECN, could pay a spread to a dealer on the other side of the trade plus a commission to the ECN. However, placing a buy (or sell) order on an ECN communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

     The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities from the Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

     The Portfolio has adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of the Master Fund are the same as those of the Portfolio.

     The Portfolio will not:

     (1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

     (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     (3) as to 75% of its total assets, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

     (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets, or pledge not more than 33% of such assets to secure such loans;

     (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

     (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

     (8) engage in the business of underwriting securities issued by others;

     (9) invest for the purpose of exercising control over management of any company;

     (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

     (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

     (13) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs;

     (14) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holding of other equity securities;

     (15) purchase securities on margin or sell short;

     (16) acquire more than 10% of the voting securities of any issuer, provided that this limitation applies only to 75% of the assets of the Portfolio; or

     (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 ("1940 Act")), except to the extent permitted by the 1940 Act.

     The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

     The investment limitations described in (1) and (15) above do not prohibit the Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

     Although (2) above prohibits cash loans, the Portfolio is authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.

     Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities. Although not a fundamental policy subject to shareholder approval, the Portfolio (indirectly through its investment in a Master Fund) does not intend to invest more than 15% of its net assets in illiquid securities.

     Although the Master Fund has retained authority to buy and sell financial futures contracts and options thereon, it has no present intention to do so.

     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

     Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of the Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the position without undue market or tax consequences.


                                FUTURES CONTRACTS

     The Master Fund is authorized to enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Fund expects to earn income on its margin deposits. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Portfolio or Master Fund may be required to maintain segregated accounts consisting of liquid assets such as cash, U.S. government securities, or other high grade debt obligations (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                            CASH MANAGEMENT PRACTICES

     The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the Master Fund may invest a portion of its assets, ordinarily not more than 20%, in high quality, highly liquid fixed income securities. The 20% guideline is not an absolute limitation but the Portfolio and Master Fund do not expect to exceed this guideline under normal circumstances.

     The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund or Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.


                             DIRECTORS AND OFFICERS

DIRECTORS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. The Directors of the Fund, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

     The Board has an Audit Committee comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee for the Board oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and other oversight functions as requested by the Board. The Audit Committee for the Board also acts as a liaison between the Fund's independent certified public accountants and the full Board. There were two Audit Committee meetings for the Fund held during the fiscal year ended November 30, 2001.

     Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director's experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

DISINTERESTED DIRECTORS


                                  TERM OF
                                 OFFICE(1)
                                    AND                                                  PORTFOLIOS WITHIN
                                  LENGTH                                                   THE DFA FUND
  NAME, AGE AND                     OF                                                      COMPLEX(2)        OTHER DIRECTORSHIPS OF
     ADDRESS         POSITION     SERVICE   PRINCIPAL OCCUPATION DURING PAST 5 YEARS         OVERSEEN         PUBLIC COMPANIES HELD
  -------------      --------    ---------  ----------------------------------------     -----------------    ----------------------
George M.            Director    Since    Leo Melamed Professor of Finance, Graduate    87 portfolios in 4
Constantinides                   1993     School of Business, University of Chicago.    investment companies
1101 E. 58th Street
Chicago, IL 60637
Date of Birth:
9/22/47

                                  TERM OF
                                 OFFICE(1)
                                    AND                                                  PORTFOLIOS WITHIN
                                  LENGTH                                                   THE DFA FUND
  NAME, AGE AND                     OF                                                      COMPLEX(2)        OTHER DIRECTORSHIPS OF
     ADDRESS         POSITION     SERVICE   PRINCIPAL OCCUPATION DURING PAST 5 YEARS         OVERSEEN         PUBLIC COMPANIES HELD
  -------------      --------    ---------  ----------------------------------------     -----------------    ----------------------
John P. Gould        Director    Since    Steven G. Rothmeier Distinguished Service     87 portfolios in      Trustee, Harbor Fund
1101 E. 58th Street              1993     Professor of Economics, Graduate School of    4 investment          (registered investment
Chicago, IL 60637                         Business, University of Chicago. Principal    companies             company) (13
Date of Birth:                            and Executive Vice President, Lexecon Inc.                          Portfolios).
1/19/39                                   (economics, law, strategy and finance
                                          consulting). Formerly, President, Cardean
                                          University (division of UNext.com).
                                          Member of the Boards of Milwaukee Mutual
                                          Insurance Company and UNext.com. Formerly,
                                          Trustee, First Prairie Funds (registered
                                          investment company).

Roger G. Ibbotson    Director    Since    Professor in Practice of Finance, Yale        87 portfolios in
Yale School of                   1993     School of Management. Director, BIRR          4 investment
Management                                Portfolio Analysis, Inc. (software            companies
P.O. Box 208200                           products). Chairman, Ibbotson Associates,
New Haven, CT                             Inc., Chicago, IL (software, data,
06520-8200                                publishing and consulting).  Partner, Zebra
Date of Birth:                            Capital Management, LLC (hedge fund
5/27/43                                   manager).  Formerly, Director, Hospital
                                          Fund, Inc. (investment management services).

Myron S. Scholes     Director    Since    Frank E. Buck Professor Emeritus of           87 portfolios in      Director, American
Oak Hill Capital                 1993     Finance, Stanford University.  Partner, Oak   4 investment          Century Fund Complex
Management, Inc.                          Hill Capital Management. Chairman, Oak        companies             (registered investment
2775 Sand Hill Rd.                        Hill Platinum Partners. Director,                                   companies) (38
Suite 220                                 Financial Engines. Director, Chicago                                Portfolios).
Menlo Park, CA                            Mercantile Exchange. Consultant, Arbor
94025                                     Investors. Formerly, Director, Smith
Date of Birth:                            Breeden Family of Funds and Partner,
7/01/41                                   Long-Term Capital Management.

Abbie J. Smith       Director    Since    Marvin Bower Fellow, Harvard Business         87 portfolios in      Director, HON
425 Morgan Hall                  2000     School (9/01 to 8/02). Boris and Irene        4 investment          Industries Inc.(office
Soldiers Field,                           Stern Professor of Accounting, Graduate       companies             furniture).
Boston, MA 02163                          School of Business, University of Chicago.
Date of Birth:
4/30/53


INTERESTED DIRECTORS

     The following Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the 1940 Act, due to their positions with the Advisor.


                                  TERM OF
                                 OFFICE(1)
                                    AND                                                  PORTFOLIOS WITHIN
                                  LENGTH                                                   THE DFA FUND
  NAME, AGE AND                     OF                                                      COMPLEX(2)      OTHER DIRECTORSHIPS OF
     ADDRESS         POSITION     SERVICE   PRINCIPAL OCCUPATION DURING PAST 5 YEARS         OVERSEEN       PUBLIC COMPANIES HELD
  -------------      --------    ---------  ----------------------------------------     -----------------  ----------------------
David G. Booth       Director,   Since      President, Chairman-Chief Executive Officer  87 portfolios      Director, Assante
1299 Ocean Avenue    President   1992       and Director of the following companies:     in 4               Corporation (investment
Santa Monica, CA     and                    Dimensional Fund Advisors Inc., DFA          investment         management).
90401                Chairman -             Securities Inc., DFA Australia Limited, DFA  companies
Date of Birth:       Chief                  Investment Dimensions Group Inc. and
12/02/46             Executive              Dimensional Emerging Markets Value Fund Inc.
                     Officer                Trustee, President and Chairman-Chief
                                            Executive Officer of The DFA Investment
                                            Trust Company. President, Dimensional Fund
                                            Advisors Ltd.  Director, Dimensional Funds
                                            PLC. Limited Partner, Oak Hill Partners.
                                            Formerly, Director, SA Funds (registered
                                            investment company).

                                  TERM OF
                                 OFFICE(1)
                                    AND                                                  PORTFOLIOS WITHIN
                                  LENGTH                                                   THE DFA FUND
  NAME, AGE AND                     OF                                                      COMPLEX(2)      OTHER DIRECTORSHIPS OF
     ADDRESS         POSITION     SERVICE   PRINCIPAL OCCUPATION DURING PAST 5 YEARS         OVERSEEN       PUBLIC COMPANIES HELD
  -------------      --------    ---------  ----------------------------------------     -----------------  ----------------------
Rex A. Sinquefield*  Director,   Since      Chairman-Chief Investment Officer and        87 portfolios
1299 Ocean Avenue    Chairman-   1992       Director, Dimensional Fund Advisors Inc.,    in 4
Santa Monica, CA     Chief                  DFA Securities Inc., DFA Investment          investment
90401                Investment             Dimensions Group Inc. and Dimensional        companies
Date of Birth:       Officer                Emerging Markets Value Fund Inc. Trustee,
9/07/44                                     Chairman-Chief Investment Officer, The DFA
                                            Investment Trust Company.  Chairman and
                                            Director, Dimensional Fund Advisors Ltd.
                                            Director and Chief Investment Officer, DFA
                                            Australia Ltd. Director, Dimensional Funds
                                            PLC. Trustee, St. Louis University.
                                            Life Trustee and Member of Investment
                                            Committee, DePaul University. Director,
                                            The German St. Vincent Orphan Home. Member
                                            of Investment Committee, Archdiocese of
                                            St. Louis.



(1) Each Director holds office for an indefinite term until his or her successor is elected and qualified.

(2) Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: the Fund; DFA Investment Dimensions Group Inc.; The DFA Investment Trust Company; and Dimensional Emerging Markets Value Fund Inc.

* Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Information relating to each Director's ownership (including the ownership of his or her immediate family) in the Portfolio of the Fund and in all registered investment companies in the DFA Fund Complex as of December 31, 2001 is set forth in the chart below.


                                                                             AGGREGATE DOLLAR RANGE OF SHARES OWNED
                                                                             IN ALL FUNDS OVERSEEN BY DIRECTOR IN
               NAME                  DOLLAR RANGE OF FUND SHARES OWNED            FAMILY OF INVESTMENT COMPANIES
               ----                  ---------------------------------       --------------------------------------
     DISINTERESTED DIRECTORS:
     George M. Constantinides                      None                                       None
     John P. Gould                                 None                                       None
     Roger G. Ibbotson                             None                                       None
     Myron S. Scholes                              None                                  $10,001-50,000
     Abbie J. Smith                                None                                       None

     INTERESTED DIRECTORS:
     David G. Booth                                None                                  Over $100,000
     Rex A. Sinquefield                            None                                  Over $100,000


     Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 2001 and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                                                            TOTAL COMPENSATION
                                       AGGREGATE                 FROM FUND
                                     COMPENSATION               AND DFA FUND
        DIRECTOR                     FROM THE FUND                COMPLEX+
        --------                     -------------          ------------------
        George M. Constantinides        $3,515                     $52,500
        John P. Gould                   $3,415                     $51,000
        Roger G. Ibbotson               $3,515                     $52,500
        Myron S. Scholes                $3,415                     $51,000
        Abbie J. Smith                  $3,515                     $52,500


        +The term DFA Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.

OFFICERS

     Below is the name, age, information regarding positions with the Fund and the principal occupation for each officer of the Fund. Each of the officers listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, Dimensional Fund Advisors Ltd., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Emerging Markets Value Fund Inc. (collectively, the "DFA Entities").


                                                           TERM OF
                                                          OFFICE(1)
                                                            AND
                                                           LENGTH
                                                             OF
NAME, AGE AND ADDRESS           POSITION                   SERVICE  PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------           --------                  ---------  ----------------------------------------
Arthur H.F. Barlow              Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1993
Date of Birth: 11/07/55

Valerie A. Brown                Vice President and        Since     Vice President and Assistant Secretary of all the DFA
Santa Monica, CA                Assistant Secretary       2001      Entities. Prior to April 2001, legal counsel for DFA
Date of Birth: 1/24/67                                              (since March 2000). Associate, Jones, Day, Reavis &
                                                                    Pogue from October 1991 to February 2000.

Truman A. Clark                 Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1996      Fund Advisors Ltd.
Date of Birth: 4/08/41

James L. Davis                  Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1999      Fund Advisors Ltd. Formerly at Kansas State University,
Date of Birth: 11/29/56                                             Arthur Anderson & Co., Phillips Petroleum Co.

Robert T. Deere                 Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1994
Date of Birth: 10/08/57

Robert W. Dintzner              Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. Prior to April 2001, marketing supervisor
Date of Birth: 3/18/70                                              and marketing coordinator for DFA.

Richard A. Eustice              Vice President and        Since     Vice President and Assistant Secretary of all the DFA
Santa Monica, CA                Assistant Secretary       1998      Entities, except Dimensional Fund Advisors Ltd.
Date of Birth: 8/05/65

Eugene F. Fama, Jr.             Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1993      Fund Advisors Ltd.
Date of Birth: 1/21/61

Robert M. Fezekas               Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited. Prior to
Date of Birth: 10/28/70                                             December 2001, Portfolio Manager.

Glenn S. Freed                  Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited. Formerly,
Date of Birth: 11/24/61                                             Professor and Associate Dean of the Leventhal School of
                                                                    Accounting (September 1998 to August 2001) and Academic
                                                                    Director Master of Business Taxation Program (June 1996 to
                                                                    August 2001) at the University of Southern California Marshall
                                                                    School of Business.

Henry F. Gray                   Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2000      Fund Advisors Ltd. Prior to July 2000, portfolio manager.
Date of Birth: 9/22/67

Kamyab Hashemi-Nejad            Vice President,           Since     Vice President, Controller and Assistant Treasurer, of all
Santa Monica, CA                Controller and            1997      the DFA Entities.
Date of Birth: 1/22/61          Assistant Treasurer

Stephen P. Manus                Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1997      Fund Advisors Ltd.
Date of Birth: 12/26/50

Karen E. McGinley               Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1997
Date of Birth: 3/10/66

Catherine L. Newell             Vice President and        Since     Vice President and Secretary of all the DFA Entities, except
Santa Monica, CA                Secretary                 2000      DFA Australia Limited for which she is Vice President and
Date of Birth: 5/07/64                                              Assistant Secretary. Director, Dimensional Funds PLC.  Vice
                                                                    President and Assistant Secretary of all DFA Entities
                                                                    (1997-2000).

                                                           TERM OF
                                                          OFFICE(1)
                                                            AND
                                                           LENGTH
                                                             OF
NAME, AGE AND ADDRESS           POSITION                   SERVICE  PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------           --------                  ---------  ----------------------------------------
David A. Plecha                 Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1993
Date of Birth: 10/26/61

Andrew E. Rasmusen              Vice President            Since     Vice President of all the DFA Entities except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. Prior to April 2001, investment
Date of Birth: 1/26/62                                              management, client service manager for DFA (since October
                                                                    2000). Investment manager researcher and consultant for
                                                                    InvestorForce, Inc. from October 1999 to October 2000 and for
                                                                    William M. Mercer Investment Consulting, Inc. from April 1996 to October 1999.

George L. Sands                 Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1993
Date of Birth: 2/08/56

Michael T. Scardina             Vice President, Chief     Since     Vice President, Chief Financial Officer and Treasurer of all
Santa Monica, CA                Financial Officer and     1993      the DFA Entities. Director, Dimensional Funds PLC.
Date of Birth: 10/12/55         Treasurer

David E. Schneider              Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited. Prior to 2001
Date of Birth: 1/26/46                                              and currently, Regional Director of Dimensional Fund Advisors
                                                                    Inc.

John C. Siciliano               Vice President            Since     Vice President of all the DFA Entities. Director,
Santa Monica, CA                                          2001      Dimensional Funds PLC. Managing Principal, Payden & Rygel
Date of Birth: 8/24/54                                              Investment Counsel from April 1998 through December 2000 and
                                                                    Co-Head, North American Corporate Finance for Dresdner
                                                                    Kleinwort Benson N.A. from October 1995 to April 1998.

Jeanne C. Sinquefield, Ph.D.*   Executive Vice            Since     Executive Vice President of all the DFA Entities.
Santa Monica, CA                President                 1988
Date of Birth: 12/02/46

Carl G. Snyder                  Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2000      Fund Advisors Ltd. Prior to July 2000, portfolio manager.
Date of Birth: 6/08/63

Weston J. Wellington            Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1997      Fund Advisors Ltd.
Date of Birth: 3/10/51

Daniel M. Wheeler               Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited. Prior to 2001
Date of Birth: 3/03/45                                              and currently, Director of Financial Advisors Services of
                                                                    Dimensional Fund Advisors Inc.


(1) Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

* Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of the Fund's outstanding stock.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

     The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. The annual fee paid monthly by the Portfolio to the Advisor for administrative services is .01% of the Portfolio's average monthly net assets. Pursuant to the

Expense Waiver and Assumption Agreement for the Portfolio, the Advisor has agreed to waive its administration fee and to assume the Portfolio's direct and indirect expenses (including the expenses the Portfolio bears as a shareholder of its Master Fund) to the extent necessary to limit the expenses of the Portfolio to 0.75% of its average net assets on an annualized basis. The Expense Waiver and Assumption Agreement will remain in effect for a period of one year from April 1, 2002 to April 1, 2003, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For additional information concerning the Expense Waiver and Assumption Agreement, see "Annual Fund Operating Expenses" in the prospectus. Prior to the institution of the contractual waiver described above, the Portfolio was subject to voluntary fee waiver and expense assumption arrangement at an identical rate. For the fiscal years ended November 30, 2001, 2000 and 1999, the Portfolio paid administrative fees to the Advisor of $10,000, $8,000 and $7,000, respectively.

     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. PFPC's charges for its services to feeder portfolios are based on the number of feeder portfolios investing in each Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. The Portfolio invests in a Master Fund that is taxed as a corporation. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders.

SHAREHOLDER SERVICES

     The Fund intends to enter into shareholder service agreements with certain Shareholder Services Agents on behalf of the Portfolio. The Shareholder Services Agents ordinarily will include (i) with respect to participants in a 401(k) plan that invests in the Portfolio, the person designated to service the employer's plan, and (ii) institutions whose clients, customers or members invest in the Portfolio. The services to be provided under the shareholder service agreements may include any of the following: shareholder recordkeeping; sending statements to shareholders reflecting account activities such as purchases, redemptions and dividend payments; responding to shareholder inquiries regarding their accounts; tax reporting with respect to dividends, distributions and redemptions; receiving, aggregating and processing shareholder orders; and providing the Portfolio with information necessary for the Fund to comply with state securities laws. The fee paid by the Portfolio to the Shareholder Services Agent of each employer plan or institution is an annual rate of .10% of the aggregate daily value of all shares held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.

CUSTODIAN

     PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolio and the Master Fund. The custodian maintains a separate account or accounts for the Portfolio and Master Fund; receives, holds and releases portfolio securities on account of the Portfolio and Master Fund; makes receipts and disbursements of money on behalf of the Portfolio and Master Fund; and collects and receives income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

     The Fund acts as distributor of the Portfolio's shares. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of DFA, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the Portfolio's shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP are the independent certified public accountants to the Fund and audit the annual financial statements of the Fund. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301.


                                  ADVISORY FEES

     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 2001, 2000, and 1999, the Master Fund paid advisory fees of $6,132,000, $5,798,000 and $5,217,000, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

     In approving the continuation of the advisory agreement for the Master Fund, the Board of Trustees, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor (the "Disinterested Trustees"), considered a number of factors, including: (i) the nature, extent and quality of services provided by the Advisor to the Master Fund; (ii) the fees and expenses borne by the Master Fund; and (iii) the performance of the Master Fund relative to a selected peer group of funds. When considering the nature and quality of the services provided by the Advisor, the Board of Trustees reviewed the scope, depth and experience of the Advisor's organization and the investment professionals currently providing management services to the Master Fund. The Board of Trustees evaluated the Advisor's portfolio management process. The Board of Trustees also considered the nature and character of non-investment management services provided by the Advisor. When considering the fees and expenses borne by the Master Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Master Fund and any additional benefits received by the Advisor (or its affiliates) in connection with providing such services, the Board of Trustees compared the fees charged by the Advisor to the Master Fund to the fees charged the funds in its peer group for comparable services, and analyzed the expenses incurred by the Advisor with respect to the Master Fund. The Board of Trustees also reviewed the Advisor's operations, financial condition, and financial results in managing the Master Fund. The Board of Trustees noted, among other things, that the Master Fund's management fees and total expenses as a percentage of its average net assets over various periods were highly favorable in relation to its peer group of funds. In considering the performance of the Master Fund, the Board of Trustees compared the performance of the Master Fund to the performance of a peer group of funds, and also reviewed the sales and redemption activity of the Master Fund. After requesting and reviewing such materials as it deemed necessary, the Board of Trustees concluded that the management fees of the Master Fund are fair, both absolutely and in comparison with those of other funds in its peer group and the industry at large, and that shareholders have received reasonable value in return for paying such fees and expenses. The Board of Trustees, including the Disinterested Trustees, therefore concluded that the continuation of the advisory agreement was in the best interests of the Master Fund and its shareholders.


                               GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S.

Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.

     Until April 1, 2001, the Portfolio was known as the U.S. 6-10 Value Portfolio II.


                                 CODES OF ETHICS

     The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Master Fund. In addition, the Advisor has adopted a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolio and Master Fund, and their shareholders, with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.


                               SHAREHOLDER RIGHTS

     The shares of the Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemptions or any other feature.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's bylaws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever the Portfolio, as an investor in the Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

     Shareholder inquiries may be made by writing or calling the Shareholder Services Agent at the address or telephone number set forth in the employer's plan documents or in documents provided by the institution.


                         PRINCIPAL HOLDERS OF SECURITIES

     As of February 28, 2002, the following person beneficially owned 5% or more of the outstanding stock of the Portfolio, as set forth below:

     BellSouth Corporation                                  100%
     State Street Bank and Trust Co. as Trustee*
     105 Rosemont Street
     Westwood, MA  02090

     * Owner of record only


                               PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.

     Reimbursement fess may be charged prospectively from time to time based upon the future experience of the Portfolio, which is currently sold at net asset value. Any such charges will be described in the prospectus.


                              REDEMPTION OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.


                            TAXATION OF THE PORTFOLIO

     The following is a summary of some of the federal income tax consequences that may affect the Portfolio. Unless your investment in a Portfolio is through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser. The tax consequences described below may be affected by special rules because the Portfolio invests substantially all of its assets in the Master Fund, which is taxable as a corporation. These rules could affect the amount, timing and character of income distributed to shareholders of the Portfolio.

DISTRIBUTION OF NET INCOME

     The Portfolio receives income generally in the form of dividends earned by the Master Fund on its investments. This income, less expenses incurred in the operation of the Portfolio, constitute its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

     The Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from the Master Fund's net short-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as ordinary income, and distributions from the Master Fund's net long-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as long-term capital gain. Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio.

     Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), capital gain distributions made by the Portfolio that are derived from the Master Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

     The Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient distributions in December (or January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.

DIVIDENDS-RECEIVED DEDUCTION

     With respect to dividends that are received on portfolio securities, the Master Fund may not be eligible to pass through the corporate dividends-received deduction attributable to its holdings of U.S. equity securities to the Portfolio, and the Portfolio may not be eligible to pass through the deduction to its corporate shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the level of the Master Fund, the Portfolio, or the corporate shareholder, the requisite holding period of the dividend-paying stock is not met or the dividends-received deduction is reduced. Dividends from net investment income will generally qualify in part for the dividends-received deduction, but the portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

LIMITATION ON DEDUCTIBILITY OF LOSSES

     Losses incurred on the sale of securities by the Master Fund to another Master Fund may be disallowed if, as of the date of sale, the same persons (or, in the case of a sale of securities by the Master Fund to another Master Fund organized as a corporation (a "Corporate Master Fund"), five or fewer persons) own directly or indirectly more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of the Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule. In applying these attribution rules to the sale of securities by the Master Fund to another Corporate Master Fund, only shareholders that own 5% or more of the shares of the Portfolio are considered to own the shares of the corresponding Master Fund in proportion to their ownership of Portfolio shares.

REDEMPTION OF PORTFOLIO SHARES

     Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), gain from the sale of shares of the Master Fund or the Portfolio held for more than five years may be subject to a reduced rate of tax.

     Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares. All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

     To the extent the Master Fund invests in certain U.S. Government obligations, dividends received by the Portfolio from this interest income and distributed to shareholders will not be exempt from state or local personal income taxes by virtue of the federal income status of the Master Fund as a corporation for federal income tax purposes.

COMPLEX SECURITIES

     The Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by the Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Master Fund or defer the Master Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

     The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

     The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 2001, contains additional performance information. A copy of the annual report is available upon request and without charge.

     Quotations of the annualized percentage total returns for the one-, five-, and ten-year periods ended December 31, 2001 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

     For the purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

        n
P(1 + T)  = ERV

where:

     P   = a hypothetical initial payment of $1,000

     T   = average annual total return

     n   = number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

     In addition to the standardized method of calculating performance required by the SEC, the Portfolio and Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

     The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, are the Fund's independent certified public accountants. They audit the Fund's annual financial statements. The audited financial statements and financial highlights of the Portfolio for the fiscal year ended November 30, 2001, as set forth in the

Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     The audited financial statements of the Master Fund for the fiscal year ended November 30, 2001, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     A shareholder may obtain a copy of the reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                      DFA INTERNATIONAL VALUE PORTFOLIO II

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 30, 2002

     This statement of additional information (SAI) is not a prospectus but should be read in conjunction with the prospectus of DFA International Value Portfolio II (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated March 30, 2002, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing or calling the Shareholder Services Agent for your employer's plan.


                                TABLE OF CONTENTS


PORTFOLIO CHARACTERISTICS AND POLICIES                                  2
BROKERAGE TRANSACTIONS                                                  2
INVESTMENT LIMITATIONS                                                  3
FUTURES CONTRACTS                                                       5
CASH MANAGEMENT PRACTICES                                               5
CONVERTIBLE DEBENTURES                                                  6
DIRECTORS AND OFFICERS                                                  6
SERVICES TO THE FUND                                                   10
ADVISORY FEES                                                          12
GENERAL INFORMATION                                                    13
CODES OF ETHICS                                                        13
SHAREHOLDER RIGHTS                                                     13
PRINCIPAL HOLDERS OF SECURITIES                                        13
PURCHASE OF SHARES                                                     14
REDEMPTION OF SHARES                                                   14
TAXATION OF THE PORTFOLIO                                              14
CALCULATION OF PERFORMANCE DATA                                        16
FINANCIAL STATEMENTS                                                   18

                     PORTFOLIO CHARACTERISTICS AND POLICIES

     The following information supplements the information set forth in the prospectus. Unless otherwise indicated, the following information applies to the DFA International Value Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust") and to the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

     The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

     Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.

                             BROKERAGE TRANSACTIONS

     During the fiscal years ended November 30, 2001, 2000, and 1999, the Master Fund paid brokerage commissions of $386,725, $376,232, and $480,344, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund.

     Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.

     Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to assets under its management.

     The Advisor places buy and sell orders on Instinet when the Advisor determines that the securities may not be available from other sources at a more favorable price. Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the Master Fund, by trading through Instinet, could pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

     During fiscal year 2001, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $62,081 with respect to securities transactions valued at $52,976,461. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.

     The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities or currencies from the Master Fund to satisfy the Portfolio's redemption request.

                             INVESTMENT LIMITATIONS

     The Portfolio has adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of the Master Fund are the same as those of the Portfolio.

     The Portfolio will not:

     (1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

     (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     (3) as to 75% of its total assets, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result of more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

     (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (5) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and, then, in no event in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

     (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

     (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

     (8) engage in the business of underwriting securities issued by others;

     (9) invest for the purpose of exercising control over management of any company;

     (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

     (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

     (13) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs, except as described in (1) above;

     (14) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holding of equity securities;

     (15) purchase securities on margin or sell short;

     (16) acquire more than 10% of the voting securities of any issuer; or

     (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted by the 1940 Act.

     The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

     The investment limitations described in (1) and (15) above do not prohibit the Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

     Although (2) above prohibits cash loans, the Portfolio is authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.

     Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities. Although not a fundamental policy subject to shareholder approval, the Portfolio (indirectly through its investment in the Master Fund) does not intend to invest more than 15% of its net assets in illiquid securities.

     The Master Fund may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While the Master Fund has retained authority to buy and sell financial futures contracts and options thereon, it has no present intention to do so.

     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Master Fund owns, and does not include assets which the Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Master Fund will exclude from its total assets those assets which represent collateral received by the Master Fund for its securities lending transactions.

     Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of the Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.

                                FUTURES CONTRACTS

     The Master Fund may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Fund expects to earn income on its margin deposits. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the U.S. Securities and Exchange Commission ("SEC"), the Master Fund may be required to maintain segregated accounts consisting of liquid assets, such as cash or liquid securities (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                            CASH MANAGEMENT PRACTICES

     The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.

     The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible: fixed income obligations such as money market instruments; index futures contracts and options thereon. Under normal circumstances, they do not expect to invest more than 20% of their assets in such investments.

     To the extent that they invest in futures contracts and options thereon for other than bona fide hedging purposes, they will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                             CONVERTIBLE DEBENTURES

     The Master Fund may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies located in countries where it is permitted to invest. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Master Fund may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the Master Fund upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Master Fund with opportunities which are consistent with the Master Fund' investment objective and policies.

                             DIRECTORS AND OFFICERS

DIRECTORS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. The Directors of the Fund, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

     The Board has an Audit Committee comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee for the Board oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and other oversight functions as requested by the Board. The Audit Committee for the Board also acts as a liaison between the Fund's independent certified public accountants and the full Board. There were two Audit Committee meetings for the Fund held during the fiscal year ended November 30, 2001.

     Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director's experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

DISINTERESTED DIRECTORS


                                  TERM OF
                                 OFFICE(1)
                                    AND                                                   PORTFOLIOS WITHIN
                                  LENGTH                                                    THE DFA FUND
                                    OF                                                        COMPLEX(2)      OTHER DIRECTORSHIPS OF
NAME, AGE AND ADDRESS  POSITION   SERVICE   PRINCIPAL OCCUPATION DURING PAST 5 YEARS          OVERSEEN         PUBLIC COMPANIES HELD
---------------------  --------  ---------  ------------------------------------------    ------------------  ----------------------
George M.              Director    Since    Leo Melamed Professor of Finance, Graduate    87 portfolios in 4
Constantinides                     1993     School of Business, University of Chicago.    investment
1101 E. 58th Street                                                                       companies
Chicago, IL 60637
Date of Birth:
9/22/47

                                  TERM OF
                                 OFFICE(1)
                                    AND                                                   PORTFOLIOS WITHIN
                                  LENGTH                                                    THE DFA FUND
                                    OF                                                        COMPLEX(2)      OTHER DIRECTORSHIPS OF
NAME, AGE AND ADDRESS  POSITION   SERVICE   PRINCIPAL OCCUPATION DURING PAST 5 YEARS          OVERSEEN         PUBLIC COMPANIES HELD
---------------------  --------  ---------  ------------------------------------------    ------------------  ----------------------
John P. Gould          Director    Since    Steven G. Rothmeier Distinguished Service     87 portfolios in    Trustee, Harbor Fund
1101 E. 58th Street                1993     Professor of Economics, Graduate School of    4 investment        (registered investment
Chicago, IL 60637                           Business, University of Chicago.  Principal   companies           company) (13
Date of Birth:                              and Executive Vice President, Lexecon Inc.                        Portfolios).
1/19/39                                     (economics, law, strategy and finance
                                            consulting). Formerly, President, Cardean
                                            University (division of UNext.com).
                                            Member of the Boards of Milwaukee Mutual
                                            Insurance Company and UNext.com.  Formerly,
                                            Trustee, First Prairie Funds (registered
                                            investment company).

Roger G. Ibbotson      Director    Since    Professor in Practice of Finance, Yale        87 portfolios in
Yale School of                     1993     School of Management.  Director, BIRR         4 investment
Management                                  Portfolio Analysis, Inc. (software            companies
P.O. Box 208200                             products).  Chairman, Ibbotson Associates,
New Haven, CT                               Inc., Chicago, IL (software, data,
06520-8200                                  publishing and consulting).  Partner, Zebra
Date of Birth:                              Capital Management, LLC (hedge fund
5/27/43                                     manager).   Formerly, Director, Hospital
                                            Fund, Inc. (investment management services).

Myron S. Scholes       Director    Since    Frank E. Buck Professor Emeritus of           87 portfolios in    Director, American
Oak Hill Capital                   1993     Finance, Stanford University.  Partner, Oak   4 investment        Century Fund Complex
Management, Inc.                            Hill Capital Management.  Chairman, Oak       companies           (registered investment
2775 Sand Hill Road                         Hill Platinum Partners.  Director,                                companies) (38
Suite 220                                   Financial Engines.  Director, Chicago                             Portfolios).
Menlo Park, CA                              Mercantile Exchange.  Consultant, Arbor
94025                                       Investors.  Formerly, Director, Smith
Date of Birth:                              Breeden Family of Funds and Partner,
7/01/41                                     Long-Term Capital Management.

Abbie J. Smith         Director    Since    Marvin Bower Fellow, Harvard Business         87 portfolios in    Director, HON
425 Morgan Hall                    2000     School (9/01 to 8/02).  Boris and Irene       4 investment        Industries Inc.(office
Soldiers Field,                             Stern Professor of Accounting, Graduate       companies           furniture).
Boston, MA 02163                            School of Business, University of Chicago.
Date of Birth:
4/30/53


INTERESTED DIRECTORS

     The following Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the 1940 Act, due to their positions with the Advisor.


                                        TERM OF
                                        OFFICE(1)                                             PORTFOLIOS
                                          AND                                                WITHIN THE
                                         LENGTH                                               DFA FUND
                                          OF        PRINCIPAL OCCUPATION DURING PAST 5        COMPLEX(2)     OTHER DIRECTORSHIPS OF
NAME, AGE AND ADDRESS     POSITION      SERVICE                    YEARS                      OVERSEEN       PUBLIC COMPANIES HELD
---------------------     --------      ---------  ------------------------------------     -------------    -----------------------
David G. Booth            Director,      Since     President, Chairman-Chief Executive      87 portfolios    Director, Assante
1299 Ocean Avenue         President       1992     Officer and Director of the following    in 4             Corporation (investment
Santa Monica, CA          and                      companies: Dimensional Fund Advisors     investment       management).
90401                     Chairman -               Inc., DFA Securities Inc., DFA           companies
Date of Birth:            Chief                    Australia Limited, DFA Investment
12/02/46                  Executive                Dimensions Group Inc. and Dimensional
                          Officer                  Emerging Markets Value Fund Inc.
                                                   Trustee, President and Chairman-Chief
                                                   Executive Officer of The DFA
                                                   Investment Trust Company. President,
                                                   Dimensional Fund Advisors Ltd.
                                                   Director, Dimensional Funds PLC.
                                                   Limited Partner, Oak Hill Partners.
                                                   Formerly, Director, SA Funds
                                                   (registered investment company).

                                        TERM OF
                                        OFFICE(1)                                             PORTFOLIOS
                                          AND                                                WITHIN THE
                                         LENGTH                                               DFA FUND
                                          OF        PRINCIPAL OCCUPATION DURING PAST 5        COMPLEX(2)     OTHER DIRECTORSHIPS OF
NAME, AGE AND ADDRESS     POSITION      SERVICE                    YEARS                      OVERSEEN       PUBLIC COMPANIES HELD
---------------------     --------      ---------  ------------------------------------     -------------    -----------------------
Rex A. Sinquefield*       Director,      Since     Chairman-Chief Investment Officer and    87 portfolios
1299 Ocean Avenue         Chairman-      1992      Director, Dimensional Fund Advisors      in 4
Santa Monica, CA          Chief                    Inc., DFA Securities Inc., DFA           investment
90401                     Investment               Investment Dimensions Group Inc. and     companies
Date of Birth:            Officer                  Dimensional Emerging Markets Value
9/07/44                                            Fund Inc.  Trustee, Chairman-Chief
                                                   Investment Officer, The DFA Investment
                                                   Trust Company.  Chairman and Director,
                                                   Dimensional Fund Advisors Ltd.
                                                   Director and Chief Investment Officer,
                                                   DFA Australia Ltd. Director,
                                                   Dimensional Funds PLC.  Trustee, St.
                                                   Louis University. Life Trustee and
                                                   Member of Investment Committee, DePaul
                                                   University. Director, The German St.
                                                   Vincent Orphan Home. Member of
                                                   Investment Committee, Archdiocese of St.
                                                   Louis.


(1) Each Director holds office for an indefinite term until his or her successor is elected and qualified.

(2) Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: the Fund; DFA Investment Dimensions Group Inc.; The DFA Investment Trust Company; and Dimensional Emerging Markets Value Fund Inc.

*    Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Information relating to each Director's ownership (including the ownership of his or her immediate family) in the Portfolio of the Fund and in all registered investment companies in the DFA Fund Complex as of December 31, 2001 is set forth in the chart below.


                                                                              AGGREGATE DOLLAR RANGE OF SHARES OWNED
                                                                              IN ALL FUNDS OVERSEEN BY DIRECTOR IN
         NAME                         DOLLAR RANGE OF FUND SHARES OWNED           FAMILY OF INVESTMENT COMPANIES
-------------------------             ---------------------------------       --------------------------------------
DISINTERESTED DIRECTORS:
George M. Constantinides                            None                                       None
John P. Gould                                       None                                       None
Roger G. Ibbotson                                   None                                       None
Myron S. Scholes                                    None                                  $10,001-50,000
Abbie J. Smith                                      None                                       None

INTERESTED DIRECTORS:
David G. Booth                                      None                                  Over $100,000
Rex A. Sinquefield                                  None                                  Over $100,000


     Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 2001 and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                                                                                       TOTAL COMPENSATION
                                                                AGGREGATE                   FROM FUND
                                                              COMPENSATION                AND DFA FUND
DIRECTOR                                                      FROM THE FUND                 COMPLEX+
------------------------                                      -------------            ------------------
George M. Constantinides                                         $3,515                     $52,500
John P. Gould                                                    $3,415                     $51,000
Roger G. Ibbotson                                                $3,515                     $52,500
Myron S. Scholes                                                 $3,415                     $51,000
Abbie J. Smith                                                   $3,515                     $52,500

+ The term DFA Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.

OFFICERS

     Below is the name, age, information regarding positions with the Fund and the principal occupation for each officer of the Fund. Each of the officers listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, Dimensional Fund Advisors Ltd., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Emerging Markets Value Fund Inc. (collectively, the "DFA Entities").


                                                         TERM OF
                                                        OFFICE(1)
                                                           AND
                                                         LENGTH
                                                           OF
 NAME, AGE AND ADDRESS              POSITION            SERVICE     PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-----------------------         -------------------     ---------   ----------------------------------------
Arthur H.F. Barlow              Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1993
Date of Birth: 11/07/55

Valerie A. Brown                Vice President and        Since     Vice President and Assistant Secretary of all the DFA
Santa Monica, CA                Assistant Secretary       2001      Entities.  Prior to April 2001, legal counsel for DFA (since
                                                                    March 2000).  Associate, Jones, Day, Reavis & Pogue from
                                                                    October 1991 to February 2000.

Truman A. Clark                 Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1996      Fund Advisors Ltd.
Date of Birth: 4/08/41

James L. Davis                  Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1999      Fund Advisors Ltd.  Formerly at Kansas State University,
Date of Birth: 11/29/56                                             Arthur Anderson & Co., Phillips Petroleum Co.

Robert T. Deere                 Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1994
Date of Birth: 10/08/57

Robert W. Dintzner              Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd.  Prior to April 2001, marketing supervisor
Date of Birth: 3/18/70                                              and marketing coordinator for DFA.

Richard A. Eustice              Vice President and        Since     Vice President and Assistant Secretary of all the DFA Entities,
Santa Monica, CA                Assistant Secretary       1998      except Dimensional Fund Advisors Ltd.
Date of Birth: 8/05/65

Eugene F. Fama, Jr.             Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1993      Fund Advisors Ltd.
Date of Birth: 1/21/61

Robert M. Fezekas               Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited.  Prior to
Date of Birth: 10/28/70                                             December 2001, Portfolio Manager.

Glenn S. Freed                  Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited.  Formerly,
Date of Birth: 11/24/61                                             Professor and Associate Dean of the Leventhal School of
                                                                    Accounting (September 1998 to August 2001) and Academic
                                                                    Director Master of Business Taxation Program (June 1996 to
                                                                    August 2001) at the University of Southern California Marshall
                                                                    School of Business.

Henry F. Gray                   Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2000      Fund Advisors Ltd.  Prior to July 2000, portfolio manager.
Date of Birth: 9/22/67

Kamyab Hashemi-Nejad            Vice President,           Since     Vice President, Controller and Assistant Treasurer, of all
Santa Monica, CA                Controller and            1997      the DFA Entities.
Date of Birth: 1/22/61          Assistant Treasurer

Stephen P. Manus                Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1997      Fund Advisors Ltd.

Karen E. McGinley               Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1997
Date of Birth: 3/10/66

                                                         TERM OF
                                                        OFFICE(1)
                                                           AND
                                                         LENGTH
                                                           OF
 NAME, AGE AND ADDRESS              POSITION            SERVICE     PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-----------------------         -------------------     ---------   ----------------------------------------
Catherine L. Newell             Vice President and        Since     Vice President and Secretary of all the DFA Entities, except
Santa Monica, CA                Secretary                 2000      DFA Australia Limited for which she is Vice President and
Date of Birth: 5/07/64                                              Assistant Secretary.  Director, Dimensional Funds PLC. Vice
                                                                    President and Assistant Secretary of all the DFA Entities
                                                                    (1997-2000).

David A. Plecha                 Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1993
Date of Birth: 10/26/61

Andrew E. Rasmusen              Vice President            Since     Vice President of all the DFA Entities except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd.  Prior to April 2001, investment
Date of Birth: 1/26/62                                              management, client service manager for DFA (Since
                                                                    October 2000).  Investment manager researcher and consultant for InvestorForce, Inc. from October 1999 to October 2000 and for William M. Mercer Investment Consulting, Inc. from April
                                                                    1996 to October 1999.

George L. Sands                 Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1993
Date of Birth: 2/08/56

Michael T. Scardina             Vice President, Chief     Since     Vice President, Chief Financial Officer and Treasurer of all
Santa Monica, CA                Financial Officer and     1993      the DFA Entities.  Director, Dimensional Funds PLC.
Date of Birth: 10/12/55         Treasurer

David E. Schneider              Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited.  Prior to 2001
Date of Birth: 1/26/46                                              and currently, Regional Director of Dimensional Fund Advisors
                                                                    Inc.

John C. Siciliano               Vice President            Since     Vice President of all the DFA Entities.  Director,
Santa Monica, CA                                          2001      Dimensional Funds PLC.  Managing Principal, Payden & Rygel
Date of Birth: 8/24/54                                              Investment Counsel from April 1998 through December 2000 and
                                                                    Co-Head, North American Corporate Finance for Dresdner
                                                                    Kleinwort Benson N.A. from October 1995 to April 1998.

Jeanne C. Sinquefield, Ph.D.*   Executive Vice            Since     Executive Vice President of all the DFA Entities.
Santa Monica, CA                President                 1988
Date of Birth: 12/02/46

Carl G. Snyder                  Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2000      Fund Advisors Ltd.  Prior to July 2000, portfolio manager.
Date of Birth: 6/08/63

Weston J. Wellington            Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1997      Fund Advisors Ltd.
Date of Birth: 3/01/51

Daniel M. Wheeler               Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited.  Prior to 2001
Date of Birth: 3/03/45                                              and currently, Director of Financial Advisors Services of
                                                                    Dimensional Fund Advisors Inc.


(1) Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

*    Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

Directors and officers as a group own less than 1% of the Fund's outstanding stock.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

     The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. The annual fee paid monthly by the Portfolio to the Advisor for administrative services is .01% of the average monthly net assets of the Portfolio.

     Pursuant to the Expense Waiver and Assumption Agreement for the Portfolio, the Advisor has agreed to waive its administration fee and to assume the Portfolio's direct and indirect expenses (including the expenses the Portfolio bears as a shareholder of its Master Fund) to the extent necessary to limit the expenses of the Portfolio to 0.75% of its average net assets on an annualized basis. The Expense Waiver and Assumption Agreement will remain in effect for a period of one year from April 1, 2002 to April 1, 2003, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For additional information concerning the Expense Waiver and Assumption Agreement, see "Annual Fund Operating Expenses" in the prospectus. Prior to the institution of the contractual waiver described above, the Portfolio was subject to voluntary fee waiver and expense assumption arrangement at an identical rate. For the fiscal years ended November 30, 2001, 2000 and 1999, the Portfolio paid administrative fees to the Advisor of $4,000, $4,000 and $4,000, respectively.

     The Fund intends to enter into shareholder service agreements with certain Shareholder Service Agents on behalf of the Portfolio. The Shareholder Service Agents ordinarily will include (i) with respect to participants in a 401(k) plan that invests in the Portfolio, the person designated to service the employer's plan and (ii) institutions whose clients, customers or members invest in the Portfolio. The service to be provided under the shareholder service agreements may include any of the following: shareholder recordkeeping; sending statements to shareholders reflecting account activities such as purchases, redemptions and dividend payments; responding to shareholder inquiries regarding their accounts; tax reporting with respect to dividends, distributions and redemptions; receiving, aggregating and processing shareholder orders; and providing the Portfolio with information necessary for the Fund to comply with the state securities laws. The fee paid by the Portfolio to the Shareholder Services Agent of each employer plan or institution is an annual rate of .10% of the aggregate daily value of all shares held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.

     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. PFPC's charges for its services to feeder portfolios are based on the number of feeder portfolios investing in each Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. The Portfolio invests in a Master Fund that is taxed as a corporation. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders.

CUSTODIANS

     PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolio. Citibank, N.A., 111 Wall Street, New York, New York 10005, is the global custodian for the Master Fund. The custodians maintain a separate account or accounts for the Portfolio and Master Fund; receive, hold and release portfolio securities on account of the Portfolio and Master Fund; make receipts and disbursements of money on behalf of the Portfolio and Master Fund; and collect and receive income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

     The Fund acts as distributor of each series of its own shares of stock. The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP are the independent certified public accountants to the Fund and audit the annual financial statements of the Fund. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301.

                                  ADVISORY FEES

     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 2001, 2000, and 1999, the Master Fund paid advisory fees of $2,801,000, $3,237,000, and $3,481,000, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

     In approving the continuation of the advisory agreement for the Master Fund, the Board of Trustees, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor (the "Disinterested Trustees"), considered a number of factors, including: (i) the nature, extent and quality of services provided by the Advisor to the Master Fund; (ii) the fees and expenses borne by the Master Fund; and (iii) the performance of the Master Fund relative to a selected peer group of funds. When considering the nature and quality of the services provided by the Advisor, the Board of Trustees reviewed the scope, depth and experience of the Advisor's organization and the investment professionals currently providing management services to the Master Fund. The Board of Trustees evaluated the Advisor's portfolio management process. The Board of Trustees also considered the nature and character of non-investment management services provided by the Advisor. When considering the fees and expenses borne by the Master Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Master Fund and any additional benefits received by the Advisor (or its affiliates) in connection with providing such services, the Board of Trustees compared the fees charged by the Advisor to the Master Fund to the fees charged the funds in its peer group for comparable services, and analyzed the expenses incurred by the Advisor with respect to the Master Fund. The Board of Trustees also reviewed the Advisor's operations, financial condition, and financial results in managing the Master Fund. The Board of Trustees noted, among other things, that the Master Fund's management fees and total expenses as a percentage of its average net assets over various periods were highly favorable in relation to its peer group of funds. In considering the performance of the Master Fund, the Board of Trustees compared the performance of the Master Fund to the performance of a peer group of funds, and also reviewed the sales and redemption activity of the Master Fund. After requesting and reviewing such materials as it deemed necessary, the Board of Trustees concluded that the management fees of the Master Fund are fair, both absolutely and in comparison with those of other funds in its peer group and the industry at large, and that shareholders have received reasonable value in return for paying such fees and expenses. The Board of Trustees, including the Disinterested Trustees, therefore concluded that the continuation of the advisory agreement was in the best interests of the Master Fund and its shareholders.

                               GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.

                                 CODES OF ETHICS

     The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Master Fund. In addition, the Advisor has adopted a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolio and Master Fund, and their shareholders, with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.

                               SHAREHOLDER RIGHTS

     The shares of the Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act, or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever the Portfolio, as an investor in its Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

     Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

                         PRINCIPAL HOLDERS OF SECURITIES

         As of February 28, 2002, the following person beneficially owned 5% or more of the outstanding stock of the Portfolio:


   BellSouth Corporation                                          100%
   State Street Bank and Trust Co. as Trustee*
   105 Rosemont Street
   Westwood, MA  02090


   *Owner of record only

                               PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days that the NYSE is closed, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio. Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

     Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolio, which is currently sold at net asset value. Any such charges will be described in the prospectus.

                              REDEMPTION OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

                            TAXATION OF THE PORTFOLIO

     The following is a summary of some of the federal income tax consequences that may affect the Portfolio. Unless your investment in the Portfolio is through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser. The tax consequences described below may be affected by special rules because the Portfolio invests substantially all of its assets in the Master Fund, which is taxable as a corporation for federal income tax purposes. These rules could affect the amount, timing, and character of income distributed to shareholders of the Portfolio.

DISTRIBUTION OF NET INCOME

     The Portfolio receives income generally in the form of dividends earned by the Master Fund on its investments. This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

     The Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from the Master Fund's net short-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as ordinary income, and distributions from the Master Fund's net long-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as long-term capital gain. Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio.

     Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), capital gain distributions made by the Portfolio that are derived from the Master Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

     The Portfolio invests in a Master Fund taxable as a corporation and will not be permitted to pass through a credit or deduction for foreign withholding taxes that the Master Fund pays.

     Most foreign exchange gains derived from the sale of debt instruments by the Master Fund are treated as ordinary income to the Portfolio. Similarly, foreign exchange losses derived from the sale of debt instruments by the Master Fund are generally treated as ordinary losses. These gains, when distributed, will be taxable to shareholders as ordinary dividends, and any losses will reduce the Portfolio's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce the Portfolio's ordinary income distributions to shareholders, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

     The Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient distributions in December (or January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.

DIVIDENDS-RECEIVED DEDUCTION

     Dividends received by the Portfolio will generally be earned on portfolio securities of non-U.S. issuers and are not expected to qualify for the corporate dividends-received deduction.

LIMITATION ON DEDUCTIBILITY OF LOSSES

     Losses incurred on the sale of securities by the Master Fund to another Master Fund may be disallowed if, as of the date of sale, the same persons (or, in the case of a sale of securities by the Master Fund to another Master

Fund organized as a corporation (a "Corporate Master Fund"), five or fewer persons) own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of the Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule. In applying these attribution rules to the sale of securities by the Master Fund to a Corporate Master Fund, only shareholders that own 5% or more of the shares of the Portfolio are considered to own the shares of the corresponding Corporate Master Fund in proportion to their ownership of Portfolio shares.

REDEMPTION OF PORTFOLIO SHARES

     Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), gain from the sale of shares of the Master Fund or Portfolio held for more than five years may be subject to a reduced rate of tax.

     Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares. All or a portion of any loss that a shareholder realizes upon the redemption of the Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

     To the extent the Master Fund invests in certain U.S. government obligations, dividends received by the Portfolio from this interest income and distributed to shareholders will not be exempt from state or local personal income taxes by virtue of the federal income status of the Master Fund as a corporation.

COMPLEX SECURITIES

     The Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by the Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Master Fund, defer the Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio to U.S. federal income tax on income from certain of the Master Fund's foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

     The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.

                         CALCULATION OF PERFORMANCE DATA

     The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 2001, contains additional performance information. A copy of the annual report is available upon request and without charge.

     Rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio (and the Master Fund) as well as the performance of the local currency or currencies of the Portfolio.

     Quotations of the annualized percentage total returns for the one-, five-, and ten-year periods ended December 31, 2001 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

     For purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

        n
P(1 + T)   = ERV

where:

         P   =     a hypothetical initial payment of $1,000

         T   =     average annual total return

         n   =     number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

     In addition to the standardized method of calculating performance required by the SEC, the Portfolio and the Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

     The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, are the Fund's independent certified public accountants. They audit the Fund's annual financial statements. The audited financial statements and financial highlights of the Portfolio for the fiscal year ended November 30, 2001, as set forth in the Fund's annual report to shareholders of the Portfolio, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     The audited financial statements of the Master Fund for the fiscal year ended November 30, 2001, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                        U.S. LARGE CAP VALUE PORTFOLIO II


                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 30, 2002


     This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of U.S. Large Cap Value Portfolio II (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated March 30, 2002, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.


                                TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES                                2
BROKERAGE TRANSACTIONS                                                2
INVESTMENT LIMITATIONS                                                3
FUTURES CONTRACTS                                                     5
CASH MANAGEMENT PRACTICES                                             5
DIRECTORS AND OFFICERS                                                6
SERVICES TO THE FUND                                                  9
ADVISORY FEES                                                        11
GENERAL INFORMATION                                                  12
CODES OF ETHICS                                                      12
SHAREHOLDER RIGHTS                                                   12
PRINCIPAL HOLDERS OF SECURITIES                                      13
PURCHASE OF SHARES                                                   13
REDEMPTION OF SHARES                                                 14
TAXATION OF THE PORTFOLIO                                            14
CALCULATION OF PERFORMANCE DATA                                      16
FINANCIAL STATEMENTS                                                 17

                     PORTFOLIO CHARACTERISTICS AND POLICIES

     The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the U.S. Large Cap Value Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust") and the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

     The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

     Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the Master Fund's assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.


                             BROKERAGE TRANSACTIONS

     During the fiscal years ended November 30, 2001, 2000, and 1999, the Master Fund paid brokerage commissions of $589,100, $1,878,270, and $2,492,821, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund.

     Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.

     Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to assets under its management. During fiscal year 2001, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $133,985 with respect to securities transactions valued at $85,987,146. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.

     The over-the-counter market companies eligible for purchase by the Master Fund may be thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, electronic communication networks ("ECNs") and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

     The Advisor places buy and sell orders on an ECN when the Advisor determines that the securities may not be available from other sources at a more favorable price. ECNs, such as Instinet, are electronic information and communication networks whose subscribers include most market makers as well as many institutions. ECNs charge a commission for each trade executed on their systems. For example, on any given trade, the Master Fund, by trading through an ECN, could pay a spread to a dealer on the other side of the trade plus a commission to the ECN. However, placing a buy (or sell) order on an ECN communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

     The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities from the Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

     The Portfolio has adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of the Master Fund are the same as those of the Portfolio.

     The Portfolio will not:

     (1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

     (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     (3) as to 75% of its total assets, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

     (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets , or pledge more than 33% of such assets to secure such loans;

     (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

     (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

     (8)  engage in the business of underwriting securities issued by others;

     (9) invest for the purpose of exercising control over management of any company;

     (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

     (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

     (13) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs, except as provided in (1) above;

     (14) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holdings of equity securities;

     (15) purchase securities on margin or sell short;

     (16) acquire more than 10% of the voting securities of any issuer, provided that this limitation applies only to 75% of the assets of the Portfolio; or

     (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 ("1940 Act"), except to the extent permitted by the 1940 Act.

     The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

     The investment limitations described in (1) and (15) above do not prohibit the Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

     Although (2) above prohibits cash loans, the Portfolio is authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.

     Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities. Although not a fundamental policy subject to shareholder approval, the Portfolio (indirectly through its investment in the Master Fund) does not intend to invest more than 15% of its net assets in illiquid securities.

     While the Master Fund has retained authority to buy and sell financial futures contracts and options thereon, it has no present intention to do so.

     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

     Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of the Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund's to dispose of an investment until the Advisor determines that it is practicable to sell or close out the position without undue market or tax consequences.


                                FUTURES CONTRACTS

     The Master Fund may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange, and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Fund expects to earn income on its margin deposits. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Portfolio or Master Fund may be required to maintain segregated accounts consisting of liquid assets such as cash, U.S. government securities, or other high grade debt obligations (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


                            CASH MANAGEMENT PRACTICES

     The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the Portfolio and Master Fund may invest a portion of its assets, ordinarily not more than 20%, in high quality, highly liquid fixed income securities. The 20% guideline is not an absolute limitation but the Portfolio and Master Fund do not expect to exceed this guideline under normal circumstances.

     The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund or Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                             DIRECTORS AND OFFICERS

DIRECTORS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. The Directors of the Fund, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

     The Board has an Audit Committee comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee for the Board oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and other oversight functions as requested by the Board. The Audit Committee for the Board also acts as a liaison between the Fund's independent certified public accountants and the full Board. There were two Audit Committee meetings for the Fund held during the fiscal year ended November 30, 2001.

     Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director's experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

DISINTERESTED DIRECTORS


                                     TERM OF
                                    OFFICE(1)
                                       AND                                           PORTFOLIOS WITHIN
                                     LENGTH                                            THE DFA FUND
  NAME, AGE AND                        OF     PRINCIPAL OCCUPATION DURING PAST 5        COMPLEX(2)       OTHER DIRECTORSHIPS OF
     ADDRESS           POSITION      SERVICE                 YEARS                        OVERSEEN       PUBLIC COMPANIES HELD
  -------------        --------     --------- ----------------------------------     -----------------   ----------------------
George M.              Director     Since     Leo Melamed Professor of Finance,      87 portfolios in 4
Constantinides                      1993      Graduate School of Business,           investment
1101 E. 58th Street                           University of Chicago.                 companies
Chicago, IL 60637
Date of Birth:
9/22/47

John P. Gould          Director     Since     Steven G. Rothmeier Distinguished      87 portfolios in    Trustee, Harbor Fund
1101 E. 58th Street                 1993      Service Professor of Economics,        4 investment        (registered investment
Chicago, IL 60637                             Graduate School of Business,           companies           company) (13 Portfolios).
Date of Birth:                                University of Chicago.  Principal
1/19/39                                       and Executive Vice President,
                                              Lexecon Inc. (economics, law,
                                              strategy and finance consulting).
                                              Formerly, President, Cardean
                                              University (division of
                                              UNext.com).   Member of the Boards
                                              of Milwaukee Mutual Insurance
                                              Company and UNext.com.  Formerly,
                                              Trustee, First Prairie Funds
                                              (registered investment company).

Roger G. Ibbotson      Director     Since     Professor in Practice of Finance,      87 portfolios in
Yale School of                      1993      Yale School of Management.             4 investment
Management                                    Director, BIRR Portfolio Analysis,     companies
P.O. Box 208200                               Inc. (software products).  Chairman,
New Haven, CT                                 Ibbotson Associates, Inc., Chicago,
06520-8200                                    IL (software, data, publishing and
Date of Birth:                                consulting).  Partner, Zebra Capital
5/27/43                                       Management, LLC (hedge fund
                                              manager).   Formerly, Director,
                                              Hospital Fund, Inc. (investment
                                              management services).

                                     TERM OF
                                    OFFICE(1)
                                       AND                                           PORTFOLIOS WITHIN
                                     LENGTH                                            THE DFA FUND
  NAME, AGE AND                        OF     PRINCIPAL OCCUPATION DURING PAST 5        COMPLEX(2)       OTHER DIRECTORSHIPS OF
     ADDRESS           POSITION      SERVICE                 YEARS                        OVERSEEN       PUBLIC COMPANIES HELD
  -------------        --------     --------- ----------------------------------     -----------------   ----------------------
Myron S. Scholes       Director     Since     Frank E. Buck Professor Emeritus of    87 portfolios in    Director, American Century
Oak Hill Capital                    1993      Finance, Stanford University.          4 investment        Fund Complex (registered
Management, Inc.                              Partner, Oak Hill Capital              companies           investment companies) (38
2775 Sand Hill Road                           Management.  Chairman, Oak Hill                            Portfolios).
Suite 220                                     Platinum Partners.  Director,
Menlo Park, CA                                Financial Engines.  Director,
94025                                         Chicago Mercantile Exchange.
Date of Birth:                                Consultant, Arbor Investors.
7/01/41                                       Formerly, Director, Smith Breeden
                                              Family of Funds and Partner,
                                              Long-Term Capital Management.

Abbie J. Smith         Director     Since     Marvin Bower Fellow, Harvard           87 portfolios in    Director, HON Industries
425 Morgan Hall                     2000      Business School (9/01 to 8/02).        4 investment        Inc. (office furniture).
Soldiers Field,                               Boris and Irene Stern Professor of     companies
Boston, MA 02163                              Accounting, Graduate School of
Date of Birth:                                Business, University of Chicago.
4/30/53


INTERESTED DIRECTORS

     The following Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the 1940 Act, due to their positions with the Advisor.


                                       TERM OF
                                      OFFICE(1)                                          PORTFOLIOS
                                         AND                                             WITHIN THE
                                       LENGTH                                             DFA FUND
 NAME, AGE AND                           OF     PRINCIPAL OCCUPATION DURING PAST 5       COMPLEX(2)       OTHER DIRECTORSHIPS OF
    ADDRESS            POSITION        SERVICE                 YEARS                      OVERSEEN        PUBLIC COMPANIES HELD
 -------------         --------       --------- ----------------------------------       ----------       ----------------------
David G. Booth         Director,      Since     President, Chairman-Chief Executive      87 portfolios    Director, Assante
1299 Ocean Avenue      President      1992      Officer and Director of the following     in 4            Corporation (investment
Santa Monica, CA       and                      companies: Dimensional Fund Advisors     investment       management).
90401                  Chairman -               Inc., DFA Securities Inc., DFA           companies
Date of Birth:         Chief                    Australia Limited, DFA Investment
12/02/46               Executive                Dimensions Group Inc. and Dimensional
                       Officer                  Emerging Markets Value Fund Inc.
                                                Trustee, President and Chairman-Chief
                                                Executive Officer of The DFA
                                                Investment Trust Company. President,
                                                Dimensional Fund Advisors Ltd.
                                                Director, Dimensional Funds PLC.
                                                Limited Partner, Oak Hill Partners.
                                                Formerly, Director, SA Funds
                                                (registered investment company).

Rex A. Sinquefield*    Director,      Since     Chairman-Chief Investment Officer and    87 portfolios
1299 Ocean Avenue      Chairman-      1992      Director, Dimensional Fund Advisors      in 4
Santa Monica, CA       Chief                    Inc., DFA Securities Inc., DFA           investment
90401                  Investment               Investment Dimensions Group Inc. and     companies
Date of Birth:         Officer                  Dimensional Emerging Markets Value
9/07/44                                         Fund Inc.  Trustee, Chairman-Chief
                                                Investment Officer, The DFA Investment
                                                Trust Company.  Chairman and Director,
                                                Dimensional Fund Advisors Ltd.
                                                Director and Chief Investment Officer,
                                                DFA Australia Ltd.  Director,
                                                Dimensional Funds PLC. Trustee, St.
                                                Louis University. Life Trustee and
                                                Member of Investment Committee, DePaul
                                                University. Director, The
                                                German St. Vincent Orphan Home. Member
                                                of Investment Committee, Archdiocese
                                                of St. Louis.


(1) Each Director holds office for an indefinite term until his or her successor is elected and qualified.

(2) Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: the Fund; DFA Investment Dimensions Group Inc.; The DFA Investment Trust Company; and Dimensional Emerging Markets Value Fund Inc.

* Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Information relating to each Director's ownership (including the ownership of his or her immediate family) in the Portfolio of the Fund and in all registered investment companies in the DFA Fund Complex as of December 31, 2001 is set forth in the chart below.


                                                                                  AGGREGATE DOLLAR RANGE OF SHARES OWNED
                                                                                  IN ALL FUNDS OVERSEEN BY DIRECTOR IN
              NAME                     DOLLAR RANGE OF FUND SHARES OWNED              FAMILY OF INVESTMENT COMPANIES
              ----                     ---------------------------------          --------------------------------------
     DISINTERESTED DIRECTORS:
     George M. Constantinides                         None                                       None
     John P. Gould                                    None                                       None
     Roger G. Ibbotson                                None                                       None
     Myron S. Scholes                                 None                                  $10,001-50,000
     Abbie J. Smith                                   None                                       None

     INTERESTED DIRECTORS:
     David G. Booth                                   None                                  Over $100,000
     Rex A. Sinquefield                               None                                  Over $100,000


     Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 2001 and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                                                            TOTAL COMPENSATION
                                    AGGREGATE                   FROM FUND
                                  COMPENSATION                AND DFA FUND
     DIRECTOR                     FROM THE FUND                 COMPLEX+
     --------                     -------------             ------------------
     George M. Constantinides        $3,515                     $52,500
     John P. Gould                   $3,415                     $51,000
     Roger G. Ibbotson               $3,515                     $52,500
     Myron S. Scholes                $3,415                     $51,000
     Abbie J. Smith                  $3,515                     $52,500


     +The term DFA Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.

OFFICERS

     Below is the name, age, information regarding positions with the Fund and the principal occupation for each officer of the Fund. Each of the officers listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, Dimensional Fund Advisors Ltd., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Emerging Markets Value Fund Inc. (collectively, the "DFA Entities").


                                                         TERM OF
                                                        OFFICE(1)
                                                           AND
                                                         LENGTH
                                                           OF
NAME, AGE AND ADDRESS           POSITION                 SERVICE    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------           --------                ---------   ----------------------------------------
Arthur H.F. Barlow              Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1993
Date of Birth: 11/07/55

Valerie A. Brown                Vice President and        Since     Vice President and Assistant Secretary of all the DFA
Santa Monica, CA                Assistant Secretary       2001      Entities. Prior to April 2001, legal counsel for DFA
                                                                    (since March 2000).  Associate, Jones, Day, Reavis &
                                                                    Pogue from October 1991 to February 2000.

                                                         TERM OF
                                                        OFFICE(1)
                                                           AND
                                                         LENGTH
                                                           OF
NAME, AGE AND ADDRESS           POSITION                 SERVICE    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------           --------                ---------   ----------------------------------------
Truman A. Clark                 Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1996      Fund Advisors Ltd.
Date of Birth: 4/08/41

James L. Davis                  Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1999      Fund Advisors Ltd.  Formerly at Kansas State University,
Date of Birth: 11/29/56                                             Arthur Anderson & Co., Phillips Petroleum Co.

Robert T. Deere                 Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1994
Date of Birth: 10/08/57

Robert W. Dintzner              Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd.  Prior to April 2001, marketing supervisor
Date of Birth: 3/18/70                                              and marketing coordinator for DFA.

Richard A. Eustice              Vice President and        Since     Vice President and Assistant Secretary of all the DFA Entities,
Santa Monica, CA                Assistant Secretary       1998      except Dimensional Fund Advisors Ltd.
Date of Birth: 8/05/65

Eugene F. Fama, Jr.             Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1993      Fund Advisors Ltd.
Date of Birth: 1/21/61

Robert M. Fezekas               Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited.  Prior to
Date of Birth: 10/28/70                                             December 2001, Portfolio Manager.

Glenn S. Freed                  Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited.  Formerly,
Date of Birth: 11/24/61                                             Professor and Associate Dean of the Leventhal School of
                                                                    Accounting (September 1998 to August 2001) and Academic
                                                                    Director Master of Business Taxation Program (June 1996 to
                                                                    August 2001) at the University of Southern California Marshall
                                                                    School of Business.

Henry F. Gray                   Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2000      Fund Advisors Ltd.  Prior to July 2000, portfolio manager.
Date of Birth: 9/22/67

Kamyab Hashemi-Nejad            Vice President,           Since     Vice President, Controller and Assistant Treasurer, of all
Santa Monica, CA                Controller and            1997      the DFA Entities.
Date of Birth: 1/22/61          Assistant Treasurer

Stephen P. Manus                Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1997      Fund Advisors Ltd.

Karen E. McGinley               Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1997
Date of Birth: 3/10/66

Catherine L. Newell             Vice President and        Since     Vice President and Secretary of all the DFA Entities, except
Santa Monica, CA                Secretary                 2000      DFA Australia Limited for which she is Vice President and
Date of Birth: 5/07/64                                              Assistant Secretary.  Director, Dimensional Funds PLC.  Vice
                                                                    President and Secretary of all the DFA Entities (1997-2000).

David A. Plecha                 Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1993
Date of Birth: 10/26/61

Andrew E. Rasmusen              Vice President            Since     Vice President of all the DFA Entities except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd.  Prior to April 2001, investment
Date of Birth: 1/26/62                                              management, client service manager for DFA (since October
                                                                    2000).  Investment manager researcher and consultant for
                                                                    InvestorForce, Inc. from October 1999 to October 2000 and for
                                                                    William M. Mercer Investment Consulting, Inc. from April 1996 to October 1999.

George L. Sands                 Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1993
Date of Birth: 2/08/56

Michael T. Scardina             Vice President, Chief     Since     Vice President, Chief Financial Officer and Treasurer of all
Santa Monica, CA                Financial Officer and     1993      the DFA Entities.  Director, Dimensional Funds PLC.
Date of Birth: 10/12/55         Treasurer

                                                         TERM OF
                                                        OFFICE(1)
                                                           AND
                                                         LENGTH
                                                           OF
NAME, AGE AND ADDRESS           POSITION                 SERVICE    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------           --------                ---------   ----------------------------------------
David E. Schneider              Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited.  Prior to 2001
Date of Birth: 1/26/46                                              and currently, Regional Director of Dimensional Fund Advisors
                                                                    Inc.

John C. Siciliano               Vice President            Since     Vice President of all the DFA Entities. Director, Dimensional
Santa Monica, CA                                          2001      Funds PLC.  Managing Principal, Payden & Rygel Investment
Date of Birth: 8/24/54                                              Counsel from April 1998 through December 2000 and Co-Head,
                                                                    North American Corporate Finance for Dresdner Kleinwort
                                                                    Benson N.A. from October 1995 to April 1998.

Jeanne C. Sinquefield, Ph.D.*   Executive Vice            Since     Executive Vice President of all the DFA Entities.
Santa Monica, CA                President                 1988
Date of Birth: 12/02/46

Carl G. Snyder                  Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2000      Fund Advisors Ltd.  Prior to July 2000, portfolio manager.
Date of Birth: 6/08/63

Weston J. Wellington            Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1997      Fund Advisors Ltd.
Date of Birth: 3/01/51

Daniel M. Wheeler               Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited.  Prior to 2001
Date of Birth: 3/03/45                                              and currently, Director of Financial Advisors Services of
                                                                    Dimensional Fund Advisors Inc.


(1) Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

* Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of the Fund's outstanding stock.


                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

     The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. The annual fee paid monthly by the Portfolio to the Advisor for administrative services is .01% of the Portfolio's average monthly net assets.

     Pursuant to the Expense Waiver and Assumption Agreement for the Portfolio, the Advisor has agreed to waive its administration fee and to assume the Portfolio's direct and indirect expenses (including the expenses the Portfolio bears as a shareholder of its Master Fund) to the extent necessary to limit the expenses of the Portfolio to 0.75% of its average net assets on an annualized basis. The Expense Waiver and Assumption Agreement will remain in effect for a period of one year from April 1, 2002 to April 1, 2003, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For additional information concerning the Expense Waiver and Assumption Agreement, see "Annual Fund Operating Expenses" in the prospectus. Prior to the institution of the contractual waiver described above, the Portfolio was subject to voluntary fee waiver and expense assumption arrangement at an identical rate. For the fiscal years ended November 30, 2001, 2000 and 1999, the Portfolio paid administrative fees to the Advisor of $5,000, $3,000 and $4,000, respectively.

     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. PFPC's charges for its services to feeder portfolios are based on the number of feeder portfolios investing in each Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. The Portfolio invests in a Master Fund that is taxed as a corporation. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders.


SHAREHOLDER SERVICES

     The Fund intends to enter into shareholder service agreements with certain Shareholder Services Agents on behalf of the Portfolio. The Shareholder Services Agents ordinarily will include (i) with respect to participants in a 401(k) plan that invests in the Portfolio, the person designated to service the employer's plan, and (ii) institutions whose clients, customers or members invest in the Portfolio. The services to be provided under the shareholder service agreements may include any of the following: shareholder recordkeeping; sending statements to shareholders reflecting account activities such as purchases, redemptions and dividend payments; responding to shareholder inquiries regarding their accounts; tax reporting with respect to dividends, distributions and redemptions; receiving, aggregating and processing shareholder orders; and providing the Portfolio with information necessary for the Fund to comply with state securities laws. The fee paid by the Portfolio to the Shareholder Services Agent of each employer plan or institution is an annual rate of .10% of the aggregate daily value of all shares held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.

CUSTODIAN

     PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolio. The custodian maintains a separate account or accounts for the Portfolio and Master Fund; receives, holds and releases portfolio securities on account of the Portfolios and Master Fund; makes receipts and disbursements of money on behalf of the Portfolios and Master Fund; and collects and receives income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

     The Fund acts as distributor of the Portfolio's shares. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of DFA, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the Portfolio's shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP are the independent certified public accountants to the Fund and audit the annual financial statements of the Fund. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301.

                                  ADVISORY FEES

     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 2001, 2000, and 1999, the Master Fund paid advisory fees of $1,732,000, $1,737,000, and $1,831,000, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

     In approving the continuation of the advisory agreement for the Master Fund, the Board of Trustees, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor (the "Disinterested Trustees"), considered a number of factors, including: (i) the nature, extent and quality of services provided by the Advisor to the Master Fund; (ii) the fees and expenses borne by the Master Fund; and (iii) the performance of the Master Fund relative to a selected peer group of funds. When considering the nature and quality of the services provided by the Advisor, the Board of Trustees reviewed the scope, depth and experience of the Advisor's organization and the investment professionals currently providing management services to the Master Fund. The Board of Trustees evaluated the Advisor's portfolio management process. The Board of Trustees also considered the nature and character of non-investment management services provided by the Advisor. When considering the fees and expenses borne by the Master Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Master Fund and any additional benefits received by the Advisor (or its affiliates) in connection with providing such services, the Board of Trustees compared the fees charged by the Advisor to the Master Fund to the fees charged the funds in its peer group for comparable services, and analyzed the expenses incurred by the Advisor with respect to the Master Fund. The Board of Trustees also reviewed the Advisor's operations, financial condition, and financial results in managing the Master Fund. The Board of Trustees noted, among other things, that the Master Fund's management fees and total expenses as a percentage of its average net assets over various periods were highly favorable in relation to its peer group of funds. In considering the performance of the Master Fund, the Board of Trustees compared the performance of the Master Fund to the performance of a peer group of funds, and also reviewed the sales and redemption activity of the Master Fund. After requesting and reviewing such materials as it deemed necessary, the Board of Trustees concluded that the management fees of the Master Fund are fair, both absolutely and in comparison with those of other funds in its peer group and the industry at large, and that shareholders have received reasonable value in return for paying such fees and expenses. The Board of Trustees, including the Disinterested Trustees, therefore concluded that the continuation of the advisory agreement was in the best interests of the Master Fund and its shareholders.


                               GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.


                                 CODES OF ETHICS

     The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Master Fund. In addition, the Advisor has adopted a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolio and Master Fund, and their shareholders, with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.

                               SHAREHOLDER RIGHTS

     The shares of the Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemptions or any other feature.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's bylaws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever the Portfolio, as an investor in the Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

     Shareholder inquiries may be made by writing or calling the Shareholder Services Agent at the address or telephone number set forth in the employer's plan documents or in documents provided by the institution.


                         PRINCIPAL HOLDERS OF SECURITIES

     As of February 28, 2002, the following person beneficially owned 5% or more of the outstanding stock of the Portfolio, as set forth below:

     BellSouth Corporation                                100%
     State Street Bank and Trust Co. as Trustee*
     105 Rosemont Street
     Westwood, MA  02090

     * Owner of record only


                               PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (the "NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.

     Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolio, which is currently sold at net asset value. Any such charges will be described in the prospectus.


                              REDEMPTION OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.


                            TAXATION OF THE PORTFOLIO

     The following is a summary of some of the federal income tax consequences of investing in the Portfolio. Unless your investment in the Portfolio is through a retirement plan, you should consider the tax implications of investing, and consult your own tax adviser. The tax consequences described below may be affected by special rules because the Portfolio invests substantially all of its assets in the Master Fund, which is taxable as a corporation for federal income tax purposes. These rules could affect the amount, timing and character of income distributed to shareholders of the Portfolio.

DISTRIBUTION OF NET INCOME

     The Portfolio receives income generally in the form of dividends and interest earned by the Master Fund on its investments. This income, less expenses incurred in the operation of the Portfolio, constitute its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

     The Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from the Master Fund's net short-term capital gain will be taxable to the Portfolio as ordinary income, and distributions from the Master Fund's net long-term capital gain will be taxable to the Portfolio as long-term capital gain. Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio. These distributions will not be taxable to 401(k) plans or other exempt shareholders.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

     The Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient distributions in December (or January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.

DIVIDENDS-RECEIVED DEDUCTION

     With respect to dividends that are received on portfolio securities, the Master Fund may not be eligible to pass through the corporate dividends-received deduction attributable to its holdings of U.S. equity securities to the Portfolio, and the Portfolio may not be eligible to pass through the deduction to its taxable corporate shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the level of the Master Fund, the Portfolio, or the corporate shareholder, the requisite holding period of the dividend-paying stock is not met or the dividends-received deduction is reduced. Dividends from net investment income will generally qualify in part for the dividends-received deduction, but the portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.


LIMITATION ON DEDUCTIBILITY OF LOSSES

     Losses incurred on the sale of securities by the Master Fund to another Master Fund may be disallowed if, as of the date of sale, the same persons (or, in the case of a sale of securities by the Master Fund to another Master Fund organized as a corporation (a "Corporate Master Fund"), five or fewer persons) own directly or indirectly more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of the Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule. In applying these attribution rules to the sale of securities by the Master Fund to another Corporate Master Fund, only shareholders that own 5% or more of the shares of the Portfolio are considered to own the shares of the corresponding Master Fund in proportion to their ownership of Portfolio shares.

REDEMPTION OF PORTFOLIO SHARES

     Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), gain from the sale of shares of the Master Fund or Portfolio held for more than five years by taxable shareholders may be subject to a reduced rate of tax.

     Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares. All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

     To the extent the Master Fund invests in certain U.S. government obligations, dividends received by the Portfolio from this interest income and distributed to shareholders will not be exempt from state or local personal income taxes by virtue of the federal income status of the Master Fund as a corporation.

COMPLEX SECURITIES

     The Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by the Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Master Fund or defer the Master Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to a non-exempt shareholder by the Portfolio.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

     The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

     The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 2001, contains additional performance information. A copy of the annual report is available upon request and without charge.

     Quotations of the annualized percentage total returns for the one-, five-, and ten-year periods ended December 31, 2001 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

     For purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

        n
P(1 + T)  = ERV
where:
          P   = a hypothetical initial payment of $1,000

          T   = average annual total return

          n   = number of years

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

     In addition to the standardized method of calculating performance required by the SEC, the Portfolio and Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

     The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, are the Fund's independent certified public accountants. They audit the Fund's annual financial statements. The audited financial statements and financial highlights of the Portfolio for the fiscal year ended November 30, 2001, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     The audited financial statements of the Master Fund for the fiscal year ended November 30, 2001, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                      DFA INTERNATIONAL VALUE PORTFOLIO IV
                          EMERGING MARKETS PORTFOLIO II

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 30, 2002

     This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of DFA International Value Portfolio IV and Emerging Markets Portfolio II (individually, a "Portfolio" and, collectively, the "Portfolios") of Dimensional Investment Group Inc. (the "Fund"), dated March 30, 2002, as amended from time to time.

     The audited financial statements and financial highlights of the Fund are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.

                                TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES                           2
BROKERAGE TRANSACTIONS                                           2
INVESTMENT LIMITATIONS                                           3
FUTURES CONTRACTS                                                5
CASH MANAGEMENT PRACTICES                                        6
CONVERTIBLE DEBENTURES                                           6
DIRECTORS AND OFFICERS                                           6
SERVICES TO THE FUND                                            11
ADVISORY FEES                                                   12
GENERAL INFORMATION                                             13
CODES OF ETHICS                                                 13
SHAREHOLDER RIGHTS                                              13
PRINCIPAL HOLDERS OF SECURITIES                                 14
PURCHASE OF SHARES                                              14
REDEMPTION OF SHARES                                            15
TAXATION OF THE PORTFOLIOS                                      15
CALCULATION OF PERFORMANCE DATA                                 17
FINANCIAL STATEMENTS                                            18

                     PORTFOLIO CHARACTERISTICS AND POLICIES

     The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to all of the DFA International Value Series ("International Value Series") and the Emerging Markets Series (together, the "Master Funds") of the DFA Investment Trust Company (the "Trust") and to the Portfolios through their investment in the Master Funds. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each Master Fund and provides administrative services to the Portfolios.

     Each of the Portfolios and the Master Funds is diversified under the federal securities laws and regulations.

     Because the structures of the Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that a Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Funds and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that a Master Fund will include as much as 5% of the voting securities of any issuer.

                             BROKERAGE TRANSACTIONS

   The following table depicts brokerage commissions paid by the Master Funds.


                              BROKERAGE COMMISSIONS
              FISCAL YEARS ENDED NOVEMBER 30, 2001, 2000, AND 1999


                                       2001                  2000               1999
                                       ----                  ----               ----
International Value Series           $386,725              $376,232           $480,344
Emerging Markets Series              $324,859              $439,821           $246,534


     The substantial increases or decreases in the amount of brokerage commissions paid by the Master Funds from year to year indicated in the foregoing table resulted from increases or decreases in the amount of securities that were bought and sold by the Master Funds.

     Portfolio transactions of each Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Funds to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Funds to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.


     Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of each Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Master Funds. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Funds. During fiscal year 2001, the International

Value Series and Emerging Markets Series paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Funds as follows:


                                         VALUE OF                  BROKERAGE
                                 SECURITIES TRANSACTIONS          COMMISSIONS
                                 -----------------------          -----------
International Value Series             $52,976,461                  $62,081
Emerging Markets Series                     $0                         $0

     Neither Portfolio will incur any brokerage or other costs in connection with its purchase or redemption of shares of its corresponding Master Funds, except if a Portfolio receives securities or currencies from the corresponding Master Funds to satisfy the Portfolio's redemption request. (See "REDEMPTION OF SHARES.")

                             INVESTMENT LIMITATIONS

     Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of each Master Fund are the same as those of the corresponding Portfolio.

     The Portfolios will not:

     (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

     (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result of more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

     (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and, then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

     (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

     (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

     (8) engage in the business of underwriting securities issued by others;

     (9) invest for the purpose of exercising control over management of any company;

     (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization, provided that the Emerging Markets Portfolio may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depository Receipts;

     (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

     (13) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

     (14) purchase warrants, except that the Portfolios may acquire warrants as a result of corporate actions involving their holdings of equity securities;

     (15) purchase securities on margin or sell short;

     (16) acquire more than 10% of the voting securities of any issuer, provided that this limitation applies only to 75% of the assets of the Emerging Markets Portfolio II; or

     (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted under the 1940 Act.

     The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Funds.

     The investment limitations described in (1) and (15) above do not prohibit each Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

     Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Portfolios will only hold shares of a corresponding Master Fund, the Portfolios do not intend to lend those shares.

     For purposes of (5) above, the Emerging Markets Portfolio II (indirectly through its investment in the Emerging Markets Series) may borrow in connection with a foreign currency transaction or the settlement of a portfolio trade. The only type of borrowing contemplated thereby is the use of a letter of credit issued on the Series' behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Series have no present intent to engage in any other types of borrowing transactions under this authority.

     Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Funds may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities. Although not a fundamental policy subject to shareholder approval, the Portfolios (indirectly through their investment in the Master Funds) do not intend to invest more than 15% of their net assets in illiquid securities.

     For the purposes of (12) above, utility companies will be divided according to their services; e.g., gas, gas transmission, electric and gas, electric, water and telephone will each be considered a separate industry.

     The International Value Portfolio IV and Emerging Markets Portfolio II (indirectly through their investment in the Trust) may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While the International Value Series has retained authority to buy and sell financial futures contracts and options thereon, it has no present intention to do so.

     Notwithstanding any of the above investment restrictions, the Emerging Markets Series may establish subsidiaries or other similar vehicles for the purpose of conducting their investment operations in Approved Markets, if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Series or whose use is otherwise considered by the Series to be advisable. The Series would "look through" any such vehicle to determine compliance with its investment restrictions.

     Unless otherwise indicated, all limitations applicable to the Portfolios' and Master Funds' investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of a Portfolio's or Master Funds' assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Funds' total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.

                                FUTURES CONTRACTS

     The Master Funds each may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to a Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Funds expect to earn income on their margin deposits. To the extent that a Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Funds' net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Master Funds may be required to maintain segregated accounts consisting of liquid assets, such as cash or liquid securities (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Master Fund would continue to be required to make variation margin deposits. In such circumstances, if a Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                            CASH MANAGEMENT PRACTICES

     All Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. In the case of the Emerging Markets Series, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.

     All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible:

                                                                                           PERCENTAGE
  PORTFOLIOS AND SERIES                   PERMISSIBLE CASH INVESTMENT                      GUIDELINES*
  ---------------------                   ---------------------------                      -----------
International Value              Fixed  income  obligations  such as  money  market
                                 instruments;  index futures  contracts and options
                                 thereon***                                                    20%

Emerging Markets                 Money market
                                 instruments; highly liquid
                                 debt securities; freely
                                 convertible currencies;
                                 shares of money market
                                 mutual funds**; index
                                 futures contracts and
                                 options thereon***                                            10%

     *The percentage guidelines set forth above are not absolute limitations but the Portfolios and Master Funds do not expect to exceed these guidelines under normal circumstances.

     **Investments in money market mutual funds may involve duplication of certain fees and expenses.

     ***To the extent that they invest in futures contracts and options thereon for other than bona fide hedging purposes, no Master Funds or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                             CONVERTIBLE DEBENTURES

     The Master Funds each may invest up to 5% of their assets in convertible debentures issued by non-U.S. companies located in countries where the Master Funds are permitted to invest. The International Value Series also may invest up to 5% of its assets in convertible debentures issued by large non-U.S. companies. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Master Funds may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the Master Funds upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Master Funds with opportunities which are consistent with its investment objective and policies.

                             DIRECTORS AND OFFICERS

DIRECTORS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. The Directors of the Fund, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolios and the Master Funds.

     The Board has an Audit Committee comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee for the Board oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and other oversight functions as requested by the Board. The Audit Committee for the Board also acts as a liaison between the Fund's independent certified public accountants and the full Board. There were two Audit Committee meetings for the Fund held during the fiscal year ended November 30, 2001.

     Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director's experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

DISINTERESTED DIRECTORS


                                    TERM OF
                                    OFFICE(1)
                                      AND                                              PORTFOLIOS WITHIN
                                     LENGTH                                               THE DFA FUND
     NAME, AGE AND                     OF       PRINCIPAL OCCUPATION DURING PAST 5          COMPLEX(2)      OTHER DIRECTORSHIPS OF
        ADDRESS         POSITION    SERVICE                    YEARS                        OVERSEEN         PUBLIC COMPANIES HELD
--------------------   ----------  ----------- -----------------------------------    -------------------   ----------------------
George M.              Director      Since     Leo Melamed Professor of Finance,      87 portfolios in 4
Constantinides                        1993     Graduate School of Business,           investment companies
1101 E. 58th Street                            University of Chicago.
Chicago, IL 60637
Date of Birth:
9/22/47

John P. Gould          Director      Since     Steven G. Rothmeier Distinguished      87 portfolios in    Trustee, Harbor Fund
1101 E. 58th Street                   1993     Service Professor of Economics,        4 investment        (registered investment
Chicago, IL 60637                              Graduate School of Business,           companies           company) (13 Portfolios).
Date of Birth:                                 University of Chicago.  Principal
1/19/39                                        and Executive Vice President,
                                               Lexecon Inc. (economics, law,
                                               strategy and finance consulting).
                                               Formerly, President, Cardean
                                               University (division of
                                               UNext.com).   Member of the Boards
                                               of Milwaukee Mutual Insurance
                                               Company and UNext.com.  Formerly,
                                               Trustee, First Prairie Funds
                                               (registered investment company).

Roger G. Ibbotson      Director      Since     Professor in Practice of Finance,      87 portfolios in
Yale School of                        1993     Yale School of Management.             4 investment
Management                                     Director, BIRR Portfolio Analysis,     companies
P.O. Box 208200                                Inc. (software products).  Chairman,
New Haven, CT                                  Ibbotson Associates, Inc., Chicago,
06520-8200                                     IL (software, data, publishing and
Date of Birth:                                 consulting).  Partner, Zebra Capital
5/27/43                                        Management, LLC (hedge fund
                                               manager).   Formerly, Director,
                                               Hospital Fund, Inc. (investment
                                               management services).

                                    TERM OF
                                    OFFICE(1)
                                      AND                                              PORTFOLIOS WITHIN
                                     LENGTH                                               THE DFA FUND
     NAME, AGE AND                     OF       PRINCIPAL OCCUPATION DURING PAST 5          COMPLEX(2)      OTHER DIRECTORSHIPS OF
        ADDRESS         POSITION    SERVICE                    YEARS                        OVERSEEN         PUBLIC COMPANIES HELD
--------------------   ----------  ----------- -----------------------------------    -------------------   ----------------------
Myron S. Scholes       Director      Since     Frank E. Buck Professor Emeritus of    87 portfolios in    Director, American Century
Oak Hill Capital                      1993     Finance, Stanford University.          4 investment        Fund Complex (registered
Management, Inc.                               Partner, Oak Hill Capital              companies           investment companies) (38
2775 Sand Hill Road                            Management.  Chairman, Oak Hill                            Portfolios).
Suite 220                                      Platinum Partners.  Director,
Menlo Park, CA                                 Financial Engines.  Director,
94025                                          Chicago Mercantile Exchange.
Date of Birth:                                 Consultant, Arbor Investors.
7/01/41                                        Formerly, Director, Smith Breeden
                                               Family of Funds and Partner,
                                               Long-Term Capital Management.

Abbie J. Smith         Director      Since     Marvin Bower Fellow, Harvard           87 portfolios in    Director, HON Industries
425 Morgan Hall                       2000     Business School (9/01 to 8/02).        4 investment        Inc. (office furniture).
Soldiers Field,                                Boris and Irene Stern Professor of     companies
Boston, MA 02163                               Accounting, Graduate School of
Date of Birth:                                 Business, University of Chicago.
4/30/53


INTERESTED DIRECTORS

     The following Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the 1940 Act, due to their positions with the Advisor.


                                     TERM OF
                                    OFFICE(1)                                             PORTFOLIOS
                                      AND                                                 WITHIN THE
                                     LENGTH                                                DFA FUND
     NAME, AGE AND                     OF        PRINCIPAL OCCUPATION DURING PAST 5       COMPLEX(2)       OTHER DIRECTORSHIPS OF
        ADDRESS        POSITION     SERVICE                     YEARS                      OVERSEEN         PUBLIC COMPANIES HELD
-------------------   ----------   ---------   ------------------------------------    ---------------   --------------------------
David G. Booth        Director,      Since     President, Chairman-Chief Executive      87 portfolios    Director, Assante
1299 Ocean Avenue     President      1992      Officer and Director of the following    in 4             Corporation (investment
Santa Monica, CA      and                      companies: Dimensional Fund Advisors     investment       management).
0401                  Chairman                 Inc., DFA Securities Inc., DFA           companies
Date of Birth:        - Chief                  Australia Limited, DFA Investment
12/02/46              Executive                Dimensions Group Inc. and Dimensional
                      Officer                  Emerging Markets Value Fund Inc.
                                               Trustee, President and Chairman-Chief
                                               Executive Officer of The DFA
                                               Investment Trust Company. President,
                                               Dimensional Fund Advisors Ltd.
                                               Director, Dimensional Funds PLC.
                                               Limited Partner, Oak Hill Partners.
                                               Formerly, Director, SA Funds
                                               (registered investment company).

Rex A. Sinquefield*   Director,      Since     Chairman-Chief Investment Officer and    87 portfolios
1299 Ocean Avenue     Chairman-      1992      Director, Dimensional Fund Advisors      in 4
Santa Monica, CA      Chief                    Inc., DFA Securities Inc., DFA           investment
90401                 Investment               Investment Dimensions Group Inc. and     companies
Date of Birth:        Officer                  Dimensional Emerging Markets Value
9/07/44                                        Fund Inc. Trustee, Chairman-Chief
                                               Investment Officer, The DFA Investment
                                               Trust Company.  Chairman and Director,
                                               Dimensional Fund Advisors Ltd.
                                               Director and Chief Investment Officer,
                                               DFA Australia Ltd.  Director,
                                               Dimensional Funds PLC.  Trustee, St.
                                               Louis University.  Life Trustee and
                                               Member of Investment Committee, DePaul
                                               University. Director, The German St.
                                               Vincent Orphan Home. Member of Investment
                                               Committee, Archdiocese of St. Loius.


(1) Each Director holds office for an indefinite term until his or her successor is elected and qualified.

(2) Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: the Fund; DFA Investment Dimensions Group Inc.; The DFA Investment Trust Company; and Dimensional Emerging Markets Value Fund Inc.

*    Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Information relating to each Director's ownership (including the ownership of his or her immediate family) in each Portfolio of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2001 is set forth in the chart below.


                                                                                AGGREGATE DOLLAR RANGE OF SHARES
                                                                                 OWNED IN ALL FUNDS OVERSEEN BY
                                                                                      DIRECTOR IN FAMILY OF
          NAME                       DOLLAR RANGE OF FUND SHARES OWNED                 INVESTMENT COMPANIES
------------------------------       ---------------------------------         ---------------------------------
DISINTERESTED DIRECTORS:
George M. Constantinides                           None                                       None
John P. Gould                                      None                                       None
Roger G. Ibbotson                                  None                                       None
Myron S. Scholes                                   None                                  $10,001-50,000
Abbie J. Smith                                     None                                       None

INTERESTED DIRECTORS:
David G. Booth                                     None                                  Over $100,000
Rex A. Sinquefield                                 None                                  Over $100,000


     Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 2001 and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                                                             TOTAL COMPENSATION
                                            AGGREGATE             FROM FUND
                                           COMPENSATION         AND DFA FUND
DIRECTOR                                  FROM THE FUND           COMPLEX+
--------                                  -------------           --------
George M. Constantinides                      $3,515              $52,500
John P. Gould                                 $3,415              $51,000
Roger G. Ibbotson                             $3,515              $52,500
Myron S. Scholes                              $3,415              $51,000
Abbie J. Smith                                $3,515              $52,500


+ The term DFA Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.

OFFICERS

     Below is the name, age, information regarding positions with the Fund and the principal occupation for each officer of the Fund. Each of the officers listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, Dimensional Fund Advisors Ltd., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Emerging Markets Value Fund Inc. (collectively, the "DFA Entities").


                                                        TERM OF
                                                       OFFICE(1)
                                                          AND
                                                        LENGTH
                                                          OF
NAME, AGE AND ADDRESS           POSITION                SERVICE         PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------        -------------------    ----------  ------------------------------------------------
Arthur H.F. Barlow              Vice President           Since     Vice President of all the DFA Entities.
Santa Monica, CA                                         1993
Date of Birth: 11/07/55

Valerie A. Brown                Vice President and       Since     Vice President and Assistant Secretary of all the DFA
Santa Monica, CA                Assistant Secretary      2001      Entities.   Prior to April 2001, legal counsel for DFA
                                                                   (since March 2000).  Associate, Jones, Day, Reavis &
                                                                   Pogue from October 1991 to February 2000.

Truman A. Clark                 Vice President           Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                         1996      Fund Advisors Ltd.
Date of Birth: 4/08/41

James L. Davis                  Vice President           Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                         1999      Fund Advisors Ltd.  Formerly at Kansas State University,
Date of Birth: 11/29/56                                            Arthur Anderson & Co., Phillips Petroleum Co.

                                                        TERM OF
                                                       OFFICE(1)
                                                          AND
                                                        LENGTH
                                                          OF
NAME, AGE AND ADDRESS           POSITION                SERVICE         PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------        -------------------    ----------  ------------------------------------------------
Robert T. Deere                 Vice President           Since     Vice President of all the DFA Entities.
Santa Monica, CA                                         1994
Date of Birth: 10/08/57

Robert W. Dintzner              Vice President           Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                         2001      Fund Advisors Ltd.  Prior to April 2001, marketing supervisor
Date of Birth: 3/18/70                                             and marketing coordinator for DFA.

Richard A. Eustice              Vice President and       Since     Vice President and Assistant Secretary of all the DFA Entities,
Santa Monica, CA                Assistant Secretary      1998      except Dimensional Fund Advisors Ltd.
Date of Birth: 8/05/65

Eugene F. Fama, Jr.             Vice President           Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                         1993      Fund Advisors Ltd.
Date of Birth: 1/21/61

Robert M. Fezekas               Vice President           Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                         2001      Fund Advisors Ltd. and DFA Australia Limited.  Prior to
Date of Birth: 10/28/70                                            December 2001, Portfolio Manager.

Glenn S. Freed                  Vice President           Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                         2001      Fund Advisors Ltd. and DFA Australia Limited.  Formerly,
Date of Birth: 11/24/61                                            Professor and Associate Dean of the Leventhal School of
                                                                   Accounting (September 1998 to August 2001) and Academic
                                                                   Director Master of Business Taxation Program (June 1996 to
                                                                   August 2001) at the University of Southern California Marshall
                                                                   School of Business.

Henry F. Gray                   Vice President           Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                         2000      Fund Advisors Ltd.  Prior to July 2000, portfolio manager.
Date of Birth: 9/22/67

Kamyab Hashemi-Nejad            Vice President,          Since     Vice President, Controller and Assistant Treasurer, of all
Santa Monica, CA                Controller and           1997      the DFA Entities.
Date of Birth: 1/22/61          Assistant Treasurer

Stephen P. Manus                Vice President           Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                         1997      Fund Advisors Ltd.
Date of Birth: 12/26/50

Karen E. McGinley               Vice President           Since     Vice President of all the DFA Entities.
Santa Monica, CA                                         1997
Date of Birth: 3/10/66

Catherine L. Newell             Vice President and       Since     Vice President and Secretary of all the DFA Entities, except
Santa Monica, CA                Secretary                2000      DFA Australia Limited for which she is Vice President and
Date of Birth: 5/07/64                                             Assistant Secretary.  Director, Dimensional Funds PLC.  Vice
                                                                   President and Assistant Secretary of all the DFA Entities
                                                                   (1997-2000).

David A. Plecha                 Vice President           Since     Vice President of all the DFA Entities.
Santa Monica, CA                                         1993
Date of Birth: 10/26/61

Andrew E. Rasmusen              Vice President           Since     Vice President of all the DFA Entities except Dimensional
Santa Monica, CA                                         2001      Fund Advisors Ltd.  Prior to April 2001, investment
Date of Birth: 1/26/62                                             management, client service manager for DFA (since October
                                                                   2000).  Investment manager researcher and consultant for
                                                                   InvestorForce, Inc. from October 1999 to October 2000 and for
                                                                   William M. Mercer Investment Consulting, Inc. from April 1996 to October 1999.

George L. Sands                 Vice President           Since     Vice President of all the DFA Entities.
Santa Monica, CA                                         1993
Date of Birth: 2/08/56

Michael T. Scardina             Vice President, Chief    Since     Vice President, Chief Financial Officer and Treasurer of all
Santa Monica, CA                Financial Officer and    1993      the DFA Entities.  Director, Dimensional Funds PLC.
Date of Birth: 10/12/55         Treasurer

David E. Schneider              Vice President           Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                         2001      Fund Advisors Ltd. and DFA Australia Limited.  Prior to 2001
Date of Birth: 1/26/46                                             and currently, Regional Director of Dimensional Fund Advisors
                                                                   Inc.

John C. Siciliano               Vice President           Since     Vice President of all the DFA Entities.  Director,
Santa Monica, CA                                         2001      Dimensional Funds PLC.  Managing Principal, Payden & Rygel
Date of Birth: 8/24/54                                             Investment Counsel from April 1998 through December 2000 and
                                                                   Co-Head, North American Corporate Finance for Dresdner
                                                                   Kleinwort Benson N.A. from October 1995 to April 1998.

Jeanne C. Sinquefield, Ph.D.*   Executive Vice           Since     Executive Vice President of all the DFA Entities.
Santa Monica, CA                President                1988
Date of Birth: 12/02/46

                                                        TERM OF
                                                       OFFICE(1)
                                                          AND
                                                        LENGTH
                                                          OF
NAME, AGE AND ADDRESS           POSITION                SERVICE         PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------        -------------------    ----------  ------------------------------------------------
Carl G. Snyder                  Vice President           Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                         2000      Fund Advisors Ltd.  Prior to July 2000, portfolio manager.
Date of Birth: 6/08/63

Weston J. Wellington            Vice President           Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                         1997      Fund Advisors Ltd.
Date of Birth: 3/01/51

Daniel M. Wheeler               Vice President           Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                         2001      Fund Advisors Ltd. and DFA Australia Limited.  Prior to 2001
Date of Birth: 3/03/45                                             and currently, Director of Financial Advisors Services of
                                                                   Dimensional Fund Advisors Inc.


(1) Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

*    Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

Directors and officers as a group own less than 1% of the Fund's outstanding stock.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

     The Fund has entered into an administration agreement with the Advisor on behalf of each Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders of record with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Funds; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. For the administrative services provided to the DFA International Value Portfolio IV, the Advisor receives a monthly fee equal to one-twelfth of 0.20% of the Portfolio's first $40 million of average net assets and no fee for assets exceeding $40 million. Pursuant to the administration agreement relating to the Emerging Markets Portfolio II, the Advisor receives a monthly fee equal to one-twelfth of 0.40% of the Portfolio's first $50 million of average net assets and no fee for assets exceeding $50 million. Pursuant to an Expense Waiver and Assumption Agreement for Emerging Markets Portfolio II, the Advisor has agreed to waive its administration fee of 0.40% per year for the Portfolio on the first $50 million of the Portfolio's average net assets. As a result, for the fiscal year ended November 30, 2001, the Emerging Markets Portfolio II did not pay any administrative fees to the Advisor.


     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolios and the Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the net asset value of the shares, preparation of reports, liaison with the custodians, and transfer and dividend disbursing agency services. PFPC's charges for its services to feeder portfolios are based on the number of feeder portfolios investing in each Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders. This applies to the DFA International Value Portfolio IV. PFPC's charges in the aggregate to the group of feeder portfolios investing in Master Funds taxed as partnerships are $2,600 per month multiplied by the number of feeders. This applies to Emerging Markets Portfolio II.

CUSTODIANS

     Citibank, N.A., 111 Wall Street, New York, New York 10005, is the custodian for the International Value Series and Emerging Market Series. PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as custodian for each Portfolio. The custodians maintain a separate account or accounts for the Portfolios and the Master Funds; receive, hold and release portfolio securities on account of the Portfolios and the Master Funds; make receipts and disbursements of money on behalf of the Portfolios and the Master Funds; and collect and receive income and other payments and distributions on account of the Portfolios' and the Master Funds' portfolio securities.

DISTRIBUTOR

     The Fund acts as distributor of each series of its own shares of stock. The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP are the independent certified public accountants to the Fund and audit the annual financial statements of the Fund. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301.

                                  ADVISORY FEES

     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to each Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Funds. For the fiscal years ended November 30, 2001, 2000, and 1999, the Master Funds paid advisory fees as set forth in the following table:


                                     2001           2000             1999
                                     ----           ----             ----
International Value Series*       $2,801,000     $3,237,000       $3,481,000

Emerging Markets Series*           $308,000       $359,000         $284,000

-----------------

*Both Master Funds have more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

     In approving the continuation of the advisory agreement for each Master Fund, the Board of Trustees, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor (the "Disinterested Trustees"), considered a number of factors, including: (i) the nature, extent and quality of services provided by the Advisor to the Master Fund; (ii) the fees and expenses borne by the Master Fund; and (iii) the performance of the Master Fund relative to a selected peer group of funds. When considering the nature and quality of the services provided by the Advisor, the Board of Trustees reviewed the scope, depth and experience of the Advisor's organization and the investment professionals currently providing management services to the Master Fund. The Board of Trustees evaluated the Advisor's portfolio management process. The Board of Trustees also considered the nature and character of non-investment management services provided by the Advisor. When considering the fees and expenses borne by a Master Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Master Fund and any additional benefits received by the Advisor (or its affiliates) in connection with providing such services, the Board of Trustees compared the fees charged by the Advisor to the Master Fund to the fees charged the funds in its peer group for comparable services, and analyzed the expenses incurred by the Advisor with respect to the Master Fund. The Board of Trustees also reviewed the Advisor's operations, financial condition, and financial results in managing each Master Fund. The Board of Trustees noted, among other things, that each Master Fund's management fees and total expenses as a percentage of its average net assets over various periods were highly favorable in relation to its peer group of funds. In considering the performance of each Master Fund, the Board of Trustees compared the performance of the Master Fund to the performance of a peer group of funds, and also reviewed the sales and redemption activity of the Master Fund. After requesting and reviewing such materials as it deemed necessary, the Board of Trustees concluded that the management fees of each Master Fund are fair, both absolutely and in comparison with those of other funds in its peer group and the industry at large, and that shareholders have received reasonable value in return for paying such fees and expenses. The Board of Trustees, including the Disinterested Trustees, therefore concluded that the continuation of the advisory agreement was in the best interests of each Master Fund and its shareholders.


                               GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc.

     The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its Series only to institutional investors in private offerings.


                                 CODES OF ETHICS

     The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Master Funds. In addition, the Advisor has adopted a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolios and Master Funds, and their shareholders, with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.


                               SHAREHOLDER RIGHTS

     The shares of each Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever a Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment. With regard to the Emerging Markets Series, if a majority shareholder of the Master Fund declares bankruptcy, a majority in interest of the remaining shareholders in the Master Fund must vote to approve the continuing existence of the Master Fund or the Master Fund will be liquidated.

     Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                         PRINCIPAL HOLDERS OF SECURITIES

     As of February 28, 2002, the following persons beneficially owned more than 5% of the outstanding securities of each Portfolio:

DFA INTERNATIONAL VALUE PORTFOLIO IV

  Citigroup 401(k) Plan*                                 100%
  599 Lexington Avenue
  New York, NY  10022

EMERGING MARKETS PORTFOLIO II

  Citigroup 401(k) Plan*                                 100%
  599 Lexington Avenue
  New York, NY  10022
  --------------
  *Owner of record only


                               PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business. On other days, the Fund will generally be closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio.

     Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios, which are currently sold at net asset value. Any such charges will be described in the prospectus.

                              REDEMPTION OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.


                           TAXATION OF THE PORTFOLIOS

     The following is a summary of some of the federal income tax consequences that may affect each Portfolio. Because shares of the Portfolios are sold only in connection with 401(k) plans, the tax consequences described below are generally not applicable to the beneficiary under a 401(k) plan prior to the withdrawal of amounts deposited under the 401(k) plan. If the beneficiary under a 401(k) plan should become subject to tax, the beneficiary should consider the tax implications of investing, and consult the beneficiary's own tax adviser.

     Different tax rules may apply to income earned by each Master Fund because, for federal income tax purposes, the Master Fund in which the assets of DFA International Value Portfolio IV are invested is a corporation, while the Master Fund in which the assets of Emerging Markets Portfolio II are invested is a partnership. These rules could affect the amount, timing, or character of the income distributed to the Portfolios by the Master Funds.

DISTRIBUTIONS OF NET INVESTMENT INCOME

     Each Portfolio derives income generally in the form of its share of dividends (in the case of DFA International Value Portfolio IV) or dividends and interest (in the case of Emerging Markets Portfolio II) earned by the Master Fund on its investments. This income, less expenses incurred in the operation of a Portfolio, constitutes its net investment income from which dividends may be paid under a 401(k) plan. Any distributions by a Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

     Each Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. With respect to the DFA International Value Portfolio IV, distributions from the Master Fund's net short-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as ordinary income, and distributions from the Master Fund's net long-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as long-term capital gain, Shareholders that are 401(k) plans will receive income of this amount and character but will not be subject to tax on this income. With respect to the Emerging Markets Portfolio II, income derived from net short-term capital gain of the Master Fund will be taxable to the Portfolio as net short-term capital gain and, when distributed to the 401(k) plans, will be treated as ordinary income, and income derived from net long-term capital gain of the Master Fund will be taxable to the Portfolio and, when distributed to the 401(k) plans, as long-term capital gain, regardless of how long shares of the Portfolio have been held. Any net short-term or long-term capital gain realized by a Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

     The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient distributions in December (or January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

     Most foreign exchange gains realized on (or derived from) the sale of debt instruments by the Portfolios are treated as ordinary income. Similarly, foreign exchange losses realized on (or derived from) the sale of debt instruments by the Portfolios are generally treated as ordinary losses. These gains, when distributed, will be taxable to shareholders as ordinary dividends, and any losses will reduce a Portfolio's ordinary income distributions to shareholders. This treatment could increase or reduce the Portfolio's ordinary income distributions to shareholders, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital.

DIVIDENDS-RECEIVED DEDUCTION

     Dividends derived by a Master Fund will generally be earned on portfolio securities of non-U.S. issuers and are not expected to qualify for the corporate dividends-received deduction.

LIMITATION ON DEDUCTIBILITY OF LOSSES

     Losses incurred on the sale of securities by a Master Fund organized as a partnership (such as Emerging Markets Portfolio II) to another Master Fund organized as a partnership may be disallowed if, as of the date of sale, the same persons (or, in the case of a sale of securities by a Master Fund organized as a corporation (a "Corporate Master Fund"), such as DFA International Value Portfolio IV, to another Corporate Master Fund, five or fewer persons) own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of a Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule. In applying these attribution rules to the sale of securities by DFA International Value Portfolio IV to another Corporate Master Fund, only shareholders that own 5% or more of the shares of that Portfolio are considered to own the shares of the corresponding Corporate Master Fund in proportion to their ownership of Portfolio shares.


REDEMPTION OF PORTFOLIO SHARES

     Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares. All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

COMPLEX SECURITIES

     A Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by a Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Master Fund, defer a Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio to U.S. federal income tax on income from certain of the Master Fund's foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by a Portfolio.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

     The Portfolios will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of a Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

     The Portfolios and the Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods and excluding deduction of reimbursement fees charged to investors and paid to the Emerging Markets Portfolio II, which would otherwise reduce return quotations. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolios for the fiscal year ended November 30, 2001, contains additional performance information. A copy of the annual report is available upon request and without charge.

     Rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio (and its corresponding Master Fund) as well as the performance of the local currency or currencies of the Portfolio.

     Quotations of the annualized percentage total returns for each Portfolio for the one-, five-, and ten-year periods ending December 31, 2001 are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC, which is net of the cost of any current reimbursement fee charged to investors.

     For purposes of calculating the performance of a Portfolio, the performance of its corresponding Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, each Portfolio and Master Fund determines its annualized total return by finding the annualized total return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC formula:

        n
P(1 + T)   = ERV

where:

     P = a hypothetical initial payment of $1,000

     T = annualized compound rate of return

     n = number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

     In addition to the standardized method of calculating performance required by the SEC, the Portfolios and the Master Funds may disseminate other performance data and may advertise total return calculated on a monthly basis.

     The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, are the Fund's independent certified public accountants. They audit the Fund's annual financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended November 30, 2001, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     The audited financial statements of the Master Funds for the fiscal year ended November 30, 2001, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                 THE DFA U.S. SMALL CAP INSTITUTIONAL PORTFOLIO

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 30, 2002


     This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of The DFA U.S. Small Cap Institutional Portfolio (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated March 30, 2002, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.


                                TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES                                        2
BROKERAGE TRANSACTIONS                                                        2
INVESTMENT LIMITATIONS                                                        3
CASH MANAGEMENT PRACTICES                                                     5
DIRECTORS AND OFFICERS                                                        6
SERVICES TO THE FUND                                                         10
ADVISORY FEES                                                                11
GENERAL INFORMATION                                                          11
CODES OF ETHICS                                                              12
SHAREHOLDER RIGHTS                                                           12
PRINCIPAL HOLDERS OF SECURITIES                                              12
PURCHASE OF SHARES                                                           13
REDEMPTION OF SHARES                                                         13
TAXATION OF THE PORTFOLIO                                                    14
CALCULATION OF PERFORMANCE DATA                                              16
FINANCIAL STATEMENTS                                                         17

                     PORTFOLIO CHARACTERISTICS AND POLICIES

     The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the U.S. Small Cap Series ("Master Fund") of The DFA Investment Trust Company (the "Trust") and the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

     The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

     Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.

     Prior to April 1, 2001, the Portfolio was known as The DFA 6-10 Institutional Portfolio. Similarly, the Master Fund in which the Portfolio invests - the U.S. Small Cap Series - was known as the U.S. 6-10 Small Company Series.


                             BROKERAGE TRANSACTIONS

     During the fiscal years ended November 30, 2001, 2000, and 1999, the Master Fund paid total brokerage commissions of $630,992, $1,283,763, and $733,337, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund.

     Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.

     Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Master Fund. During fiscal year 2001, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $128,407 with respect to securities transactions valued at $36,055,230. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.

     The over-the-counter market companies eligible for purchase by the Master Fund are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, electronic communications networks ("ECNs") and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

     ECNs, such as Instinet, are electronic information and communication networks whose subscribers include most market makers as well as many institutions. ECNs charge a commission for each trade executed on its system. On any given trade, the Master Fund, by trading through an ECN, would pay a spread to a dealer on the other side of the trade plus a commission to the ECN. However, placing a buy (or sell) order on an ECN communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

     The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities or currencies from the Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

     The Portfolio has adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. The Master Fund's investment limitations are the same as those of the Portfolio.

     The Portfolio will not:

(1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate;

(2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

(3) as to 75% of the total assets of the Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

(4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

(5) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

(6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in
     (5) above;

(7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

(8)  engage in the business of underwriting securities issued by others;

(9) invest for the purpose of exercising control over management of any company;

(10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

(11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

(12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

(13) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs;

(14) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holding of other equity securities;

(15) purchase securities on margin or sell short;

(16) acquire more than 10% of the voting securities of any issuer; or

(17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 ("1940 Act)), except to the extent permitted by the 1940 Act.

     The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

     Although (2) above prohibits cash loans, the Portfolio is authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.

     For purposes of (7) above, although the Portfolio is authorized to invest up to 15% of its total assets in illiquid securities, it does not intend to do so. As a non-fundamental policy, the Portfolio (indirectly through its investment in the Master Fund) will not invest more than 15% of its net assets in illiquid securities.

     Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

     Although not a fundamental policy subject to shareholder approval, the Portfolio indirectly through its investment in the Master Fund, does not intend to purchase interests in any real estate investment trust.

     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

     Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of the Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.


                            CASH MANAGEMENT PRACTICES

     The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the Master Fund may invest a portion of its assets, ordinarily not more than 20%, in interest-bearing obligations, such as money-market instruments. The 20% guideline is not an absolute limitation but the Portfolio and Master Fund do not expect to exceed this guideline under normal circumstances.


                             DIRECTORS AND OFFICERS

DIRECTORS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. The Directors of the Fund, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

     The Board has an Audit Committee comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee for the Board oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and other oversight functions as requested by the Board. The Audit Committee for the Board also acts as a liaison between the Fund's independent certified public accountants and the full Board. There were two Audit Committee meetings for the Fund held during the fiscal year ended November 30, 2001.

     Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director's experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

DISINTERESTED DIRECTORS


                                     TERM OF
                                    OFFICE(1)                                        PORTFOLIOS WITHIN
                                      AND                                               THE DFA FUND
NAME, AGE AND                       LENGTH OF  PRINCIPAL OCCUPATION DURING PAST 5        COMPLEX(2)      OTHER DIRECTORSHIPS OF
  ADDRESS            POSITION        SERVICE                  YEARS                       OVERSEEN       PUBLIC COMPANIES HELD
-------------        --------       ---------  ----------------------------------    -----------------   ----------------------
George M.            Director        Since     Leo Melamed Professor of Finance,     87 portfolios in 4
Constantinides                       1993      Graduate School of Business,          investment companies
1101 E. 58th Street                            University of Chicago.
Chicago, IL 60637
Date of Birth:
9/22/47

John P. Gould        Director        Since     Steven G. Rothmeier Distinguished     87 portfolios in    Trustee, Harbor Fund
1101 E. 58th Street                  1993      Service Professor of Economics,       4 investment        (registered investment
Chicago, IL 60637                              Graduate School of Business,          companies           company) (13 Portfolios).
Date of Birth:                                 University of Chicago. Principal
1/19/39                                        and Executive Vice President,
                                               Lexecon Inc. (economics, law,
                                               strategy and finance consulting).
                                               Formerly, President, Cardean
                                               University (division of
                                               UNext.com).  Member of the Boards
                                               of Milwaukee Mutual Insurance
                                               Company and UNext.com.  Formerly,
                                               Trustee, First Prairie Funds
                                               (registered investment company).

Roger G. Ibbotson    Director        Since     Professor in Practice of Finance,     87 portfolios in
Yale School of                       1993      Yale School of Management.            4 investment
Management                                     Director, BIRR Portfolio Analysis,    companies
P.O. Box 208200                                Inc. (software products).
New Haven, CT                                  Chairman, Ibbotson Associates,
06520-8200                                     Inc., Chicago, IL (software, data,
Date of Birth:                                 publishing and consulting).
5/27/43                                        Partner, Zebra Capital Management,
                                               LLC (hedge fund manager).
                                               Formerly, Director, Hospital Fund,
                                               Inc. (investment management
                                               services).

Myron S. Scholes     Director        Since     Frank E. Buck Professor Emeritus of   87 portfolios in    Director, American Century
Oak Hill Capital                     1993      Finance, Stanford University.         4 investment        Fund Complex (registered
Management, Inc.                               Partner, Oak Hill Capital             companies           investment companies) (38
2775 Sand Hill Rd.                             Management. Chairman, Oak Hill                            Portfolios).
Suite 220                                      Platinum Partners. Director,
Menlo Park, CA                                 Financial Engines. Director,
94025                                          Chicago Mercantile Exchange.
Date of Birth:                                 Consultant, Arbor Investors.
7/01/41                                        Formerly, Director, Smith Breeden
                                               Family of Funds and Partner,
                                               Long-Term Capital Management.

Abbie J. Smith       Director        Since     Marvin Bower Fellow, Harvard          87 portfolios in    Director, HON Industries
425 Morgan Hall                      2000      Business School (9/01 to 8/02).       4 investment        Inc. (office furniture).
Soldiers Field,                                Boris and Irene Stern Professor of    companies
Boston, MA 02163                               Accounting, Graduate School of
Date of Birth:                                 Business, University of Chicago.
4/30/53


INTERESTED DIRECTORS

     The following Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the 1940 Act, due to their positions with the Advisor.

                                     TERM OF                                             PORTFOLIOS
                                    OFFICE(1)                                            WITHIN THE
                                      AND                                                 DFA FUND
NAME, AGE AND                       LENGTH OF   PRINCIPAL OCCUPATION DURING PAST 5        COMPLEX(2)      OTHER DIRECTORSHIPS OF
  ADDRESS             POSITION       SERVICE                  YEARS                       OVERSEEN        PUBLIC COMPANIES HELD
-------------         --------      ---------   ----------------------------------       -----------      ----------------------
David G. Booth        Director,       Since     President, Chairman-Chief Executive      87 portfolios    Director, Assante
1299 Ocean Avenue     President       1992      Officer and Director of the following    in 4             Corporation (investment
Santa Monica, CA      and                       companies: Dimensional Fund Advisors     investment       management).
90401                 Chairman                  Inc., DFA Securities Inc., DFA           companies
Date of Birth:        - Chief                   Australia Limited, DFA Investment
12/02/46              Executive                 Dimensions Group Inc. and Dimensional
                      Officer                   Emerging Markets Value Fund Inc.
                                                Trustee, President and Chairman-Chief
                                                Executive Officer of The DFA
                                                Investment Trust Company. President,
                                                Dimensional Fund Advisors Ltd.
                                                Director, Dimensional Funds PLC.
                                                Limited Partner, Oak Hill Partners.
                                                Formerly, Director, SA Funds
                                                (registered investment company).


Rex A. Sinquefield*   Director,       Since     Chairman-Chief Investment Officer and    87 portfolios
1299 Ocean Avenue     Chairman-       1992      Director, Dimensional Fund Advisors      in 4
Santa Monica, CA      Chief                     Inc., DFA Securities Inc., DFA           investment
90401                 Investment                Investment Dimensions Group Inc. and     companies
Date of Birth:        Officer                   Dimensional Emerging Markets Value
9/07/44                                         Fund Inc. Trustee, Chairman-Chief
                                                Investment Officer, The DFA Investment
                                                Trust Company. Chairman and Director,
                                                Dimensional Fund Advisors Ltd., and
                                                Director and Chief Investment Officer,
                                                DFA Australia Ltd. Director,
                                                Dimensional Funds PLC. Trustee, St.
                                                Louis University. Life Trustee and Member
                                                of Investment Committee, DePaul University.
                                                Director, The German St. Vincent Orphan
                                                Home. Member of Investment Committee,
                                                Archdiocese of St. Louis.


(1) Each Director holds office for an indefinite term until his or her successor is elected and qualified.

(2) Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: the Fund; DFA Investment Dimensions Group Inc.; The DFA Investment Trust Company; and Dimensional Emerging Markets Value Fund Inc.

* Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Information relating to each Director's ownership (including the ownership of his or her immediate family) in the Portfolio of the Fund and in all registered investment companies in the DFA Fund Complex as of December 31, 2001 is set forth in the chart below.


                                                                         AGGREGATE DOLLAR RANGE OF SHARES OWNED
                                                                         IN ALL FUNDS OVERSEEN BY DIRECTOR IN FAMILY
              NAME                 DOLLAR RANGE OF FUND SHARES OWNED           OF  INVESTMENT COMPANIES
              ----                 ---------------------------------     --------------------------------------------
     DISINTERESTED DIRECTORS:
     George M. Constantinides                    None                                 None
     John P. Gould                               None                                 None
     Roger G. Ibbotson                           None                                 None
     Myron S. Scholes                            None                            $10,001-50,000
     Abbie J. Smith                              None                                 None

     INTERESTED DIRECTORS:
     David G. Booth                              None                            Over $100,000
     Rex A. Sinquefield                          None                            Over $100,000


     Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 2001 and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                                                                 TOTAL COMPENSATION
                                           AGGREGATE                 FROM FUND
                                         COMPENSATION               AND DFA FUND
        DIRECTOR                         FROM THE FUND                COMPLEX+
        --------                         -------------           ------------------
        George M. Constantinides            $3,515                     $52,500
        John P. Gould                       $3,415                     $51,000
        Roger G. Ibbotson                   $3,515                     $52,500
        Myron S. Scholes                    $3,415                     $51,000
        Abbie J. Smith                      $3,515                     $52,500


        +The term DFA Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.

OFFICERS

     Below is the name, age, information regarding positions with the Fund and the principal occupation for each officer of the Fund. Each of the officers listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, Dimensional Fund Advisors Ltd., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Emerging Markets Value Fund Inc. (collectively, the "DFA Entities").


                                                          TERM OF
                                                         OFFICE(1)
                                                            AND
                                                          LENGTH
                                                            OF
NAME, AGE AND ADDRESS             POSITION                SERVICE    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------             --------               ---------   ----------------------------------------
Arthur H.F. Barlow              Vice President          Since 1993   Vice President of all the DFA Entities.
Santa Monica, CA
Date of Birth: 11/07/55

Valerie A. Brown                Vice President and      Since 2001   Vice President and Assistant Secretary of all the DFA
Santa Monica, CA                Assistant Secretary                  Entities. Prior to April 2001, legal counsel for DFA
Date of Birth: 1/24/67                                               (since March 2000). Associate, Jones, Day, Reavis &
                                                                     Pogue from October 1991 to February 2000.

Truman A. Clark                 Vice President          Since 1996   Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                                     Fund Advisors Ltd.
Date of Birth: 4/08/41

James L. Davis                  Vice President          Since 1999   Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                                     Fund Advisors Ltd. Formerly at Kansas State University,
Date of Birth: 11/29/56                                              Arthur Anderson & Co., Phillips Petroleum Co.

Robert T. Deere                 Vice President          Since 1994   Vice President of all the DFA Entities.
Santa Monica, CA
Date of Birth: 10/08/57

Robert W. Dintzner              Vice President          Since 2001   Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                                     Fund Advisors Ltd. Prior to April 2001, marketing supervisor
Date of Birth: 3/18/70                                               and marketing coordinator for DFA.

Richard A. Eustice              Vice President and      Since 1998   Vice President and Assistant Secretary of all the DFA
Santa Monica, CA                Assistant Secretary                  Entities, except Dimensional Fund Advisors Ltd.
Date of Birth: 8/05/65

Eugene F. Fama, Jr.             Vice President          Since 1993   Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                                     Fund Advisors Ltd.
Date of Birth: 1/21/61

Robert M. Fezekas               Vice President          Since 2001   Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                                     Fund Advisors Ltd. and DFA Australia Limited. Prior to
Date of Birth: 10/28/70                                              December 2001, Portfolio Manager.

                                                          TERM OF
                                                         OFFICE(1)
                                                            AND
                                                          LENGTH
                                                            OF
NAME, AGE AND ADDRESS             POSITION                SERVICE    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------             --------               ---------   ----------------------------------------
Glenn S. Freed                  Vice President          Since 2001   Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                                     Fund Advisors Ltd. and DFA Australia Limited. Formerly,
Date of Birth: 11/24/61                                              Professor and Associate Dean of the Leventhal School of
                                                                     Accounting (September 1998 to August 2001) and Academic
                                                                     Director Master of Business Taxation Program (June 1996 to
                                                                     August 2001) at the University of Southern California Marshall
                                                                     School of Business.

Henry F. Gray                   Vice President          Since 2000   Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                                     Fund Advisors Ltd. Prior to July 2000, portfolio manager.
Date of Birth: 9/22/67

Kamyab Hashemi-Nejad            Vice President,         Since 1997   Vice President, Controller and Assistant Treasurer, of all
Santa Monica, CA                Controller and                       the DFA Entities.
Date of Birth: 1/22/61          Assistant Treasurer

Stephen P. Manus                Vice President          Since 1997   Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                                     Fund Advisors Ltd.

Karen E. McGinley               Vice President          Since 1997   Vice President of all the DFA Entities.
Santa Monica, CA
Date of Birth: 3/10/66

Catherine L. Newell             Vice President and      Since 2000   Vice President and Secretary of all the DFA Entities, except
Santa Monica, CA                Secretary                            DFA Australia Limited for which she is Vice President and
Date of Birth: 5/07/64                                               Assistant Secretary. Director, Dimensional Funds PLC. Vice
                                                                     President and Assistant Secretary of all DFA Entities
                                                                     (1997-2000).

David A. Plecha                 Vice President          Since 1993   Vice President of all the DFA Entities.
Santa Monica, CA
Date of Birth: 10/26/61

Andrew E. Rasmusen              Vice President          Since 2001   Vice President of all the DFA Entities except Dimensional
Santa Monica, CA                                                     Fund Advisors Ltd. Prior to April 2001, investment
Date of Birth: 1/26/62                                               management, client service manager for DFA (since October
                                                                     2000). Investment manager researcher and consultant for
                                                                     InvestorForce, Inc. from October 1999 to October 2000 and for
                                                                     William M. Mercer Investment Consulting, Inc. from April 1996 to October 1999.

George L. Sands                 Vice President          Since 1993   Vice President of all the DFA Entities.
Santa Monica, CA
Date of Birth: 2/08/56

Michael T. Scardina             Vice President, Chief   Since 1993   Vice President, Chief Financial Officer and Treasurer of all
Santa Monica, CA                Financial Officer and                the DFA Entities. Director, Dimensional Funds PLC.
Date of Birth: 10/12/55         Treasurer

David E. Schneider              Vice President          Since 2001   Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                                     Fund Advisors Ltd. and DFA Australia Limited. Prior to 2001
Date of Birth: 1/26/46                                               and currently, Regional Director of Dimensional Fund Advisors
                                                                     Inc.

John C. Siciliano               Vice President          Since 2001   Vice President of all the DFA Entities. Director,
Santa Monica, CA                                                     Dimensional Funds PLC. Managing Principal, Payden & Rygel
Date of Birth: 8/24/54                                               Investment Counsel from April 1998 through December 2000 and
                                                                     Co-Head, North American Corporate Finance for Dresdner
                                                                     Kleinwort Benson N.A. from October 1995 to April 1998.

Jeanne C. Sinquefield, Ph.D.*   Executive Vice          Since 1988   Executive Vice President of all the DFA Entities.
Santa Monica, CA                President
Date of Birth:12/02/46

Carl G. Snyder                  Vice President          Since 2000   Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                                     Fund Advisors Ltd. Prior to July 2000, portfolio manager.
Date of Birth: 6/08/63

Weston J. Wellington            Vice President          Since 1997   Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                                     Fund Advisors Ltd.
Date of Birth: 3/01/51

Daniel M. Wheeler               Vice President          Since 2001   Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                                     Fund Advisors Ltd. and DFA Australia Limited. Prior to 2001
Date of Birth: 3/03/45                                               and currently, Director of Financial Advisors Services of
                                                                     Dimensional Fund Advisors Inc.


1 Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

* Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of the Fund's outstanding stock.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

     The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund in complying with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The advisor also provides the Fund with office space and personnel. For its administrative services, the Portfolio pays the Advisor a monthly fee equal to one-twelfth of .07% of the average net assets of the Portfolio. Pursuant to the Expense Waiver and Assumption Agreement for the Portfolio, the Advisor has agreed to waive its administration fee and to assume the Portfolio's direct and indirect expenses (including the expenses the Portfolio bears as a shareholder of its Master Fund) to the extent necessary to limit the expenses of the Portfolio to 0.20% of its average net assets on an annualized basis. The Expense Waiver and Assumption Agreement will remain in effect for a period of one year from April 1, 2002 to April 1, 2003, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For additional information concerning the Expense Waiver and Assumption Agreement, see "Annual Fund Operating Expenses" in the prospectus. Prior to the institution of the contractual waiver described above, the Portfolio was subject to voluntary fee waiver and expense assumption arrangement at an identical rate. For the fiscal years ended November 30, 2001, 2000 and 1999, the Portfolio paid administrative fees to the Advisor of $114,000, $122,000 and $78,000, respectively.

     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. PFPC's charges for its services to feeder portfolios are based on the number of feeder portfolios investing in each Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. The Portfolio invests in a Master Fund that is taxed as a corporation. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders.

CUSTODIAN

     PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as a custodian for the Portfolio and the Master Fund. The custodian maintains a separate account or accounts for the Portfolio and the Master Fund; receives, holds and releases portfolio securities on account of the Portfolio and the Master Fund; makes receipts and disbursements of money on behalf of the Portfolio and the Master Fund; and collects and receives income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

     The Fund acts as distributor of the Portfolio's shares. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of DFA, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the Portfolio's shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP are the independent certified public accountants to the Fund and audit the annual financial statements of the Fund. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301.

                                  ADVISORY FEES

     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 2001, 2000, and 1999, the Master Fund paid advisory fees of $266,000, $219,000, and $167,000, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

     In approving the continuation of the advisory agreement for the Master Fund, the Board of Trustees, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor (the "Disinterested Trustees"), considered a number of factors, including: (i) the nature, extent and quality of services provided by the Advisor to the Master Fund; (ii) the fees and expenses borne by the Master Fund; and (iii) the performance of the Master Fund relative to a selected peer group of funds. When considering the nature and quality of the services provided by the Advisor, the Board of Trustees reviewed the scope, depth and experience of the Advisor's organization and the investment professionals currently providing management services to the Master Fund. The Board of Trustees evaluated the Advisor's portfolio management process. The Board of Trustees also considered the nature and character of non-investment management services provided by the Advisor. When considering the fees and expenses borne by the Master Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Master Fund and any additional benefits received by the Advisor (or its affiliates) in connection with providing such services, the Board of Trustees compared the fees charged by the Advisor to the Master Fund to the fees charged the funds in its peer group for comparable services, and analyzed the expenses incurred by the Advisor with respect to the Master Fund. The Board of Trustees also reviewed the Advisor's operations, financial condition, and financial results in managing the Master Fund. The Board of Trustees noted, among other things, that the Master Fund's management fees and total expenses as a percentage of its average net assets over various periods were highly favorable in relation to its peer group of funds. In considering the performance of the Master Fund, the Board of Trustees compared the performance of the Master Fund to the performance of a peer group of funds, and also reviewed the sales and redemption activity of the Master Fund. After requesting and reviewing such materials as it deemed necessary, the Board of Trustees concluded that the management fees of the Master Fund are fair, both absolutely and in comparison with those of other funds in its peer group and the industry at large, and that shareholders have received reasonable value in return for paying such fees and expenses. The Board of Trustees, including the Disinterested Trustees, therefore concluded that the continuation of the advisory agreement was in the best interests of the Master Fund and its shareholders.



                               GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as

DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.

     Until April 1, 2001, the Portfolio was known as The DFA 6-10 Institutional Portfolio.


                                 CODES OF ETHICS

     The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Master Fund. In addition, the Advisor has adopted a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolio and Master Fund, and their shareholders, with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.


                               SHAREHOLDER RIGHTS

     The shares of the Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature. With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular class whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever the Portfolio, as an investor in the Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

     Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this prospectus. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                         PRINCIPAL HOLDERS OF SECURITIES

     As of February 28, 2002, the following person(s) beneficially owned 5% or more of the outstanding stock of the Portfolio:

         Utah Retirement System                              44.41%
         540 E. 200 South
         Salt Lake City, UT  84102

         Baycare Health Master Custody                       40.79%
         323 Jefford Street
         Clearwater, FL  33757

         Baycare Health Retirement Plan                      12.71%
         323 Jefford Street
         Clearwater, FL  33757


                               PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio. Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

     Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolio, which is currently sold at net asset value. Any such charges will be described in the prospectus.

                              REDEMPTION OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission ("SEC"),
(2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

     Shareholders may transfer shares of the Portfolio to another person by making a written request therefore to the Advisor who will transmit the request to the Fund's Transfer Agent. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the prospectus under "REDEMPTION OF SHARES." As with redemptions, the written request must be received in good order before any transfer can be made.

                            TAXATION OF THE PORTFOLIO

     The following is a summary of some of the federal income tax consequences that may affect the Portfolio. Unless your investment in the Portfolio is through a retirement plan, you should consider the tax implications of investing, and consult your own tax adviser. The tax consequences described below may be affected by special rules because the Portfolio invests substantially all of its assets in the Master Fund, which is taxable as a corporation for federal income tax purposes. These rules could affect the amount, timing and character of income distributed to shareholders by the Portfolio.

DISTRIBUTION OF NET INCOME

     The Portfolio receives income generally in the form of dividends earned by the Master Fund on its investments. This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

     The Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from the Master Fund's net short-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as ordinary income, and distributions from the Master Fund's net long-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as long-term capital gain. Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio.

     Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), capital gain distributions made by the Portfolio that are derived from the Master Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

     The Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient distributions in December (or January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.

DIVIDENDS-RECEIVED DEDUCTION

     With respect to dividends that are received on portfolio securities, the Master Fund may not be eligible to pass through the corporate dividends-received deduction attributable to its holdings of U.S. equity securities to the Portfolio, and the Portfolio may not be eligible to pass through the deduction to its corporate shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the level of the Master Fund, the Portfolio, or the corporate shareholder, the requisite holding period of the dividend-paying stock is not met or the dividends-received deduction is reduced. Dividends from net investment income will generally qualify in part for the dividends-received deduction, but the portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

LIMITATION ON DEDUCTIBILITY OF LOSSES

     Losses incurred on the sale of securities by the Master Fund to another Master Fund may be disallowed if, as of the date of sale, the same persons (or, in the case of a sale of securities by the Master Fund to another Master Fund organized as a corporation (a "Corporate Master Fund"), five or fewer persons) own directly or indirectly more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of the Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule. In applying these attribution rules to the sale of securities by the Master Fund to a Corporate Master Fund, only shareholders that own 5% or more of the shares of the Portfolio are considered to own the shares of the corresponding Master Fund in proportion to their ownership of Portfolio shares.

REDEMPTION OF PORTFOLIO SHARES

     Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), gain from the sale of shares of the Master Fund or Portfolio held for more than five years may be subject to a reduced rate of tax.

     Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares. All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

     To the extent the Master Fund invests in certain U.S. government obligations, dividends received by the Portfolio from this interest income and distributed to shareholders will not be exempt from state and local personal income taxes by virtue of the federal income status of the Master Fund as a corporation.

COMPLEX SECURITIES

     The Master Fund may invest in complex securities and such investments may be subject to special and complicated tax rules. These rules could affect whether gains or losses recognized by the Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, or defer the Portfolio's or the Master Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

     The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

     The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis, that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 2001, contains additional performance information. A copy of the annual report is available upon request and without charge.

     Quotations of the annualized percentage total returns of the Portfolio for the one-, five-, and ten-year periods ended December 31, 2001 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

     For purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

        n
P(1 + T)   = ERV

where:

     P   = a hypothetical initial payment of $1,000

     T   = average annual total return

     n   = number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

     In addition to the standardized method of calculating performance required by the SEC, the Portfolio and Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

     The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, are the Fund's independent certified public accountants. They audit the Fund's annual financial statements. The audited financial statements and financial highlights of the Portfolio for the fiscal year ended November 30, 2001, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     The audited financial statements of the Master Fund for the fiscal year ended November 30, 2001, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 30, 2002

     Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company that offers twenty-three series of shares. This statement of additional information ("SAI") relates to eight series of the Fund (individually, a "Portfolio" and collectively, the "Portfolios"):


                           DOMESTIC EQUITY PORTFOLIOS

U.S. Large Company Portfolio K               U.S. Small XM Value Portfolio K
U.S. Large Cap Value Portfolio K             U.S. Small Cap Portfolio K

                         INTERNATIONAL EQUITY PORTFOLIOS

DFA International Value Portfolio K          Emerging Markets Portfolio K


                             FIXED INCOME PORTFOLIOS

DFA One-Year Fixed Income Portfolio K        DFA Two-Year Global Fixed Income
                                             Portfolio K

     This SAI is not a prospectus but should be read in conjunction with the Portfolios' prospectus dated March 30, 2001, as amended from time to time. The corresponding Master Funds' audited financial statements for the fiscal year ended November 30, 2001 are incorporated by reference from The DFA Investment Trust Company's (the "Trust") annual report to shareholders. The Portfolios' prospectus and the Trust's annual report can be obtained by writing to the above address or by calling the above telephone number.

                                TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES                              3

BROKERAGE COMMISSIONS                                               3

INVESTMENT LIMITATIONS                                              4

FUTURES CONTRACTS                                                   7

CASH MANAGEMENT PRACTICES                                           8

CONVERTIBLE DEBENTURES                                              9

PORTFOLIO TURNOVER RATES                                            9

DIRECTORS AND OFFICERS                                              9

SERVICES TO THE FUND                                               14

ADVISORY FEES                                                      15

GENERAL INFORMATION                                                16

CODES OF ETHICS                                                    16

SHAREHOLDER RIGHTS                                                 16

PRINCIPAL HOLDERS                                                  16

PURCHASE OF SHARES                                                 17

REDEMPTION AND TRANSFER OF SHARES                                  17

TAXATION OF THE PORTFOLIOS                                         18

CALCULATION OF PERFORMANCE DATA                                    20

FINANCIAL STATEMENTS                                               21

                     PORTFOLIO CHARACTERISTICS AND POLICIES

     Each of the Portfolios is a "Feeder Fund," which means that it seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of The DFA Investment Trust Company (the "Trust"). The series of the Trust are referred to as the "Master Funds." Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each Master Fund, and provides administrative services to the Portfolios. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus. The following information supplements the information set forth in the prospectus. Unless otherwise indicated, the following information applies to all of the Portfolios through their investments in the Master Funds.

     Each of the Portfolios and the Master Funds are diversified under the federal securities laws and regulations.

     Because the structures of the Domestic Equity and International Equity Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that the Master Funds might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Funds and the anticipated amount of assets intended to be invested in such securities, management does not anticipate that a Master Fund will include as much as 5% of the voting securities of any issuer.

     Prior to April 1, 2001, the U.S. Small XM Value Portfolio K and the U.S. Small Cap Portfolio K were known as the U.S. 4-10 Value Portfolio K and the U.S. 6-10 Small Company Portfolio K, respectively. Similarly, the Master Funds in which these two Portfolios invest - the U.S. Small XM Value Series and the U.S. Small Cap Series - were, prior to April 1, 2001, known as the U.S. 4-10 Value Series and the U.S. 6-10 Small Company Series, respectively.

                              BROKERAGE COMMISSIONS

     The following table depicts brokerage commissions paid by the Master Funds.

                                               FISCAL YEARS ENDED
                                               ------------------
                                       2001              2000              1999
                                       ----              ----              ----
U.S. Large Company Series           $90,857          $ 48,866        $    1,250
U.S. Large Cap Value Series         589,100         1,878,270         2,492,821
U.S. Small XM Value Series          637,192         2,808,527         1,164,028
U.S. Small Cap Series               630,992         1,283,763           733,337
International Value Series          386,725           376,232           480,344
Emerging Markets Series             324,859           439,821           246,534
                                    -------           -------           -------
TOTAL                            $2,659,725        $7,026,908        $5,118,314

     The substantial increases or decreases in the amount of brokerage commissions paid by the Master Funds from year to year indicated in the foregoing table resulted from increases or decreases in the amount of securities that were bought and sold by the Master Funds.

     The Fixed Income Master Funds acquire and sell securities on a net basis with dealers that are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making and credit analysis ability. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Master Funds effect transactions.

     Portfolio transactions of each Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for the Master Funds to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Master Funds to their brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.

     The OTC companies eligible for purchase by certain of the Master Funds may be thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect OTC trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, electronic communications networks (ECNs) and with brokers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor to sometimes trade larger blocks than would be possible by going through a single market maker.

     ECNs, such as Instinet, are electronic information and communication networks whose subscribers include most market makers and many institutions. Such ECNs charge a commission for each trade executed on their systems. For example, on any given trade, a Master Fund, by trading through an ECN, could pay a spread to a dealer on the other side of the trade plus a commission to the ECN. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Funds can effect transactions at the best available prices.

     During the fiscal year ended November 30, 2001, the Master Funds paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Funds as follows:


                                        VALUE OF
                                       SECURITIES              BROKERAGE
                                      TRANSACTIONS            COMMISSIONS
                                      ------------            -----------
U.S. Large Cap Value Series            $85,987,146             $133,985
U.S. Large Company Series                       $0                   $0
U.S. Small XM Value Series            $119,684,710             $263,401
U.S. Small Cap Series                  $47,865,058             $128,407
Emerging Markets Series                         $0                   $0
International Value Series             $52,976,461              $62,081
                                      ------------             --------
TOTAL                                 $306,513,375             $587,874

     The investment advisory agreements permit the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Master Funds. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Funds. Subject to obtaining best price and execution, transactions may be placed with brokers that have assisted in the sale of the Portfolios' shares. A Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the corresponding Master Fund.

                             INVESTMENT LIMITATIONS

     Each of the Portfolios and Master Funds has adopted certain limitations which may not be changed with respect to any Portfolio or Master Fund without the approval of the holders of a majority of the outstanding voting securities of such Portfolio or Master Fund. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio or Master Fund (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio or Master Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio or Master Fund.

     The Portfolios and Master Funds will not:

          (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and they (except the U.S. Small Cap Portfolio and the DFA One-Year Fixed Income Portfolio) may purchase or sell financial futures contracts and options thereon;

          (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

          (3) as to 75% of the total assets of a Portfolio or Master Fund, invest in the securities of any issuer (except obligations of the U.S. Government, its agencies and its instrumentalities or, for the Portfolios, shares of an investment company) if, as a result, more than 5% of the Portfolio's or Master Fund's total assets, at market, would be invested in the securities of such issuer;

          (4) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets (provided that DFA One-Year Fixed Income Portfolio may borrow no more than 5% of its net assets) or pledge in excess of 33% of such assets to secure such loans;

          (5) engage in the business of underwriting securities issued by others;

          (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's or Master Fund's total assets would be invested in securities of companies within such industry; except that the Fixed Income Portfolios and Master Funds shall invest more than 25% of their total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under "Investments in the Banking Industry" and as otherwise described under "Portfolio Strategy;"

          (7)  purchase securities on margin; or

          (8) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted by the 1940 Act.

     In addition, the Master Funds will not:

          (9) purchase or retain securities of an issuer if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities; provided that the U.S. Small XM Value Series is not subject to this limitation;

          (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (4) above; provided that the U.S. Small XM Value Series is not subject to this limitation;

          (11) invest more than 10% of the value of the Master Fund's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments; provided that the U.S. Small XM Value Series and Two-Year Global Fixed Income Series are not subject to this limitation, and the Large Cap Value Series, the International Value Series, the U.S. Small Cap Series and the Emerging Markets Series may invest not more than 15% of their total assets in illiquid securities;

          (12) invest for the purpose of exercising control over management of any company; provided that the U.S. Small XM Value Series is not subject to this limitation;

          (13) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization; provided that each of the U.S. Small XM Value Series and Emerging Markets Series may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depository Receipts;

          (14) invest more than 5% of its total assets in securities of companies that have (with predecessors) a record of less than three years' continuous operation; except this limitation does not apply to the U.S. Small XM Value Series and Emerging Markets Series;

          (15) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs, except that the U.S. Small XM Value Series is not subject to these limitations;

          (16) purchase warrants, however, the Domestic and International Equity Portfolios may acquire warrants as a result of corporate actions involving their holdings of other equity securities; provided that the U.S. Small XM Value Series is not subject to this limitation; or

          (17) acquire more than 10% of the voting securities of any issuer; provided that this limitation applies only to 75% of the assets of both of the U.S. Value Series and the Emerging Markets Series.

     The investment limitations described in (3), (6) and (10) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as one of the Master Funds.

     The investment limitations described in (1), (4) and (7) above do not prohibit each Portfolio or Master Fund that may purchase or sell financial futures contracts and options thereon from making margin deposits to the extent permitted under applicable regulations. The investment limitation described in
(5) above does not prohibit each Portfolio or Master Fund from acquiring private placements to the extent permitted under applicable regulations.

     For purposes of (4) above, the Emerging Markets Portfolio K (indirectly through its investment in the corresponding Master Fund) may borrow in connection with a foreign currency transaction or the settlement of a portfolio trade. The only type of borrowing contemplated thereby is the use of a letter of credit issued on such Master Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Master Fund has no present intent to engage in any other types of borrowing transactions under this authority.

     Although (2) above prohibits cash loans, the Portfolios and Master Funds are authorized to lend portfolio securities. Inasmuch as the Portfolios will only hold shares of a corresponding Master Fund, the Portfolios do not intend to lend those shares.

     For the purposes of (11) above, the Fixed Income Master Funds may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the "1933 Act") subject to the requirements regarding credit ratings stated in the prospectus under "Description of Investments." Further, pursuant to Rule 144A under the 1933 Act, the Master Funds may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% or 15% limitation on holdings of illiquid securities stated in (11) above. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

     Although not a fundamental policy subject to shareholder approval: (1) the U.S. Small Cap Portfolio K (indirectly through its investment in the Master
Fund) does not intend to purchase interests in any real estate investment trust; and (2) the U.S. Large Company Portfolio K, U.S. Large Cap Value Portfolio K, U.S. Small XM Value Portfolio K, U.S. Small Cap Portfolio K, DFA International Value Portfolio K, Emerging Markets Portfolio K, DFA One-Year Fixed Income Portfolio K and DFA Two-Year Global Fixed Income Portfolio K; (directly or indirectly through their investments in the Master Funds) do not intend to invest more than 15% of their net assets in illiquid securities.

     The DFA Two-Year Global Fixed Income Portfolio K (directly or indirectly through its investment in the Master Fund) may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While each U.S. Value Portfolio and the DFA International Value Portfolio K (directly or indirectly through its investment in the Master Fund) have retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.

     Notwithstanding any of the above investment restrictions, the Emerging Markets Series may establish subsidiaries or other similar vehicles for the purpose of conducting its investment operations in Approved Markets, if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as this Master Fund or whose use is otherwise considered by the Master Fund to be advisable. The Master Fund will "look through" any such vehicle to determine compliance with its investment restrictions.

     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that a Portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, a Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

     Unless otherwise indicated, all limitations applicable to a Portfolio's or Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of a Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Fund's total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                                FUTURES CONTRACTS

     All the Master Funds, except the U.S. Small Cap Series and One-Year Fixed Income Series, may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions.

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Each Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Funds expect to earn income on their margin deposits. To the extent that a Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the U.S. Securities and Exchange Commission (the "Commission"), each Master Fund may be required to maintain segregated accounts consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                            CASH MANAGEMENT PRACTICES

     The Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, in the case of the Emerging Markets Series, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.

     All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible:

                                                                                              PERCENTAGE
PORTFOLIOS AND MASTER FUNDS       PERMISSIBLE CASH INVESTMENT                                 GUIDELINES*
---------------------------       --------------------------                                  -----------
U.S. Large Company                Short-term fixed income obligations same as
                                  One-Year  Fixed Income  Portfolio; index futures
                                  contracts and options thereon**                                 5%

U.S. Value                        High quality, highly liquid fixed income
                                  securities such as money market instruments;
                                  index futures contracts and options thereon**                   20%

Small Cap                         No limitations, except not permitted to invest in               20%
                                  registered money market mutual funds

International Value               Fixed  income obligations such as money market
                                  instruments; index futures contracts and options
                                  thereon**                                                       20%

Emerging Markets                  Money market instruments; highly liquid debt
                                  securities; freely convertible currencies; shares of
                                  money market mutual funds***; index futures contracts
                                  and options thereon**                                           10%

     *The percentage guidelines set forth above are not absolute limitations but the Portfolios and Master Funds do not expect to exceed these guidelines under normal circumstances.

     **To the extent that such Master Funds or Portfolios invest in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions would exceed 5% of the Master Fund's or Portfolio's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

     ***Investments in money market mutual funds may involve duplication of certain fees and expenses.

                             CONVERTIBLE DEBENTURES

     The U.S. Small Cap Series is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the Master Fund an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Master Fund may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the Master Fund upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Master Fund with opportunities which are consistent with the Master Fund's investment objective and policies.

                            PORTFOLIO TURNOVER RATES

     Generally, securities will be purchased by the Domestic Equity and International Equity Master Funds with the expectation that they will be held for longer than one year. Because the relative market capitalizations of small companies compared with larger companies generally do not change substantially over short periods of time, the portfolio turnover rates of the U.S. Small Cap Series ordinarily are anticipated to be relatively low. The Fixed Income Master Funds are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. The portfolio turnover rates for the Two-Year Global Fixed Income Series have varied from year to year due to market and other conditions. In addition, variations in turnover rates occur because securities are sold when, in the Advisor's judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

                             DIRECTORS AND OFFICERS

DIRECTORS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. The Directors of the Fund, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolios and the Master Funds.

     The Board has an Audit Committee comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee for the Board oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and other oversight functions as requested by the Board. The Audit Committee for the Board also acts as a liaison between the

Fund's independent certified public accountants and the full Board. There were two Audit Committee meetings for the Fund held during the fiscal year ended November 30, 2001.

     Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director's experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

DISINTERESTED DIRECTORS


                                  TERM OF
                                 OFFICE(1)
                                    AND                                              PORTFOLIOS WITHIN
                                   LENGTH                                               THE DFA FUND
     NAME, AGE AND                   OF       PRINCIPAL OCCUPATION DURING PAST 5         COMPLEX(2)       OTHER DIRECTORSHIPS OF
        ADDRESS       POSITION    SERVICE                  YEARS                          OVERSEEN        PUBLIC COMPANIES HELD
     -------------    --------   ---------    ----------------------------------     -----------------    ----------------------
George M.             Director     Since     Leo Melamed Professor of Finance,      87 portfolios in 4
Constantinides                      1993     Graduate School of Business,           investment companies
1101 E. 58th Street                          University of Chicago.
Chicago, IL 60637
Date of Birth:
9/22/47

John P. Gould         Director     Since     Steven G. Rothmeier Distinguished      87 portfolios in      Trustee, Harbor Fund
1101 E. 58th Street                1993      Service Professor of Economics,        4 investment          (registered investment
Chicago, IL 60637                            Graduate School of Business,           companies             company) (13 Portfolios).
Date of Birth:                               University of Chicago. Principal
1/19/39                                      and Executive Vice President,
                                             Lexecon Inc. (economics, law,
                                             strategy and finance consulting).
                                             Formerly, President, Cardean
                                             University (division of
                                             UNext.com). Member of the Boards
                                             of Milwaukee Mutual Insurance
                                             Company and UNext.com. Formerly,
                                             Trustee, First Prairie Funds
                                             (registered investment company).

Roger G. Ibbotson     Director     Since     Professor in Practice of Finance,      87 portfolios in 4
Yale School of                     1993      Yale School of Management.             investment
Management                                   Director, BIRR Portfolio Analysis,     companies
P.O. Box 208200                              Inc. (software products). Chairman,
New Haven, CT                                Ibbotson Associates, Inc., Chicago,
06520-8200                                   IL (software, data, publishing and
Date of Birth:                               consulting). Partner, Zebra Capital
5/27/43                                      Management, LLC (hedge fund
                                             manager). Formerly, Director,
                                             Hospital Fund, Inc. (investment
                                             management services).

Myron S. Scholes      Director     Since     Frank E. Buck Professor Emeritus of    87 portfolios in      Director, American Century
Oak Hill Capital                   1993      Finance, Stanford University.          4 investment          Fund Complex (registered
Management, Inc.                             Partner, Oak Hill Capital              companies             investment companies) (38
2775 Sand Hill Road                          Management. Chairman, Oak Hill                               Portfolios).
Suite 220                                    Platinum Partners. Director,
Menlo Park, CA 94025                         Financial Engines. Director,
Date of Birth:                               Chicago Mercantile Exchange.
7/01/41                                      Consultant, Arbor Investors.
                                             Formerly, Director, Smith Breeden
                                             Family of Funds and Partner,
                                             Long-Term Capital Management.

Abbie J. Smith        Director     Since     Marvin Bower Fellow, Harvard           87 portfolios in      Director, HON Industries
425 Morgan Hall                    2000      Business School (9/01 to 8/02).        4 investment          Inc. (office furniture).
Soldiers Field,                              Boris and Irene Stern Professor of     companies
Boston, MA 02163                             Accounting, Graduate School of
Date of Birth:                               Business, University of Chicago.
4/30/53


INTERESTED DIRECTORS

     The following Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the 1940 Act, due to their positions with the Advisor.

                                     TERM OF
                                    OFFICE(1)                                              PORTFOLIOS
                                       AND                                                 WITHIN THE
                                      LENGTH                                                DFA FUND
     NAME, AGE AND                      OF        PRINCIPAL OCCUPATION DURING PAST 5       COMPLEX(2)     OTHER DIRECTORSHIPS OF
        ADDRESS          POSITION    SERVICE                     YEARS                      OVERSEEN      PUBLIC COMPANIES HELD
     -------------       --------   ---------     ----------------------------------       ----------     ----------------------
David G. Booth          Director,     Since     President, Chairman-Chief Executive      87 portfolios    Director, Assante
1299 Ocean Avenue       President     1992      Officer and Director of the following    in 4             Corporation (investment
Santa Monica, CA        and                     companies: Dimensional Fund Advisors     investment       management).
90401                   Chairman                Inc., DFA Securities Inc., DFA           companies
Date of Birth:          - Chief                 Australia Limited, Dimensional
12/02/46                Executive               Investment Group Inc. and Dimensional
                        Officer                 Emerging Markets Value Fund Inc.
                                                Trustee, President and Chairman-Chief
                                                Executive Officer of The DFA
                                                Investment Trust Company. President,
                                                Dimensional Fund Advisors Ltd.
                                                Director, Dimensional Funds PLC.
                                                Limited Partner, Oak Hill Partners.
                                                Formerly, Director, SA Funds
                                                (registered investment company).


Rex A. Sinquefield*     Director,     Since     Chairman-Chief Investment Officer and    87 portfolios
1299 Ocean Avenue       Chairman-     1992      Director, Dimensional Fund Advisors      in 4
Santa Monica, CA        Chief                   Inc., DFA Securities Inc., Dimensional   investment
90401                   Investment              Investment Group Inc. and Dimensional    companies
Date of Birth:          Officer                 Emerging Markets Value Fund Inc.
9/07/44                                         Trustee, Chairman-Chief Investment
                                                Officer, The DFA Investment Trust
                                                Company.  Chairman and Director,
                                                Dimensional Fund Advisors Ltd.
                                                Director and Chief Investment Officer,
                                                DFA Australia Ltd.  Director,
                                                Dimensional Funds PLC. Trustee, St.
                                                Louis University.  Life Trustee and
                                                Member of Investment
                                                Committee, DePaul University.
                                                Director, The German St. Vincent Orphan
                                                Home Member of Investment Committee,
                                                Archdiocese of St. Louis.


(1) Each Director holds office for an indefinite term until his or her successor is elected and qualified.

(2) Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: the Fund; DFA Investment Dimensions Group Inc.; The DFA Investment Trust Company; and Dimensional Emerging Markets Value Fund Inc.

* Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Information relating to each Director's ownership (including the ownership of his or her immediate family) in each Portfolio of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2001 is set forth in the chart below.


                                                                                        AGGREGATE DOLLAR RANGE OF SHARES
                                                                                     OWNED IN ALL FUNDS OVERSEEN BY DIRECTOR
                                                                                             IN FAMILY OF INVESTMENT
             NAME                            DOLLAR RANGE OF FUND SHARES OWNED                        COMPANIES
             ----                            ---------------------------------       ---------------------------------------
     DISINTERESTED DIRECTORS:
     George M. Constantinides                             None                                        None
     John P. Gould                                        None                                        None
     Roger G. Ibbotson                                    None                                        None
     Myron S. Scholes                                     None                                   $10,001-50,000
     Abbie J. Smith                                       None                                        None

     INTERESTED DIRECTORS:
     David G. Booth                                       None                                    Over $100,000
     Rex A. Sinquefield                                   None                                    Over $100,000

     Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 2001 and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                                              AGGREGATE                  TOTAL COMPENSATION
                                             COMPENSATION                     FROM FUND
     DIRECTOR                                FROM THE FUND              AND DFA FUND COMPLEX+
     --------                                -------------              --------------------
     George M. Constantinides                   $3,515                         $52,500
     John P. Gould                              $3,415                         $51,000
     Roger G. Ibbotson                          $3,515                         $52,500
     Myron S. Scholes                           $3,415                         $51,000
     Abbie J. Smith                             $3,515                         $52,500


     +The term DFA Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.

OFFICERS

     Below is the name, age, information regarding positions with the Fund and the principal occupation for each officer of the Fund. Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, Dimensional Fund Advisors Ltd., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Emerging Markets Value Fund Inc. (collectively, the "DFA Entities").


                                                         TERM OF
                                                        OFFICE(1)
                                                           AND
                                                         LENGTH
                                                           OF
NAME, AGE AND ADDRESS            POSITION                SERVICE    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------            --------                -------    ----------------------------------------
Arthur H.F. Barlow              Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1993
Date of Birth: 11/07/55

Valerie A. Brown                Vice President and        Since     Vice President and Assistant Secretary of all the DFA
Santa Monica, CA                Assistant Secretary       2001      Entities. Prior to April 2001, legal counsel for DFA (since
Date of Birth:1/24/67                                               March 2000). Associate, Jones, Day, Reavis & Pogue from
                                                                    October 1991 to February 2000.

Truman A. Clark                 Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1996      Fund Advisors Ltd.
Date of Birth: 4/08/41

James L. Davis                  Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1999      Fund Advisors Ltd.  Formerly at Kansas State University,
Date of Birth:11/29/56                                              Arthur Anderson & Co., Phillips Petroleum Co.

Robert T. Deere                 Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1994
Date of Birth:10/08/57

Robert W. Dintzner              Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. Prior to April 2001, marketing supervisor
Date of Birth: 3/18/70                                              and marketing coordinator for DFA.

Richard A. Eustice              Vice President and        Since     Vice President and Assistant Secretary of all the DFA
Santa Monica, CA                Assistant Secretary       1998      Entities, except Dimensional Fund Advisors Ltd.
Date of Birth: 8/05/65

Eugene F. Fama, Jr.             Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1993      Fund Advisors Ltd.
Date of Birth: 1/21/61

Robert M. Fezekas               Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited. Prior to
Date of Birth: 10/28/70                                             December 2001, Portfolio Manager.

Glenn S. Freed                  Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited. Formerly,
Date of Birth: 11/24/61                                             Professor and Associate Dean of the Leventhal School of
                                                                    Accounting (September 1998 to August 2001) and Academic
                                                                    Director Master of Business Taxation Program (June 1996 to
                                                                    August 2001) at the University of Southern California Marshall
                                                                    School of Business.

                                                         TERM OF
                                                        OFFICE(1)
                                                           AND
                                                         LENGTH
                                                           OF
NAME, AGE AND ADDRESS            POSITION                SERVICE    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------            --------                -------    ----------------------------------------
Henry F. Gray                   Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2000      Fund Advisors Ltd. Prior to July 2000, portfolio manager.
Date of Birth: 9/22/67

Kamyab Hashemi-Nejad            Vice President,           Since     Vice President, Controller and Assistant Treasurer, of all
Santa Monica, CA                Controller and            1997      the DFA Entities.
Date of Birth: 1/22/61          Assistant Treasurer

Stephen P. Manus                Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1997      Fund Advisors Ltd.
Date of Birth: 12/26/50

Karen E. McGinley               Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1997
Date of Birth: 3/10/66

Catherine L. Newell             Vice President and        Since     Vice President and Secretary of all the DFA Entities, except
Santa Monica, CA                Secretary                 2000      DFA Australia Limited for which she is Vice President and
Date of Birth: 5/07/64                                              Assistant Secretary.  Director, Dimensional Funds PLC. Vice
                                                                    President and Secretary of all the DFA Entities (1997-2000).

David A. Plecha                 Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1993
Date of Birth: 10/26/61

Andrew E. Rasmusen              Vice President            Since     Vice President of all the DFA Entities except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. Prior to April 2001, investment
Date of Birth: 1/26/62                                              management, client service manager for DFA (since October
                                                                    2000). Investment manager researcher and consultant for
                                                                    InvestorForce, Inc. from October 1999 to October 2000 and for
                                                                    William M. Mercer Investment Consulting, Inc. from April 1996 to October 1999.

George L. Sands                 Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                          1993
Date of Birth: 2/08/56


Michael T. Scardina             Vice President, Chief     Since     Vice President, Chief Financial Officer and Treasurer of all
Santa Monica, CA                Financial Officer and     1993      the DFA Entities. Director, Dimensional Funds PLC.
Date of Birth: 10/12/55         Treasurer

David E. Schneider              Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited. Prior to 2001
Date of Birth: 1/26/46                                              and currently, Regional Director of Dimensional Fund Advisors
                                                                    Inc.

John C. Siciliano               Vice President            Since     Vice President of all the DFA Entities.  Director,
Santa Monica, CA                                          2001      Dimensional Funds PLC. Managing Principal, Payden & Rygel
Date of Birth: 8/24/54                                              Investment Counsel from April 1998 through December 2000 and
                                                                    Co-Head, North American Corporate Finance for Dresdner
                                                                    Kleinwort Benson N.A. from October 1995 to April 1998.

Jeanne C. Sinquefield, Ph.D.*   Executive Vice            Since     Executive Vice President of all the DFA Entities.
Santa Monica, CA                President                 1988
Date of Birth: 12/02/46

Carl G. Snyder                  Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2000      Fund Advisors Ltd. Prior to July 2000, portfolio manager.
Date of Birth: 6/08/63

Weston J. Wellington            Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          1997      Fund Advisors Ltd.
Date of Birth: 3/01/51

Daniel M. Wheeler               Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                          2001      Fund Advisors Ltd. and DFA Australia Limited. Prior to 2001
Date of Birth: 3/03/45                                              and currently, Director of Financial Advisors Services of
                                                                    Dimensional Fund Advisors Inc.


(1) Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

* Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of the Fund's outstanding stock.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

     The Fund has entered into an administration agreement with the Advisor on behalf of each Portfolio. Pursuant to the administration agreement, the Advisor performs various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Funds, and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. In addition, from the administration fee described below that it receives from each Portfolio, the Advisor pays service agents that provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders, in an amount up to 0.25% of the Portfolio's average net assets. For its administrative services, each Portfolio is obligated to pay the Advisor a monthly fee equal to one-twelfth of the percentage of its average net assets listed below:

U.S. Large Company Portfolio K                         0.375%
U.S. Large Cap Value Portfolio K                       0.40%
U.S. Small XM Value Portfolio K                        0.55%
U.S. Small Cap Portfolio K                             0.57%
DFA International Value Portfolio K                    0.45%
Emerging Markets Portfolio K                           0.65%
DFA One-Year Fixed Income Portfolio K                  0.35%
DFA Two-Year Global Fixed Income Portfolio K           0.35%

Pursuant to an Expense Waiver and Assumption Agreement for the Portfolios, the Advisor has contractually agreed to waive its administration fee and to assume each Portfolio's expenses (up to the amount of fees paid to the Advisor based on the Portfolio's assets invested in its master fund) to the extent necessary to reduce a Portfolio's expenses when its total operating expenses exceed the following percentage of average net assets on an annualized basis: 0.75% for U.S. Large Company Portfolio K; 0.85% for U.S. Large Cap Value Portfolio K; 1.00% for U.S. Small XM Value Portfolio K; 0.95% for U.S. Small Cap Portfolio K; 1.00% for DFA International Value Portfolio K; 1.25% for Emerging Markets Portfolio K; 0.75% for DFA One-Year Fixed Income Portfolio K; and 0.75% for DFA Two-Year Fixed Income Portfolio K. At any time that the annualized expenses of a Portfolio are less than the rate listed above for such Portfolio on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously waived and/or any expenses previously assumed to the extent that such reimbursement will not cause the Portfolio's annualized expenses to exceed the applicable percentage of average net assets as listed above. The Portfolios are not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months prior to the date of such reimbursement. The Expense Waiver and Assumption Agreement will remain in effect for a period of one year from August 1, 2001 to August 1, 2002, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolios and Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services. PFPC's charges for its services to each Portfolio are based on the number of feeder portfolios investing in the corresponding Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders. This applies to the U.S. Large Cap Value Portfolio K, the U.S. Small XM Value Portfolio K, the U.S. Small Cap Portfolio K, the DFA International Value Portfolio K, the DFA One-Year Fixed Income Portfolio K and the DFA Two-Year Global Fixed Income Portfolio K. PFPC's charges in the aggregate to the group of feeder portfolios investing in Master Funds taxed as partnerships are $2,600 per month multiplied by the number of feeders. This applies to the U.S. Large Company Portfolio K and the Emerging Markets Portfolio
K. Additionally,
the U.S. Large Company Portfolio K also pays a fee of .015% of net assets per year and a separate transfer agency fee of .0025% of net assets per year with a minimum yearly fee of $15,000.

CUSTODIANS

     Citibank, N.A., 111 Wall Street, New York, New York, 10005, is the global custodian for the International Value Series, Emerging Markets Series and Two-Year Global Fixed Income Series. PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolios and the other Master Funds. The custodians maintain a separate account or accounts for the Portfolios and the Master Funds; receive, hold and release portfolio securities on account of the Portfolios and the Master Funds; make receipts and disbursements of money on behalf of the Portfolios and the Master Funds; and collect and receive income and other payments and distributions on account of the Portfolios' and the Master Funds' portfolio securities.

DISTRIBUTOR

     The Fund acts as distributor of each series of its own shares of stock. The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP are the independent certified public accountants to the Fund and audit the annual financial statements of the Fund and the Trust. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301.

                                  ADVISORY FEES

     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to each Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 2001, 2000, and 1999, the Master Funds paid advisory fees as set forth in the following table. Each Master Fund has at least one other feeder fund in addition to the Portfolio; the dollar amount shown below is the total dollar amount of management fees paid by the Master Fund to the Advisor.


                                               2001          2000           1999
                                               (000)         (000)          (000)
                                               -----         -----          -----
U.S. Large Company Series                    $  745        $  805         $  558
U.S. Large Cap Value Series                  $1,732        $1,737         $1,831
U.S. Small XM Value Series                   $  862        $  652         $  291
U.S. Small Cap Series                        $  266        $  219         $  167
International Value Series                   $2,801        $3,237         $3,481
Emerging Markets Series                      $  308        $  359         $  284
One-Year Fixed Income Series                 $  373        $  407         $  444
Two-Year Global Fixed Income Series          $  265        $  259         $  238


     In approving the continuation of the advisory agreement for each Master Fund, the Board of Trustees, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor (the "Disinterested Trustees"), considered a number of factors, including: (i) the nature, extent and quality of services provided by the Advisor to the Master Fund; (ii) the fees and expenses borne by the Master Fund; and (iii) the performance of the Master Fund relative to a selected peer group of funds. When considering the nature and quality of the services provided by the Advisor, the Board of Trustees reviewed the scope, depth and experience of the Advisor's organization and the investment professionals currently providing management services to the Master Fund. The Board of Trustees evaluated the Advisor's portfolio management process. The Board of Trustees also considered the nature and character of non-investment management services provided by the Advisor. When considering the fees and expenses borne by a Master Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Master Fund and any additional benefits received by the Advisor (or its affiliates) in connection with providing such services, the Board of Trustees compared the fees charged by the Advisor to the Master Fund to the fees charged the funds in its peer group for comparable services, and analyzed the expenses incurred by the Advisor with respect to the Master Fund. The Board of Trustees also reviewed the Advisor's operations, financial condition, and financial results in managing each Master Fund. The Board of Trustees noted, among other things, that each Master Fund's management fees and total expenses as a percentage of its average net assets over various periods were highly favorable in relation to its peer group of funds. In considering the performance of each Master Fund, the Board of Trustees compared the performance of the Master Fund to the performance of a peer group of funds, and also reviewed the sales and redemption activity of the Master Fund. After requesting and reviewing such materials as it deemed necessary, the Board of Trustees concluded that the management fees of each Master Fund are fair, both absolutely and in comparison with those of other funds in its peer group and the industry at large, and that shareholders have received reasonable value in return for paying such fees and expenses. The Board of Trustees, including the Disinterested Trustees, therefore concluded that the continuation of the advisory agreement was in the best interests of each Master Fund and its shareholders.


                               GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992 amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its Master Funds only to institutional investors in private offerings.

     Until April 1, 2001, the U.S. Small XM Value Portfolio K was known as the U.S. 4-10 Value Portfolio K and the U.S. Small Cap Portfolio K was known as the U.S. 6-10 Small Company Portfolio K.

                                 CODES OF ETHICS

     The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Master Funds. In addition, the Advisor has adopted or will adopt a revised Code of Ethics. The Codes of Ethics are designed to ensure that access persons act in the interests of the Portfolios and Master Funds, and their shareholders, with respect to any personal trading of securities. Under the Codes of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for shares of mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.

                               SHAREHOLDER RIGHTS

     The shares of each Portfolio, when issued and paid for in accordance with the Portfolios' prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters that affect the interest of the class of shares (Portfolio) that they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever a Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment. With regard to a Master Fund of the Trust organized as a partnership for federal tax purposes, if a majority shareholder of the Master Fund becomes bankrupt, a majority in interest of the remaining shareholders in the Master Fund must vote to approve the continuing existence of the Master Fund or the Master Fund will be liquidated.

     Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                                PRINCIPAL HOLDERS

     The Portfolios had not yet commenced operations as of February 28, 2002, and there were not yet any public shareholders.


                               PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

     Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios, which are currently sold at net asset value. Any such charges will be described in the prospectus.

                        REDEMPTION AND TRANSFER OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the Commission may permit.

                           TAXATION OF THE PORTFOLIOS

     The following is a summary of some of the federal income tax consequences of investing in the Portfolios. Because shares of the Portfolios are offered exclusively to 401(k) plan investors, such investors will not be subject to tax on distributions of net investment income or capital gains prior to the withdrawal of amounts deposited under the 401(k) plans. Unless you invest in the Portfolios through a 401(k) plan, you should consider the tax implications of investing and consult your own tax adviser.

     Different tax rules may apply to income earned by the Master Funds because, for federal income tax purposes, the Master Fund in which the assets of Emerging Markets Portfolio K are invested is a partnership, whereas the other Master Funds are corporations. These rules could affect the amount, timing or character of the income distributed by the Master Funds to the Portfolios, and by the Portfolios to their shareholders, even though the shareholders of the Portfolios that are 401(k) plans will not be subject to tax.

DISTRIBUTIONS OF NET INVESTMENT INCOME

     Each Portfolio derives income generally in the form of its share of dividends or, in the case of Emerging Markets Portfolio K, dividends and interest earned by the Master Fund, on its investments. This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid under a 401(k) or other retirement plan.

DISTRIBUTIONS OF CAPITAL GAIN

     Each Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. In general, distributions from the Master Fund's net short-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as ordinary income, and distributions from the Master Fund's net long-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as long-term capital gain. Shareholders that are 401(k) plans will receive income of this amount and character but will not be subject to tax on this income. With respect to the Emerging Markets Portfolio K, income derived from net short-term capital gain of the Master Fund will be taxable to the Portfolio as net short-term capital gain and, when distributed to the 401(k) plans, will be treated as ordinary income, and income derived from net long-term capital gain of the Master Fund will be taxable to the Portfolio and, when distributed to the 401(k) plans, as long-term capital gain, regardless of how long shares of the Portfolio have been held. Any net short-term or long-term capital gain realized by a Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Portfolio as a regulated investment company, if it determines that such course of action to be beneficial to shareholders. In such case, a Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders subject to tax will be taxed as ordinary dividend income to the extent of a Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

     The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient distributions in December (or in January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.

     Most foreign exchange gains realized on (or derived from) the sale of debt instruments are treated as ordinary income by the DFA International Value Portfolio K and the Emerging Markets Portfolio K . Similarly, foreign exchange losses realized by such Portfolios on the sale of debt instruments are generally treated as ordinary losses. These gains, when distributed, will be taxable to shareholders as ordinary dividends, and any losses will reduce a Portfolio's ordinary income distributions to shareholders. This treatment could increase or reduce the Portfolio's ordinary income distributions to the beneficiaries under the 401(k) plans, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital.

DIVIDENDS-RECEIVED DEDUCTION

     With respect to dividends that are received on portfolio securities, the Master Funds in which assets of U.S. Large Company Value Portfolio K, U.S. Small Company Value Portfolio K, U.S. Large Cap Value Portfolio K, and U.S. Small Cap Portfolio K are invested may not be eligible to pass through the corporate dividends-received deduction attributable to their holdings of U.S. equity securities to the Portfolios, and the Portfolios may not be eligible to pass through the deduction to any corporate shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the level of the Master Funds, the Portfolios, or any corporate shareholders, the requisite holding period of the dividend-paying stock is not met or the dividends-received deduction is reduced. Dividends from net investment income will generally qualify in part for the dividends-received deduction, but the portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

LIMITATION ON DEDUCTIBILITY OF LOSSES

     Losses incurred on the sale of securities by a Master Fund organized as a partnership (such as the Master Fund in which Emerging Markets Portfolio K invests) to another Master Fund organized as a partnership may be disallowed if, as of the date of sale, the same persons (or, in the case of a sale of securities by the other Portfolios organized as corporations to another Master Fund organized as a corporation (a "Corporate Master Fund"), five or fewer persons) own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of a Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule. In applying these attribution rules to the sale of securities by Corporate Master Funds to another Corporate Master Fund, only shareholders that own 5% or more of the shares of a Portfolio are considered to own the shares of the corresponding Master Fund in proportion to their ownership of Portfolio shares.

REDEMPTION OF PORTFOLIO SHARES

     For shareholders subject to tax, redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder subject to tax to recognize a gain or loss. If a shareholder subject to tax holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss.

     Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares. All or a portion of any loss that a shareholder subject to tax realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to such shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

     To the extent a Master Fund invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state or local personal income tax. Dividends derived from this interest income paid to shareholders of the other Portfolios may be exempt from state or local personal income tax under state tax provisions similar to those governing federal 401(k) plans.

COMPLEX SECURITIES

     A Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. For shareholders subject to tax, these rules could affect whether gains or losses recognized by a Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer a Portfolio or Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio to U.S. federal income tax on income from certain of the Master Fund's foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders subject to tax by a Portfolio.

                         CALCULATION OF PERFORMANCE DATA

     The Portfolios and the Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is, by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return, which include deductions of any applicable reimbursement fees in effect during the period are computed in accordance with Commission Guidelines and are presented whenever any non-standard quotations are disseminated to provide comparability to other investment companies. Non-standardized total return quotations may differ from the Commission Guideline computations by covering different time periods, excluding deduction of reimbursement fees charged to investors and paid to the Portfolios which would otherwise reduce returns quotations. In all cases, disclosures are made when performance quotations differ from the Commission Guideline. Performance data is based on historical earnings and is not intended to indicate future performances. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields.

     With respect to the DFA International Value Portfolio K and the Emerging Markets Portfolio K, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio as well as the performance of the local currency or currencies of the Portfolio.


     For purposes of calculating the performance of the Portfolios, the performance of the corresponding Master Fund will be utilized for the period prior to when each Portfolio commenced operations, and restated to reflect the Portfolio's fees and expenses. Quotations of the annualized percentage total returns of the Master Funds, adjusted to reflect the anticipated expenses of the Portfolios, for the one-year, five-years, and ten-years periods (as applicable) ended December 31, 2001 are set forth in the prospectus. Such quotations utilize the standardized method of calculation required by the Commission. With regard to the Emerging Markets Portfolio K, they reflect the reimbursement fee charged to investors and paid to the Portfolio. Until March 30, 2002, the reimbursement fee for the Emerging Markets Portfolio K, expressed as a percentage of the net asset value of the shares of the Portfolio, was .50%. No reimbursement fee is currently in effect for any Portfolio. The Trust's annual report to shareholders for the fiscal year ended November 30, 2001 contains additional performance information for the Master Funds. Copies of the annual report are available upon request and without charge.

     As the following formula indicates, each Portfolio and Master Fund determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the Commission formula:

                  n
          P(1 + T)  = ERV
     where:

          P =       a hypothetical initial payment of $1,000
          T =       average annual total return
          n =       number of years
          ERV =     ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the one-, five-, and ten-year periods at the end of the one-, five-, and ten-year periods
                    (or fractional portion thereof).

     In addition to the standardized method of calculating performance used by the Commission, the Portfolios and Master Funds may disseminate other performance data and may advertise total return performance calculated on a monthly basis.

     The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, Fl 33301, are the Fund's independent certified public accountants. Because the Portfolios had not commenced operations as of November 30, 2001, the annual reports of the Fund for the fiscal year ended November 30, 2001, do not contain any data regarding the Portfolios.

     The audited financial statements of the Master Funds for the fiscal year ended November 30, 2001, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     A shareholder may obtain a free copy of the Trust's annual report on the Fund's website at http://www.dfafunds.com or by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

                        DIMENSIONAL INVESTMENT GROUP INC.


          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 30, 2002


         This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of U.S. Large Company Institutional Index Portfolio (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated March 30, 2002, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund's annual report to shareholders and the audited financial statements and financial highlights of the Master Fund are incorporated by reference from The DFA Investment Trust Company's (the "Trust") annual report to shareholders. The prospectus and annual reports can be obtained by writing to the Fund at the above address or by calling the above telephone number.



                                TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES                                 2
BROKERAGE TRANSACTIONS                                                 2
INVESTMENT LIMITATIONS                                                 3
FUTURES CONTRACTS                                                      5
CASH MANAGEMENT PRACTICES                                              6
DIRECTORS AND OFFICERS                                                 6
SERVICES TO THE FUND                                                   6
ADVISORY FEES                                                         11
GENERAL INFORMATION                                                   12
CODES OF ETHICS                                                       12
SHAREHOLDER RIGHTS                                                    12
PRINCIPAL HOLDERS OF SECURITIES                                       13
PURCHASE OF SHARES                                                    13
REDEMPTION OF SHARES                                                  14
TAXATION OF THE PORTFOLIO                                             14
CALCULATION OF PERFORMANCE DATA                                       16
FINANCIAL STATEMENTS                                                  17

                     PORTFOLIO CHARACTERISTICS AND POLICIES

         The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the U.S. Large Company Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust") and the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

         Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

         The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

         Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the Master Fund's assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.


                             BROKERAGE TRANSACTIONS

         During the fiscal years ended November 30, 2001, 2000, and 1999, the Master Fund paid total brokerage commissions of $90,857, $48,866, and $1,250, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund.

         Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.

         Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the assets under management. During fiscal year 2000, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $0 with respect to securities transactions valued at $0. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.

         The over-the-counter market companies eligible for purchase by the Master Fund may be thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, electronic communication networks ("ECNs") and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

         The Advisor places buy and sell orders on an ECN when the Advisor determines that the securities may not be available from other sources at a more favorable price. ECNs, such as Instinet, are electronic information and communication networks whose subscribers include most market makers as well as many institutions. Such ECNs charge a commission for each trade executed on their systems. For example, on any given trade, the Master Fund, by trading through an ECN, could pay a spread to a dealer on the other side of the trade plus a commission to an ECN. However, placing a buy (or sell) order on an ECN communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

         The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities from the Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

         The Portfolio and Master Fund have adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio or Master Fund (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio or Master Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio or Master Fund.

         The Portfolio and Master Fund will not:

         (1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

         (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

         (3) as to 75% of its total assets, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

         (4) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

         (5) engage in the business of underwriting securities issued by others;

         (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

         (7)      purchase securities on margin or sell short;

         (8) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 ("1940 Act")), except to the extent permitted by the 1940 Act.

In addition to the above investment limitations, the Master Fund has adopted the following investment limitations, which may not be changed without shareholder approval, as discussed above, the Master Fund will not:

         (9) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

         (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (9) above;

         (11) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

         (12) invest for the purpose of exercising control over management of any company;

         (13) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

         (14) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

         (15) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs;

         (16) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holdings of equity securities;

         (17)     acquire more than 10% of the voting securities of any issuer.

         The investment limitations described in (3) and (6) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

         The investment limitations described in (1) and (7) above do not prohibit the Portfolio or Master Fund from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

         Although (2) above prohibits cash loans, the Portfolio and Master Fund are authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.

         Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (11) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

Although not a fundamental policy subject to shareholder approval, the Portfolio (indirectly through its investment in the Master Fund) does not intend to invest more than 15% of its net assets in illiquid securities.

         Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

         Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of the Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.


                                FUTURES CONTRACTS

         The Master Fund may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange, and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Fund expects to earn income on its margin deposits. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Portfolio or Master Fund may be required to maintain segregated accounts consisting of liquid assets such as cash, U.S. government securities, or other high grade debt obligations (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

         Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                            CASH MANAGEMENT PRACTICES

         The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the Master Fund may invest a portion of its assets, generally not more than 5% of its net assets, in short-term fixed income obligations, index futures contracts and options thereon.

         The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund or Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                             DIRECTORS AND OFFICERS

DIRECTORS

         The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. The Directors of the Fund, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

         The Board has an Audit Committee comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee for the Board oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and other oversight functions as requested by the Board. The Audit Committee for the Board also acts as a liaison between the Fund's independent certified public accountants and the full Board. There were two Audit Committee meetings for the Fund held during the fiscal year ended November 30, 2001.

         Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director's experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

DISINTERESTED DIRECTORS



                                   TERM OF
                                  OFFICE(1)
                                     AND                                              PORTFOLIOS WITHIN
                                    LENGTH                                               THE DFA FUND
     NAME, AGE AND                    OF       PRINCIPAL OCCUPATION DURING PAST 5          COMPLEX(2)      OTHER DIRECTORSHIPS OF
        ADDRESS         POSITION   SERVICE                    YEARS                        OVERSEEN         PUBLIC COMPANIES HELD
------------------------------------------------------------------------------------------------------------------------------------
George M.              Director     Since     Leo Melamed Professor of Finance,      87 portfolios in 4
Constantinides                      1993      Graduate School of Business,           investment
1101 E. 58th Street                           University of Chicago.                 companies
Chicago, IL 60637
Date of Birth:
9/22/47

John P. Gould          Director     Since     Steven G. Rothmeier Distinguished      87 portfolios in      Trustee, Harbor Fund
1101 E. 58th Street                 1993      Service Professor of Economics,        4 investment          (registered investment
Chicago, IL 60637                             Graduate School of Business,           companies             company) (13 Portfolios).
Date of Birth:                                University of Chicago.  Principal
1/19/39                                       and Executive Vice President,
                                              Lexecon Inc. (economics, law,
                                              strategy and finance consulting).
                                              Formerly, President, Cardean
                                              University (division of
                                              UNext.com).   Member of the Boards
                                              of Milwaukee Mutual Insurance
                                              Company and UNext.com.  Formerly,
                                              Trustee, First Prairie Funds
                                              (registered investment company).

                                   TERM OF
                                  OFFICE(1)
                                     AND                                              PORTFOLIOS WITHIN
                                    LENGTH                                               THE DFA FUND
     NAME, AGE AND                    OF       PRINCIPAL OCCUPATION DURING PAST 5          COMPLEX(2)      OTHER DIRECTORSHIPS OF
        ADDRESS         POSITION   SERVICE                    YEARS                        OVERSEEN         PUBLIC COMPANIES HELD
------------------------------------------------------------------------------------------------------------------------------------
Roger G. Ibbotson      Director     Since     Professor in Practice of Finance,      87 portfolios in 4
Yale School of                      1993      Yale School of Management.             investment
Management                                    Director, BIRR Portfolio Analysis,     companies
P.O. Box 208200                               Inc. (software products).  Chairman,
New Haven, CT                                 Ibbotson Associates, Inc., Chicago,
06520-8200                                    IL (software, data, publishing and
Date of Birth:                                consulting).  Partner, Zebra Capital
5/27/43                                       Management, LLC (hedge fund
                                              manager).   Formerly, Director,
                                              Hospital Fund, Inc. (investment
                                              management services).

Myron S. Scholes       Director     Since     Frank E. Buck Professor Emeritus of    87 portfolios in      Director, American
Oak Hill Capital                    1993      Finance, Stanford University.          4 investment          Century Fund Complex
Management, Inc.                              Partner, Oak Hill Capital              companies             (registered investment
2775 Sand Hill Road                           Management.  Chairman, Oak Hill                              companies) (38
Suite 220                                     Platinum Partners.  Director,                                Portfolios).
Menlo Park, CA                                Financial Engines.  Director,
94025                                         Chicago Mercantile Exchange.
Date of Birth:                                Consultant, Arbor Investors.
7/01/41                                       Formerly, Director, Smith Breeden
                                              Family of Funds and Partner,
                                              Long-Term Capital Management.

Abbie J. Smith         Director     Since     Marvin Bower Fellow, Harvard           87 portfolios in      Director, HON Industries
425 Morgan Hall                     2000      Business School (9/01 to 8/02).        4 investment          Inc. (office furniture).
Soldiers Field,                               Boris and Irene Stern Professor of     companies
Boston, MA 02163                              Accounting, Graduate School of
Date of Birth:                                Business, University of Chicago.
4/30/53


INTERESTED DIRECTORS

           The following Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the 1940 Act, due to their positions with the Advisor.



                                     TERM OF
                                    OFFICE(1)                                              PORTFOLIOS
                                       AND                                                 WITHIN THE
                                      LENGTH                                                DFA FUND
     NAME, AGE AND                      OF        PRINCIPAL OCCUPATION DURING PAST 5        COMPLEX(2)       OTHER DIRECTORSHIPS OF
        ADDRESS          POSITION    SERVICE                     YEARS                      OVERSEEN         PUBLIC COMPANIES HELD
-----------------------------------------------------------------------------------------------------------------------------------
David G. Booth          Director,     Since     President, Chairman-Chief Executive      87 portfolios    Director, Assante
1299 Ocean Avenue       President     1992      Officer and Director of the following    in 4             Corporation (investment
Santa Monica, CA        and                     companies: Dimensional Fund Advisors     investment       management).
90401                   Chairman                Inc., DFA Securities Inc., DFA           companies
Date of Birth:          - Chief                 Australia Limited, Dimensional
12/02/46                Executive               Investment Group Inc. and Dimensional
                        Officer                 Emerging Markets Value Fund Inc.
                                                Trustee, President and Chairman-Chief
                                                Executive Officer of The DFA
                                                Investment Trust Company. President,
                                                Dimensional Fund Advisors Ltd.
                                                Director, Dimensional Funds PLC.
                                                Limited Partner, Oak Hill Partners.
                                                Formerly, Director, SA Funds
                                                (registered investment company).

                                     TERM OF
                                    OFFICE(1)                                              PORTFOLIOS
                                       AND                                                 WITHIN THE
                                      LENGTH                                                DFA FUND
     NAME, AGE AND                      OF        PRINCIPAL OCCUPATION DURING PAST 5        COMPLEX(2)       OTHER DIRECTORSHIPS OF
        ADDRESS          POSITION    SERVICE                     YEARS                      OVERSEEN         PUBLIC COMPANIES HELD
-----------------------------------------------------------------------------------------------------------------------------------
Rex A. Sinquefield*     Director,     Since     Chairman-Chief Investment Officer and    87 portfolios
1299 Ocean Avenue       Chairman-     1992      Director, Dimensional Fund Advisors      in 4
Santa Monica, CA 90401  Chief                   Inc., DFA Securities Inc., Dimensional   investment
Date of Birth: 9/07/44  Investment              Investment Group Inc. and Dimensional    companies
                        Officer                 Emerging Markets Value Fund Inc.
                                                Trustee, Chairman-Chief Investment
                                                Officer, The DFA Investment Trust
                                                Company.  Chairman and Director,
                                                Dimensional Fund Advisors Ltd.
                                                Director and Chief Investment Officer,
                                                DFA Australia Ltd.  Director,
                                                Dimensional Funds PLC. Trustee, St.
                                                Louis University.  Life Trustee and
                                                Member of Investment Committee, DePaul
                                                University. Director, The German St.
                                                Vincent Orphan Home. Member of Investment
                                                Committee, Archdiocese of St. Louis.


(1) Each Director holds office for an indefinite term until his or her successor is elected and qualified.
(2) Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: the Fund; DFA Investment Dimensions Group Inc.; The DFA Investment Trust Company; and Dimensional Emerging Markets Value Fund Inc.

* Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

         Information relating to each Director's ownership (including the ownership of his or her immediate family) in the Portfolio of the Fund and in all registered investment companies in the DFA Fund Complex as of December 31, 2001 is set forth in the chart below.



                                                                              AGGREGATE DOLLAR RANGE OF SHARES OWNED
                                                                                IN ALL FUNDS OVERSEEN BY DIRECTOR IN
                   NAME               DOLLAR RANGE OF FUND SHARES OWNED          FAMILY OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS:
George M. Constantinides                            None                                       None
John P. Gould                                       None                                       None
Roger G. Ibbotson                                   None                                       None
Myron S. Scholes                                    None                                  $10,001-50,000
Abbie J. Smith                                      None                                       None

INTERESTED DIRECTORS:
David G. Booth                                      None                                  Over $100,000
Rex A. Sinquefield                                  None                                  Over $100,000


         Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 2001 and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.




                                                  AGGREGATE              TOTAL COMPENSATION
                                                COMPENSATION                 FROM FUND
DIRECTOR                                        FROM THE FUND          AND DFA FUND COMPLEX+
--------                                        -------------          ---------------------
George M. Constantinides                           $3,515                     $52,500
John P. Gould                                      $3,415                     $51,000
Roger G. Ibbotson                                  $3,515                     $52,500
Myron S. Scholes                                   $3,415                     $51,000
Abbie J. Smith                                     $3,515                     $52,500


+ The term DFA Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.

OFFICERS

         Below is the name, age, information regarding positions with the Fund and the principal occupation for each officer of the Fund. Each of the officers listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, Dimensional Fund Advisors Ltd., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Emerging Markets Value Fund Inc. (collectively, the "DFA Entities").



                                                          TERM OF
                                                         OFFICE(1)
                                                            AND
                                                          LENGTH
                                                            OF
NAME, AGE AND ADDRESS             POSITION               SERVICE         PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
Arthur H.F. Barlow               Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                           1993
Date of Birth: 11/07/55

Valerie A. Brown                 Vice President and        Since     Vice President and Assistant Secretary of all the DFA
Santa Monica, CA                 Assistant Secretary       2001      Entities. Prior to April 2001, legal counsel for DFA
Date of Birth: 1/24/67                                               (since March 2000).  Associate, Jones, Day, Reavis & Pogue from October 1991 to February 2000.

Truman A. Clark                  Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                           1996      Fund Advisors Ltd.
Date of Birth: 4/08/41

James L. Davis                   Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                           1999      Fund Advisors Ltd.  Formerly at Kansas State University,
Date of Birth: 11/29/56                                              Arthur Anderson & Co., Phillips Petroleum Co.

Robert T. Deere                  Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                           1994
Date of Birth: 10/08/57

Robert W. Dintzner               Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                           2001      Fund Advisors Ltd.  Prior to April 2001, marketing supervisor
Date of Birth: 3/18/70                                               and marketing coordinator for DFA.

Richard A. Eustice               Vice President and        Since     Vice President and Assistant Secretary of all the
Santa Monica, CA                 Assistant Secretary       1998      DFA Entities, except Dimensional Fund Advisors Ltd.
Date of Birth: 8/05/65

Eugene F. Fama, Jr.              Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                           1993      Fund Advisors Ltd.
Date of Birth: 1/21/61

Robert M. Fezekas                Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                           2001      Fund Advisors Ltd. and DFA Australia Limited.  Prior to
Date of Birth: 10/28/70                                              December 2001, Portfolio Manager.

Glenn S. Freed                   Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                           2001      Fund Advisors Ltd. and DFA Australia Limited.  Formerly,
Date of Birth: 11/24/61                                              Professor and Associate Dean of the Leventhal School of
                                                                     Accounting (September 1998 to August 2001) and Academic
                                                                     Director Master of Business Taxation Program (June 1996 to
                                                                     August 2001) at the University of Southern California Marshall
                                                                     School of Business.

Henry F. Gray                    Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                           2000      Fund Advisors Ltd.  Prior to July 2000, portfolio manager.
Date of Birth: 9/22/67

Kamyab Hashemi-Nejad             Vice President,           Since     Vice President, Controller and Assistant Treasurer, of all
Santa Monica, CA                 Controller and            1997      the DFA Entities.
Date of Birth: 1/22/61           Assistant Treasurer

Stephen P. Manus                 Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                           1997      Fund Advisors Ltd.
Date of Birth: 12/26/50

Karen E. McGinley                Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                           1997
Date of Birth: 3/10/66

Catherine L. Newell              Vice President and        Since     Vice President and Secretary of all the DFA Entities, except
Santa Monica, CA                 Secretary                 2000      DFA Australia Limited for which she is Vice President and
Date of Birth: 5/07/64                                               Assistant Secretary.  Director, Dimensional Funds PLC.  Vice
                                                                     President and Assistant Secretary of all the DFA Entities
                                                                     (1997-2000).

David A. Plecha                  Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                           1993
Date of Birth: 10/26/61


                                                          TERM OF
                                                         OFFICE(1)
                                                            AND
                                                          LENGTH
                                                            OF
NAME, AGE AND ADDRESS             POSITION               SERVICE         PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
Andrew E. Rasmusen               Vice President            Since     Vice President of all the DFA Entities except Dimensional
Santa Monica, CA                                           2001      Fund Advisors Ltd.  Prior to April 2001, investment
Date of Birth: 1/26/62                                               management, client service manager for DFA (since October
                                                                     2000).  Investment manager researcher and consultant for
                                                                     InvestorForce, Inc. from October 1999 to October 2000 and for
                                                                     William M. Mercer Investment Consulting, Inc. from April 1996 to October 1999.

George L. Sands                  Vice President            Since     Vice President of all the DFA Entities.
Santa Monica, CA                                           1993
Date of Birth: 2/08/56

Michael T. Scardina              Vice President, Chief     Since     Vice President, Chief Financial Officer and Treasurer of all
Santa Monica, CA                 Financial Officer and     1993      the DFA Entities.  Director, Dimensional Funds PLC.
Date of Birth: 10/12/55          Treasurer

David E. Schneider               Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                           2001      Fund Advisors Ltd. and DFA Australia Limited.  Prior to 2001
Date of Birth: 1/26/46                                               and currently, Regional Director of Dimensional Fund Advisors
                                                                     Inc.

John C. Siciliano                Vice President            Since     Vice President of all the DFA Entities.  Director,
Santa Monica, CA                                           2001      Dimensional Funds PLC.  Managing Principal, Payden & Rygel
Date of Birth: 8/24/54                                               Investment Counsel from April 1998 through December 2000 and
                                                                     Co-Head, North American Corporate Finance for Dresdner
                                                                     Kleinwort Benson N.A. from October 1995 to April 1998.

Jeanne C. Sinquefield, Ph.D.*    Executive Vice            Since     Executive Vice President of all the DFA Entities.
Santa Monica, CA                 President                 1988
Date of Birth: 12/02/46

Carl G. Snyder                   Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                           2000      Fund Advisors Ltd.  Prior to July 2000, portfolio manager.
Date of Birth: 6/08/63

Weston J. Wellington             Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                           1997      Fund Advisors Ltd.
Date of Birth: 3/01/51

Daniel M. Wheeler                Vice President            Since     Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                           2001      Fund Advisors Ltd. and DFA Australia Limited.  Prior to 2001
Date of Birth: 3/03/45                                               and currently, Director of Financial Advisors Services of
                                                                     Dimensional Fund Advisors Inc.


(1) Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

*   Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

         Directors and officers as a group own less than 1% of the Fund's outstanding stock.


                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

         The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund in complying with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. For its administrative services, the Portfolio pays the Advisor a monthly fee equal to one-twelfth of 0.05% of the average net assets of the Portfolio.

         Pursuant to the Expense Waiver and Assumption Agreement for the Portfolio, the Advisor has agreed to waive its administration fee to the extent necessary to reduce the Portfolio's expenses to the extent that its total direct and indirect expenses (including the expenses the Portfolio bears as a shareholder of its master fund) exceed

0.10% of its average net assets on an annualized basis. At any time that the total direct and indirect expenses of the Portfolio are less than 0.10% of its assets on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously waived to the extent that such reimbursement will not cause the Portfolio's total direct and indirect expenses to exceed 0.10% if its average net assets on an annualized basis. The Portfolio is not obligated to reimburse the Advisor for fees waived by the Advisor more than thirty-six months prior to the date of such reimbursement. The Expense Waiver and Assumption Agreement will remain in effect for a period of one year from April 1, 2002 to April 1, 2003, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. Prior to the institution of the contractual waiver described above, the Portfolio was subject to a voluntary fee waiver arrangement in which the Advisor and other service providers to the Portfolio and Master Fund agreed to waive certain fees and to assume expenses of the Portfolio to the extent necessary to keep the cumulative expenses to not more than 0.10% of the average net assets of the Portfolio on an annualized basis. For the fiscal years ended November 30, 2001, 2000 and 1999, the Advisor waived its entire administrative fee.

         PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. For its services, the Portfolio pays PFPC an annual fee equal to 0.015% of its net assets. PFPC's charges for its services to feeder portfolios are based on the number of feeder portfolios investing in each Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated among the feeders based on the relative net assets of the feeders. The Portfolio invests in a Master Fund that is taxed as a partnership. PFPC's charges in the aggregate to the group of feeder portfolios investing in Master Funds taxed as partnerships are $2,600 per month multiplied by the number of feeders. PFPC has agreed to limit the monthly fee for the Portfolio from time to time. The Portfolio also pays PFPC a transfer agency fee of .0025% of net assets per year with a minimum yearly fee of $7,500.

CUSTODIAN

         PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as a custodian for the Portfolio and the Master Fund. The custodian maintains a separate account or accounts for the Portfolio and the Master Fund; receives, holds and releases portfolio securities on account of the Portfolio and the Master Fund; makes receipts and disbursements of money on behalf of the Portfolio and the Master Fund; and collects and receives income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

         The Fund acts as distributor of the Portfolio's shares. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of DFA, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the Portfolio's shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

         Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         PricewaterhouseCoopers LLP are the independent certified public accountants to the Fund and audit the annual financial statements of the Fund. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale,
FL 33301.

                                  ADVISORY FEES

         David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 2001, 2000, and 1999, the Master Fund paid advisory fees of $745,000, $805,000, and $558,000, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

         In approving the continuation of the advisory agreement for the Master Fund, the Board of Trustees, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor (the "Disinterested Trustees"), considered a number of factors, including: (i) the nature, extent and quality of services provided by the Advisor to the Master Fund; (ii) the fees and expenses borne by the Master Fund; and (iii) the performance of the Master Fund relative to a selected peer group of funds. When considering the nature and quality of the services provided by the Advisor, the Board of Trustees reviewed the scope, depth and experience of the Advisor's organization and the investment professionals currently providing management services to the Master Fund. The Board of Trustees evaluated the Advisor's portfolio management process. The Board of Trustees also considered the nature and character of non-investment management services provided by the Advisor. When considering the fees and expenses borne by the Master Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Master Fund and any additional benefits received by the Advisor (or its affiliates) in connection with providing such services, the Board of Trustees compared the fees charged by the Advisor to the Master Fund to the fees charged the funds in its peer group for comparable services, and analyzed the expenses incurred by the Advisor with respect to the Master Fund. The Board of Trustees also reviewed the Advisor's operations, financial condition, and financial results in managing the Master Fund. The Board of Trustees noted, among other things, that the Master Fund's management fees and total expenses as a percentage of its average net assets over various periods were highly favorable in relation to its peer group of funds. In considering the performance of the Master Fund, the Board of Trustees compared the performance of the Master Fund to the performance of a peer group of funds, and also reviewed the sales and redemption activity of the Master Fund. After requesting and reviewing such materials as it deemed necessary, the Board of Trustees concluded that the management fees of the Master Fund are fair, both absolutely and in comparison with those of other funds in its peer group and the industry at large, and that shareholders have received reasonable value in return for paying such fees and expenses. The Board of Trustees, including the Disinterested Trustees, therefore concluded that the continuation of the advisory agreement was in the best interests of the Master Fund and its shareholders.


                               GENERAL INFORMATION

         The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.


                                 CODES OF ETHICS

         The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Master Fund. In addition, the Advisor has adopted a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolio and Master Fund, and their shareholders, with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.

                               SHAREHOLDER RIGHTS

         The shares of the Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature. With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

         Whenever the Portfolio, as an investor in the Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment. If a majority shareholder of the Master Fund declares bankruptcy, a majority interest of the remaining shareholders in the Master Fund must vote to approve the continuing existence of the Master Fund or it will be liquidated.

         Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this prospectus. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                         PRINCIPAL HOLDERS OF SECURITIES

         As of February 28, 2002, the following person(s) beneficially owned 5% or more of the outstanding stock of the Portfolio, as set forth below:

                     Charles Schwab & Company, Inc.                     97.51%
                     101 Montgomery Street
                     San Francisco, CA  94104


                               PURCHASE OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

         The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (the "NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

         The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio. Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

         Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolio, which is currently sold at net asset value. Any such charges will be described in the prospectus.


                              REDEMPTION OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

         The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission ("SEC"), (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

         Shareholders may transfer shares of the Portfolio to another person by making a written request therefore to the Advisor who will transmit the request to the Fund's Transfer Agent. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the prospectus under "REDEMPTION OF SHARES." As with redemptions, the written request must be received in good order before any transfer can be made.


                            TAXATION OF THE PORTFOLIO

         The following is a summary of some of the federal income tax consequences of investing in the Portfolio. Unless your investment in the Portfolio is through a retirement plan, you should consider the tax implications of investing, and consult your own tax adviser. The tax consequences described below may be affected by special rules because the Portfolio invests substantially all of its assets in the Master Fund which is taxable as a partnership for federal income tax purposes. These rules could affect the amount, timing and character of income distributed to shareholders of the Portfolio.

DISTRIBUTION OF NET INCOME

         The Portfolio derives income generally in the form of its share of dividends and interest earned by the Master Fund on its investments. This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

         The Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Income derived from net short-term capital gain of the Master Fund will be taxable to the Portfolio as net short-term capital gain and, when distributed to its shareholders, will be treated as ordinary income, and income derived from net long-term capital gain of the Master Fund will be taxable to the Portfolio and, when distributed to its shareholders, as long-term capital gain regardless of how long shares of the Portfolio have been held. Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio.

         Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), capital gain distributions made by the Portfolio that are derived from the Master Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

         The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

         The Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient distributions in December (or January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.

DIVIDENDS-RECEIVED DEDUCTION

         With respect to dividends that are received on portfolio securities, the Master Fund may not be eligible to pass through the corporate dividends-received deduction attributable to its holdings of U.S. equity securities to the Portfolio, and the Portfolio may not be eligible to pass through the deduction to its corporate shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the level of the Master Fund, the Portfolio, or the corporate shareholder, the requisite holding period of the dividend-paying stock is not met or the dividends-received deduction is reduced. Dividends from net investment income will generally qualify in part for the dividends-received deduction, but the portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

LIMITATION ON DEDUCTIBILITY OF LOSSES

         Losses incurred on the sale of securities by the Master Fund to another Master Fund may be disallowed if, as of the date of sale, the same persons own directly or indirectly more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of the Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule.

REDEMPTION OF PORTFOLIO SHARES

         Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Beginning in the year 2001, for shareholders in the 15% federal income tax bracket (or in the year 2006, for shareholders in the 28% or higher brackets), gain from the sale of shares of the Master Fund or Portfolio held for more than five years may be subject to a reduced rate of tax.

           Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares. All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

         To the extent the Master Fund invests in certain U.S. Government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income tax.

COMPLEX SECURITIES

         The Master Fund may invest in derivatives such as futures, contracts and options thereon and such investments may be subject to special and complicated tax rules. These rules could affect whether gains or losses recognized by the Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Master Fund or defer the Master Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

         The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

         The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis, that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields.

         For purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. Quotations of the annualized percentage total returns of the Master Fund for the one-, five-, and ten-year periods ended December 31, 2001 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC. The Trust's annual report to shareholders of the Master Fund for the fiscal year ended November 30, 2001 and the Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 2001, contain additional performance information. Copies of the annual reports are available upon request and without charge.

         As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

        n
P(1 + T)   = ERV

where:

         P   = a hypothetical initial payment of $1,000

         T   = average annual total return

         n   = number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

         In addition to the standardized method of calculating performance required by the SEC, the Portfolio and Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

         The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS

         PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, are the Fund's independent certified public accountants. They audit the Fund's annual financial statements. The audited financial statements and financial highlights of the Portfolio for the fiscal year ended November 30, 2001, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

         The audited financial statements of the Master Fund for the Trust's fiscal year ended November 30, 2001, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

         A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                    DIMENSIONAL INVESTMENT GROUP INC. (34/35)

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS.
          (a)  Articles of Incorporation.
               (1)  Form of Articles of Restatement.
                    INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 12/13 to the
                                     Registrant's Registration Statement on
                                     Form N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     December 15, 1995.

               (2)  Form of Articles Supplementary.
                    INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 16/17 to the
                                     Registrant's Registration Statement on Form
                                     N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     June 20, 1997.

               (3) Articles Supplementary as filed with the Maryland Secretary of State on December 7, 1998 re: the addition of the:
                    * Tax-Managed U.S. Marketwide Value Portfolio II INCORPORATED HEREIN BY REFERENCE TO:
                    Filing: Post-Effective Amendment No. 21/22 to the Registrant's Registration Statement on Form N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     January 22, 1999.

               (4)  Articles Supplementary as filed with the Maryland
                    Secretary of State on September 13, 1999 re: the
                    addition of the:
                    *       Tax-Managed U.S. Marketwide Value Portfolio XI
                    * U.S. Large Company Institutional Index Portfolio INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 28/29 to the
                                     Registrant's Registration Statement on Form
                                     N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     September 13, 1999.

               (5) Articles Supplementary as filed with the Maryland Secretary of State on March 29, 2000 re: the addition of the:
                    *       U.S. 6-10 Small Company Portfolio K
                    *       U.S. Large Cap Value Portfolio K
                    *       U.S. 4-10 Value Portfolio K

                    *       U.S. Large Company Portfolio K
                    *       DFA International Value Portfolio K
                    *       Emerging Markets Portfolio K
                    *       DFA One-Year Fixed Income Portfolio K
                    * DFA Two-Year Global Fixed Income Portfolio K INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 30/31 to the
                                     Registrant's Registration Statement on
                                     Form N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     April 26, 2000.

               (6) Articles of Amendment as filed with the Maryland Secretary of State on July 26, 2000 to change the names of the following Portfolios:
                    *       RWB/DFA U.S. High Book to Market Portfolio to the
                            AAM/DFA U.S. High Book to Market Portfolio
                    *       RWB/DFA Two-Year Corporate Fixed Income Portfolio
                            to the AAM/DFA Two-Year Corporate Fixed Income Portfolio
                    *       RWB/DFA Two-Year Government Portfolio to the
                            AAM/DFA Two-Year Government Portfolio
                    INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 32/33 to the
                                     Registrant's Registration Statement on Form
                                     N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     January 26, 2001.

               (7) Articles Supplementary as filed with the Maryland Secretary of State on August 8, 2000 re: the removal of the:
                    * Tax Managed U.S. Marketwide Value Portfolio XI INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 32/33 to the
                                     Registrant's Registration Statement on Form
                                     N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     January 26, 2001.

               (8) Form of Articles of Amendment to be filed with the Maryland Secretary of State to change the names of the following
                    Portfolios:
                    * DFA 6-10 Institutional Portfolio to DFA Small Cap Institutional
                            Portfolio
                    *       U.S. 6-10 Small Company Portfolio K to
                            U.S. Small Cap Portfolio K
                    * U.S. 4-10 Value Portfolio K to U.S. Small XM Value Portfolio K

                    * U.S. 6-10 Value Portfolio II to U.S. Small Cap Value Portfolio II
                    INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 33/34 to the
                                     Registrant's Registration Statement on Form
                                     N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     March 23, 2001.

               (9) Articles of Amendment filed with the Maryland Secretary of State to change the name of the following Portfolio:
                    * AAM/DFA Two-Year Corporate Fixed Income Portfolio to AAM/DFA Two-Year Fixed Income Portfolio
                    ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.a.9.

          (b)  By-Laws.
               (1)  Amended By-Laws of the Registrant.
                    INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 33/34 to the
                                     Registrant's Registration Statement on
                                     Form N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     March 23, 2001.

          (c)  Instruments Defining Rights of Security Holders.
               (1)  See Article Fifth of the Registrant's Articles of
                    Restatement.
                    INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 12/13 to the
                                     Registrant's Registration Statement on
                                     Form N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     December 15, 1995.

          (d)  Investment Advisory Contracts.
               (1) Form of Investment Advisory Agreement between the Registrant and Dimensional Fund Advisors Inc. re: the:
                    * RWB/DFA Two-Year Corporate Fixed Income Portfolio INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 17/18 to the
                                     Registrant's Registration Statement on Form
                                     N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     October 1, 1997.

                    (i) Addendum Number One re: the reflection of the following name change:
                            * RWB/DFA Two-Year Corporate Fixed Income Portfolio to AAM/DFA Two-Year Corporate Fixed Income Portfolio

                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 32/33
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     January 26, 2001.

                    (ii) Addendum Number Two re: the reflection of the following name change:
                            * AAM/DFA Two-Year Corporate Fixed Income Portfolio to AAM/DFA Two-Year Fixed Income Portfolio
                            ELECTRONICALLY FILED HEREWITH AS EXHIBIT
                            EX-99.d.1.ii.

               (2) Form of Investment Advisory Agreement between the Registrant and DFA re: the:
                    *       RWB/DFA Two-Year Government Portfolio
                    Incorporated herein by reference to:
                    Filing:          Post-Effective Amendment No. 17/18 to the
                                     Registrant's Registration Statement on Form
                                     N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     October 1, 1997.

                    (i) Addendum Number One re: the reflection of the following name change:
                            * RWB/DFA Two-Year Government Portfolio to AAM/DFA Two-Year Government Portfolio
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 32/33
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     January 26, 2001.

          (e)  Underwriting Contracts.
               (1) Distribution Agreement dated April 16, 1993 between the Registrant and DFA Securities Inc.
                    INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 19/20 to the
                                     Registrant's Registration Statement on
                                     Form N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     March 3, 1998.

          (f)  Bonus or Profit Sharing Contracts.
               Not applicable.

          (g)  Custodian Agreements.
               (1) Custodian Agreement between the Registrant and PNC Bank, N.A. (formerly Provident National Bank) dated July 12, 1991. INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 19/20 to the
                                     Registrant's Registration Statement on
                                     Form N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     March 3, 1998.

                    (i)     Addendum Number One
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 21/22
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     January 22, 1999.

                    (ii)    Addendum Number Two re:  the addition of:
                            *        Tax-Managed U.S. Marketwide Value
                                     Portfolio XI
                            *        U.S. Large Company Institutional Index
                                     Portfolio
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 28/29
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     September 13, 1999.

                    (iii)   Addendum Number Three re:  the addition of:
                            *        U.S. 6-10 Small Company Portfolio K
                            *        U.S. Large Cap Value Portfolio K
                            *        U.S. 4-10 Value Portfolio K
                            *        U.S. Large Company Portfolio K
                            *        DFA International Value Portfolio K
                            *        Emerging Markets Portfolio K
                            *        DFA One-Year Fixed Income Portfolio K
                            *        DFA Two-Year Global Fixed Income
                                     Portfolio K
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 30/31
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     April 26, 2000.

                    (iv)    Addendum Number Four re:  the addition of:
                            *        Dividend-Managed U.S. Large Company
                                     Portfolio II
                            *        Dividend-Managed U.S. Large Company
                                     Complement Portfolio II
                            *        Dividend-Managed U.S. Marketwide Value
                                     Portfolio II
                            * Dividend-Managed U.S. Marketwide Value Complement Portfolio II
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 31/32
                                             to the Registrant's Registration
                                             Statement on Form N-1A (later
                                             withdrawn).
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     May 15, 2000.

                    (v) Addendum Number Five re: the deletion of certain portfolios and the reflection of the following name changes:
                            * RWB/DFA U.S. High Book to Market Portfolio to the AAM/DFA U.S. High Book to Market Portfolio
                            * RWB/DFA Two-Year Corporate Fixed Income Portfolio to the AAM/DFA Two-Year Corporate Fixed Income Portfolio
                            * RWB/DFA Two-Year Government Portfolio to the AAM/DFA Two-Year Government Portfolio
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 32/33
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     January 26, 2001.

                    (vi) Addendum Number Six re: the reflection of the following name changes:
                            * DFA 6-10 Institutional Portfolio to DFA Small Cap Institutional Portfolio
                            *        U.S. 6-10 Small Company Portfolio K to U.S.
                                     Small Cap Portfolio K
                            * U.S. 4-10 Value Portfolio K to U.S. Small XM Value Portfolio K
                            * U.S. 6-10 Value Portfolio II to U.S. Small Cap Value Portfolio II
                            INCORPORATED HEREIN BY REFERENCE TO:

                            Filing:          Post-Effective Amendment No. 33/34
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     March 23, 2001.

                    (vii) Form of Addendum Number Seven re: the reflection of the following name change:
                            * AAM/DFA Two-Year Corporate Fixed Income Portfolio to AAM/DFA Two-Year Fixed Income Portfolio
                            ELECTRONICALLY FILED HEREWITH AS EXHIBIT
                            EX-99.g.1.vii.

          (h)  Other Material Contracts.
               (1) Transfer Agency Agreement between the Registrant and PFPC Inc. (formerly Provident Financial Processing Corporation) (the "Transfer Agency Agreement") dated July 12, 1991. INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 19/20 to the
                                     Registrant's Registration Statement on Form
                                     N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     March 3, 1998.

                    (i)     Addendum Number One
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 21/22
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     January 22, 1999.

                    (ii)    Addendum Number Two
                            re:  the addition of:
                            *        Tax-Managed U.S. Marketwide Value
                                     Portfolio XI
                            *        U.S. Large Company Institutional Index
                                     Portfolio
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No.
                                             28/29 to the Registrant's
                                             Registration Statement on Form
                                             N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     September 13, 1999.

                    (iii)   Addendum Number Three re: the addition of:

                            *        U.S. 6-10 Small Company Portfolio K
                            *        U.S. Large Cap Value Portfolio K
                            *        U.S. 4-10 Value Portfolio K
                            *        U.S. Large Company Portfolio K
                            *        DFA International Value Portfolio K
                            *        Emerging Markets Portfolio K
                            *        DFA One-Year Fixed Income Portfolio K
                            *        DFA Two-Year Global Fixed Income
                                     Portfolio K
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 30/31
                                             to the Registrant's Registration
                                             Statement on Form N-1A
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     April 26, 2000.

                    (iv)    Addendum Number Four re:  the addition of:
                            *        Dividend-Managed U.S. Large Company
                                     Portfolio II
                            *        Dividend-Managed U.S. Large Company
                                     Complement Portfolio II
                            *        Dividend-Managed U.S. Marketwide Value
                                     Portfolio II
                            * Dividend-Managed U.S. Marketwide Value Complement Portfolio II
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 31/32
                                             to the Registrant's Registration
                                             Statement on Form N-1A (later
                                             withdrawn)
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     May 15, 2000.

                    (v) Addendum Number Five re: the deletion of certain portfolios and the reflection of the following name changes:
                            * RWB/DFA U.S. High Book to Market Portfolio to the AAM/DFA U.S. High Book to Market Portfolio
                            * RWB/DFA Two-Year Corporate Fixed Income Portfolio to the AAM/DFA Two-Year Corporate Fixed Income Portfolio
                            * RWB/DFA Two-Year Government Portfolio to the AAM/DFA Two-Year Government Portfolio
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing: Post-Effective Amendment No. 32/33 to the Registrant's Registration Statement on Form N-1A.

                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     January 26, 2001.

                    (vi) Addendum Number Six re: the reflection of the following name changes:
                            * DFA 6-10 Institutional Portfolio to DFA Small Cap Institutional Portfolio
                            * U.S. 6-10 Small Company Portfolio K to U.S. Small Cap Portfolio K
                            * U.S. 4-10 Value Portfolio K to U.S. Small XM Value Portfolio K
                            * U.S. 6-10 Value Portfolio II to U.S. Small Cap Value Portfolio II
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 33/34
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     March 23, 2001.

                    (vii) Form of Addendum Number Seven re: the reflection of the following name change:
                            * AAM/DFA Two-Year Corporate Fixed Income Portfolio to AAM/DFA Two-Year Fixed Income Portfolio
                            ELECTRONICALLY FILED HEREWITH AS EXHIBIT
                            EX-99.h.1.vii.

               (2) Administration and Accounting Services Agreement between the Registrant and PFPC Inc. (formerly with Provident Financial Processing Corporation) (the "Administration and Accounting Services Agreement") dated July 12, 1991. INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 19/20 to the
                                     Registrant's Registration Statement on
                                     Form N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     March 3, 1998.

                    (i)     Addendum Number One
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 21/22
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     January 22, 1999.

                    (ii)    Addendum Number Two re:  the addition of:
                            *        Tax-Managed U.S. Marketwide Value
                                     Portfolio XI
                            *        U.S. Large Company Institutional Index
                                     Portfolio
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No.
                                             28/29 to the Registrant's
                                             Registration Statement on Form
                                             N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     September 13, 1999.

                    (iii)   Addendum Number Three re: the addition of:
                            *        U.S. 6-10 Small Company Portfolio K
                            *        U.S. Large Cap Value Portfolio K
                            *        U.S. 4-10 Value Portfolio K
                            *        U.S. Large Company Portfolio K
                            *        DFA International Value Portfolio K
                            *        Emerging Markets Portfolio K
                            *        DFA One-Year Fixed Income Portfolio K
                            *        DFA Two-Year Global Fixed Income
                                     Portfolio K
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 30/31
                                             to the Registrant's Registration
                                             Statement on Form N-1A
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     April 26, 2000.

                    (iv)    Addendum Number Four re:  the addition of:
                            *        Dividend-Managed U.S. Large Company
                                     Portfolio II
                            *        Dividend-Managed U.S. Large Company
                                     Complement Portfolio II
                            *        Dividend-Managed U.S. Marketwide Value
                                     Portfolio II
                            * Dividend-Managed U.S. Marketwide Value Complement Portfolio II
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 31/32
                                             to the Registrant's Registration
                                             Statement on Form N-1A (later
                                             withdrawn)
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     May 15, 2000.

                    (v) Addendum Number Five re: the deletion of certain portfolios and the reflection of the following name changes:
                            * RWB/DFA U.S. High Book to Market Portfolio to the AAM/DFA U.S. High Book to Market Portfolio
                            * RWB/DFA Two-Year Corporate Fixed Income Portfolio to the AAM/DFA Two-Year Corporate Fixed Income Portfolio
                            * RWB/DFA Two-Year Government Portfolio to the AAM/DFA Two-Year Government Portfolio
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 32/33
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     January 26, 2001.

                    (vi) Form of Addendum Number Six re: the reflection of the following name changes:
                            * DFA 6-10 Institutional Portfolio to DFA Small Cap Institutional Portfolio
                            *        U.S. 6-10 Small Company Portfolio K to U.S.
                                     Small Cap Portfolio K
                            * U.S. 4-10 Value Portfolio K to U.S. Small XM Value Portfolio K
                            * U.S. 6-10 Value Portfolio II to U.S. Small Cap Value Portfolio II
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 33/34
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     March 23, 2001.

                    (vii) Form of Addendum Number Seven re: the reflection of the following name change:
                            * AAM/DFA Two-Year Corporate Fixed Income Portfolio to AAM/DFA Two-Year Fixed Income Portfolio
                            ELECTRONICALLY FILED HEREWITH AS EXHIBIT
                            EX-99.h.2.vii.

               (3)  Administration Agreements between the Registrant and DFA.
                    (i)     Form of Dated May 3, 1993 re: the:
                            *        DFA 6-10 Institutional Portfolio
                            INCORPORATED HEREIN BY REFERENCE TO:

                            Filing:          Post-Effective Amendment No. 19/20
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     March 3, 1998.

                            (aa)     Form of Addendum Number One re: the
                                     reflection of the following name change:
                            * DFA 6-10 Institutional Portfolio to DFA Small Cap Institutional Portfolio

                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:   Post-Effective Amendment No. 33/34 to the
                            Registrant's Registration Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     March 23, 2001.

                    (ii)    Form of Dated December 1, 1993 re: the:
                            *        DFA International Value Portfolio
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 19/20
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     March 3, 1998.

                    (iii)   Form of Dated July 1, 1994 re: the:
                            * DFA International Value Portfolio II INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 19/20
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     March 3, 1998.

                    (iv)    Form of Dated January 1, 1994 re: the:
                            *        U.S. 6-10 Value Portfolio II
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 19/20
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     March 3, 1998.

                    (v)     Form of Dated July 1, 1994 re: the:
                            *        U.S. Large Cap Value Portfolio
                            INCORPORATED HEREIN BY REFERENCE TO:

                            Filing:          Post-Effective Amendment No. 19/20
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     March 3, 1998.

                    (vi)    Form of Dated September 30, 1994 re: the:
                            * DFA One-Year Fixed Income Portfolio II INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 19/20
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     March 3, 1998.

                    (vii)   Form of Dated December 20, 1994 re: the:
                            *        U.S. Large Cap Value Portfolio III
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 19/20
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     March 3, 1998.

                    (viii)  Form of Dated December 20, 1994 re: the:
                            * DFA International Value Portfolio III INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 19/20
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     March 3, 1998.

                    (ix)    Form of Dated March 1, 1996 re: the:
                            * RWB/DFA U.S. High Book-to-Market Portfolio INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 12/13
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     December 15, 1995.

                            (aa) Addendum Number One re: the reflection of the following name change:

                                     *       RWB/DFA U.S. High Book to Market
                                             Portfolio to the AAM/DFA U.S. High
                                             Book to Market Portfolio
                                     INCORPORATED HEREIN BY REFERENCE TO:
                                     Filing:           Post-Effective Amendment
                                                       No. 32/33 to the
                                                       Registrant's Registration
                                                       Statement on Form N-1A.
                                     File Nos.:        33-33980 and 811-6067.
                                     Filing Date:      January 26, 2001.

                    (x)     Form of Dated July, 1997 re: the:
                            * DFA International Value Portfolio IV INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 16/17
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     June 20, 1997.

                    (xi)    Form of Dated July, 1997 re: the:
                            *        Emerging Markets Portfolio II
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 16/17
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     June 20, 1997.

                    (xii)   Dated December 8, 1998 re: the:
                            *        Tax-Managed U.S. Marketwide Value
                                     Portfolio II
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 21/22
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     January 22, 1999.

                    (xiii)  Dated September 13, 1999 re: the:
                            *       U.S. Large Company Institutional Index
                                    Portfolio
                            *       Tax-Managed U.S. Marketwide Value
                                    Portfolio XI
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No.
                                             28/29 to the Registrant's
                                             Registration Statement on Form
                                             N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     September 13, 1999.

                    (xiv)   Amended and Restated Administration Agreement re:
                            the:
                            *        U.S. 6-10 Small Company Portfolio K
                            *        U.S. Large Cap Value Portfolio K
                            *        U.S. 4-10 Value Portfolio K
                            *        U.S. Large Company Portfolio K
                            *        DFA International Value Portfolio K
                            *        Emerging Markets Portfolio K
                            *        DFA One-Year Fixed Income Portfolio K
                            *        DFA Two-Year Global Fixed Income
                                     Portfolio K
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No.
                                             33/34 to the Registrant's
                                             Registration Statement on
                                             Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     March 23, 2001

                            (aa)     Form of Addendum Number One re: the
                                     reflection of the following name changes:
                                     *       U.S. 6-10 Small Company Portfolio
                                             K to U.S. Small Cap Portfolio K
                                     *       U.S. 4-10 Value Portfolio K to
                                             U.S. Small XM Value Portfolio K
                                     INCORPORATED HEREIN BY REFERENCE TO:
                                     Filing:           Post-Effective Amendment
                                                       No. 33/34 to the
                                                       Registrant's Registration
                                                       Statement on
                                                       Form N-1A.
                                     File Nos.:        33-33980 and 811-6067.
                                     Filing Date:      March 23, 2001.

               (4) Form of Client Service Agreements between Reinhardt, Werba, Bowen, Inc. ("RWB") and the Registrant.
                    (i)     Form of re: the:
                            * RWB/DFA Two-Year Government Portfolio INCORPORATED BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 12/13
                                             Registrant's Registration Statement
                                             on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     December 15, 1995.

                            (aa)     Amended Agreement dated March 13, 1996 re:
                                     the:
                                     *       RWB/DFA Two-Year Government
                                             Portfolio.
                                     INCORPORATED HEREIN BY REFERENCE TO:

                            Filing:          Post-Effective Amendment No. 19/20
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     March 3, 1998.

                            (bb) Amendment Number Two re: the reflection of the following name change:
                                     *       RWB/DFA Two-Year Government
                                             Portfolio to the AAM/DFA Two-Year
                                             Government Portfolio
                                     INCORPORATED HEREIN BY REFERENCE TO:
                                     Filing:           Post-Effective Amendment
                                                       No. 32/33 to the
                                                       Registrant's Registration
                                                       Statement on Form N-1A.
                                     File Nos.:        33-33980 and 811-6067.
                                     Filing Date:      January 26, 2001.

                    (ii)    Form of re: the:
                            *        RWB/DFA Two-Year Corporate Fixed Income
                                     Portfolio
                            INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 2/13
                                             Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     December 15, 1995.

                            (aa)     Amended Agreement dated March 13, 1996 re:
                                     *       RWB/DFA Two-Year Corporate Fixed
                                             Income Portfolio
                                     INCORPORATED HEREIN BY REFERENCE TO:
                                     Filing:           Post-Effective Amendment
                                                       No. 19/20 to Registrant's
                                                       Registration Statement on
                                                       Form N-1A.
                                     File Nos.:        33-33980 and 811-6067.
                                     Filing Date:      March 3, 1998.

                            (bb) Amendment Number Two re: the reflection of the following name change:
                                     *       RWB/DFA Two-Year Corporate Fixed
                                             Income Portfolio to the AAM/DFA
                                             Two-Year Corporate Fixed Income
                                             Portfolio
                                     INCORPORATED HEREIN BY REFERENCE TO:

                                     Filing:           Post-Effective Amendment
                                                       No. 32/33 to the
                                                       Registrant's Registration
                                                       Statement on Form N-1A.
                                     File Nos.:        33-33980 and 811-6067.
                                     Filing Date:      January 26, 2001.

                            (cc) Form of Amendment Number Three re: the reflection of the following name change:
                                     *       AAM/DFA Two-Year Corporate Fixed
                                             Income Portfolio to the AAM/DFA
                                             Two-Year Corporate Income Portfolio
                                     ELECTRONICALLY FILED HEREWITH AS EXHIBIT
                                     EX-99.h.4.ii.cc.

                    (iii)   Form of re: the:
                            * RWB/DFA U.S. High Book-to-Market Portfolio INCORPORATED HEREIN BY REFERENCE TO:
                            Filing:          Post-Effective Amendment No. 12/13
                                             to the Registrant's Registration
                                             Statement on Form N-1A.
                            File Nos.:       33-33980 and 811-6067.
                            Filing Date:     December 15, 1995.

                            (aa)     Amended Agreement dated March 13, 1996 re:
                                     *       RWB/DFA U.S. High Book to Market
                                             Portfolio
                                     INCORPORATED HEREIN BY REFERENCE TO:
                                     Filing:           Post-Effective Amendment
                                                       No. 19/20 to Registrant's
                                                       Registration Statement on
                                                       Form N-1A.
                                     File Nos.:        33-33980 and 811-6067.
                                     Filing Date:      March 3, 1998.

                            (bb) Addendum Number Two re: the reflection of the following name change:
                                     *       RWB/DFA U.S. High Book to Market
                                             Portfolio to the AAM/DFA U.S. High
                                             Book to Market Portfolio
                                     INCORPORATED HEREIN BY REFERENCE TO:
                                     Filing:           Post-Effective Amendment
                                                       No. 32/33 to the
                                                       Registrant's Registration
                                                       Statement on Form N-1A.
                                     File Nos.:        33-33980 and 811-6067.
                                     Filing Date:      January 26, 2001.

               (5)  Form of Facility Agreement with DFA.

                    Previously filed with this registration statement and incorporated herein by reference.

               (6) Form of Services Agreement, dated as of July 1, 1994 between Charles Schwab & Co., Inc. and the Registrant re: the:
                    *       U.S. Small Cap Portfolio II;
                    *       U.S. Large Cap Portfolio II; and
                    *       DFA International Value Portfolio II
                    INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 19/20 to
                                     Registrant's
                                     Registration Statement on Form N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     March 3, 1998.

               (7) Expense Waiver and Assumption Agreement between the Registrant and DFA and dated July 27, 2001.
                    ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.h.7.


          (i)  Legal Opinion.

               (1) Opinion of Stradley, Ronon, Stevens & Young, LLP. INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No.33/34 to the
                                     Registrant's Registration Statement on
                                     Form N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     March 23, 2001.

          (j)  Other Opinions.
               (1) Consents of PricewaterhouseCoopers LLP re: all of the Portfolios of the Registrant except for DFA International Value Portfolio.
                    ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.j.1.

               (2) Consent of PricewaterhouseCoopers LLP re: DFA International Value Portfolio.
                    INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 64/65 to DFA
                                     Investment Dimensions Group Inc.'s
                                     Registration Statement on Form N-1A.
                    File Nos.:       2-73948 and 811-3258.
                    Filing Date:     March 27, 2002.

          (k)  Omitted Financial Statements.
               Not applicable.

          (l)  Initial Capital Agreements.
               Form of Subscription Agreement under Section 14(a)(3) of the Investment of Investment Company Act of 1940, previously filed with this registration statement and incorporated herein by reference.

          (m)  Rule 12b-1 Plan.
               Not applicable.

          (n)  Rule 18f-3 Plan.
               Not Applicable.

          (o)  Powers-of-Attorney.
               (1) On behalf of the Registrant, dated July 18, 1997, appointing David G. Booth, Rex A. Sinquefield, Michael T. Scardina, Irene R. Diamant, Catherine L. Newell and Stephen W. Kline, Esquire as attorneys-in-fact.
                    INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 29/30 to the
                                     Registrant's Registration Statement on Form
                                     N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     March 22, 2000.

               (2) On behalf of The DFA Investment Trust Company, dated July 18, 1997, appointing David G. Booth, Rex A. Sinquefield, Michael T. Scardina, Irene R. Diamant, Catherine L. Newell and Stephen W. Kline, Esquire as attorneys-in-fact. INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 29/30 to the
                                     Registrant's Registration Statement on
                                     Form N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     March 22, 2000.

               (3) On behalf of the Registrant, dated January 24, 2001, appointing David G. Booth, Rex A. Sinquefield, Michael T. Scardina, Catherine L. Newell and Valerie A. Brown, Esquire as attorneys-in-fact.
                    INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 32/33 to the
                                     Registrant's Registration Statement on Form
                                     N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     January 26, 2001.

               (4) On behalf of The DFA Investment Trust Company, dated January 24, 2001, appointing David G. Booth, Rex A. Sinquefield, Michael T. Scardina, Catherine L. Newell and Valerie A. Brown as attorneys-in-fact.
                    INCORPORATED HEREIN BY REFERENCE TO:

                    Filing:          Post-Effective Amendment No. 32/33 to the
                                     Registrant's Registration Statement on
                                     Form N-1A.
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     January 26, 2001.

          (p)  Codes of Ethics.
               (1) Code of Ethics of Registrant and The DFA Investment Trust Company
                    INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 30/31 to the
                                     Registrant's Registration Statement on
                                     Form N-1A
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     April 26, 2000.

               (2)  Code of Ethics of Advisor and Underwriter.
                    INCORPORATED HEREIN BY REFERENCE TO:
                    Filing:          Post-Effective Amendment No. 30/31 to the
                                     Registrant's Registration Statement on
                                     Form N-1A
                    File Nos.:       33-33980 and 811-6067.
                    Filing Date:     April 26, 2000.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
          None.

ITEM 25.  INDEMNIFICATION.

          (a) Reference is made to Section 1 of Article Ten of the Registrant's By-Laws, approved through April 26, 2001, which are incorporated herein by reference to Post-Effective Amendment No. 30/31 to the Registrant's Registration Statement on Form N-1A as filed April 26, 2000, which provide for indemnification, as set forth below, with respect to Officers and Directors of the Corporation:

               (1) The Corporation shall indemnify each Officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided under Section 2-418 of the Maryland General Corporation Law:

                    (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b)(1) of such section; and

                    (ii) provided that the Corporation shall not indemnify any
                         Officer or Director for any liability to the Corporation or its security holders arising from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

               (2) The provisions of clause (i) of paragraph (a) herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which such Officer or Director is a party by reason of service in such capacity.

               (3) The Corporation, in the manner and to the extent provided by applicable law, shall advance to each Officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.

          (b) Registrant's Articles of Incorporation, which are incorporated herein by reference, provide the following under Article Seventh:

               (1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, as amended from time to time, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to liabilities occurring for acts or omissions occurring at the time a person serves as a director or officer of the Corporation, whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

               (2) Notwithstanding the foregoing, this Article SEVENTH shall not operate to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which such person would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person's office.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

          (a) Dimensional Fund Advisors Inc. (the "Advisor"), with a principal place of business located at 1299 Ocean Drive, 11th Floor, Santa Monica, CA 90401, the investment manager for the Registrant, is also the investment manager for three other registered open-end investment companies, The DFA Investment Trust Company, Dimensional Emerging Markets Value Fund Inc. and DFA Investment Dimensions Group Inc. The Advisor also serves as sub-advisor for certain other registered investment companies.

               The Advisor is engaged in the business of providing investment advice primarily to institutional investors. For additional information, please see "Management of the Fund" in PART A and "Directors and Officers" in PART B of this Registration Statement.

               Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor's Form ADV filed with the Commission (File No. 801-16283), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment or a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.  PRINCIPAL UNDERWRITERS.

          (a) Names of investment companies for which the Registrant's principal underwriter also acts as principal underwriter. Not applicable.

          (b) Registrant distributes its own shares. It has entered into an agreement with DFA Securities Inc. dated April 16, 1993, which provides that DFA Securities Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, will supervise the sale of Registrant's shares. This agreement is subject to the requirements of Section 15(b) of the Investment Company Act of 1940.

          (c) Commissions and other compensation received by each principal underwriter who is not an affiliated person of the Registrant. Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

          The accounts and records of the Registrant are located at the office of the Registrant and at additional locations, as follows:

          NAME                                        ADDRESS
          ----                                        -------
          Dimensional Investment Group Inc.           1299 Ocean Avenue
                                                      11th Floor
                                                      Santa Monica, CA  90401

          PFPC Inc.                                   400 Bellevue Parkway
                                                      Wilmington, DE 19809

ITEM 29.  MANAGEMENT SERVICES.
          None.

ITEM 30.  UNDERTAKINGS.
          Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused Post-Effective Amendment No. 34/35 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, and State of California, as of the 25th day of March, 2002.

                               DIMENSIONAL INVESTMENT GROUP INC.
                                       (Registrant)

                                    By:     David G. Booth*
                                            David G. Booth, President
                                            (Signature and Title)

Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 34/35 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURE                            TITLE                                 DATE
---------                            -----                                 ----
David G. Booth*                      President, Director and               March 25, 2002
David G. Booth                       Chairman-Chief Executive Officer

Rex A. Sinquefield*                  Director and Chairman-Chief           March 25, 2002
Rex A. Sinquefield                   Investment Officer

Michael T. Scardina*                 Chief Financial Officer; Treasurer    March 25, 2002
Michael T. Scardina                  and Vice President

George M. Constantinides*            Director                              March 25, 2002
George M. Constantinides

John P. Gould*                       Director                              March 25, 2002
John P. Gould

Roger G. Ibbotson*                   Director                              March 25, 2002
Roger G. Ibbotson

Myron S. Scholes *                   Director                              March 25, 2002
Myron S. Scholes

Abbie J. Smith *                     Director                              March 25, 2002
Abbie J. Smith


         * By:  Valerie A. Brown
                Valerie A. Brown
                Attorney-in-Fact (Pursuant to a Power of Attorney)

THE DFA INVESTMENT TRUST COMPANY consents to the filing of this Amendment to the Registration Statement of Dimensional Investment Group Inc. which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, and State of California, as of the 25th day of March, 2002.

                                    THE DFA INVESTMENT TRUST COMPANY
                                            (Registrant)

                                    By:     David G. Booth*
                                            David G. Booth, President
                                            (Signature and Title)

The undersigned Trustees and principal officers of THE DFA INVESTMENT TRUST COMPANY consent to the filing of this Post-Effective Amendment No. 34/35 to the Registration Statement of Dimensional Investment Group Inc. on the dates indicated.



SIGNATURE                             TITLE                                   DATE
---------                             -----                                   ----
David G. Booth*                       President, Trustee and Chairman-Chief   March 25, 2002
David G. Booth                        Executive Officer

Rex A. Sinquefield*                   Trustee and Chairman-Chief Investment   March 25, 2002
Rex A. Sinquefield                    Officer

Michael T. Scardina*                  Chief Financial Officer; Treasurer      March 25, 2002
Michael T. Scardina                   and Vice President

George M. Constantinides*             Trustee                                 March 25, 2002
George M. Constantinides

John P. Gould*                        Trustee                                 March 25, 2002
John P. Gould

Roger G. Ibbotson*                    Trustee                                 March 25, 2002
Roger G. Ibbotson

Myron S. Scholes *                    Trustee                                 March 25, 2002
Myron S. Scholes

Abbie J. Smith *                      Trustee                                 March 25, 2002
Abbie J. Smith


         *By:  Valerie A. Brown
               Valerie A. Brown
               Attorney-in-Fact (Pursuant to a Power of Attorney)

                                  EXHIBIT INDEX


N-1A                       EDGAR
EXHIBIT NO.                EXHIBIT NO.               DESCRIPTION
-----------                -----------               -----------
23(a)(9)                   EX-99.a.9                 Articles of Amendment

23(d)(1)(ii)               EX-99.d.1.ii              Addendum Number Two to Investment Advisory Agreement

23(g)(1)(vii)              EX-99.g.1.vii             Form of Addendum Number Seven to Custodian Agreement

23(h)(1)(vii)              EX-99.h.1.vii             Form of Addendum Number Seven to Transfer Agency Agreement

23(h)(2)(vii)              EX-99.h.2.vii             Form of Addendum Number Seven to Administration and
                                                     Accounting Services Agreement

23(h)(4)(ii)(cc)           EX-99.h.4.ii.cc           Form of Addendum Number Two to Client Service Agreement

23(h)(7)                   EX-99.h.7                 Expense Waiver and Assumption Agreement

23(j)(1)                   EX-99.j.1                 Consents of Auditor